UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock 60/40 Target Allocation ETF V.I. Fund (Formerly iShares Dynamic Allocation V.I. Fund)

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock International V.I. Fund

BlackRock International Index V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Small Cap Index V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock 60/40 Target Allocation ETF V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock 60/40 Target Allocation ETF V.I. Fund

Investment Objective

BlackRock 60/40 Target Allocation ETF V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

On April 17, 2019, the Fund’s Board approved a proposal to change the name of BlackRock iShares® Dynamic Allocation V.I. Fund to BlackRock 60/40 Target Allocation ETF V.I. Fund. The Board also approved certain changes to the Fund’s investment strategies. These changes were effective on May 1, 2019.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund outperformed its blended benchmark (60% MSCI All Country World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

The largest contributions to Fund performance came from the iShares Core S&P 500 ETF and the iShares Global Tech ETF.

There were no detractors from performance during the period.

Describe recent portfolio activity.

During the six-month period, the Fund increased exposure to U.S. and emerging market stocks, as well as U.S. government bonds. Allocations to U.S. corporate bonds and global technology stocks were trimmed to help reduce overall portfolio risk.

Describe portfolio positioning at period end.

At period end, the Fund remained overweight in both equity and credit. Within equity, the Fund was underweight to international stocks in favor of U.S. stocks. The Fund also maintained a short duration bias in an effort to mitigate interest rate risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Affiliated Investment Companies
Equity Funds	42%
Short-Term Securities	31
Fixed Income Funds	27

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock 60/40 Target Allocation ETF V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	Since Inception (b)
Class I(c)(d)	13.37%	7.77%	4.60%	4.99%
Class III(c)(d)	13.33	7.46	4.35	4.73
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index(e)	12.27	6.96	5.05	5.47
MSCI All Country World Index(f)	16.23	5.74	6.16	6.77
Bloomberg Barclays U.S. Aggregate Bond Index(g)	6.11	7.87	2.95	3.09

(a)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The Fund commenced operations on April 30, 2014.
(c)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to May 1, 2019 are the returns of the Fund when it followed different investment strategies under the name BlackRock iShares® Dynamic Allocation V.I. Fund.

(d)	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity and fixed income indices.
(e)	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
(f)

A free float-adjusted market capitalization weighted index, that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes.

(g)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,133.70	$1.01	$1,000.00	$1,023.85	$0.95	0.19%
Class III	1,000.00	1,133.30	2.33	1,000.00	1,022.61	2.21	0.44

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2019	BlackRock 60/40 Target Allocation ETF V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Affiliated Investment Companies — 144.1%*

Equity Funds — 60.8%
iShares Core MSCI EAFE ETF	198,648	$12,196,987
iShares Core MSCI Emerging Markets ETF(a)	149,546	7,692,646
iShares Core S&P 500 ETF(a)	143,462	42,285,425
iShares Core S&P Total U.S. Stock Market ETF(a)	100,197	6,676,126
iShares Edge MSCI Minimum Volatility USA ETF(a)	93,993	5,802,188
iShares Edge MSCI USA Momentum Factor ETF(a)	39,335	4,665,131
iShares Global Tech ETF	33,086	5,939,930

		85,258,433

Fixed Income Funds — 39.1%(a)
iShares iBoxx $ Investment Grade Corporate Bond ETF	59,783	7,435,212
iShares Intermediate-Term Corporate Bond ETF	173,672	9,890,620

Security	Shares	Value

Fixed Income Funds (continued)
iShares MBS ETF	50,461	$5,429,604
iShares Short Maturity Bond ETF	223,283	11,237,833
iShares U.S. Treasury Bond ETF	806,745	20,826,122

		54,819,391

Short-Term Securities — 44.2%(b)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	747,319	747,319
SL Liquidity Series, LLC, Money Market Series, 2.55%(c)	61,210,753	61,229,117

		61,976,436
Total Affiliated Investment Companies — 144.1% (Cost: $196,957,683)		202,054,260
Liabilities in Excess of Other Assets — (44.1)%		(61,841,113)

Net Assets — 100.0%		$140,213,147

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	272,513	474,806	(b)	—	747,319	$747,319	$2,784		$—	$—
SL Liquidity Series, LLC, Money Market Series	26,024,369	35,186,384	(b)	—	61,210,753	61,229,117	89,717	(c)	9,460	846
iShares Core MSCI EAFE ETF	190,016	12,825		(4,193)	198,648	12,196,987	231,448		(31,518)	1,251,520
iShares Core MSCI Emerging Markets ETF	81,513	69,833		(1,800)	149,546	7,692,646	72,202		(2,939)	248,679
iShares Core S&P 500 ETF	109,639	58,823		(25,000)	143,462	42,285,425	431,456		907,556	5,396,198
iShares Core S&P Mid-Cap ETF(d)	20,257	—		(20,257)	—	—	—		(393,797)	598,364
iShares Core S&P Small-Cap ETF(d)	31,125	100		(31,225)	—	—	7,992		(100,498)	377,750
iShares Core S&P Total U.S. Stock Market ETF	—	100,397		(200)	100,197	6,676,126	35,068		49	121,596
iShares Edge MSCI Minimum Volatility USA ETF	91,341	4,635		(1,983)	93,993	5,802,188	51,467		19,314	830,795
iShares Edge MSCI USA Momentum Factor ETF	78,970	1,737		(41,372)	39,335	4,665,131	35,637		(385,209)	1,238,559
iShares Global Tech ETF	45,208	4,739		(16,861)	33,086	5,939,930	35,403		51,216	1,578,027
iShares iBoxx $ Investment Grade Corporate Bond ETF	105,522	2,361		(48,100)	59,783	7,435,212	125,661		34,189	777,806
iShares Intermediate-Term Corporate Bond ETF	175,713	7,103		(9,144)	173,672	9,890,620	146,170		(388)	771,946
iShares J.P. Morgan USD Emerging Markets Bond ETF(d)	62,919	100		(63,019)	—	—	81,578		167,891	191,941
iShares MBS ETF	—	50,561		(100)	50,461	5,429,604	25,788		8	84,800
iShares S&P 500 Growth ETF(d)	14,822	—		(14,822)	—	—	—		(202,451)	297,392
iShares S&P 500 Value ETF(d)	22,800	—		(22,800)	—	—	—		(228,815)	320,077
iShares Short Maturity Bond ETF	370,419	9,564		(156,700)	223,283	11,237,833	157,205		(10,094)	143,960
iShares U.S. Treasury Bond ETF	164,381	651,364		(9,000)	806,745	20,826,122	122,905		4,000	723,481

						$202,054,260	$1,652,481		$(162,026)	$14,953,737

CONSOLIDATED SCHEDULE OF INVESTMENTS	5

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock 60/40 Target Allocation ETF V.I. Fund

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	No longer held by the Fund as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$140,077,824	$—	$—	$140,077,824
Short-Term Securities	747,319	—	—	747,319

Subtotal	$140,825,143	$—	$—	$140,825,143

Investments valued at NAV(a)				61,229,117

Total Investments				$202,054,260

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to consolidated financial statements.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

June 30, 2019

BlackRock 60/40 Target Allocation ETF V.I. Fund

ASSETS
Investments at value — affiliated (including securities loaned at value of $60,201,366) (cost — $196,957,683)	$202,054,260
Receivables:
Securities lending income — affiliated	5,253
Capital shares sold	11,163
Dividends — affiliated	658
Prepaid expenses	1,103
Other assets	48,236

Total assets	202,120,673

LIABILITIES
Cash collateral on securities loaned at value	61,224,483
Payables:
Investments purchased	469,338
Capital shares redeemed	50,687
Distribution fees	1,144
Investment advisory fees	5,359
Directors’ and Officer’s fees	5,114
Transfer agent fees	103,659
Other accrued expenses	47,742

Total liabilities	61,907,526

NET ASSETS	$140,213,147

NET ASSETS CONSIST OF
Paid-in capital	$133,569,590
Accumulated earnings	6,643,557

NET ASSETS	$140,213,147

NET ASSET VALUE
Class I — Based on net assets of $134,165,791 and 11,462,354 shares outstanding, 100 million shares authorized, $0.10 par value	$11.70

Class III — Based on net assets of $6,047,356 and 518,924 shares outstanding, 100 million shares authorized, $0.10 par value	$11.65

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	7

Consolidated Statement of Operations

Six Months Ended June 30, 2019

BlackRock 60/40 Target Allocation ETF V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$1,562,764
Securities lending income — affiliated — net	89,717

Total investment income	1,652,481

EXPENSES
Transfer agent — class specific	135,357
Investment advisory	97,314
Professional	37,338
Accounting services	31,458
Printing	7,962
Directors and Officer	7,041
Custodian	6,410
Distribution — class specific	5,915
Transfer agent	2,348
Board realignment and consolidation	181
Registration	133
Miscellaneous	2,867

Total expenses	334,324
Less:
Fees waived and/or reimbursed by the Manager	(69,631)
Transfer agent fees waived and/or reimbursed — class specific	(135,256)

Total expenses after fees waived and/or reimbursed	129,437

Net investment income	1,523,044

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from investments — affiliated	(162,026)
Net change in unrealized appreciation on investments — affiliated	14,953,737

Net realized and unrealized gain	14,791,711

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,314,755

See notes to consolidated financial statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock 60/40 Target Allocation ETF V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 1,523,044	$ 1,375,200
Net realized gain (loss)	(162,026)	2,333,615
Net change in unrealized appreciation (depreciation)	14,953,737	(7,741,844)

Net increase (decrease) in net assets resulting from operations	16,314,755	(4,033,029)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	—	(2,881,352)
Class III	—	(93,658)

Decrease in net assets resulting from distributions to shareholders	—	(2,975,010)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,215,383	99,743,994

NET ASSETS
Total increase in net assets	18,530,138	92,735,955
Beginning of period	121,683,009	28,947,054

End of period	$ 140,213,147	$ 121,683,009

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	9

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock 60/40 Target Allocation ETF V.I. Fund

	Class I

	Six Months Ended	Year Ended December 31,				Period from
	06/30/19 (unaudited)	2018	2017	2016	2015	04/30/14 (a) to 12/31/14

Net asset value, beginning of period	$10.32	$11.13	$9.85	$9.45	$10.02	$10.00

Net investment income(b)	0.13	0.33	0.23	0.22	0.24	0.20
Net realized and unrealized gain (loss)	1.25	(0.88)	1.26	0.39	(0.63)	(0.07)

Net increase (decrease) from investment operations	1.38	(0.55)	1.49	0.61	(0.39)	0.13

Distributions(c)
From net investment income	—	(0.11)	(0.20)	(0.20)	(0.17)	(0.10)
From net realized gain	—	(0.15)	—	—	—	(0.01)
From return of capital	—	—	(0.01)	(0.01)	(0.01)	—

Total distributions	—	(0.26)	(0.21)	(0.21)	(0.18)	(0.11)

Net asset value, end of period	$11.70	$10.32	$11.13	$9.85	$9.45	$10.02

Total Return(d)
Based on net asset value	13.37%(e)	(4.94)%	15.11%	6.49%	(3.88)%	1.27%(e)

Ratios to Average Net Assets(f)
Total expenses	0.51%(g)	1.00%(h)	0.94%	0.83%	1.90%	6.47%(g)(i)

Total expenses after fees waived and/or reimbursed	0.19%(g)	0.37%(h)	0.53%	0.53%	0.64%	0.75%(g)

Net investment income	2.35%(g)	3.01%	2.14%	2.27%	2.41%	2.85%(g)

Supplemental Data
Net assets, end of period (000)	$134,166	$117,502	$25,332	$18,135	$14,636	$6,092

Portfolio turnover rate	36%	54%	48%	54%	54%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,				Period from
	06/30/19 (unaudited)	2018	2017	2016	2015	04/30/14 (a) to 12/31/14
Investments in underlying funds	0.14%	0.20%	0.21%	0.23%	0.29%	0.27%

(g)	Annualized.
(h)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.76% and 0.37%, respectively.

(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I would have been 7.00%.

See notes to consolidated financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock 60/40 Target Allocation ETF V.I. Fund

	Class III

	Six Months Ended	Year Ended December 31,				Period from
	06/30/19 (unaudited)	2018	2017	2016	2015	04/30/14 (a) to 12/31/14

Net asset value, beginning of period	$10.28	$11.09	$9.83	$9.44	$10.01	$10.00

Net investment income(b)	0.12	0.20	0.21	0.21	0.26	0.17
Net realized and unrealized gain (loss)	1.25	(0.77)	1.24	0.37	(0.66)	(0.06)

Net increase (decrease) from investment operations	1.37	(0.57)	1.45	0.58	(0.40)	0.11

Distributions(c)
From net investment income	—	(0.09)	(0.18)	(0.18)	(0.16)	(0.09)
From net realized gain	—	(0.15)	—	—	—	(0.01)
From return of capital	—	—	(0.01)	(0.01)	(0.01)	—

Total distributions	—	(0.24)	(0.19)	(0.19)	(0.17)	(0.10)

Net asset value, end of period	$11.65	$10.28	$11.09	$9.83	$9.44	$10.01

Total Return(d)
Based on net asset value	13.33%(e)	(5.18)%	14.72%	6.16%	(3.99)%	1.05%(e)

Ratios to Average Net Assets(f)
Total expenses	0.76%(g)	1.38%(h)	1.25%	1.02%	1.87%	8.32%(g)(i)

Total expenses after fees waived and/or reimbursed	0.44%(g)	0.72%(h)	0.78%	0.78%	0.86%	1.00%(g)

Net investment income	2.25%(g)	1.83%	1.97%	2.08%	2.56%	2.54%(g)

Supplemental Data
Net assets, end of period (000)	$6,047	$4,181	$3,615	$1,804	$1,174	$20

Portfolio turnover rate	36%	54%	48%	54%	54%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,				Period from
	06/30/19 (unaudited)	2018	2017	2016	2015	04/30/14 (a) to 12/31/14
Investments in underlying funds	0.14%	0.20%	0.21%	0.23%	0.29%	0.27%

(g)	Annualized.
(h)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.14% and 0.72%, respectively.

(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class III would have been 9.13%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	11

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The consolidated financial statements presented are for BlackRock 60/40 Target Allocation ETF V.I. Fund (the “Fund”) (formerly known as BlackRock iShares® Dynamic Allocation V.I. Fund). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board and the Board of Trustees of State Farm Variable Product Trust and shareholders of Stock and Bond Balanced Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on October 26, 2018.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratio:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	60/40 Target Allocation ETF V.I. Fund Share Class	Shares of 60/40 Target Allocation ETF V.I. Fund
State Farm Stock and Bond Balanced Fund	9,171,251	0.94097697	Class I	8,629,936

The Target Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the reorganization were as follows:

Target Fund	Net Assets	Paid-In Capital	Accumulated Loss
State Farm Stock and Bond Balanced Fund	$93,649,853	$98,897,788	$(5,247,935)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $32,398,241. The aggregate net assets of the Fund immediately after the acquisition amounted to $126,048,094. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Stock and Bond Balanced Fund	$93,059,358	$98,307,293

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and was effective on October 29, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $2,113,145

•	Net realized and change in unrealized loss on investments: $(6,224,912)

•	Net decrease in net assets resulting from operations: $(4,111,767)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Consolidated Statement of Operations since October 29, 2018.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund. The Manager reimbursed the Fund $116,751, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $0, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in consolidated net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	13

Notes to Consolidated Financial Statements  (unaudited) (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral
Counterparty	Loaned at Value	Received	(a)	Net Amount
Citigroup Global Markets, Inc.	$35,470,093	$(35,470,093)		$—
Credit Suisse Securities (USA) LLC	7,152,085	(7,152,085)		—
Deutsche Bank Securities, Inc.	289,128	(289,128)		—
Goldman Sachs & Co.	236,624	(236,624)		—
JP Morgan Securities LLC	17,053,436	(17,053,436)		—

	$60,201,366	$(60,201,366)		$—

(a)

Cash collateral with a value of $ 61,224,483 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.150%
$1 Billion — $3 Billion	0.140
$3 Billion — $5 Billion	0.135
Greater than $5 Billion	0.130

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the class specific distribution fees borne directly by Class III were $5,915.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$130,400
Class III	4,957
$135,357

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2019, the amount waived was $89.

In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates through April 30, 2021, if any. For six months ended June 30, 2019, there were no fees waived by the manager.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $403 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.19%
Class III	0.44

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived and/or reimbursed $69,542, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	15

Notes to Consolidated Financial Statements  (unaudited) (continued)

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 130,303
Class III	4,953
$ 135,256

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

As of June 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020	2021
Fund Level	$79,451	$86,844	$69,542
Class I	25,064	90,389	130,303
Class III	3,305	8,320	4,953

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $19,905 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

6.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, and excluding short-term securities, were $50,633,807 and $46,662,459, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$197,044,253

Gross unrealized appreciation	$5,398,939
Gross unrealized depreciation	(388,932)

Net unrealized appreciation	$5,010,007

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	17

Notes to Consolidated Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	666,454	$7,555,266	766,813	$8,557,354
Shares issued in reinvestment of distributions	—	—	279,201	2,881,352
Shares issued in reorganization	—	—	8,629,936	93,649,853
Shares redeemed	(593,720)	(6,606,157)	(563,155)	(6,224,356)

Net increase	72,734	$949,109	9,112,795	$98,864,203

Class III
Shares sold	177,553	$2,000,544	173,313	$1,932,140
Shares issued in reinvestment of distributions	—	—	9,111	93,658
Shares redeemed	(65,168)	(734,270)	(101,732)	(1,146,007)

Net increase	112,385	$1,266,274	80,692	$879,791

Total Net Increase	185,119	$2,215,383	9,193,487	$99,743,994

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

EAFE	Europe, Australasia and Far East

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	S&P Global Ratings

GLOSSARY OF TERMS USED IN THIS REPORT	19

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Advantage Large Cap Core V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Advantage Large Cap Core V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

Following several months of strong relative performance, the Fund gave back in June much of the excess return relative to the benchmark that it had generated in prior months. June was characterized by a sharp market rebound and a continuously changing environment in which investors sporadically and aggressively sought more risky cyclical exposure. Despite a strong six-month period overall, several trend-based insights acted as a drag on relative performance during the month. However, over the six-month period, it was primarily the portfolio’s fundamental value insights that hindered relative Fund returns. More traditional value metrics were particularly weak, reflecting investors’ continued preference for high-growth opportunities over more value-oriented areas of the market. While the portfolio’s fundamental quality insights were broadly additive, certain measures of operating and asset efficiency detracted from relative performance. Given the continued decline in U.S. interest rates, a quality and risk management signal positioning against companies with higher degrees of leverage also detracted. Lastly, among the portfolio’s macro thematic insights, a signal that measures sensitivity to changes in foreign exchange rates was challenged given the heightened volatility across currency markets.

Despite periods of volatility, including a market drawdown in May, stronger-than-expected corporate earnings, an overall easing of global trade tensions and increasingly dovish central bank rhetoric supported the market throughout the first half of the year. At the portfolio level, sentiment- and trend-based stock selection insights drove positive relative performance in the period, especially in the consumer staples and real estate sectors. Among this group of insights, a machine learned signal conducting text-analysis of management conference calls to identify longer-term trends in company fundamentals was particularly additive. An alternative trend-based insight that evaluates the tightness of every industry’s labor market as an indication of each company’s availability and cost of labor was also beneficial. While the portfolio’s fundamental insights detracted in aggregate, there were certain bright spots among the Fund’s quality signals, especially among alternative measures of quality. In particular, a signal that evaluates companies based on a series of long-term sustainability measures provided stability to the portfolio amid increased market volatility. Lastly, although the portfolio’s macro thematic signals detracted in aggregate, select industry timing signals were beneficial. In this vein, maintaining a modest underweight position in the energy sector throughout the period and a modest overweight position in the financials sector during the second quarter of 2019 proved additive to relative portfolio performance.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these, a new insight was added that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. The Fund also added a machine-learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions. Lastly, in the second quarter of 2019, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company job hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the utilities and industrials sectors and slight underweight positions in the consumer discretionary and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Advantage Large Cap Core V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	18.42%	8.28%	10.21%	13.41%
Class II (b)(c)	18.31	8.09	10.02	13.23
Class III (b)(c)	18.27	7.97	9.90	13.10
Russell 1000® Index (d)	18.84	10.02	10.45	14.77

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Core V.I. Fund”.

(d)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,184.20	$3.09	$1,000.00	$1,021.97	$2.86	0.57%
Class II	1,000.00	1,183.10	3.95	1,000.00	1,021.17	3.66	0.73
Class III	1,000.00	1,182.70	4.55	1,000.00	1,020.63	4.21	0.84

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	22%
Financials	14
Health Care	14
Industrials	10
Consumer Discretionary	9
Communication Services	9
Consumer Staples	6
Utilities	4
Real Estate	4
Energy	4
Materials	3
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Aerospace & Defense — 2.2%
Curtiss-Wright Corp.	8,265	$1,050,729
Harris Corp.	14,766	2,792,694
Lockheed Martin Corp.	11,739	4,267,596
Raytheon Co.	13,391	2,328,427

		10,439,446

Auto Components — 0.1%
Dana, Inc.	10,277	204,923

Automobiles — 0.0%
Thor Industries, Inc.(a)	3,188	186,339

Banks — 4.6%
Bank of America Corp.(a)	82,040	2,379,160
Citizens Financial Group, Inc.	117,153	4,142,530
East West Bancorp, Inc.	12,651	591,687
First Republic Bank(a)	17,780	1,736,217
JPMorgan Chase & Co.	99,881	11,166,696
Wells Fargo & Co.	27,009	1,278,066
Western Alliance Bancorp(b)	17,734	793,065

		22,087,421

Beverages — 1.2%
Keurig Dr Pepper, Inc.(a)	3,150	91,035
Molson Coors Brewing Co., Class B	3,050	170,800
Monster Beverage Corp.(b)	18,155	1,158,834
PepsiCo, Inc.	34,203	4,485,039

		5,905,708

Biotechnology — 4.1%
AbbVie, Inc.	49,818	3,622,765
Amgen, Inc.	33,855	6,238,799
Celgene Corp.(b)	12,319	1,138,768
Gilead Sciences, Inc.	92,739	6,265,447
Regeneron Pharmaceuticals, Inc.(b)	4,805	1,503,965
Vertex Pharmaceuticals, Inc.(b)	4,941	906,081

		19,675,825

Building Products — 0.6%
Allegion plc	26,765	2,958,871
AO Smith Corp.	1,227	57,865

		3,016,736

Capital Markets — 2.3%
Charles Schwab Corp. (The)	154,372	6,204,211
Evercore, Inc., Class A	4,691	415,482
FactSet Research Systems, Inc.(a)	1,691	484,573
Morgan Stanley	52,206	2,287,145
S&P Global, Inc.	264	60,136
TD Ameritrade Holding Corp.	33,990	1,696,781

		11,148,328

Chemicals — 1.8%
Air Products & Chemicals, Inc.	18,402	4,165,661
Dow, Inc.	37,917	1,869,687
DuPont de Nemours, Inc.	1,122	84,229
Ecolab, Inc.	4,593	906,842
LyondellBasell Industries NV, Class A	17,941	1,545,258

		8,571,677

Commercial Services & Supplies — 0.2%
ADT, Inc.	18,027	110,325
Waste Connections, Inc.	3,159	301,937
Waste Management, Inc.(a)	5,765	665,108

		1,077,370

Security	Shares	Value

Communications Equipment — 1.3%
Ciena Corp.(b)	16,923	$696,043
Cisco Systems, Inc.	104,328	5,709,871

		6,405,914

Construction & Engineering — 0.0%
MasTec, Inc.(a)(b)	3,264	168,194

Consumer Finance — 1.3%
American Express Co.	30,291	3,739,121
Discover Financial Services(a)	33,581	2,605,550

		6,344,671

Containers & Packaging — 0.8%
Westrock Co.(a)	99,583	3,631,792

Diversified Consumer Services — 0.1%
frontdoor, Inc.(b)	6,514	283,685
H&R Block, Inc.(a)	4,918	144,097

		427,782

Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B(b)	44,895	9,570,267

Diversified Telecommunication Services — 1.7%
Verizon Communications, Inc.	142,182	8,122,858

Electric Utilities — 1.5%
Alliant Energy Corp.	5,620	275,830
Evergy, Inc.	14,843	892,806
IDACORP, Inc.(a)	21,316	2,140,766
Pinnacle West Capital Corp.	21,394	2,012,961
Xcel Energy, Inc.	31,053	1,847,343

		7,169,706

Electrical Equipment — 1.3%
Generac Holdings, Inc.(a)(b)	6,181	429,023
Hubbell, Inc.	5,887	767,665
Rockwell Automation, Inc.	30,661	5,023,192

		6,219,880

Electronic Equipment, Instruments & Components — 1.0%
CDW Corp.	14,711	1,632,921
National Instruments Corp.	68,236	2,865,230

		4,498,151

Energy Equipment & Services — 0.4%
Halliburton Co.	76,030	1,728,922

Entertainment — 0.7%
Activision Blizzard, Inc.	15,648	738,586
Electronic Arts, Inc.(b)	851	86,172
Netflix, Inc.(b)	3,361	1,234,563
Take-Two Interactive Software, Inc.(b)	2,202	249,993
Viacom, Inc., Class B	22,793	680,827
Zynga, Inc., Class A(b)	88,718	543,841

		3,533,982

Equity Real Estate Investment Trusts (REITs) — 4.0%
Equity LifeStyle Properties, Inc.	34,863	4,230,277
Outfront Media, Inc.	39,179	1,010,426
Park Hotels & Resorts, Inc.	75,988	2,094,229
Prologis, Inc.	75,346	6,035,215
RLJ Lodging Trust	66,645	1,182,282
Ryman Hospitality Properties, Inc.	7,133	578,415
Simon Property Group, Inc.	24,657	3,939,202

		19,070,046

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	4,971	$1,313,637
Performance Food Group Co.(b)	40,863	1,635,746
Walmart, Inc.	10,407	1,149,869

		4,099,252

Food Products — 2.1%
Archer-Daniels-Midland Co.	52,333	2,135,187
General Mills, Inc.	69,170	3,632,808
Hershey Co. (The)	25,067	3,359,730
JM Smucker Co. (The)(a)	6,260	721,089
McCormick & Co., Inc. (Non-Voting)	918	142,299

		9,991,113

Gas Utilities — 0.3%
Southwest Gas Holdings, Inc.	15,379	1,378,266

Health Care Equipment & Supplies — 2.1%
Danaher Corp.	2,935	419,470
DexCom, Inc.(b)	2,137	320,208
Hill-Rom Holdings, Inc.	2,129	222,736
Medtronic plc	63,591	6,193,128
Stryker Corp.	14,691	3,020,176

		10,175,718

Health Care Providers & Services — 2.0%
AmerisourceBergen Corp.(a)	13,990	1,192,788
Anthem, Inc.	6,941	1,958,820
Cigna Corp.	1,816	286,111
CVS Health Corp.	24,011	1,308,359
McKesson Corp.	3,726	500,737
UnitedHealth Group, Inc.	17,338	4,230,645

		9,477,460

Health Care Technology — 0.6%
Veeva Systems, Inc., Class A(b)	17,743	2,876,318

Hotels, Restaurants & Leisure — 3.4%
Chipotle Mexican Grill, Inc.(b)	119	87,213
Darden Restaurants, Inc.	46,087	5,610,170
Domino’s Pizza, Inc.	4,915	1,367,746
Extended Stay America, Inc.	155,012	2,618,153
International Game Technology plc	7,426	96,315
Las Vegas Sands Corp.	51,062	3,017,254
McDonald’s Corp.	4,590	953,159
Norwegian Cruise Line Holdings Ltd.(b)	6,957	373,104
Royal Caribbean Cruises Ltd.	9,582	1,161,434
Yum! Brands, Inc.	6,459	714,818

		15,999,366

Household Products — 0.9%
Church & Dwight Co., Inc.	35,005	2,557,465
Colgate-Palmolive Co.	12,786	916,373
Procter & Gamble Co. (The)	6,681	732,572

		4,206,410

Industrial Conglomerates — 0.7%
Honeywell International, Inc.	19,073	3,329,955
Roper Technologies, Inc.	347	127,092

		3,457,047

Insurance — 3.5%
Allstate Corp. (The)	28,949	2,943,824
Arthur J Gallagher & Co.	12,670	1,109,765
Cincinnati Financial Corp.	1,417	146,900
First American Financial Corp.	30,556	1,640,857
Lincoln National Corp.	15,048	969,844
Loews Corp.	34,476	1,884,803
MetLife, Inc.	12,410	616,405

Security	Shares	Value

Insurance (continued)
Prudential Financial, Inc.	59,980	$6,057,980
Travelers Cos., Inc. (The)(a)	8,339	1,246,847
Unum Group	8,035	269,574

		16,886,799

Interactive Media & Services — 3.4%(b)
Alphabet, Inc., Class A	433	468,852
Alphabet, Inc., Class C	5,289	5,716,933
Facebook, Inc., Class A	49,858	9,622,594
Pinterest, Inc., Class A	17,613	479,426

		16,287,805

Internet & Direct Marketing Retail — 3.5%(b)
Amazon.com, Inc.	8,651	16,381,794
Etsy, Inc.	3,247	199,269

		16,581,063

IT Services — 6.9%
Amdocs Ltd.	1,333	82,766
Automatic Data Processing, Inc.	36,492	6,033,222
Booz Allen Hamilton Holding Corp.	10,411	689,312
Fidelity National Information Services, Inc.	39,074	4,793,598
First Data Corp., Class A(b)	9,451	255,839
GoDaddy, Inc., Class A(b)	41,131	2,885,340
International Business Machines Corp.	18,265	2,518,743
Paychex, Inc.(a)	64,172	5,280,714
PayPal Holdings, Inc.(b)	667	76,345
Square, Inc., Class A(b)	19,702	1,428,986
VeriSign, Inc.(b)	16,386	3,427,296
Visa, Inc., Class A	32,122	5,574,773

		33,046,934

Machinery — 3.5%
Crane Co.	63,726	5,317,297
Cummins, Inc.	2,650	454,051
IDEX Corp.	4,263	733,833
Oshkosh Corp.	13,838	1,155,335
PACCAR, Inc.	82,805	5,933,806
Snap-on, Inc.(a)	18,263	3,025,083

		16,619,405

Media — 2.8%
CBS Corp. (Non-Voting), Class B	21,452	1,070,455
Comcast Corp., Class A	106,616	4,507,724
Fox Corp., Class A(b)	8,707	319,025
Fox Corp., Class B(a)(b)	22,027	804,646
Interpublic Group of Cos., Inc. (The)	221,551	5,004,837
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	14,463	546,846
Sinclair Broadcast Group, Inc., Class A	12,235	656,163
Sirius XM Holdings, Inc.(a)	105,129	586,620
Tribune Media Co., Class A	1,519	70,208

		13,566,524

Multiline Retail — 0.5%
Target Corp.(a)	28,475	2,466,220

Multi-Utilities — 1.1%
Avista Corp.	5,967	266,128
Black Hills Corp.	6,504	508,418
Consolidated Edison, Inc.	29,333	2,571,917
DTE Energy Co.	15,578	1,992,115

		5,338,578

Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp.	8,044	567,585
Antero Midstream Corp.(a)	29,415	337,096
Cabot Oil & Gas Corp.	17,710	406,622
Chevron Corp.	33,226	4,134,643

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	107,077	$6,531,697
EOG Resources, Inc.	8,302	773,414
Exxon Mobil Corp.	7,204	552,043
Phillips 66	3,149	294,557
Suncor Energy, Inc.	31,570	983,721
Valero Energy Corp.	9,140	782,475
Williams Cos., Inc. (The)	19,790	554,912

		15,918,765

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	6,770	1,239,655
Herbalife Nutrition Ltd.(b)	10,183	435,425
Nu Skin Enterprises, Inc., Class A	2,067	101,944

		1,777,024

Pharmaceuticals — 5.1%
Bristol-Myers Squibb Co.	63,407	2,875,507
Jazz Pharmaceuticals plc(b)	2,279	324,894
Johnson & Johnson	85,236	11,871,670
Merck & Co., Inc.	107,662	9,027,459

		24,099,530

Professional Services — 1.2%
CoStar Group, Inc.(b)	2,502	1,386,258
Insperity, Inc.	33,251	4,061,277
TriNet Group, Inc.(b)	3,101	210,248

		5,657,783

Road & Rail — 0.8%
Landstar System, Inc.(a)	11,681	1,261,431
Lyft, Inc., Class A(a)(b)	14,136	928,877
Ryder System, Inc.	4,564	266,081
Uber Technologies, Inc.(a)(b)	24,256	1,124,993

		3,581,382

Semiconductors & Semiconductor Equipment — 2.8%
Broadcom, Inc.	6,094	1,754,219
Cirrus Logic, Inc.(b)	17,698	773,403
Intel Corp.	52,550	2,515,568
NVIDIA Corp.	4,504	739,692
NXP Semiconductors NV	3,535	345,051
QUALCOMM, Inc.	19,860	1,510,750
Skyworks Solutions, Inc.	7,315	565,230
Texas Instruments, Inc.	26,961	3,094,044
Xilinx, Inc.	19,054	2,246,848

		13,544,805

Software — 7.1%
Adobe, Inc.(b)	17,694	5,213,537
Dropbox, Inc., Class A(b)	11,856	296,993
Intuit, Inc.	9,094	2,376,535
Microsoft Corp.(a)	92,197	12,350,710
Oracle Corp.	16,546	942,626
RingCentral, Inc., Class A(b)	4,220	484,962
salesforce.com, Inc.(b)	46,992	7,130,096
ServiceNow, Inc.(b)	14,060	3,860,454
Tableau Software, Inc., Class A(b)	1,241	206,031
Workday, Inc., Class A(b)	5,731	1,178,179

		34,040,123

Specialty Retail — 0.7%
Advance Auto Parts, Inc.	9,545	1,471,266
AutoZone, Inc.(b)	347	381,516
Home Depot, Inc. (The)	2,442	507,863
O’Reilly Automotive, Inc.(b)	1,486	548,810
Penske Automotive Group, Inc.	1,960	92,708

Security	Shares	Value

Specialty Retail (continued)
Ulta Beauty, Inc.(b)	736	$255,311

		3,257,474

Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	59,937	11,862,731
Dell Technologies, Inc., Class C(b)	35,459	1,801,317
HP, Inc.	86,886	1,806,360

		15,470,408

Textiles, Apparel & Luxury Goods — 1.1%
Lululemon Athletica, Inc.(b)	12,428	2,239,650
NIKE, Inc., Class B	36,419	3,057,375

		5,297,025

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.(b)	9,140	429,489

Tobacco — 0.3%
Philip Morris International, Inc.	18,035	1,416,289

Water Utilities — 1.2%
American Water Works Co., Inc.	48,748	5,654,768

Total Common Stocks — 98.7% (Cost: $438,847,838)		471,805,081

Total Long-Term Investments — 98.7% (Cost: $438,847,838)		471,805,081

Short-Term Securities — 5.1%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	4,722,530	4,722,530
SL Liquidity Series, LLC, Money Market Series, 2.55%(d)	19,590,732	19,596,609

Total Short-Term Securities — 5.1% (Cost: $24,319,139)		24,319,139

Total Investments — 103.8% (Cost: $463,166,977)		496,124,220

Liabilities in Excess of Other Assets — (3.8)%		(18,128,191)

Net Assets — 100.0%		$477,996,029

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Core V.I. Fund

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,753,078	(30,548)	4,722,530	$4,722,530	$46,662		$—	$—
SL Liquidity Series, LLC, Money Market Series	13,426,942	6,163,790	19,590,732	19,596,609	30,132	(b)	5,566	831

				$24,319,139	$76,794		$5,566	$831

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Core V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	48	09/20/19	$7,066	$63,498

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$63,498	$—	$—	$—	$63,498

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$651,494	$—	$—	$—	$651,494

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	150,258	—	—	—	150,258

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,228,950

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Core V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$471,805,081	$—	$—	$471,805,081
Short-Term Securities	4,722,530	—	—	4,722,530

Subtotal	$476,527,611	$—	$—	$476,527,611

Investments valued at NAV (b)				19,596,609

Total Investments				$496,124,220

Derivative Financial Instruments (c)
Assets:
Equity contracts	$63,498	$—	$—	$63,498

(a)	See above Schedule of Investments for values in each industry. Investments categorized as Level 1 are included in industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Advantage Large Cap Core V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $19,340,653) (cost — $438,847,838)	$471,805,081
Investments at value — affiliated (cost — $24,319,139)	24,319,139
Cash pledged for futures contracts	261,000
Receivables:
Investments sold	8,436,557
Securities lending income — affiliated	10,658
Capital shares sold	254
Dividends — affiliated	7,470
Dividends — unaffiliated	355,010
Variation margin on futures contracts	23,733
Prepaid expenses	4,079

Total assets	505,222,981

LIABILITIES
Cash collateral on securities loaned at value	19,590,810
Payables:
Investments purchased	6,641,509
Board realignment and consolidation	29,357
Capital shares redeemed	266,437
Distribution fees	63,350
Investment advisory fees	180,024
Directors’ and Officer’s fees	6,670
Other affiliates	1,016
Other accrued expenses	447,779

Total liabilities	27,226,952

NET ASSETS	$477,996,029

NET ASSETS CONSIST OF
Paid-in capital	$426,896,816
Accumulated earnings	51,099,213

NET ASSETS	$477,996,029

NET ASSET VALUE
Class I — Based on net assets of $167,304,249 and 6,196,822 shares outstanding, 200 million shares authorized, $0.10 par value	$27.00

Class II — Based on net assets of $4,909,487 and 181,764 shares outstanding, 100 million shares authorized, $0.10 par value	$27.01

Class III — Based on net assets of $305,782,293 and 11,439,467 shares outstanding, 100 million shares authorized, $0.10 par value	$26.73

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Advantage Large Cap Core V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$46,662
Dividends — unaffiliated	4,596,098
Securities lending income — affiliated — net	30,132
Foreign taxes withheld	(1,246)

Total investment income	4,671,646

EXPENSES
Investment advisory	1,094,909
Transfer agent — class specific	486,300
Distribution — class specific	383,019
Accounting services	35,662
Custodian	25,762
Professional	25,172
Printing	21,515
Directors and Officer	9,909
Transfer agent	2,344
Miscellaneous	5,113

Total expenses	2,089,705
Less:
Fees waived and/or reimbursed by the Manager	(1,455)
Transfer agent fees waived and/or reimbursed — class specific	(321,611)

Total expenses after fees waived and/or reimbursed	1,766,639

Net investment income	2,905,007

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	5,566
Investments — unaffiliated	20,178,417
Futures contracts	651,494

20,835,477

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	831
Investments — unaffiliated	54,936,112
Futures contracts	150,258

55,087,201

Net realized and unrealized gain	75,922,678

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,827,685

See notes to financial statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,905,007	$6,497,867
Net realized gain	20,835,477	48,029,877
Net change in unrealized appreciation (depreciation)	55,087,201	(75,978,029)

Net increase (decrease) in net assets resulting from operations	78,827,685	(21,450,285)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(24,262,357)
Class II	—	(685,736)
Class III	—	(44,148,933)

Decrease in net assets resulting from distributions to shareholders	—	(69,097,026)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(36,850,895)	(5,862,992)

NET ASSETS
Total increase (decrease) in net assets	41,976,790	(96,410,303)
Beginning of period	436,019,239	532,429,542

End of period	$477,996,029	$436,019,239

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund

	Class I
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$22.80		$28.45		$31.91	$31.40	$33.26	$33.80

Net investment income (a)	0.18		0.42	(b)	0.44	0.39	0.36	0.34
Net realized and unrealized gain (loss)	4.02		(1.90)		6.64	2.91	(0.16)	3.86

Net increase (decrease) from investment operations	4.20		(1.48)		7.08	3.30	0.20	4.20

Distributions (c)
From net investment income	—		(0.44)		(0.47)	(0.40)	(0.39)	(0.36)
From net realized gain	—		(3.73)		(10.07)	(2.39)	(1.67)	(4.38)

Total distributions	—		(4.17)		(10.54)	(2.79)	(2.06)	(4.74)

Net asset value, end of period	$27.00		$22.80		$28.45	$31.91	$31.40	$33.26

Total Return (d)
Based on net asset value	18.42	%(e)	(5.22)%		22.33%	10.55%	0.52%	12.36%

Ratios to Average Net Assets
Total expenses	0.72	%(f)	0.74%		0.73%	0.72%	0.71%	0.73%

Total expenses after fees waived and/or reimbursed	0.57	%(f)	0.58%		0.58%	0.58%	0.56%	0.57%

Net investment income	1.41	%(f)	1.45	%(b)	1.27%	1.26%	1.08%	0.97%

Supplemental Data
Net assets, end of period (000)	$167,304		$152,717		$185,938	$175,947	$184,151	$212,067

Portfolio turnover rate	72%		149%		149%	50%	31%	48%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund

	Class II
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$22.83		$28.47		$31.93	$31.42	$33.27	$33.79

Net investment income (a)	0.16		0.37	(b)	0.38	0.34	0.30	0.28
Net realized and unrealized gain (loss)	4.02		(1.89)		6.64	2.90	(0.16)	3.87

Net increase (decrease) from investment operations	4.18		(1.52)		7.02	3.24	0.14	4.15

Distributions (c)
From net investment income	—		(0.39)		(0.41)	(0.34)	(0.32)	(0.29)
From net realized gain	—		(3.73)		(10.07)	(2.39)	(1.67)	(4.38)

Total distributions	—		(4.12)		(10.48)	(2.73)	(1.99)	(4.67)

Net asset value, end of period	$27.01		$22.83		$28.47	$31.93	$31.42	$33.27

Total Return (d)
Based on net asset value	18.31	%(e)	(5.37)%		22.12%	10.37%	0.34%	12.23%

Ratios to Average Net Assets
Total expenses	0.87	%(f)	0.89%		0.88%	0.88%	0.85%	0.89%

Total expenses after fees waived and/or reimbursed	0.73	%(f)	0.75%		0.75%	0.75%	0.73%	0.74%

Net investment income	1.24	%(f)	1.28	%(b)	1.08%	1.09%	0.91%	0.81%

Supplemental Data
Net assets, end of period (000)	$4,909		$4,390		$4,862	$5,170	$5,333	$6,203

Portfolio turnover rate	72%		149%		149%	50%	31%	48%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund

	Class III
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$22.60		$28.23		$31.74	$31.25	$33.11	$33.66

Net investment income (a)	0.14		0.34	(b)	0.34	0.31	0.27	0.24
Net realized and unrealized gain (loss)	3.99		(1.89)		6.59	2.88	(0.17)	3.84

Net increase (decrease) from investment operations	4.13		(1.55)		6.93	3.19	0.10	4.08

Distributions (c)
From net investment income	—		(0.35)		(0.37)	(0.31)	(0.29)	(0.25)
From net realized gain	—		(3.73)		(10.07)	(2.39)	(1.67)	(4.38)

Total distributions	—		(4.08)		(10.44)	(2.70)	(1.96)	(4.63)

Net asset value, end of period	$26.73		$22.60		$28.23	$31.74	$31.25	$33.11

Total Return (d)
Based on net asset value	18.27	%(e)	(5.51)%		21.97%	10.26%	0.23%	12.07%

Ratios to Average Net Assets
Total expenses	0.97	%(f)	0.99%		0.99%	0.97%	0.96%	0.98%

Total expenses after fees waived and/or reimbursed	0.84	%(f)	0.86%		0.86%	0.86%	0.84%	0.85%

Net investment income	1.13	%(f)	1.17	%(b)	0.98%	0.98%	0.80%	0.69%

Supplemental Data
Net assets, end of period (000)	$305,782		$278,913		$341,630	$328,040	$306,567	$322,418

Portfolio turnover rate	72%		149%		149%	50%	31%	48%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (unaudited) (continued)

than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Capital, Inc.	$301,924	$(301,924)	$—
Citigroup Global Markets, Inc.	4,379,927	(4,379,347)	580
Credit Suisse Securities (USA) LLC	1,475,810	(1,475,810)	—
Fidelity Investments	14,153	(14,153)	—
Goldman Sachs & Co.	3,608,869	(3,608,869)	—
JP Morgan Securities LLC	4,222,205	(4,222,205)	—
Morgan Stanley & Co. LLC	5,337,765	(5,337,765)	—

	$19,340,653	$(19,340,073)	$580

(a)

Cash collateral with a value of $19,590,810 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of June 30, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $250 Billion	0.500%
$250 Billion — $300 Billion	0.450
$300 Billion — $400 Billion	0.425
Greater than $400 Billion	0.400

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$3,586
Class III	379,433
$383,019

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$168,482
Class II	4,924
Class III	312,894
$486,300

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $1,455.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $2,818 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07
Class III	0.08

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$127,135
Class II	3,247
Class III	191,229
$321,611

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $10,165 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $337,314,872 and $371,120,415, respectively.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$466,143,822

Gross unrealized appreciation	$38,547,671
Gross unrealized depreciation	(8,503,775)

Net unrealized appreciation	$30,043,896

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	76,975	$2,036,180	77,175	$2,212,730
Shares issued in reinvestment of distributions	—	—	1,041,683	24,262,358
Shares redeemed	(579,203)	(15,026,575)	(956,268)	(28,134,590)

Net increase (decrease)	(502,228)	$(12,990,395)	162,590	$(1,659,502)

Class II
Shares sold	13,669	$357,618	36,314	$1,069,473
Shares issued in reinvestment of distributions	—	—	29,415	685,735
Shares redeemed	(24,233)	(624,952)	(44,166)	(1,311,866)

Net increase (decrease)	(10,564)	$(267,334)	21,563	$443,342

Class III
Shares sold	163,095	$4,082,574	375,928	$10,947,281
Shares issued in reinvestment of distributions	—	—	1,909,440	44,148,933
Shares redeemed	(1,063,928)	(27,675,740)	(2,048,354)	(59,743,046)

Net increase (decrease)	(900,833)	$(23,593,166)	237,014	$(4,646,832)

Total Net Increase (Decrease)	(1,413,625)	$(36,850,895)	421,167	$(5,862,992)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	23

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	S&P Global Ratings

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Advantage Large Cap Value V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Advantage Large Cap Value V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

Following several months of strong relative performance, the Fund gave back in June much of the excess return relative to the benchmark that it had generated in prior months. June was characterized by a sharp market rebound and a continuously changing environment in which investors sporadically and aggressively sought more risky cyclical exposure. Despite a strong six-month period overall, several trend-based insights acted as a drag on relative performance during the month. A signal evaluating the sentiment of informed bond investors was a notable detractor, as the signal’s defensive properties dampened relative returns during the sharp June market rally. However, over the six-month period, it was primarily the portfolio’s fundamental value insights that hindered relative Fund returns. More traditional value metrics were particularly weak, reflecting investors’ continued preference for high-growth opportunities over more value-oriented areas of the market. While the portfolio’s fundamental quality insights were broadly additive, certain measures of operating and asset efficiency detracted from relative performance. Given the continued decline in U.S. interest rates, a quality and risk management signal positioning against companies with higher degrees of leverage also detracted. Lastly, among the portfolio’s macro thematic insights, a signal that measures sensitivity to changes in foreign exchange rates was challenged given the heightened volatility across currency markets.

Despite periods of volatility, including a market drawdown in May, stronger-than-expected corporate earnings, an overall easing of global trade tensions and increasingly dovish central bank rhetoric supported the market throughout the first half of the year. At the portfolio level, sentiment- and trend-based stock selection insights drove positive relative performance in the period, especially in the consumer staples and real estate sectors. Among this group of insights, an alternative trend-based insight that evaluates the tightness of every industry’s labor market as an indication of each company’s availability and cost of labor was particularly additive. A machine-learned signal conducting text-analysis of management conference calls to identify longer-term trends in company fundamentals was also beneficial. While the portfolio’s fundamental insights detracted in aggregate, there were certain bright spots among the Fund’s quality signals. In particular, identifying companies with attractive dividend growth trends, an alternative measure of company quality, was one of the top individual contributors to performance. Another contributor was a signal that evaluates companies based on a series of long-term sustainability measures, providing stability to the portfolio amid increased market volatility. Lastly, although the portfolio’s macro thematic signals detracted in aggregate, select industry timing signals were beneficial. In this vein, maintaining a modest overweight position in the industrials sector and a modest underweight position in the energy sector proved additive to relative performance.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these, a new insight was added that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. The Fund also added a machine-learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions. Lastly, in the second quarter of 2019, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company job hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund ended the period with slight overweight positions in the utilities and information technology sectors and slight underweight positions in the consumer staples and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Advantage Large Cap Value V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I(b)(c)	15.83%	7.03%	8.26%	11.96%
Class II(b)(c)	15.76	6.87	8.07	11.76
Class III(b)(c)	15.66	6.79	7.91	11.60
Russell 1000® Value Index(d)	16.24	8.46	7.46	13.19

(a)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Value V.I. Fund”.

(d)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to book ratios and lower expected growth values.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,158.30	$3.21	$1,000.00	$1,021.82	$3.01	0.60%
Class II	1,000.00	1,157.60	4.01	1,000.00	1,021.08	3.76	0.75
Class III	1,000.00	1,156.60	4.55	1,000.00	1,020.58	4.26	0.85

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	24%
Health Care	13
Industrials	10
Energy	8
Communication Services	8
Consumer Staples	7
Utilities	7
Information Technology	7
Real Estate	5
Consumer Discretionary	5
Materials	4
Short-Term Securities	6
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Aerospace & Defense — 1.5%
Curtiss-Wright Corp.	2,586	$328,758
Harris Corp.	2,671	505,166
Lockheed Martin Corp.	1,706	620,200

		1,454,124

Auto Components — 0.5%
Dana, Inc.	11,695	233,198
Goodyear Tire & Rubber Co. (The)	12,722	194,647

		427,845

Automobiles — 0.1%
Thor Industries, Inc.(a)	922	53,891

Banks — 9.7%
Associated Banc-Corp.(a)	6,901	145,887
Bank of America Corp.(a)	52,218	1,514,322
Citigroup, Inc.	1,610	112,748
Citizens Financial Group, Inc.	32,160	1,137,178
Cullen/Frost Bankers, Inc.(a)	244	22,853
East West Bancorp, Inc.	7,647	357,650
First Republic Bank(a)	5,545	541,469
JPMorgan Chase & Co.	30,226	3,379,267
PNC Financial Services Group, Inc. (The)	902	123,827
Regions Financial Corp.	10,553	157,662
Wells Fargo & Co.	23,547	1,114,244
Western Alliance Bancorp(a)(b)	11,914	532,794
Zions Bancorp	2,190	100,696

		9,240,597

Beverages — 0.5%
Molson Coors Brewing Co., Class B	1,235	69,160
Monster Beverage Corp.(b)	3,281	209,426
PepsiCo, Inc.	1,253	164,306

		442,892

Biotechnology — 2.5%
AbbVie, Inc.	3,471	252,411
Amgen, Inc.	4,419	814,334
Gilead Sciences, Inc.	17,127	1,157,100
Regeneron Pharmaceuticals, Inc.(b)	375	117,375

		2,341,220

Building Products — 0.9%
Allegion plc	8,162	902,309

Capital Markets — 2.8%
Charles Schwab Corp. (The)	25,512	1,025,327
Franklin Resources, Inc.(a)	6,680	232,464
Morgan Stanley	26,081	1,142,609
State Street Corp.	491	27,525
TD Ameritrade Holding Corp.	5,104	254,792

		2,682,717

Chemicals — 2.8%
Air Products & Chemicals, Inc.	4,183	946,906
Dow, Inc.	10,891	537,035
DuPont de Nemours, Inc.	4,214	316,345
Ecolab, Inc.	2,118	418,178
LyondellBasell Industries NV, Class A	5,028	433,061

		2,651,525

Commercial Services & Supplies — 0.3%
ADT, Inc.	26,262	160,723
Waste Management, Inc.	1,321	152,404

		313,127

Security	Shares	Value

Communications Equipment — 0.5%
Ciena Corp.(b)	1,454	$59,803
Cisco Systems, Inc.	6,984	382,234

		442,037

Consumer Finance — 2.0%
American Express Co.	4,468	551,530
Capital One Financial Corp.	6,561	595,345
Discover Financial Services	9,692	752,002
Synchrony Financial	1,685	58,419

		1,957,296

Containers & Packaging — 1.1%
Westrock Co.	29,985	1,093,553

Diversified Consumer Services — 0.1%
frontdoor, Inc.(b)	1,039	45,249
H&R Block, Inc.(a)	2,187	64,079

		109,328

Diversified Financial Services — 2.6%
Berkshire Hathaway, Inc., Class B(b)	11,875	2,531,394

Diversified Telecommunication Services — 3.6%
AT&T, Inc	26,522	888,752
Verizon Communications, Inc.	43,911	2,508,636

		3,397,388

Electric Utilities — 3.1%
Alliant Energy Corp.	12,045	591,169
Evergy, Inc.	9,210	553,981
IDACORP, Inc.	3,259	327,301
Pinnacle West Capital Corp.	6,658	626,451
Xcel Energy, Inc.	15,140	900,679

		2,999,581

Electrical Equipment — 1.1%
AMETEK, Inc.	381	34,610
Generac Holdings, Inc.(b)	1,130	78,433
Hubbell, Inc.	3,211	418,714
Rockwell Automation, Inc.	3,243	531,301

		1,063,058

Electronic Equipment, Instruments & Components — 0.8%
National Instruments Corp.	18,423	773,582

Energy Equipment & Services — 1.0%
Halliburton Co.	15,914	361,884
Helmerich & Payne, Inc.(a)	951	48,140
Nabors Industries Ltd.(a)	17,486	50,709
National Oilwell Varco, Inc.	7,681	170,749
Schlumberger Ltd.	5,232	207,920
Transocean Ltd.(b)	11,279	72,298

		911,700

Entertainment — 1.2%
Viacom, Inc., Class A	2,740	93,434
Viacom, Inc., Class B	9,266	276,776
Walt Disney Co. (The)	4,864	679,209
Zynga, Inc., Class A(b)	13,787	84,514

		1,133,933

Equity Real Estate Investment Trusts (REITs) — 4.9%
Equity LifeStyle Properties, Inc.	3,418	414,740
Outfront Media, Inc.	15,493	399,565
Park Hotels & Resorts, Inc.	26,773	737,864
Prologis, Inc.(a)	17,714	1,418,891
Realty Income Corp.	1,352	93,248
RLJ Lodging Trust	30,156	534,967
Ryman Hospitality Properties, Inc.	2,767	224,376

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Simon Property Group, Inc.	5,224	$834,586

		4,658,237

Food & Staples Retailing — 1.0%
Performance Food Group Co.(b)	3,405	136,302
Walmart, Inc.	7,249	800,942

		937,244

Food Products — 3.0%
Archer-Daniels-Midland Co.	18,161	740,969
General Mills, Inc.	17,322	909,751
Hershey Co. (The)	5,402	724,030
JM Smucker Co. (The)	3,125	359,969
McCormick & Co., Inc. (Non-Voting)	824	127,728

		2,862,447

Gas Utilities — 0.4%
Southwest Gas Holdings, Inc.	4,723	423,275

Health Care Equipment & Supplies — 2.8%
Danaher Corp.	3,828	547,098
Hill-Rom Holdings, Inc.	996	104,201
Medtronic plc	19,418	1,891,119
Stryker Corp.	469	96,417

		2,638,835

Health Care Providers & Services — 2.0%
Anthem, Inc.	2,720	767,611
Cigna Corp.	1,877	295,722
CVS Health Corp.	11,039	601,515
McKesson Corp.	2,175	292,298

		1,957,146

Health Care Technology — 0.2%
Veeva Systems, Inc., Class A(b)	1,316	213,337

Hotels, Restaurants & Leisure — 3.4%
Darden Restaurants, Inc.	9,173	1,116,629
Domino’s Pizza, Inc.	297	82,649
Extended Stay America, Inc.	39,973	675,144
International Game Technology plc	7,263	94,201
Las Vegas Sands Corp.	5,680	335,631
McDonald’s Corp.	1,460	303,184
Norwegian Cruise Line Holdings Ltd.(b)	2,371	127,157
Royal Caribbean Cruises Ltd.	2,776	336,479
Yum! Brands, Inc.	1,778	196,771

		3,267,845

Household Products — 2.0%
Church & Dwight Co., Inc.	10,289	751,714
Colgate-Palmolive Co.	3,666	262,742
Procter & Gamble Co. (The)	8,015	878,845

		1,893,301

Industrial Conglomerates — 0.4%
Honeywell International, Inc.	1,856	324,039
Roper Technologies, Inc.	206	75,450

		399,489

Insurance — 6.5%
Allstate Corp. (The)	7,781	791,250
American Financial Group, Inc.	2,396	245,518
Arthur J Gallagher & Co.	4,054	355,090
Cincinnati Financial Corp.	4,489	465,375
First American Financial Corp.	15,085	810,064
Lincoln National Corp.	7,940	511,733
Loews Corp.	11,548	631,329
MetLife, Inc.	6,709	333,236

Security	Shares	Value

Insurance (continued)
Prudential Financial, Inc.	13,419	$1,355,319
Travelers Cos., Inc. (The)(a)	3,503	523,769
Unum Group	6,308	211,633

		6,234,316

Interactive Media & Services — 0.1%(b)
Facebook, Inc., Class A	134	25,862
Pinterest, Inc., Class A	2,089	56,863

		82,725

IT Services — 2.0%
Amdocs Ltd.	3,461	214,894
Automatic Data Processing, Inc.	1,240	205,009
Booz Allen Hamilton Holding Corp.	11	728
Fidelity National Information Services, Inc.	6,672	818,521
GoDaddy, Inc., Class A(b)	4,352	305,293
International Business Machines Corp.	763	105,218
Paychex, Inc.	3,576	294,269

		1,943,932

Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc.	38	11,160

Machinery — 4.4%
Crane Co.	12,905	1,076,793
Cummins, Inc.	2,909	498,428
IDEX Corp.	1,260	216,896
Oshkosh Corp.	6,111	510,207
PACCAR, Inc.	17,772	1,273,542
Snap-on, Inc.(a)	3,882	643,015

		4,218,881

Media — 2.9%
Comcast Corp., Class A	36,602	1,547,533
Interpublic Group of Cos., Inc. (The)	48,675	1,099,568
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	2,773	104,847
Sinclair Broadcast Group, Inc., Class A	663	35,557
Tribune Media Co., Class A	622	28,749

		2,816,254

Metals & Mining — 0.2%
Newmont Goldcorp Corp.	5,227	201,083

Multiline Retail — 0.6%
Target Corp.(a)	6,425	556,469

Multi-Utilities — 2.5%
Avista Corp.	2,767	123,408
Black Hills Corp.	3,311	258,821
Consolidated Edison, Inc.	12,967	1,136,947
DTE Energy Co.	6,859	877,129

		2,396,305

Oil, Gas & Consumable Fuels — 7.2%
Anadarko Petroleum Corp.	2,385	168,286
Antero Midstream Corp.(a)	8,164	93,559
Cabot Oil & Gas Corp.	8,270	189,879
Chevron Corp.	15,470	1,925,087
ConocoPhillips	24,884	1,517,924
EOG Resources, Inc.	5,474	509,958
Exxon Mobil Corp.	17,224	1,319,875
Kinder Morgan, Inc.	14,521	303,198
Marathon Oil Corp.	1,195	16,981
Phillips 66	2,728	255,177
Suncor Energy, Inc.	1,478	46,054
Valero Energy Corp.	2,973	254,519

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	11,196	$313,936

		6,914,433

Personal Products — 0.4%
Herbalife Nutrition Ltd.(b)	7,527	321,854
Nu Skin Enterprises, Inc., Class A	955	47,101

		368,955

Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	12,981	588,688
Jazz Pharmaceuticals plc(b)	1,028	146,552
Johnson & Johnson	23,158	3,225,446
Merck & Co., Inc.	13,305	1,115,624
Pfizer, Inc.	16,784	727,083

		5,803,393

Professional Services — 0.8%
Insperity, Inc.	4,837	590,791
TriNet Group, Inc.(b)	2,515	170,517

		761,308

Road & Rail — 0.3%
Ryder System, Inc.	4,365	254,480
Uber Technologies, Inc.(a)(b)	1,314	60,943

		315,423

Semiconductors & Semiconductor Equipment — 1.8%
Broadcom, Inc.	376	108,235
Cirrus Logic, Inc.(b)	5,505	240,569
Intel Corp.	25,683	1,229,445
NXP Semiconductors NV	925	90,289
Xilinx, Inc.	254	29,952

		1,698,490

Software — 1.1%
Intuit, Inc.	912	238,333
salesforce.com, Inc.(b)	3,111	472,032
ServiceNow, Inc.(b)	1,302	357,490

		1,067,855

Security	Shares	Value

Specialty Retail — 0.1%
Advance Auto Parts, Inc.	758	$116,838

Technology Hardware, Storage & Peripherals — 0.4%
Dell Technologies, Inc., Class C(b)	3,748	190,398
HP, Inc.	11,177	232,370

		422,768

Textiles, Apparel & Luxury Goods — 0.1%
Lululemon Athletica, Inc.(b)	538	96,953

Tobacco — 0.8%
Philip Morris International, Inc.	9,772	767,395

Trading Companies & Distributors — 0.2%
GATX Corp.(a)	603	47,812
WW Grainger, Inc.	381	102,196

		150,008

Water Utilities — 1.3%
American Water Works Co., Inc	10,492	1,217,072

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(b)	1,878	83,890

Total Common Stocks — 98.7% (Cost: $89,906,910)		94,420,159

Total Long-Term Investments — 98.7% (Cost: $89,906,910)		94,420,159

Short-Term Securities — 5.5%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	757,087	757,087
SL Liquidity Series, LLC, Money Market Series, 2.55%(d)	4,519,809	4,521,165

Total Short-Term Securities — 5.5% (Cost: $5,278,252)		5,278,252

Total Investments — 104.2% (Cost: $95,185,162)		99,698,411

Liabilities in Excess of Other Assets — (4.2)%		(3,975,574)

Net Assets — 100.0%		$95,722,837

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	939,148	(182,061)	757,087	$757,087	$9,279		$—	$—
SL Liquidity Series, LLC, Money Market Series	2,669,646	1,850,163	4,519,809	4,521,165	4,709	(b)	1,468	112

				$5,278,252	$13,988		$1,468	$112

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Value V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts S&P 500 E-Mini Index	10	09/20/19	$1,472	$6,513

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,513	$—	$—	$—	$6,513

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$172,034	$—	$—	$—	$172,034

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	18,268	—	—	—	18,268

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,090,775

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$94,420,159	$—	$—	$94,420,159
Short-Term Securities	757,087	—	—	757,087

Subtotal	$95,177,246	$—	$—	$95,177,246

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage Large Cap Value V.I. Fund

	Level 1	Level 2	Level 3	Total
Investments valued at NAV(b)				$4,521,165

Total Investments				$99,698,411

Derivative Financial Instruments(c)
Assets:
Equity contracts	$6,513	$—	$—	$6,513

(a)	See above Schedule of Investments for values in each industry. Investments categorized as Level 1 are included in industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Advantage Large Cap Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $4,496,292) (cost — $89,906,910)	$94,420,159
Investments at value — affiliated (cost — $5,278,252)	5,278,252
Cash pledged for futures contracts	58,000
Receivables:
Investments sold	5,783,288
Securities lending income — affiliated	1,259
Capital shares sold	13,545
Dividends — affiliated	1,561
Dividends — unaffiliated	100,539
Variation margin on futures contracts	5,461
Prepaid expenses	811

Total assets	105,662,875

LIABILITIES
Bank overdraft	35,736
Cash collateral on securities loaned at value	4,518,751
Payables:
Investments purchased	5,152,889
Capital shares redeemed	2,520
Distribution fees	1,456
Investment advisory fees	34,400
Directors’ and Officer’s fees	5,339
Other affiliates	212
Other accrued expenses	188,735

Total liabilities	9,940,038

NET ASSETS	$95,722,837

NET ASSETS CONSIST OF
Paid-in capital	$89,107,672
Accumulated earnings	6,615,165

NET ASSETS	$95,722,837

NET ASSET VALUE
Class I — Based on net assets of $86,052,673 and 8,846,831 shares outstanding, 100 million shares authorized, $0.10 par value	$9.73

Class II — Based on net assets of $5,208,356 and 533,215 shares outstanding, 100 million shares authorized, $0.10 par value	$9.77

Class III — Based on net assets of $4,461,808 and 468,016 shares outstanding, 100 million shares authorized, $0.10 par value	$9.53

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Advantage Large Cap Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$9,279
Dividends — unaffiliated	1,240,549
Securities lending income — affiliated — net	4,709
Foreign taxes withheld	(168)

Total investment income	1,254,369

EXPENSES
Investment advisory	351,160
Transfer agent — class specific	95,630
Accounting services	26,336
Professional	23,986
Custodian	12,977
Distribution — class specific	9,071
Directors and Officer	6,914
Printing	3,477
Transfer agent	2,344
Board realignment and consolidation	939
Miscellaneous	2,528

Total expenses	535,362
Less:
Fees waived and/or reimbursed by the Manager	(148,761)
Transfer agent fees waived and/or reimbursed — class specific	(95,621)

Total expenses after fees waived and/or reimbursed	290,980

Net investment income	963,389

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	1,468
Investments — unaffiliated	2,129,662
Futures contracts	172,034

2,303,164

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	112
Investments — unaffiliated	10,336,280
Futures contracts	18,268

10,354,660

Net realized and unrealized gain	12,657,824

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,621,213

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Value V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$963,389	$1,942,732
Net realized gain	2,303,164	8,743,207
Net change in unrealized appreciation (depreciation)	10,354,660	(18,305,420)

Net increase (decrease) in net assets resulting from operations	13,621,213	(7,619,481)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	—	(11,110,415)
Class II	—	(700,196)
Class III	—	(534,460)

Decrease in net assets resulting from distributions to shareholders	—	(12,345,071)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(5,272,230)	(1,956,471)

NET ASSETS
Total increase (decrease) in net assets	8,348,983	(21,921,023)
Beginning of period	87,373,854	109,294,877

End of period	$95,722,837	$87,373,854

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund

	Class I

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.40	$10.63	$12.06	$11.49	$12.74	$13.22

Net investment income(a)	0.10	0.20 (b)	0.20	0.15	0.14	0.15
Net realized and unrealized gain (loss)	1.23	(1.08)	1.86	1.41	(0.36)	1.47

Net increase (decrease) from investment operations	1.33	(0.88)	2.06	1.56	(0.22)	1.62

Distributions(c)
From net investment income	—	(0.21)	(0.21)	(0.16)	(0.15)	(0.16)
From net realized gain	—	(1.14)	(3.28)	(0.83)	(0.88)	(1.94)

Total distributions	—	(1.35)	(3.49)	(0.99)	(1.03)	(2.10)

Net asset value, end of period	$9.73	$8.40	$10.63	$12.06	$11.49	$12.74

Total Return(d)
Based on net asset value	15.83%(e)	(8.20)%	17.22%	13.60%	(1.72)%	12.22%

Ratios to Average Net Assets(f)
Total expenses	1.12%(g)	1.17%	1.17%	1.09%	1.08%	1.08%

Total expenses after fees waived and/or reimbursed	0.60%(g)	0.61%	0.71%	0.82%	0.77%	0.77%

Net investment income	2.08%(g)	1.90%(b)	1.57%	1.29%	1.14%	1.10%

Supplemental Data
Net assets, end of period (000)	$86,053	$78,685	$99,213	$92,795	$93,983	$109,570

Portfolio turnover rate	80%	164%	168%	47%	29%	35%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	—%	0.00%	0.01%	—%	—%	—%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund

	Class II

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.44	$10.67	$12.09	$11.52	$12.77	$13.25

Net investment income(a)	0.09	0.19 (b)	0.18	0.13	0.12	0.13
Net realized and unrealized gain (loss)	1.24	(1.09)	1.86	1.40	(0.36)	1.46

Net increase (decrease) from investment operations	1.33	(0.90)	2.04	1.53	(0.24)	1.59

Distributions(c)
From net investment income	—	(0.19)	(0.18)	(0.13)	(0.13)	(0.13)
From net realized gain	—	(1.14)	(3.28)	(0.83)	(0.88)	(1.94)

Total distributions	—	(1.33)	(3.46)	(0.96)	(1.01)	(2.07)

Net asset value, end of period	$9.77	$8.44	$10.67	$12.09	$11.52	$12.77

Total Return(d)
Based on net asset value	15.76%(e)	(8.37)%	17.06%	13.35%	(1.96)%	11.94%

Ratios to Average Net Assets(f)
Total expenses	1.27%(g)	1.32%	1.32%	1.27%	1.19%	1.23%

Total expenses after fees waived and/or reimbursed	0.75%(g)	0.76%	0.88%	1.03%	0.96%	0.97%

Net investment income	1.93%(g)	1.74%(b)	1.38%	1.10%	0.95%	0.92%

Supplemental Data
Net assets, end of period (000)	$5,208	$4,813	$7,063	$6,060	$5,680	$4,002

Portfolio turnover rate	80%	164%	168%	47%	29%	35%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.10%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	—%	0.00%	0.01%	—%	—%	—%

(g)	Annualized.

See notes to financial statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund

	Class III

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.24	$10.46	$11.92	$11.37	$12.61	$13.12

Net investment income(a)	0.08	0.18 (b)	0.16	0.11	0.10	0.10
Net realized and unrealized gain (loss)	1.21	(1.07)	1.83	1.38	(0.36)	1.44

Net increase (decrease) from investment operations	1.29	(0.89)	1.99	1.49	(0.26)	1.54

Distributions(c)
From net investment income	—	(0.19)	(0.17)	(0.11)	(0.10)	(0.11)
From net realized gain	—	(1.14)	(3.28)	(0.83)	(0.88)	(1.94)

Total distributions	—	(1.33)	(3.45)	(0.94)	(0.98)	(2.05)

Net asset value, end of period	$9.53	$8.24	$10.46	$11.92	$11.37	$12.61

Total Return(d)
Based on net asset value	15.66%(e)	(8.46)%	16.86%	13.17%	(2.11)%	11.72%

Ratios to Average Net Assets(f)
Total expenses	1.38%(g)	1.42%	1.43%	1.35%	1.34%	1.32%

Total expenses after fees waived and/or reimbursed	0.85%(g)	0.86%	0.99%	1.18%	1.13%	1.13%

Net investment income	1.81%(g)	1.70%(b)	1.26%	0.92%	0.78%	0.73%

Supplemental Data
Net assets, end of period (000)	$4,462	$3,876	$3,019	$1,930	$1,810	$1,931

Portfolio turnover rate	80%	164%	168%	47%	29%	35%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	—%	0.00%	0.01%	—%	—%	—%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments) The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Citigroup Global Markets, Inc.	$2,463,209	$(2,462,548)	$661
Credit Suisse Securities (USA) LLC	211,582	(211,582)	—
Deutsche Bank Securities, Inc.	709	(709)	—
Fidelity Investments	63,435	(63,435)	—
Goldman Sachs & Co.	636,555	(636,555)	—
Morgan Stanley & Co. LLC	1,120,802	(1,120,802)	—

	$4,496,292	$(4,495,631)	$661

(a)

Cash collateral with a value of $4,518,751 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of June 30, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71
$3 Billion - $5 Billion	0.68
$5 Billion - $10 Billion	0.65
Greater than $10 Billion	0.64

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$3,922
Class III	5,149
$9,071

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations. For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$86,025
Class II	5,351
Class III	4,254
$95,630

Expense Limitations, Waivers and Reimbursements: The Manager has agreed to voluntarily waive 0.05% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived and/or reimbursed was $23,411.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $291.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $562 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05
Class III	0.11

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 86,025
Class II	5,346
Class III	4,250
Total	$ 95,621

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.60%
Class II	0.75
Class III	0.85

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived and/or reimbursed $125,059 and $3,571, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04% . The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $1,478 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $73,970,129 and $78,618,276, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$95,643,334

Gross unrealized appreciation	$6,121,130
Gross unrealized depreciation	(2,059,540)

Net unrealized appreciation	$4,061,590

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	125,601	$1,160,041	287,840	$3,023,352
Shares issued in reinvestment of distributions	—	—	1,312,428	11,110,414
Shares redeemed	(648,947)	(6,058,113)	(1,559,379)	(16,653,694)

Net increase (decrease)	(523,346)	$(4,898,072)	40,889	$(2,519,928)

Class II
Shares sold	62,016	$586,114	246,535	$2,598,348
Shares issued in reinvestment of distributions	—	—	81,856	700,197
Shares redeemed	(99,116)	(935,226)	(419,810)	(4,482,072)

Net decrease	(37,100)	$(349,112)	(91,419)	$(1,183,527)

Class III
Shares sold	86,784	$813,656	190,480	$1,969,290
Shares issued in reinvestment of distributions	—	—	64,588	534,460
Shares redeemed	(89,155)	(838,702)	(73,219)	(756,766)

Net increase (decrease)	(2,371)	$(25,046)	181,849	$1,746,984

Total Net Increase (Decrease)	(562,817)	$(5,272,230)	131,319	$(1,956,471)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	S&P Global Ratings

GLOSSARY OF TERMS USED IN THIS REPORT	23

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Advantage U.S. Total Market V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Advantage U.S. Total Market V.I. Fund

Investment Objective

BlackRock Advantage U.S. Total Market V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed its benchmark, the Russell 3000® Index.

What factors influenced performance?

Following several months of strong relative performance, the Fund gave back in June much of the excess return relative to the benchmark that it had generated in prior months. June was characterized by a sharp market rebound and a continuously changing environment in which investors sporadically and aggressively sought more risky cyclical exposure. Despite a strong six-month period overall, several trend-based insights acted as a drag on relative performance during the month. However, over the six-month period, it was primarily the portfolio’s fundamental value insights that hindered relative Fund returns. More traditional value metrics were particularly weak, reflecting investors’ continued preference for high-growth opportunities over more value-oriented areas of the market. While the portfolio’s fundamental quality insights were broadly additive, certain measures of operating and asset efficiency detracted from relative performance. Given the continued decline in U.S. interest rates, a quality and risk management signal positioning against companies with higher degrees of leverage also detracted. Lastly, among the portfolio’s macro thematic insights, a signal that measures sensitivity to changes in foreign exchange rates was challenged given the heightened volatility across currency markets.

Despite periods of volatility, including a market drawdown in May, stronger-than-expected corporate earnings, an overall easing of global trade tensions and increasingly dovish central bank rhetoric supported the market throughout the first half of the year. At the portfolio level, sentiment- and trend-based stock selection insights drove positive relative performance in the period, especially in the consumer staples and real estate sectors. Among this group of insights, several signals using machine learned text-analysis proved beneficial in helping to identify longer-term trends in company fundamentals as well as to gauge management sentiment. A signal identifying investor sentiment based on short positions of hedge funds further contributed, a reversal of the signal’s underperformance in the fourth quarter of 2018 and unsurprising given the relative success of hedge funds throughout the period. Additionally, an insight that evaluates the sentiment of informed bond investors bolstered relative portfolio performance. The signal provides an alternative lens into company quality and often exhibits defensive properties, which were particularly beneficial in May as investors sought these characteristics. While the portfolio’s fundamental insights detracted in aggregate, there were certain bright spots among the Fund’s quality signals, especially among alternative measures of quality. In particular, a signal that evaluates companies based on a series of long-term sustainability measures provided stability to the portfolio amid increased market volatility.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these, a new insight was added that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas.

The Fund also added a machine-learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions. Lastly, in the second quarter of 2019, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company job hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 3000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the utilities and industrials sectors and slight underweight positions in the consumer discretionary and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	18.52%	8.29%	7.44%	14.52%
Class II (b)(c)	18.42	8.11	7.26	14.34
Class III (b)(c)	18.42	8.06	7.22	14.28
Russell 3000® Index (d)	18.71	8.98	10.19	14.67

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets (plus the amount of any borrowings for investments purposes) in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund”.

(d)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,185.20	$2.98	$1,000.00	$1,022.07	$2.76	0.55%
Class II	1,000.00	1,184.20	3.79	1,000.00	1,021.32	3.51	0.70
Class III	1,000.00	1,184.20	4.33	1,000.00	1,020.83	4.01	0.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	22%
Health Care	14
Financials	14
Industrials	11
Consumer Discretionary	9
Communication Services	8
Consumer Staples	6
Utilities	4
Real Estate	4
Energy	4
Materials	3
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.0%

Aerospace & Defense — 2.0%
Curtiss-Wright Corp	858	$109,077
Harris Corp.	6,735	1,273,791
Lockheed Martin Corp.	2,224	808,513
Raytheon Co.	7,627	1,326,183

		3,517,564

Air Freight & Logistics — 0.1%
Forward Air Corp.	3,083	182,359

Automobiles — 0.1%
Thor Industries, Inc.(a)	3,625	211,881

Banks — 4.3%
Bank of America Corp.	29,604	858,516
Citizens Financial Group, Inc.	48,216	1,704,918
East West Bancorp, Inc.	2,559	119,684
First Republic Bank	7,870	768,505
JPMorgan Chase & Co.	23,457	2,622,493
Republic First Bancorp, Inc.(b)	25,113	123,305
Sandy Spring Bancorp, Inc.	2,013	70,213
Wells Fargo & Co.	11,184	529,227
Western Alliance Bancorp(b)	10,040	448,989
Zions Bancorp	2,888	132,790

		7,378,640

Beverages — 1.0%
Brown-Forman Corp., Class B	970	53,767
Molson Coors Brewing Co., Class B	1,022	57,232
Monster Beverage Corp.(b)	2,633	168,064
PepsiCo, Inc.	11,343	1,487,408

		1,766,471

Biotechnology — 4.5%
AbbVie, Inc.	13,656	993,064
Amgen, Inc.	13,790	2,541,221
Celgene Corp.(b)	4,151	383,719
Genomic Health, Inc.(b)	2,387	138,852
Gilead Sciences, Inc.	35,855	2,422,364
Regeneron Pharmaceuticals, Inc.(b)	2,166	677,958
Vertex Pharmaceuticals, Inc.(b)	3,214	589,383

		7,746,561

Building Products — 0.4%
Allegion plc	6,093	673,581

Capital Markets — 2.7%
Charles Schwab Corp. (The)	55,416	2,227,169
Evercore, Inc., Class A	3,503	310,261
Morgan Stanley	23,302	1,020,861
TD Ameritrade Holding Corp.	20,372	1,016,970
Westwood Holdings Group, Inc.(a)	2,875	101,200

		4,676,461

Chemicals — 1.7%
Air Products & Chemicals, Inc.	8,534	1,931,842
Dow, Inc.	10,885	536,739
Ecolab, Inc.	178	35,144
Innospec, Inc.	1,125	102,645
Linde plc	722	144,978
LyondellBasell Industries NV, Class A	1,606	138,325

		2,889,673

Commercial Services & Supplies — 0.3%
Waste Connections, Inc.	6,052	578,450

Security	Shares	Value

Communications Equipment — 1.1%
Acacia Communications, Inc.(b)	2,165	$102,101
Calix, Inc.(b)	8,850	58,056
Ciena Corp.(b)	12,402	510,094
Cisco Systems, Inc.	22,027	1,205,538

		1,875,789

Construction & Engineering — 0.5%
Comfort Systems USA, Inc.	17,328	883,555

Consumer Finance — 1.4%
American Express Co.	9,089	1,121,946
Discover Financial Services	16,007	1,241,983
Regional Management Corp.(a)(b)	5,246	138,337

		2,502,266

Containers & Packaging — 1.0%
Westrock Co.	45,548	1,661,136

Diversified Consumer Services — 0.6%
frontdoor, Inc.(b)	2,863	124,684
H&R Block, Inc.(a)	28,880	846,184

		970,868

Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class B(b)	15,472	3,298,166

Diversified Telecommunication Services — 1.3%
Verizon Communications, Inc.	39,338	2,247,380

Electric Utilities — 2.4%
Alliant Energy Corp.	19,982	980,716
El Paso Electric Co.	1,187	77,630
IDACORP, Inc.	12,513	1,256,681
Pinnacle West Capital Corp.	9,985	939,489
Xcel Energy, Inc.	15,480	920,905

		4,175,421

Electrical Equipment — 1.7%
AMETEK, Inc.	3,077	279,515
Generac Holdings, Inc.(a)(b)	1,116	77,461
Hubbell, Inc.	4,810	627,224
Rockwell Automation, Inc.	11,576	1,896,496

		2,880,696

Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	8,059	894,549
Fitbit, Inc., Class A(b)	50,440	221,936
Jabil, Inc.	1,613	50,971
National Instruments Corp.	16,618	697,790
Tech Data Corp.(b)	722	75,521

		1,940,767

Energy Equipment & Services — 0.6%
Archrock, Inc.	27,487	291,362
Halliburton Co.	24,312	552,855
Helmerich & Payne, Inc.	310	15,692
ProPetro Holding Corp.(b)	7,385	152,870

		1,012,779

Entertainment — 0.7%
Activision Blizzard, Inc.	2,929	138,249
IMAX Corp.(b)	2,982	60,236
Netflix, Inc.(b)	990	363,647
Take-Two Interactive Software, Inc.(b)	1,927	218,772
Viacom, Inc., Class A	1,965	67,007
Viacom, Inc., Class B	10,838	323,731
Zynga, Inc., Class A(b)	18,498	113,393

		1,285,035

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 4.2%
Boston Properties, Inc.	5,245	$676,605
Equity LifeStyle Properties, Inc.	2,246	272,530
Outfront Media, Inc.	8,812	227,261
Park Hotels & Resorts, Inc.	32,196	887,322
Prologis, Inc.	27,165	2,175,916
RLJ Lodging Trust	25,928	459,963
Ryman Hospitality Properties, Inc.	5,502	446,157
Simon Property Group, Inc.	12,777	2,041,254

		7,187,008

Food & Staples Retailing — 0.3%
Costco Wholesale Corp.	390	103,062
Performance Food Group Co.(b)	9,279	371,438
Walmart, Inc.	674	74,470

		548,970

Food Products — 2.2%
Archer-Daniels-Midland Co.	31,803	1,297,562
General Mills, Inc.	20,902	1,097,773
Hershey Co. (The)	9,218	1,235,489
JM Smucker Co. (The)	1,358	156,428

		3,787,252

Gas Utilities — 0.1%
Southwest Gas Holdings, Inc.(a)	1,131	101,360

Health Care Equipment & Supplies — 2.3%
Danaher Corp.	119	17,007
DexCom, Inc.(b)	1,712	256,526
Medtronic plc	20,454	1,992,015
Stryker Corp.	8,203	1,686,373

		3,951,921

Health Care Providers & Services — 1.7%
AmerisourceBergen Corp.(a)	6,766	576,869
Anthem, Inc.	1,060	299,143
Humana, Inc.	708	187,832
McKesson Corp.	2,492	334,900
UnitedHealth Group, Inc.	6,007	1,465,768
WellCare Health Plans, Inc.(b)	293	83,526

		2,948,038

Health Care Technology — 0.6%(b)
Medidata Solutions, Inc.	337	30,502
Veeva Systems, Inc., Class A	5,782	937,320

		967,822

Hotels, Restaurants & Leisure — 2.6%
Choice Hotels International, Inc.(a)	613	53,337
Darden Restaurants, Inc.	16,536	2,012,927
Domino’s Pizza, Inc.	1,919	534,020
Extended Stay America, Inc.	45,573	769,728
Las Vegas Sands Corp.	10,457	617,904
Royal Caribbean Cruises Ltd.	2,452	297,207
Vail Resorts, Inc.	616	137,479

		4,422,602

Household Products — 1.0%
Church & Dwight Co., Inc.	20,784	1,518,479
Colgate-Palmolive Co.	1,951	139,828
Kimberly-Clark Corp.	179	23,857

		1,682,164

Industrial Conglomerates — 0.4%
Roper Technologies, Inc.	1,959	717,503

Security	Shares	Value

Insurance — 3.6%
Allstate Corp. (The)	14,138	$1,437,693
Arthur J Gallagher & Co.	2,162	189,370
First American Financial Corp.	7,740	415,638
Kinsale Capital Group, Inc.	2,501	228,792
Lincoln National Corp.	2,752	177,366
MetLife, Inc.	5,267	261,612
Prudential Financial, Inc.	17,866	1,804,466
Travelers Cos., Inc. (The)	6,887	1,029,744
Unum Group	18,304	614,099

		6,158,780

Interactive Media & Services — 3.2%(b)
Alphabet, Inc., Class A	30	32,484
Alphabet, Inc., Class C	1,781	1,925,101
Care.com, Inc.	5,642	61,949
Cargurus, Inc.	5,262	190,011
Facebook, Inc., Class A	16,311	3,148,023
Pinterest, Inc., Class A	4,834	131,581

		5,489,149

Internet & Direct Marketing Retail — 3.3%(b)
Amazon.com, Inc.	2,900	5,491,527
Etsy, Inc.	4,923	302,125

		5,793,652

IT Services — 6.7%
Automatic Data Processing, Inc.	14,472	2,392,656
Booz Allen Hamilton Holding Corp.	6,487	429,504
Fidelity National Information Services, Inc.	8,962	1,099,458
First Data Corp., Class A(b)	3,176	85,974
GoDaddy, Inc., Class A(b)	14,911	1,046,007
International Business Machines Corp.	1,250	172,375
Mastercard, Inc., Class A(a)	604	159,776
Paychex, Inc.(a)	23,496	1,933,486
PayPal Holdings, Inc.(b)	3,861	441,930
Square, Inc., Class A(b)	10,480	760,114
Unisys Corp.(b)	12,078	117,398
VeriSign, Inc.(b)	7,890	1,650,273
Visa, Inc., Class A	7,331	1,272,295

		11,561,246

Life Sciences Tools & Services — 0.3%
Bruker Corp.	870	43,457
Mettler-Toledo International, Inc.(b)	180	151,200
Thermo Fisher Scientific, Inc.	956	280,758

		475,415

Machinery — 4.0%
AGCO Corp.(a)	3,713	288,017
Crane Co.	20,299	1,693,749
IDEX Corp.	2,066	355,641
Meritor, Inc.(b)	12,331	299,027
Oshkosh Corp.	5,763	481,153
PACCAR, Inc.	29,600	2,121,136
Snap-on, Inc.(a)	10,506	1,740,214

		6,978,937

Media — 2.9%
Comcast Corp., Class A	24,929	1,053,998
Fox Corp., Class A(b)	12,856	471,044
Fox Corp., Class B(a)(b)	7,353	268,605
Gray Television, Inc.(a)(b)	15,522	254,406
Interpublic Group of Cos., Inc. (The)	87,306	1,972,243
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	3,763	142,279
MSG Networks, Inc., Class A(b)	5,565	115,418
Sinclair Broadcast Group, Inc., Class A	6,586	353,207

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Sirius XM Holdings, Inc.(a)	85,549	$477,363

		5,108,563

Multiline Retail — 0.7%
Target Corp.	13,075	1,132,426

Multi-Utilities — 0.7%
Black Hills Corp.	1,401	109,516
Consolidated Edison, Inc.	13,096	1,148,257

		1,257,773

Oil, Gas & Consumable Fuels — 3.0%
Anadarko Petroleum Corp.	1,891	133,429
Antero Midstream Corp.	7,414	84,964
Chevron Corp.	10,019	1,246,764
ConocoPhillips	38,461	2,346,121
Exxon Mobil Corp.	7,475	572,809
Phillips 66	7,164	670,121
Teekay Corp.	5,454	18,762
Williams Cos., Inc. (The)	7,476	209,627

		5,282,597

Paper & Forest Products — 0.1%
Boise Cascade Co.	4,900	137,739

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	2,463	451,000
Herbalife Nutrition Ltd.(b)	6,513	278,496
USANA Health Sciences, Inc.(b)	1,457	115,729

		845,225

Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	21,656	982,100
Eli Lilly & Co.	2,766	306,445
Jazz Pharmaceuticals plc(b)	151	21,526
Johnson & Johnson	28,470	3,965,302
Merck & Co., Inc.	37,861	3,174,645
Pfizer, Inc.	6,064	262,692

		8,712,710

Professional Services — 1.0%
CoStar Group, Inc.(b)	577	319,693
Insperity, Inc.	9,858	1,204,056
TriNet Group, Inc.(b)	4,301	291,608

		1,815,357

Road & Rail — 0.2%
Landstar System, Inc.(a)	2,422	261,552
Uber Technologies, Inc.(a)(b)	1,699	78,800
Universal Logistics Holdings, Inc.	3,296	74,061

		414,413

Semiconductors & Semiconductor Equipment — 2.5%
Broadcom, Inc.	1,498	431,214
Cirrus Logic, Inc.(b)	27,014	1,180,512
Intel Corp.	5,025	240,547
MaxLinear, Inc.(b)	24,117	565,302
NVIDIA Corp.	1,137	186,730
Power Integrations, Inc.	255	20,446
QUALCOMM, Inc.	1,262	96,000
Texas Instruments, Inc.	5,983	686,609
Xilinx, Inc.	7,486	882,749

		4,290,109

Software — 7.2%
Adobe, Inc.(b)	6,671	1,965,610
Dropbox, Inc., Class A(b)	3,133	78,482
Intuit, Inc.	3,172	828,939

Security	Shares	Value

Software (continued)
Microsoft Corp.	29,812	$3,993,616
Paylocity Holding Corp.(b)	2,611	244,964
RingCentral, Inc., Class A(b)	7,698	884,654
salesforce.com, Inc.(b)	16,366	2,483,213
ServiceNow, Inc.(b)	5,412	1,485,973
Tableau Software, Inc., Class A(b)	420	69,728
Workday, Inc., Class A(b)	2,067	424,934

		12,460,113

Specialty Retail — 0.7%
Advance Auto Parts, Inc.	3,420	527,159
Asbury Automotive Group, Inc.(b)	411	34,664
Lithia Motors, Inc., Class A(a)	3,633	431,528
Penske Automotive Group, Inc.(a)	1,064	50,327
Sonic Automotive, Inc., Class A	4,824	112,640

		1,156,318

Technology Hardware, Storage & Peripherals — 3.5%
Apple, Inc.	19,847	3,928,118
Dell Technologies, Inc., Class C(b)	12,470	633,476
HP, Inc.	68,262	1,419,167

		5,980,761

Textiles, Apparel & Luxury Goods — 1.4%
Lululemon Athletica, Inc.(b)	5,525	995,660
NIKE, Inc., Class B	13,629	1,144,154
VF Corp.	3,622	316,382

		2,456,196

Thrifts & Mortgage Finance — 0.2%
Essent Group Ltd.(b)	7,972	374,604

Tobacco — 0.4%
Philip Morris International, Inc.	9,162	719,492

Trading Companies & Distributors — 0.1%
WW Grainger, Inc.	887	237,920

Water Utilities — 1.0%
American Water Works Co., Inc	14,778	1,714,248

Wireless Telecommunication Services — 0.0%
Telephone & Data Systems, Inc	1,811	55,054

Total Common Stocks — 99.0% (Cost: $162,809,851)		171,278,936

Total Long-Term Investments — 99.0% (Cost: $162,809,851)		171,278,936

Short-Term Securities — 4.5%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	1,462,670	1,462,670
SL Liquidity Series, LLC, Money Market Series, 2.55%(d)	6,267,134	6,269,015

Total Short-Term Securities — 4.5% (Cost: $7,731,685)		7,731,685

Total Investments — 103.5% (Cost: $170,541,536)		179,010,621

Liabilities in Excess of Other Assets — (3.5)%		(5,973,525)

Net Assets — 100.0%		$173,037,096

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage U.S. Total Market V.I. Fund

*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,833,530	(1,370,860)	1,462,670	$1,462,670	$24,833		$—	$—
SL Liquidity Series, LLC, Money Market Series	6,092,861	174,273	6,267,134	6,269,015	12,187	(b)	3,523	219

				$7,731,685	$37,020		$3,523	$219

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage U.S. Total Market V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	14	09/20/19	$2,061	$23,908

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$23,908	$—	$—	$—	$23,908

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$358,351	$—	$—	$—	$358,351

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts	—	—	72,379	—	—	—	72,379

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$ 2,378,425

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Advantage U.S. Total Market V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$171,278,936	$—	$—	$171,278,936
Short-Term Securities	1,462,670	—	—	1,462,670

Subtotal	$172,741,606	$—	$—	$172,741,606

Investments valued at NAV (b)				6,269,015

Total Investments				$179,010,621

Derivative Financial Instruments (c)
Assets:
Equity contracts	$23,908	$—	$—	$23,908

(a)	See above Schedule of Investments for values in each industry. Investments categorized as Level 1 are included in industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Advantage U.S. Total Market V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $6,166,749) (cost — $162,809,851)	$171,278,936
Investments at value — affiliated (cost — $7,731,685)	7,731,685
Cash pledged for futures contracts	77,000
Foreign currency at value (cost — $785)	745
Receivables:
Investments sold	3,384,676
Securities lending income — affiliated	3,821
Capital shares sold	743
Dividends — affiliated	3,355
Dividends — unaffiliated	189,144
Variation margin on futures contracts	6,974
Prepaid expenses	2,122

Total assets	182,679,201

LIABILITIES
Cash collateral on securities loaned at value	6,260,238
Payables:
Investments purchased	2,987,148
Capital shares redeemed	42,137
Distribution fees	1,570
Investment advisory fees	77,948
Directors’ and Officer’s fees	5,870
Other affiliates	499
Other accrued expenses	266,695

Total liabilities	9,642,105

NET ASSETS	$173,037,096

NET ASSETS CONSIST OF
Paid-in capital	$151,290,280
Accumulated earnings	21,746,816

NET ASSETS	$173,037,096

NET ASSET VALUE
Class I — Based on net assets of $164,204,264 and 6,562,190 shares outstanding, 100 million shares authorized, $0.10 par value	$25.02

Class II — Based on net assets of $2,955,058 and 118,465 shares outstanding, 100 million shares authorized, $0.10 par value	$24.94

Class III — Based on net assets of $5,877,774 and 338,593 shares outstanding, 10 million shares authorized, $0.10 par value	$17.36

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Advantage U.S. Total Market V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$ 24,833
Dividends — unaffiliated	2,371,519
Securities lending income — affiliated — net	12,187
Foreign taxes withheld	(244)

Total investment income	2,408,295

EXPENSES
Investment advisory	903,743
Transfer agent — class specific	207,699
Accounting services	31,164
Custodian	22,118
Professional	20,662
Printing	12,730
Distribution — class specific	9,236
Directors and Officer	8,099
Transfer agent	2,344
Board realignment and consolidation	1,567
Miscellaneous	3,624

Total expenses	1,222,986
Less:
Fees waived and/or reimbursed by the Manager	(341,596)
Transfer agent fees waived and/or reimbursed — class specific	(207,531)

Total expenses after fees waived and/or reimbursed	673,859

Net investment income	1,734,436

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	3,523
Investments — unaffiliated	13,453,488
Futures contracts	358,351

13,815,362

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	219
Investments — unaffiliated	24,658,973
Foreign currency translations	31
Futures contracts	72,379

24,731,602

Net realized and unrealized gain	38,546,964

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 40,281,400

See notes to financial statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage U.S. Total Market V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 1,734,436	$ 3,404,542
Net realized gain	13,815,362	19,918,170
Net change in unrealized appreciation (depreciation)	24,731,602	(37,960,478)

Net increase (decrease) in net assets resulting from operations	40,281,400	(14,637,766)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(26,509,174)
Class II	—	(326,810)
Class III	—	(830,484)

Decrease in net assets resulting from distributions to shareholders	—	(27,666,468)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(94,035,145)	(1,231,558)

NET ASSETS
Total decrease in net assets	(53,753,745)	(43,535,792)
Beginning of period	226,790,841	270,326,633

End of period	$ 173,037,096	$ 226,790,841

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund

	Class I

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017		2016	2015		2014

Net asset value, beginning of period	$21.11	$25.63	$27.93		$23.24	$26.96		$27.48

Net investment income (a)	0.17	0.34	0.26	(b)	0.07	0.07		0.10
Net realized and unrealized gain (loss)	3.74	(2.00)	3.60		5.43	(1.80)		1.35

Net increase (decrease) from investment operations	3.91	(1.66)	3.86		5.50	(1.73)		1.45

Distributions (c)
From net investment income	—	(0.34)	(0.27)		(0.07)	(0.07)		(0.08)
From net realized gain	—	(2.52)	(5.89)		(0.74)	(1.92)		(1.89)
From return of capital	—	—	—		—	(0.00	)(d)	—

Total distributions	—	(2.86)	(6.16)		(0.81)	(1.99)		(1.97)

Net asset value, end of period	$25.02	$21.11	$25.63		$27.93	$23.24		$26.96

Total Return (e)
Based on net asset value	18.52%(f)	(6.39)%	14.05%		23.65%	(6.61)%		5.22%

Ratios to Average Net Assets
Total expenses	1.00%(g)	1.03%	1.05%		1.01%	1.01%		1.02%

Total expenses after fees waived and/or reimbursed	0.55%(g)	0.55%	0.71%		0.92%	0.90%		0.90%

Net investment income	1.45%(g)	1.31%	0.91%(b)		0.28%	0.26%		0.37%

Supplemental Data
Net assets, end of period (000)	$164,204	$218,976	$261,872		$250,567	$220,681		$260,860

Portfolio turnover rate	75%	150%	179%		78%	61%		57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.18%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund

	Class II

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$21.06	$25.57	$27.88	$23.21	$26.91	$27.43

Net investment income (a)	0.15	0.30	0.20(b)	0.03	0.02	0.05
Net realized and unrealized gain (loss)	3.73	(1.99)	3.60	5.41	(1.77)	1.34

Net increase (decrease) from investment operations	3.88	(1.69)	3.80	5.44	(1.75)	1.39

Distributions (c)
From net investment income	—	(0.30)	(0.22)	(0.03)	(0.03)	(0.02)
From net realized gain	—	(2.52)	(5.89)	(0.74)	(1.92)	(1.89)
From return of capital	—	—	—	—	(0.00)(d)	—

Total distributions	—	(2.82)	(6.11)	(0.77)	(1.95)	(1.91)

Net asset value, end of period	$24.94	$21.06	$25.57	$27.88	$23.21	$26.91

Total Return (e)
Based on net asset value	18.42%(f)	(6.53)%	13.85%	23.40%	(6.76)%	5.03%

Ratios to Average Net Assets
Total expenses	1.19%(g)	1.22%	1.22%	1.20%	1.18%	1.19%

Total expenses after fees waived and/or reimbursed	0.70%(g)	0.70%	0.88%	1.09%	1.07%	1.07%

Net investment income	1.28%(g)	1.16%	0.72%(b)	0.10%	0.08%	0.20%

Supplemental Data
Net assets, end of period (000)	$2,955	$2,742	$3,131	$3,351	$3,120	$3,764

Portfolio turnover rate	75%	150%	179%	78%	61%	57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.17%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund

	Class III

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.66	$18.74	$21.89	$18.36	$21.73	$22.50

Net investment income (a)	0.10	0.20	0.14(b)	0.01	0.01	0.04
Net realized and unrealized gain (loss)	2.60	(1.46)	2.82	4.29	(1.43)	1.11

Net increase (decrease) from investment operations	2.70	(1.26)	2.96	4.30	(1.42)	1.15

Distributions (c)
From net investment income	—	(0.30)	(0.22)	(0.03)	(0.03)	(0.03)
From net realized gain	—	(2.52)	(5.89)	(0.74)	(1.92)	(1.89)
From return of capital	—	—	—	—	(0.00)(d)	—

Total distributions	—	(2.82)	(6.11)	(0.77)	(1.95)	(1.92)

Net asset value, end of period	$17.36	$14.66	$18.74	$21.89	$18.36	$21.73

Total Return (e)
Based on net asset value	18.42%(f)	(6.65)%	13.83%	23.41%	(6.78)%	5.07%

Ratios to Average Net Assets
Total expenses	1.29%(g)	1.32%	1.32%	1.29%	1.29%	1.25%

Total expenses after fees waived and/or reimbursed	0.80%(g)	0.80%	0.95%	1.11%	1.09%	1.09%

Net investment income	1.18%(g)	1.06%	0.65%(b)	0.08%	0.06%	0.18%

Supplemental Data
Net assets, end of period (000)	$5,878	$5,073	$5,324	$6,184	$6,152	$8,002

Portfolio turnover rate	75%	150%	179%	78%	61%	57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Advantage U.S. Total Market V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital, Inc.	$58,132	$(58,132)	$—
Citigroup Global Markets, Inc.	2,718,105	(2,718,105)	—
Credit Suisse Securities (USA) LLC	2,037,208	(2,037,208)	—
Fidelity Investments	696,086	(696,086)	—
Goldman Sachs & Co.	544,127	(544,127)	—
JP Morgan Securities LLC	113,091	(113,091)	—

	$6,166,749	$(6,166,749)	$—

(a)

Cash collateral with a value of $6,260,238 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71
$3 Billion - $5 Billion	0.68
$5 Billion - $10 Billion	0.65
Greater than $10 Billion	0.64

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based based upon the average daily net assets attributable to Class II and Class III, respectively.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$2,195
Class III	7,041
$9,236

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific in the Statement of Operations. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$199,062
Class II	2,954
Class III	5,683
$207,699

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $780.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $1,447 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09
Class III	0.01

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual reimbursements through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 117,555
Class II	1,634
Class III	5,395
$ 124,584

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.55%
Class II	0.70
Class III	0.80

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived $340,816 and $82,947, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $3,815 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $174,985,466 and $265,724,268, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$171,473,302

Gross unrealized appreciation	$10,904,081
Gross unrealized depreciation	(3,342,854)

Net unrealized appreciation	$7,561,227

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	87,992	$2,089,872	305,871	$8,001,770
Shares issued in reinvestment of distributions	—	—	1,251,143	26,509,174
Shares redeemed	(3,898,386)	(95,723,543)	(1,401,110)	(36,805,116)

Net increase (decrease)	(3,810,394)	$(93,633,671)	155,904	$(2,294,172)

Class II
Shares sold	365	$8,056	2,590	$64,883
Shares issued in reinvestment of distributions	—	—	15,465	326,810
Shares redeemed	(12,086)	(289,398)	(10,312)	(273,819)

Net increase (decrease)	(11,721)	$(281,342)	7,743	$117,874

Class III
Shares sold	26,114	$423,416	55,977	$1,051,459
Shares issued in reinvestment of distributions	—	—	56,279	830,484
Shares redeemed	(33,502)	(543,548)	(50,372)	(937,203)

Net increase (decrease)	(7,388)	$(120,132)	61,884	$944,740

Total Net Increase (Decrease)	(3,829,503)	$(94,035,145)	225,531	$(1,231,558)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	23

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Basic Value V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

Stock selection in the consumer staples sector was the largest detractor from the Fund’s relative performance. In particular within the sector, positions in the food & staples retailing and beverages industries were notably weak. Elsewhere, stock selection in the communication services sector, particularly within the diversified telecommunication services industry, also weighed on returns, as did an underweight position to industrials.

The leading contributor to relative performance was stock selection within the information technology (“IT”) sector, specifically within the semiconductors & semiconductor equipment industry group. An overweight allocation to communications equipment also contributed positively. In addition, stock selection within the health care sector, especially in the health care providers & services and pharmaceuticals industries, also added to relative performance. Finally, an underweight position in the diversified financial services industry within the financials sector added to returns.

Describe recent portfolio activity.

During the period, the Fund increased its allocation to the consumer discretionary sector through an allocation to the household durables industry. The Fund also increased exposure to the financials and materials sectors. Conversely, the Fund reduced its allocation to the IT sector by decreasing its position in the communication equipment industry. The Fund also cut exposure to the consumer staples and utilities sectors.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period with a large overweight position in the health care sector, specifically within the health care equipment & supplies industry. The Fund also maintained overweight positions in the communication services and IT sectors. The Fund’s largest underweight allocation at the end of the period was to real estate, as the Fund had no exposure to the sector. The Fund also remained underweight in industrials and in the consumer discretionary sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	22%
Health Care	19
Communication Services	11
Energy	9
Consumer Staples	7
Utilities	7
Industrials	6
Information Technology	6
Consumer Discretionary	4
Materials	4
Short-Term Securities	8
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Basic Value V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I(b)(c)	14.29%	5.05%	5.32%	11.64%
Class II(b)(c)	14.25	4.91	5.15	11.46
Class III(b)(c)	14.16	4.83	5.03	11.35
Russell 1000® Value Index(d)	16.24	8.46	7.46	13.19

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.
(d)

An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values. Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,142.90	$3.77	$1,000.00	$1,021.27	$3.56	0.71%
Class II	1,000.00	1,142.50	4.67	1,000.00	1,020.43	4.41	0.88
Class III	1,000.00	1,141.60	5.26	1,000.00	1,019.89	4.96	0.99

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example is intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.4%

Auto Components — 0.6%
Lear Corp.	16,191	$2,254,921

Banks — 11.6%
Citigroup, Inc.	142,844	10,003,365
JPMorgan Chase & Co.	109,957	12,293,193
Regions Financial Corp.	262,889	3,927,562
Wells Fargo & Co.	304,608	14,414,050

		40,638,170

Beverages — 3.8%
Molson Coors Brewing Co., Class B	121,604	6,809,824
PepsiCo, Inc.	48,749	6,392,456

		13,202,280

Biotechnology — 1.9%
Biogen, Inc.(a)	13,247	3,098,076
Gilead Sciences, Inc.	50,365	3,402,659

		6,500,735

Building Products — 0.9%
Masco Corp.	80,774	3,169,572

Capital Markets — 2.3%
E*TRADE Financial Corp.	110,388	4,923,305
Morgan Stanley	73,436	3,217,231

		8,140,536

Chemicals — 3.0%
Akzo Nobel NV, ADR(b)	78,794	2,465,464
Corteva, Inc.(a)	103,369	3,056,622
Dow, Inc.	36,001	1,775,209
DuPont de Nemours, Inc.	41,229	3,095,061

		10,392,356

Communications Equipment — 2.5%
Cisco Systems, Inc.	161,157	8,820,123

Construction & Engineering — 0.6%
Quanta Services, Inc.	56,572	2,160,485

Consumer Finance — 1.6%
Ally Financial, Inc.	72,995	2,262,115
Capital One Financial Corp.	35,140	3,188,604

		5,450,719

Diversified Financial Services — 0.5%
AXA Equitable Holdings, Inc.	87,858	1,836,232

Diversified Telecommunication Services — 4.6%
AT&T, Inc.(b)	95,400	3,196,854
Verizon Communications, Inc.	222,758	12,726,165

		15,923,019

Electric Utilities — 4.4%
Exelon Corp.	145,790	6,989,172
FirstEnergy Corp.	194,086	8,308,822

		15,297,994

Electrical Equipment — 2.5%(b)
ABB Ltd., ADR	262,724	5,262,362
Hubbell, Inc.	25,913	3,379,055

		8,641,417

Food & Staples Retailing — 0.8%
Walgreens Boots Alliance, Inc.	50,841	2,779,477

Security	Shares	Value

Food Products — 2.8%
Conagra Brands, Inc.	129,061	$3,422,697
Kellogg Co.	118,582	6,352,438

		9,775,135

Health Care Equipment & Supplies — 8.0%
Alcon, Inc.(a)	31,463	1,952,279
Baxter International, Inc.	57,429	4,703,435
Koninklijke Philips NV, NYRS	163,175	7,111,167
Medtronic plc	46,942	4,571,681
Zimmer Biomet Holdings, Inc.	80,904	9,525,637

		27,864,199

Health Care Providers & Services — 2.9%
Humana, Inc.	8,240	2,186,072
Laboratory Corp. of America Holdings(a)	45,465	7,860,899

		10,046,971

Hotels, Restaurants & Leisure — 0.2%
Carnival Corp.	16,400	763,420

Household Durables — 1.2%
Sony Corp., ADR	82,448	4,319,451

Independent Power and Renewable Electricity Producers — 2.3%
AES Corp.	486,276	8,149,986

Industrial Conglomerates — 1.0%
General Electric Co.	37,956	398,538
Siemens AG, ADR	49,020	2,924,533

		3,323,071

Insurance — 6.3%
American International Group, Inc.	55,030	2,931,998
Assured Guaranty Ltd.	73,787	3,104,957
Brighthouse Financial, Inc.(a)	39,574	1,451,970
Hartford Financial Services Group, Inc. (The)	82,748	4,610,719
MetLife, Inc.	109,250	5,426,447
Willis Towers Watson plc	22,751	4,357,727

		21,883,818

Media — 5.0%
Comcast Corp., Class A	255,698	10,810,911
DISH Network Corp., Class A(a)	95,280	3,659,705
Interpublic Group of Cos., Inc. (The)(b)	134,819	3,045,561

		17,516,177

Metals & Mining — 0.9%
Freeport-McMoRan, Inc.	269,540	3,129,359

Multiline Retail — 1.3%
Dollar Tree, Inc.(a)	41,230	4,427,690

Oil, Gas & Consumable Fuels — 8.8%
BP plc, ADR	246,900	10,295,730
ConocoPhillips	99,834	6,089,874
Marathon Oil Corp.	126,228	1,793,700
Marathon Petroleum Corp.	37,544	2,097,959
Suncor Energy, Inc.	101,868	3,174,207
Williams Cos., Inc. (The)	260,229	7,296,821

		30,748,291

Pharmaceuticals — 6.7%
Novartis AG, ADR(b)	94,039	8,586,701
Pfizer, Inc.	342,366	14,831,295

		23,417,996

Road & Rail — 0.9%
Norfolk Southern Corp.	16,210	3,231,139

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 1.4%
QUALCOMM, Inc.	65,667	$4,995,289

Software — 1.6%
Oracle Corp.	96,340	5,488,490

Specialty Retail — 0.7%
Lowe’s Cos., Inc.	25,070	2,529,814

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	13,194	2,611,356

Wireless Telecommunication Services — 1.1%
Telephone & Data Systems, Inc.	130,086	3,954,614

Total Common Stocks — 95.4% (Cost: $303,186,685)		333,384,302

Total Long-Term Investments — 95.4% (Cost: $303,186,685)		333,384,302

Security	Shares	Value

Short-Term Securities — 7.6%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	15,974,449	$15,974,449
SL Liquidity Series, LLC, Money Market Series, 2.55%(d)	10,568,211	10,571,382

Total Short-Term Securities — 7.6% (Cost: $26,545,831)		26,545,831

Total Investments — 103.0% (Cost: $329,732,516)		359,930,133

Liabilities in Excess of Other Assets — (3.0)%		(10,622,937)

Net Assets — 100.0%		$349,307,196

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,423,075	(448,626)	15,974,449	$15,974,449	$160,049		$—	$—
SL Liquidity Series, LLC, Money Market Series	18,439,265	(7,871,054)	10,568,211	10,571,382	29,119	(b)	11,040	14

				$26,545,831	$189,168		$11,040	$14

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Basic Value V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$333,384,302	$—	$—	$333,384,302
Short-Term Securities	15,974,449	—	—	15,974,449

Subtotal	$349,358,751	$—	$—	$349,358,751

Investments valued at NAV(b)				10,571,382

Total Investments				$359,930,133

(a)	See above Schedule of Investments for values in each industry. Investments categorized as Level 1 are included in industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Basic Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $10,401,942) (cost — $303,186,685)	$333,384,302
Investments at value — affiliated (cost — $26,545,831)	26,545,831
Receivables:
Investments sold	385,285
Securities lending income — affiliated	4,235
Capital shares sold	103,384
Dividends — affiliated	20,599
Dividends — unaffiliated	460,919
Prepaid expenses	3,599

Total assets	360,908,154

LIABILITIES
Cash collateral on securities loaned at value	10,568,886
Payables:
Investments purchased	451,905
Capital shares redeemed	55,484
Distribution fees	13,120
Investment advisory fees	187,700
Directors’ and Officer’s fees	6,356
Other affiliates	906
Transfer agent fees	229,027
Other accrued expenses	87,574

Total liabilities	11,600,958

NET ASSETS	$349,307,196

NET ASSETS CONSIST OF
Paid-in capital	$293,590,439
Accumulated earnings	55,716,757

NET ASSETS	$349,307,196

NET ASSET VALUE
Class I — Based on net assets of $283,036,000 and 19,984,194 shares outstanding, 300 million shares authorized, $0.10 par value	$14.16

Class II — Based on net assets of $4,046,702 and 286,862 shares outstanding, 100 million shares authorized, $0.10 par value	$14.11

Class III — Based on net assets of $62,224,494 and 4,435,816 shares outstanding, 100 million shares authorized, $0.10 par value	$14.03

See notes to financial statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Basic Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$160,049
Dividends — unaffiliated	6,335,227
Securities lending income — affiliated — net	29,119
Foreign taxes withheld	(12,992)

Total investment income	6,511,403

EXPENSES
Investment advisory	1,225,791
Transfer agent — class specific	370,296
Distribution — class specific	79,494
Accounting services	34,120
Professional	32,778
Printing	15,771
Directors and Officer	9,441
Custodian	6,615
Board realignment and consolidation	2,782
Transfer agent	2,382
Miscellaneous	4,585

Total expenses	1,784,055
Less:
Fees waived and/or reimbursed by the Manager	(4,977)
Transfer agent fees waived and/or reimbursed — class specific	(237,849)

Total expenses after fees waived and/or reimbursed	1,541,229

Net investment income	4,970,174

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	11,040
Investments — unaffiliated	24,912,698

24,923,738

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	14
Investments — unaffiliated	23,838,870

23,838,884

Net realized and unrealized gain	48,762,622

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,732,796

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statements of Changes in Net Assets

	BlackRock Basic Value V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 4,970,174	$ 8,034,714
Net realized gain	24,923,738	39,512,218
Net change in unrealized appreciation (depreciation)	23,838,884	(79,557,116)

Net increase (decrease) in net assets resulting from operations	53,732,796	(32,010,184)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	—	(45,856,103)
Class II	—	(533,180)
Class III	—	(8,023,231)

Decrease in net assets resulting from distributions to shareholders	—	(54,412,514)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(92,788,851)	(6,218,302)

NET ASSETS
Total decrease in net assets	(39,056,055)	(92,641,000)
Beginning of period	388,363,251	481,004,251

End of period	$ 349,307,196	$ 388,363,251

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund

	Class I

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$12.39	$15.60	$15.21	$13.36	$16.42	$17.44

Net investment income(a)	0.17	0.28	0.22	0.23	0.24	0.25
Net realized and unrealized gain (loss)	1.60	(1.51)	1.03	2.19	(1.20)	1.51

Net increase (decrease) from investment operations	1.77	(1.23)	1.25	2.42	(0.96)	1.76

Distributions(b)
From net investment income	—	(0.29)	(0.25)	(0.22)	(0.25)	(0.27)
From net realized gain	—	(1.69)	(0.61)	(0.35)	(1.85)	(2.51)

Total distributions	—	(1.98)	(0.86)	(0.57)	(2.10)	(2.78)

Net asset value, end of period	$14.16	$12.39	$15.60	$15.21	$13.36	$16.42

Total Return(c)
Based on net asset value	14.29%(d)	(7.85)%	8.24%	18.19%	(5.95)%	9.93%

Ratios to Average Net Assets(e)
Total expenses	0.83%(f)	0.85%	0.85%	0.84%	0.86%	0.85%

Total expenses after fees waived and/or reimbursed	0.71%(f)	0.72%	0.73%	0.73%	0.73%	0.72%

Net investment income	2.48%(f)	1.80%	1.47%	1.63%	1.47%	1.40%

Supplemental Data
Net assets, end of period (000)	$283,036	$326,873	$397,180	$409,216	$393,370	$468,876

Portfolio turnover rate	23%	32%	41%	45%	50%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund

	Class II

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$12.35	$15.56	$15.16	$13.33	$16.38	$17.40

Net investment income(a)	0.15	0.26	0.20	0.20	0.21	0.22
Net realized and unrealized gain (loss)	1.61	(1.52)	1.03	2.18	(1.18)	1.51

Net increase (decrease) from investment operations	1.76	(1.26)	1.23	2.38	(0.97)	1.73

Distributions(b)
From net investment income	—	(0.26)	(0.22)	(0.20)	(0.23)	(0.24)
From net realized gain	—	(1.69)	(0.61)	(0.35)	(1.85)	(2.51)

Total distributions	—	(1.95)	(0.83)	(0.55)	(2.08)	(2.75)

Net asset value, end of period	$14.11	$12.35	$15.56	$15.16	$13.33	$16.38

Total Return(c)
Based on net asset value	14.25%(d)	(8.06)%	8.15%	17.88%	(6.07)%	9.75%

Ratios to Average Net Assets (e)
Total expenses	1.00%(f)	1.02%	1.02%	1.02%	1.02%	1.02%

Total expenses after fees waived and/or reimbursed	0.88%(f)	0.89%	0.90%	0.90%	0.90%	0.89%

Net investment income	2.26%(f)	1.63%	1.29%	1.47%	1.30%	1.23%

Supplemental Data
Net assets, end of period (000)	$4,047	$3,829	$4,928	$5,280	$5,466	$6,233

Portfolio turnover rate	23%	32%	41%	45%	50%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.

See notes to financial statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund

	Class III

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$12.29	$15.48	$15.08	$13.28	$16.32	$17.35

Net investment income(a)	0.14	0.24	0.18	0.18	0.19	0.20
Net realized and unrealized gain (loss)	1.60	(1.50)	1.02	2.17	(1.17)	1.50

Net increase (decrease) from investment operations	1.74	(1.26)	1.20	2.35	(0.98)	1.70

Distributions(b)
From net investment income	—	(0.24)	(0.19)	(0.20)	(0.21)	(0.22)
From net realized gain	—	(1.69)	(0.61)	(0.35)	(1.85)	(2.51)

Total distributions	—	(1.93)	(0.80)	(0.55)	(2.06)	(2.73)

Net asset value, end of period	$14.03	$12.29	$15.48	$15.08	$13.28	$16.32

Total Return(c)
Based on net asset value	14.16%(d)	(8.11)%	8.01%	17.72%	(6.15)%	9.63%

Ratios to Average Net Assets(e)
Total expenses	1.11%(f)	1.15%	1.16%	1.04%	1.13%	1.11%

Total expenses after fees waived and/or reimbursed	0.99%(f)	1.00%	1.01%	1.00%	1.01%	1.00%

Net investment income	2.15%(f)	1.52%	1.16%	1.25%	1.19%	1.11%

Supplemental Data
Net assets, end of period (000)	$62,224	$57,661	$78,896	$114,160	$45,197	$54,394

Portfolio turnover rate	23%	32%	41%	45%	50%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,696,560	$(1,696,560)	$—
Credit Suisse Securities (USA) LLC	7,210,655	(7,210,655)	—
JP Morgan Securities LLC	1,193,788	(1,193,788)	—
Morgan Stanley & Co. LLC	300,939	(300,939)	—

	$10,401,942	$(10,401,942)	$—

(a)

Cash collateral with a value of $10,568,886 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$3,029
Class III	76,465
$79,494

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$303,148
Class II	4,042
Class III	63,106
$370,296

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $4,977.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $2,496 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08
Class III	0.09

The Manager has agreed not to reduce or discontinue these contractual reimbursements through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 199,891
Class II	2,423
Class III	35,535
$ 237,849

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $8,774 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, and excluding short-term securities, were $90,906,025 and $177,259,064, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$331,968,968

Gross unrealized appreciation	$38,818,511
Gross unrealized depreciation	(10,857,346)

Net unrealized appreciation	$27,961,165

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	186,940	$2,516,440	687,102	$10,527,059
Shares issued in reinvestment of distributions	—	—	3,655,080	45,856,103
Shares redeemed	(6,589,428)	(91,508,965)	(3,410,293)	(53,890,776)

Net increase (decrease)	(6,402,488)	$(88,992,525)	931,889	$2,492,386

Class II
Shares sold	586	$8,053	2,419	$34,701
Shares issued in reinvestment of distributions	—	—	42,597	533,180
Shares redeemed	(23,759)	(323,898)	(51,793)	(824,168)

Net decrease	(23,173)	$(315,845)	(6,777)	$(256,287)

Class III
Shares sold	55,977	$752,100	275,061	$3,963,788
Shares issued in reinvestment of distributions	—	—	643,024	8,023,231
Shares redeemed	(313,122)	(4,232,581)	(1,321,516)	(20,441,420)

Net decrease	(257,145)	$(3,480,481)	(403,431)	$(8,454,401)

Total Net Increase (Decrease)	(6,682,806)	$(92,788,851)	521,681	$(6,218,302)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

NYRS	New York Registered Shares

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund outperformed its benchmark, the Russell 1000® Growth Index, and the broad market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

On a sector basis, the largest contributor to relative performance over the period was industrials, where stock selection in the professional services and industrial conglomerates sub-sectors had the strongest positive impact on Fund returns. Notably, an overweight position in CoStar Group, Inc. within professional services, and an overweight to Roper Technologies within industrial conglomerates, as well as not owning 3M Company, contributed to relative results. Stock selection in consumer discretionary also added to relative results led by the internet & direct marketing retail sub-sector, where an overweight to Amazon.com, Inc. and an out-of-benchmark position in Brazilian e-commerce giant MercadoLibre, Inc. drove results. Lastly, health care was a key contributor to relative results, where an underweight to biotechnology, which underperformed during the period, and security selection in the pharmaceuticals sub-sector, notably not holding Eli Lilly & Company and Bristol-Myers Squibb Co., had the strongest positive impact on performance.

Conversely, the largest detractor over the period was financials, where the absence of owning any companies in the insurance sub-sector detracted from Fund results as several insurance names outperformed, including the Progressive Corp. and AON PLC. Communication services was also a key detractor led by stock selection in interactive media & services, particularly an underweight to Facebook, Inc., which outperformed during the period, and an out-of-benchmark position in Chinese internet and media conglomerate Tencent Holdings Ltd., which underperformed. Other notable detractors during the period included overweight positions in managed care enterprises Centene Corp. and United HealthGroup, Inc. and an underweight position in Apple, Inc.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to the industrials sector by investing in the aerospace and defense industry. Additionally, the Fund’s weight in the materials and information technology (“IT”) sectors increased over the period. In contrast, the Fund reduced its weighting in the health care sector by decreasing its holdings in the health care providers and services industry. The Fund also lowered its exposure to the communication services and financials sectors.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight relative to the Russell 1000® Growth Index was to the consumer discretionary sector, driven by a focus on the internet & direct marketing retail industry. The Fund was also overweight to materials and industrials. Conversely, the Fund was underweight in IT largely due to having no exposure to technology hardware, storage and peripherals names. Additionally, the Fund was underweight in the consumer staples and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Capital Appreciation V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I(b)(c)	23.86%	10.27%	14.34%	15.06%
Class III(b)(c)	23.56	9.97	14.02	14.76	(d)
Russell 1000® Growth Index(e)	21.49	11.56	13.39	16.28
S&P 500® Index(f)	18.54	10.42	10.71	14.70

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long-term.

(d)

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

(f)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,238.60	$4.33	$1,000.00	$1,020.93	$3.91	0.78%
Class III	1,000.00	1,235.60	5.76	1,000.00	1,019.64	5.21	1.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	33%
Consumer Discretionary	17
Health Care	16
Communication Services	12
Industrials	11
Financials	4
Materials	3
Consumer Staples	2
Real Estate	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.8%

Aerospace & Defense — 2.4%
Boeing Co. (The)	19,728	$7,181,189

Automobiles — 0.3%
Ferrari NV	5,889	950,602

Beverages — 2.2%
Constellation Brands, Inc., Class A	33,546	6,606,549

Biotechnology — 1.1%
Vertex Pharmaceuticals, Inc.(a)	17,078	3,131,764

Capital Markets — 3.6%
CME Group, Inc.(b)	25,862	5,020,073
S&P Global, Inc.	25,309	5,765,137

		10,785,210

Chemicals — 1.6%
Linde plc	2,386	479,109
Sherwin-Williams Co. (The)	9,246	4,237,349

		4,716,458

Construction Materials — 1.3%
Vulcan Materials Co.	29,268	4,018,789

Electronic Equipment, Instruments & Components — 0.8%
Keysight Technologies, Inc.(a)	27,287	2,450,645

Entertainment — 3.0%
Netflix, Inc.(a)	24,150	8,870,778

Equity Real Estate Investment Trusts (REITs) — 1.8%
SBA Communications Corp.(a)	24,244	5,451,021

Health Care Equipment & Supplies — 7.0%
Align Technology, Inc.(a)	21,424	5,863,749
Becton Dickinson and Co.	14,969	3,772,338
Boston Scientific Corp.(a)	139,295	5,986,899
Intuitive Surgical, Inc.(a)	9,744	5,111,215

		20,734,201

Health Care Providers & Services — 3.6%
Centene Corp.(a)	29,331	1,538,118
UnitedHealth Group, Inc.	37,390	9,123,534

		10,661,652

Hotels, Restaurants & Leisure — 1.3%
Domino’s Pizza, Inc.	13,947	3,881,171

Industrial Conglomerates — 2.0%
Honeywell International, Inc.	11,464	2,001,500
Roper Technologies, Inc.	10,485	3,840,236

		5,841,736

Interactive Media & Services — 9.3%
Alphabet, Inc., Class A(a)	7,322	7,928,261
Facebook, Inc., Class A(a)	36,025	6,952,825
IAC/InterActiveCorp(a)	28,500	6,199,605
Tencent Holdings Ltd.	150,000	6,785,913

		27,866,604

Internet & Direct Marketing Retail — 13.0%
Alibaba Group Holding Ltd., ADR(a)	25,355	4,296,405
Amazon.com, Inc.(a)	13,706	25,954,093
Booking Holdings, Inc.(a)	890	1,668,492
MercadoLibre, Inc.	11,378	6,960,719

		38,879,709

Security	Shares	Value

IT Services — 10.8%
Mastercard, Inc., Class A	48,479	$12,824,150
PayPal Holdings, Inc.(a)	40,931	4,684,962
Visa, Inc., Class A	84,787	14,714,784

		32,223,896

Life Sciences Tools & Services — 3.1%(a)
Illumina, Inc.	13,475	4,960,821
IQVIA Holdings, Inc.	26,170	4,210,753

		9,171,574

Machinery — 1.0%
Xylem, Inc.	37,198	3,111,241

Pharmaceuticals — 1.0%
Zoetis, Inc.(b)	26,290	2,983,652

Professional Services — 4.0%
CoStar Group, Inc.(a)	15,749	8,725,891
TransUnion	41,678	3,063,750

		11,789,641

Road & Rail — 1.6%
Union Pacific Corp.	27,865	4,712,250

Semiconductors & Semiconductor Equipment — 2.9%
ASML Holding NV (Registered), NYRS(b)	28,020	5,826,198
Xilinx, Inc.	24,967	2,944,109

		8,770,307

Software — 18.0%
Adobe, Inc.(a)	26,150	7,705,098
Autodesk, Inc.(a)	24,425	3,978,833
Intuit, Inc.	27,859	7,280,392
Microsoft Corp.	125,066	16,753,841
PTC, Inc.(a)	30,983	2,781,034
salesforce.com, Inc.(a)	57,303	8,694,584
ServiceNow, Inc.(a)	23,124	6,349,157

		53,542,939

Specialty Retail — 1.1%
Burlington Stores, Inc.(a)	19,113	3,252,077

Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc., Class B	34,665	2,910,127

Total Common Stocks — 98.8% (Cost: $203,424,178)		294,495,782

Preferred Stocks — 1.0%

Software — 1.0%
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $2,858,020)(a)(c)(d)	466,235	3,035,190

Total Preferred Stocks — 1.0% (Cost: $2,858,020)		3,035,190

Total Long-Term Investments — 99.8% (Cost: $206,282,198)		297,530,972

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 2.2%(e)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	1,012,503	$1,012,503
SL Liquidity Series, LLC, Money Market Series, 2.55%(f)	5,458,503	5,460,141

Total Short-Term Securities — 2.2% (Cost: $6,472,644)		6,472,644

Total Investments — 102.0% (Cost: $212,754,842)		304,003,616

Liabilities in Excess of Other Assets — (2.0)%		(5,902,466)

Net Assets — 100.0%		$298,101,150

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,035,190, representing 1.02% of its net assets as of period end, and an original cost of $2,858,020.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	5,520,889	(4,508,386)	1,012,503	$1,012,503	$17,561	$—	$—
SL Liquidity Series, LLC, Money Market Series	8,638,158	(3,179,655)	5,458,503	5,460,141	5,840(b)	3,463	36

				$6,472,644	$23,401	$3,463	$36

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Capital Appreciation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$7,181,189	$—	$—	$7,181,189
Automobiles	950,602	—	—	950,602
Beverages	6,606,549	—	—	6,606,549
Biotechnology	3,131,764	—	—	3,131,764
Capital Markets	10,785,210	—	—	10,785,210
Chemicals	4,716,458	—	—	4,716,458
Construction Materials	4,018,789	—	—	4,018,789
Electronic Equipment, Instruments & Components	2,450,645	—	—	2,450,645
Entertainment	8,870,778	—	—	8,870,778
Equity Real Estate Investment Trusts (REITs)	5,451,021	—	—	5,451,021
Health Care Equipment & Supplies	20,734,201	—	—	20,734,201
Health Care Providers & Services	10,661,652	—	—	10,661,652
Hotels, Restaurants & Leisure	3,881,171	—	—	3,881,171
Industrial Conglomerates	5,841,736	—	—	5,841,736
Interactive Media & Services	21,080,691	6,785,913	—	27,866,604
Internet & Direct Marketing Retail	38,879,709	—	—	38,879,709
IT Services	32,223,896	—	—	32,223,896
Life Sciences Tools & Services	9,171,574	—	—	9,171,574
Machinery	3,111,241	—	—	3,111,241
Pharmaceuticals	2,983,652	—	—	2,983,652
Professional Services	11,789,641	—	—	11,789,641
Road & Rail	4,712,250	—	—	4,712,250
Semiconductors & Semiconductor Equipment	8,770,307	—	—	8,770,307
Software	53,542,939	—	—	53,542,939
Specialty Retail	3,252,077	—	—	3,252,077
Textiles, Apparel & Luxury Goods	2,910,127	—	—	2,910,127
Preferred Stocks(a)	—	—	3,035,190	3,035,190
Short-Term Securities	1,012,503	—	—	1,012,503

Subtotal	$288,722,372	$6,785,913	$3,035,190	$298,543,475

Investments valued at NAV(b)				5,460,141

Total Investments				$304,003,616

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Capital Appreciation V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Investments:
Assets:
Opening balance, as of December 31, 2018	$ 2,522,331
Transfers into level 3	—
Transfers out of level 3	—
Accrued discounts/premiums	—
Net realized gain	—
Net change in unrealized appreciation(a)(b)	512,859
Purchases	—
Sales	—

Closing balance, as of June 30, 2019	$ 3,035,190

Net change in unrealized appreciation on investments still held at June 30, 2019(b)	$ 512,859

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Preferred Stocks	$3,035,190	Market	Revenue Multiple(a)	17.25x

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

See notes to financial statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Capital Appreciation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $5,394,016) (cost — $206,282,198)	$297,530,972
Investments at value — affiliated (cost — $6,472,644)	6,472,644
Foreign currency at value (cost — $102)	102
Receivables:
Investments sold	36,090
Securities lending income — affiliated	362
Capital shares sold	18,098
Dividends — affiliated	1,686
Dividends — unaffiliated	7,930
Prepaid expenses	2,500

Total assets	304,070,384

LIABILITIES
Cash collateral on securities loaned at value	5,458,719
Payables:
Board realignment and consolidation	15,113
Capital shares redeemed	65,478
Distribution fees	35,081
Investment advisory fees	156,692
Directors’ and Officer’s fees	6,109
Other affiliates	763
Printing fees	28,040
Professional fees	28,123
Transfer agent fees	152,541
Other accrued expenses	22,575

Total liabilities	5,969,234

NET ASSETS	$298,101,150

NET ASSETS CONSIST OF
Paid-in capital	$185,812,267
Accumulated earnings	112,288,883

NET ASSETS	$298,101,150

NET ASSET VALUE
Class I — Based on net assets of $135,925,938 and 15,139,901 shares outstanding, 100 million shares authorized, $0.10 par value	$8.98

Class III — Based on net assets of $162,175,212 and 18,402,053 shares outstanding, 100 million shares authorized, $0.10 par value	$8.81

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Capital Appreciation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$17,561
Dividends — unaffiliated	885,022
Securities lending income — affiliated — net	5,840
Foreign taxes withheld	(290)

Total investment income	908,133

EXPENSES
Investment advisory	942,118
Transfer agent — class specific	292,028
Distribution — class specific	199,016
Accounting services	29,751
Professional	25,592
Printing	19,119
Directors and Officer	8,432
Custodian	6,652
Transfer agent	2,344
Miscellaneous	3,776

Total expenses	1,528,828
Less:
Fees waived and/or reimbursed by the Manager	(553)
Transfer agent fees waived and/or reimbursed — class specific	(182,323)

Total expenses after fees waived and/or reimbursed	1,345,952

Net investment loss	(437,819)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	3,463
Investments — unaffiliated	19,151,781
Foreign currency transactions	(127)

19,155,117

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	36
Investments — unaffiliated	42,588,431
Foreign currency translations	9

42,588,476

Net realized and unrealized gain	61,743,593

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,305,774

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Capital Appreciation V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(437,819)	$(523,401)
Net realized gain	19,155,117	76,931,848
Net change in unrealized appreciation (depreciation)	42,588,476	(60,745,946)

Net increase in net assets resulting from operations	61,305,774	15,662,501

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	—	(37,800,468)
Class III	—	(46,900,915)

Decrease in net assets resulting from distributions to shareholders	—	(84,701,383)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(27,983,394)	(68,397,301)

NET ASSETS
Total increase (decrease) in net assets	33,322,380	(137,436,183)
Beginning of period	264,778,770	402,214,953

End of period	$298,101,150	$264,778,770

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund

	Class I

	Six Months Ended		Year Ended December 31,
	06/30/19 (unaudited)		2018		2017		2016		2015	2014

Net asset value, beginning of period	$7.25		$10.26		$8.63		$8.86		$9.02	$9.80

Net investment income (loss)(a)	(0.01)		0.00	(b)(c)	(0.00	)(d)(e)	(0.00	)(d)(f)	(0.01)	(0.01)
Net realized and unrealized gain	1.74		0.23		2.86		0.01		0.63	0.87

Net increase from investment operations	1.73		0.23		2.86		0.01		0.62	0.86

Distributions from net realized gain(g)	—		(3.24)		(1.23)		(0.24)		(0.78)	(1.64)

Net asset value, end of period	$8.98		$7.25		$10.26		$8.63		$8.86	$9.02

Total Return(h)
Based on net asset value	23.86	%(i)	2.39%		33.22%		0.10%		6.73%	9.02%

Ratios to Average Net Assets
Total expenses	0.92%(j)		0.94%	(k)	0.92%		0.92%		0.93%	0.91%

Total expenses after fees waived and/or reimbursed	0.78%(j)		0.80%	(k)	0.79%		0.80%		0.79%	0.79%

Net investment income (loss)	(0.16)%(j)		0.01%(c)	(k)	(0.00)%(e)(	l)	(0.06)%	(f)	(0.15)%	(0.10)%

Supplemental Data
Net assets, end of period (000)	$135,926		$119,220		$142,246		$124,752		$139,045	$166,586

Portfolio turnover rate	23%		45%		48%		89%		70%	102%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.21%, respectively, resulting from a non-recurring dividend.
(d)	Amount is greater than $(0.005) per share.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in August 2017.

(f)

Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.07%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in October 2016.

(g)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(h)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(i)	Aggregate total return.
(j)	Annualized.
(k)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(l)	Amount is greater than (0.005)%.

See notes to financial statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund

	Class III

	Six Months Ended		Year Ended December 31,
	06/30/19 (unaudited)		2018		2017		2016		2015	2014

Net asset value, beginning of period	$7.13		$10.17		$8.56		$8.81		$8.97	$9.76

Net investment loss(a)	(0.02)		(0.03	)(b)	(0.03	)(c)	(0.03	)(d)	(0.04)	(0.03)
Net realized and unrealized gain	1.70		0.23		2.84		0.02		0.63	0.86

Net increase (decrease) from investment operations	1.68		0.20		2.81		(0.01)		0.59	0.83

Distributions from net realized gain(e)	—		(3.24)		(1.20)		(0.24)		(0.75)	(1.62)

Net asset value, end of period	$8.81		$7.13		$10.17		$8.56		$8.81	$8.97

Total Return(f)
Based on net asset value	23.56%	(g)	2.13%		32.94%		(0.13)%		6.49%	8.68%

Ratios to Average Net Assets
Total expenses	1.16%(h)		1.19%(i)		1.17%		1.18%		1.17%	1.18%

Total expenses after fees waived and/or reimbursed	1.04%(h)		1.06%(i)		1.05%		1.06%		1.05%	1.05%

Net investment loss	(0.42)%(h)		(0.28)%(b)(i)		(0.27)%(c)		(0.32)%(d)		(0.40)%	(0.35)%

Supplemental Data
Net assets, end of period (000)	$162,175		$145,559		$259,969		$231,136		$233,706	$233,723

Portfolio turnover rate	23%		45%		48%		89%		70%	102%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a non-recurring dividend.
(c)

Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in August 2017.

(d)

Net investment income per share and the ratio of net investment income to average net assets includes $0.00 per share and 0.07%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in October 2016.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time)(or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs).

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$132,189	$(132,189)	$—
Deutsche Bank Securities, Inc.	2,953,804	(2,953,804)	—
JP Morgan Securities LLC	2,308,023	(2,308,023)	—

	$5,394,016	$(5,394,016)	$—

(a)

Cash collateral with a value of $5,458,719 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the class specific distribution fees borne directly by Class III were $199,016.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations. For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$134,556
Class III	157,472
$292,028

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $553.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $1,828 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 88,686
Class III	93,637
$ 182,323

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $1,658 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2019, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $67,083,734 and $89,149,404, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$212,810,752

Gross unrealized appreciation	$92,617,008
Gross unrealized depreciation	(1,424,144)

Net unrealized appreciation	$91,192,864

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	136,428	$1,148,603	531,879	$5,009,652
Shares issued in reinvestment of distributions	—	—	5,066,937	37,800,468
Shares redeemed	(1,435,913)	(12,068,902)	(3,020,879)	(33,854,433)

Net increase (decrease)	(1,299,485)	$(10,920,299)	2,577,937	$8,955,687

Class III
Shares sold	291,232	$2,311,440	745,740	$7,589,740
Shares issued in reinvestment of distributions	—	—	6,397,406	46,900,915
Shares redeemed	(2,310,004)	(19,374,535)	(12,295,769)	(131,843,643)

Net decrease	(2,018,772)	$(17,063,095)	(5,152,623)	$(77,352,988)

Total Net Decrease	(3,318,257)	$(27,983,394)	(2,574,686)	$(68,397,301)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

NYRS	New York Registered Shares

GLOSSARY OF TERMS USED IN THIS REPORT	21

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Equity Dividend V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed its benchmark, the Russell 1000® Value Index, as well as the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

During the period, a combination of stock selection and allocation decisions within health care was a significant detractor from the Fund’s relative performance. In particular, overweight positions to the health care providers & services and pharmaceuticals industries proved costly. In addition, the portfolio’s cash position, which was 7.3% at period end, weighed on relative returns amid rising U.S. stock prices. Stock selection within the utilities and communication services sectors also detracted.

The largest contribution to relative performance came from stock selection in energy. Notably, selection decisions in the oil & gas exploration & production sub-industry boosted relative return within the sector. Within financials, a combination of stock selection within and an overweight to the insurance industry proved beneficial. Stock selection within and an underweight to diversified financial services also boosted relative return, as did stock selection within banks. Lastly, stock selection and allocation decisions in information technology (“IT”) added to relative performance.

Describe recent portfolio activity.

During the six-month period, the Fund increased exposure to the financials, consumer discretionary and consumer staples sectors. Holdings within materials and communication services also were increased. Conversely, the Fund significantly reduced exposure to the health care sector. The Fund also trimmed positions within energy, IT and utilities.

Describe portfolio positioning at period end.

In terms of sector positioning, the Fund’s largest allocations were to financials, health care and energy. Relative to the Russell 1000 Value Index benchmark, the Fund’s largest overweight positions were in the IT, health care and financials sectors. Conversely, the Fund’s largest underweights were to the real estate, utilities and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Equity Dividend V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I(b)(c)	15.52%	7.64%	8.63%	11.41%
Class III(b)(c)	15.39	7.38	8.37	11.14	(d)
Russell 1000® Value Index(e)	16.24	8.46	7.46	13.19
S&P 500® Index(f)	18.54	10.42	10.71	14.70

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Utilities and Telecommunications V.I. Fund.

(d)

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.
(f)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,155.20	$3.47	$1,000.00	$1,021.57	$3.26	0.65%
Class III	1,000.00	1,153.90	4.81	1,000.00	1,020.33	4.51	0.90

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	26%
Health Care	17
Information Technology	11
Energy	10
Consumer Staples	7
Industrials	6
Communication Services	6
Consumer Discretionary	5
Materials	2
Utilities	2
Short-Term Securities	11
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 92.8%

Aerospace & Defense — 2.1%
BAE Systems plc	464,228	$2,917,620
Lockheed Martin Corp.	5,680	2,064,907
Northrop Grumman Corp.	5,250	1,696,328

		6,678,855

Air Freight & Logistics — 0.7%
FedEx Corp.	13,240	2,173,876

Automobiles — 0.8%
General Motors Co.	68,724	2,647,936

Banks — 13.3%
Bank of America Corp.(a)	311,617	9,036,893
Citigroup, Inc.	151,688	10,622,711
JPMorgan Chase & Co.	101,612	11,360,221
Wells Fargo & Co.	229,550	10,862,306

		41,882,131

Beverages — 2.2%
Constellation Brands, Inc., Class A	9,187	1,809,288
Diageo plc	50,080	2,155,457
PepsiCo, Inc.	23,609	3,095,848

		7,060,593

Building Products — 0.7%
Johnson Controls International plc	51,811	2,140,312

Capital Markets — 3.4%
Charles Schwab Corp. (The)	26,156	1,051,210
Goldman Sachs Group, Inc. (The)	10,924	2,235,050
Morgan Stanley	104,610	4,582,964
State Street Corp.	49,182	2,757,143

		10,626,367

Chemicals — 1.6%
Corteva, Inc.(b)	61,577	1,820,832
Dow, Inc.	23,047	1,136,447
DuPont de Nemours, Inc.	29,237	2,194,822

		5,152,101

Communications Equipment — 1.0%
Motorola Solutions, Inc.	19,423	3,238,397

Construction Materials — 0.6%
CRH plc	55,940	1,828,169

Containers & Packaging — 0.2%
International Paper Co.	15,376	666,088

Diversified Financial Services — 0.8%
AXA Equitable Holdings, Inc.	121,260	2,534,334

Diversified Telecommunication Services — 4.4%
BCE, Inc.	17,414	791,989
Verizon Communications, Inc.	230,031	13,141,671

		13,933,660

Electric Utilities — 2.2%
FirstEnergy Corp.	107,895	4,618,985
NextEra Energy, Inc.	10,958	2,244,856

		6,863,841

Energy Equipment & Services — 0.7%
Baker Hughes a GE Co., Class A	82,719	2,037,369

Food Products — 2.6%
Conagra Brands, Inc.	59,147	1,568,578
Kellogg Co	27,252	1,459,890
Mondelez International, Inc., Class A	10,642	573,604

Security	Shares	Value

Food Products (continued)
Nestle SA (Registered)	42,884	$4,439,448

		8,041,520

Health Care Equipment & Supplies — 5.1%
Alcon, Inc.(b)	39,261	2,425,723
Koninklijke Philips NV	151,599	6,590,910
Medtronic plc	72,154	7,027,078

		16,043,711

Health Care Providers & Services — 5.9%
Anthem, Inc.	24,030	6,781,506
CVS Health Corp.	54,431	2,965,945
Humana, Inc.	13,803	3,661,936
McKesson Corp.	16,837	2,262,725
Quest Diagnostics, Inc.	14,101	1,435,623
UnitedHealth Group, Inc	5,901	1,439,903

		18,547,638

Household Durables — 1.4%
Newell Brands, Inc.	130,503	2,012,356
Sony Corp.	45,500	2,391,024

		4,403,380

Household Products — 0.4%
Procter & Gamble Co. (The)	12,828	1,406,590

Industrial Conglomerates — 1.8%
General Electric Co.	276,411	2,902,315
Siemens AG (Registered)	23,128	2,753,512

		5,655,827

Insurance — 8.2%
American International Group, Inc.	119,514	6,367,706
Arthur J Gallagher & Co.	38,012	3,329,471
Marsh & McLennan Cos., Inc.	18,955	1,890,761
MetLife, Inc.	126,162	6,266,466
Travelers Cos., Inc. (The)(a)	25,219	3,770,745
Willis Towers Watson plc	21,609	4,138,988

		25,764,137

IT Services — 1.9%
Cognizant Technology Solutions Corp., Class A	92,604	5,870,167

Leisure Products — 0.2%
Mattel, Inc.(b)	52,300	586,283

Machinery — 0.5%
Pentair plc	46,159	1,717,115

Media — 1.8%
Comcast Corp., Class A	131,246	5,549,081

Multiline Retail — 1.4%
Dollar General Corp.	33,634	4,545,971

Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	18,758	1,103,346

Oil, Gas & Consumable Fuels — 9.1%
BP plc	1,067,347	7,435,959
Enterprise Products Partners LP(a)	177,591	5,127,052
Marathon Oil Corp.	162,370	2,307,278
Marathon Petroleum Corp.	100,911	5,638,907
ONEOK, Inc.	17,324	1,192,064
Suncor Energy, Inc.	29,532	920,217
TOTAL SA, ADR(a)	23,785	1,326,965
Williams Cos., Inc. (The)	165,803	4,649,116

		28,597,558

SCHEDULES OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products — 0.9%
Unilever NV, NYRS(a)	48,968	$2,973,337

Pharmaceuticals — 5.8%
AstraZeneca plc	62,660	5,122,561
Bayer AG (Registered)	40,627	2,817,901
Novartis AG, ADR(a)	13,884	1,267,748
Novo Nordisk A/S, ADR	31,213	1,593,111
Pfizer, Inc.	169,921	7,360,978

		18,162,299

Road & Rail — 0.5%
Union Pacific Corp.	8,511	1,439,295

Semiconductors & Semiconductor Equipment — 2.0%
Marvell Technology Group Ltd.	62,619	1,494,716
QUALCOMM, Inc.	48,421	3,683,385
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	30,331	1,188,065

		6,366,166

Software — 4.5%
Constellation Software, Inc.	1,810	1,705,924
Microsoft Corp.	58,264	7,805,046
Oracle Corp.	82,521	4,701,221

		14,212,191

Specialty Retail — 0.8%
Lowe’s Cos., Inc.	25,411	2,564,224

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 1.6%
Samsung Electronics Co. Ltd., GDR(c)	5,036	$5,122,653

Tobacco — 1.3%
Altria Group, Inc.	79,060	3,743,491
Imperial Brands plc	12,240	287,214

		4,030,705

Total Common Stocks — 92.8% (Cost: $256,686,856)		292,167,223

Total Long-Term Investments — 92.8% (Cost: $256,686,856)		292,167,223

Short-Term Securities — 10.6%(d)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	23,098,619	23,098,619
SL Liquidity Series, LLC, Money Market Series, 2.55%(e)	10,196,267	10,199,326

Total Short-Term Securities — 10.6% (Cost: $33,297,945)		33,297,945

Total Investments — 103.4% (Cost: $289,984,801)		325,465,168

Liabilities in Excess of Other Assets — (3.4)%		(10,559,223)

Net Assets — 100.0%		$314,905,945

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	20,001,000	3,097,619	23,098,619	$23,098,619	$235,982		$—	$—
SL Liquidity Series, LLC, Money Market Series	6,383,011	3,813,256	10,196,267	10,199,326	15,391	(b)	4,903	212

				$33,297,945	$251,373		$4,903	$212

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Equity Dividend V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$3,761,235	$2,917,620	$—	$6,678,855
Air Freight & Logistics	2,173,876	—	—	2,173,876
Automobiles	2,647,936	—	—	2,647,936
Banks	41,882,131	—	—	41,882,131
Beverages	4,905,136	2,155,457	—	7,060,593
Building Products	2,140,312	—	—	2,140,312
Capital Markets	10,626,367	—	—	10,626,367
Chemicals	5,152,101	—	—	5,152,101
Communications Equipment	3,238,397	—	—	3,238,397
Construction Materials	—	1,828,169	—	1,828,169
Containers & Packaging	666,088	—	—	666,088
Diversified Financial Services	2,534,334	—	—	2,534,334
Diversified Telecommunication Services	13,933,660	—	—	13,933,660
Electric Utilities	6,863,841	—	—	6,863,841
Energy Equipment & Services	2,037,369	—	—	2,037,369
Food Products	3,602,072	4,439,448	—	8,041,520
Health Care Equipment & Supplies	9,452,801	6,590,910	—	16,043,711
Health Care Providers & Services	18,547,638	—	—	18,547,638
Household Durables	2,012,356	2,391,024	—	4,403,380
Household Products	1,406,590	—	—	1,406,590
Industrial Conglomerates	2,902,315	2,753,512	—	5,655,827
Insurance	25,764,137	—	—	25,764,137
IT Services	5,870,167	—	—	5,870,167
Leisure Products	586,283	—	—	586,283
Machinery	1,717,115	—	—	1,717,115
Media	5,549,081	—	—	5,549,081
Multiline Retail	4,545,971	—	—	4,545,971
Multi-Utilities	1,103,346	—	—	1,103,346
Oil, Gas & Consumable Fuels	21,161,599	7,435,959	—	28,597,558
Personal Products	2,973,337	—	—	2,973,337
Pharmaceuticals	10,221,837	7,940,462	—	18,162,299
Road & Rail	1,439,295	—	—	1,439,295
Semiconductors & Semiconductor Equipment	6,366,166	—	—	6,366,166
Software	14,212,191	—	—	14,212,191
Specialty Retail	2,564,224	—	—	2,564,224
Technology Hardware, Storage & Peripherals	—	5,122,653	—	5,122,653
Tobacco	3,743,491	287,214	—	4,030,705
Short-Term Securities	23,098,619	—	—	23,098,619

Subtotal	$271,403,414	$43,862,428	$—	$315,265,842

Investments valued at NAV(a)				10,199,326

Total Investments				$325,465,168

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Equity Dividend V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $10,049,643) (cost — $256,686,856)	$292,167,223
Investments at value — affiliated (cost — $33,297,945)	33,297,945
Foreign currency at value (cost — $1,834)	1,794
Receivables:
Investments sold	815,464
Securities lending income — affiliated	1,685
Capital shares sold	13,545
Dividends — affiliated	41,813
Dividends — unaffiliated	357,833
Prepaid expenses	2,652

Total assets	326,699,954

LIABILITIES
Cash collateral on securities loaned at value	10,193,125
Payables:
Investments purchased	1,071,173
Capital shares redeemed	95,833
Distribution fees	55,697
Investment advisory fees	151,265
Directors’ and Officer’s fees	6,093
Other affiliates	596
Transfer agent fees	147,818
Other accrued expenses	72,409

Total liabilities	11,794,009

NET ASSETS	$314,905,945

NET ASSETS CONSIST OF
Paid-in capital	$266,816,235
Accumulated earnings	48,089,710

NET ASSETS	$314,905,945

NET ASSET VALUE
Class I — Based on net assets of $32,518,039 and 2,783,293 shares outstanding, 100 million shares authorized, $0.10 par value	$11.68

Class III — Based on net assets of $282,387,906 and 24,233,997 shares outstanding, 100 million shares authorized, $0.10 par value	$11.65

See notes to financial statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Equity Dividend V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$ 235,982
Dividends — unaffiliated	4,503,577
Securities lending income — affiliated — net	15,391
Foreign taxes withheld	(81,881)

Total investment income	4,673,069

EXPENSES
Investment advisory	919,657
Distribution — class specific	343,304
Transfer agent — class specific	319,558
Accounting services	30,659
Professional	22,690
Custodian	12,767
Printing	9,798
Directors and Officer	8,571
Transfer agent	2,344
Board realignment and consolidation	464
Miscellaneous	3,853

Total expenses	1,673,665
Less:
Fees waived and/or reimbursed by the Manager	(7,353)
Transfer agent fees waived and/or reimbursed — class specific	(319,558)

Total expenses after fees waived and/or reimbursed	1,346,754

Net investment income	3,326,315

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	4,903
Investments — unaffiliated	8,705,456
Foreign currency transactions	(4,509)

8,705,850

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	212
Investments — unaffiliated	31,511,006
Foreign currency translations	651

31,511,869

Net realized and unrealized gain	40,217,719

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 43,544,034

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Changes in Net Assets

	BlackRock Equity Dividend V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 3,326,315	$ 5,679,148
Net realized gain	8,705,850	21,326,925
Net change in unrealized appreciation (depreciation)	31,511,869	(48,853,875)

Net increase (decrease) in net assets resulting from operations	43,544,034	(21,847,802)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	(188,051)	(3,195,948)
Class III	(1,500,992)	(25,079,326)

Decrease in net assets resulting from distributions to shareholders	(1,689,043)	(28,275,274)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,858,395)	5,893,147

NET ASSETS
Total increase (decrease) in net assets	33,996,596	(44,229,929)
Beginning of period	280,909,349	325,139,278

End of period	$ 314,905,945	$ 280,909,349

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund

	Class I

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.17	$12.14	$11.15	$10.04	$10.90	$10.78

Net investment income(a)	0.13	0.24	0.22	0.21	0.19	0.20
Net realized and unrealized gain (loss)	1.45	(1.09)	1.62	1.42	(0.25)	0.80

Net increase (decrease) from investment operations	1.58	(0.85)	1.84	1.63	(0.06)	1.00

Distributions(b)
From net investment income	(0.07)	(0.24)	(0.21)	(0.19)	(0.18)	(0.20)
From net realized gain	—	(0.88)	(0.64)	(0.33)	(0.62)	(0.68)

Total distributions	(0.07)	(1.12)	(0.85)	(0.52)	(0.80)	(0.88)

Net asset value, end of period	$11.68	$10.17	$12.14	$11.15	$10.04	$10.90

Total Return(c)
Based on net asset value	15.52%(d)	(7.16)%	16.74%	16.40%	(0.61)%	9.34%

Ratios to Average Net Assets(e)
Total expenses	0.86%(f)	0.87%	0.89%	0.89%	1.00%	0.99%

Total expenses after fees waived and/or reimbursed	0.65%(f)	0.66%	0.68%	0.70%	0.79%	0.78%

Net investment income	2.39%(f)	2.00%	1.82%	1.98%	1.79%	1.81%

Supplemental Data
Net assets, end of period (000)	$32,518	$30,655	$37,525	$35,256	$30,527	$35,694

Portfolio turnover rate	26%	37%	37%	23%	25%	18%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund

	Class III

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$10.15	$12.12	$11.13	$10.03	$10.89	$10.77

Net investment income(a)	0.12	0.21	0.19	0.18	0.17	0.17
Net realized and unrealized gain (loss)	1.44	(1.09)	1.62	1.42	(0.25)	0.80

Net increase (decrease) from investment operations	1.56	(0.88)	1.81	1.60	(0.08)	0.97

Distributions(b)
From net investment income	(0.06)	(0.21)	(0.18)	(0.17)	(0.16)	(0.17)
From net realized gain	—	(0.88)	(0.64)	(0.33)	(0.62)	(0.68)

Total distributions	(0.06)	(1.09)	(0.82)	(0.50)	(0.78)	(0.85)

Net asset value, end of period	$11.65	$10.15	$12.12	$11.13	$10.03	$10.89

Total Return(c)
Based on net asset value	15.39%(d)	(7.42)%	16.49%	16.06%	(0.82)%	9.07%

Ratios to Average Net Assets(e)
Total expenses	1.12%(f)	1.12%	1.16%	1.13%	1.16%	1.24%

Total expenses after fees waived and/or reimbursed	0.90%(f)	0.91%	0.93%	0.95%	1.03%	1.03%

Net investment income	2.14%(f)	1.75%	1.57%	1.73%	1.59%	1.56%

Supplemental Data
Net assets, end of period (000)	$282,388	$250,255	$287,615	$223,338	$85,163	$22,619

Portfolio turnover rate	26%	37%	37%	23%	25%	18%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$3,711,765	$(3,711,765)	$—
Credit Suisse Securities (USA) LLC	1,554,543	(1,554,543)	—
JP Morgan Securities LLC	856,152	(856,152)	—
Morgan Stanley & Co. LLC	3,732,917	(3,732,917)	—
State Street Bank & Trust Co.	194,266	(194,266)	—

	$10,049,643	$(10,049,643)	$—

(a)

Cash collateral with a value of $10,193,125 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56
$3 Billion - $5 Billion	0.54
$5 Billion - $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the class specific distribution fees borne directly by Class III were $343,304.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$31,806
Class III	287,752
$319,558

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $7,353.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $1,765 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and III. The Manager has agreed not to reduce or discontinue this contractual through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 31,806
Class III	287,752
$ 319,558

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $4,426 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $73,793,606 and $82,791,626 respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$290,978,894

Gross unrealized appreciation	$43,628,142
Gross unrealized depreciation	(9,141,868)

Net unrealized appreciation	$34,486,274

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income, and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	54,879	$614,637	328,463	$3,936,049
Shares issued in reinvestment of distributions	16,597	188,051	301,112	3,195,948
Shares redeemed	(301,792)	(3,371,115)	(707,195)	(8,566,862)

Net decrease	(230,316)	$(2,568,427)	(77,620)	$(1,434,865)

Class III
Shares sold	1,548,822	$16,708,897	2,172,331	$26,271,559
Shares issued in reinvestment of distributions	132,714	1,500,992	2,377,041	25,079,326
Shares redeemed	(2,098,374)	(23,499,857)	(3,636,671)	(44,022,873)

Net increase (decrease)	(416,838)	$(5,289,968)	912,701	$7,328,012

Total Net Increase (Decrease)	(647,154)	$(7,858,395)	835,081	$5,893,147

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipts

NYRS	New York Registered Shares

GLOSSARY OF TERMS USED IN THIS REPORT	19

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Global Allocation V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed both its Reference Benchmark and the broad-based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. The Fund invests in both equities and bonds; therefore, Fund management believes the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, options and swaps, (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an overweight to Japan and India and an underweight to the U.S. negatively impacted performance. From a sector perspective, an underweight to and security selection within information technology (“IT”), as well as security selection within consumer discretionary, industrials and healthcare weighed on returns. Exposure to cash and cash equivalents and gold-related securities also detracted from performance.

Within equities, an overweight to China contributed to performance. From a sector perspective, security selection within communication services, consumer staples and materials positively impacted performance. A broad underweight to fixed income was additive as the asset class underperformed the Fund’s Reference Benchmark. Within fixed income, exposure to corporate credit, notably U.S. investment grade credit, contributed to performance. Currency management, notably an underweight to the euro, added to returns as well.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives, in aggregate, modestly detracted from the Fund’s performance.

Describe recent portfolio activity.

During the period, the Fund’s overall equity allocation increased from 58% to 62% of net assets. Within equities, the Fund increased exposure to the United States and Europe, and decreased exposure to Asia (specifically Japan). From a sector perspective, the Fund increased exposure to industrials, financials, consumer discretionary, IT and real estate, and decreased exposure to communication services, materials and health care. The Fund’s overall allocation to fixed income increased from 31% to 35% of net assets. Within fixed income, the Fund increased exposure to government bonds and corporate credit. The Fund’s exposure to commodity-related securities decreased from 2% to 1% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s cash and cash equivalent holdings decreased from 9% to 2% of net assets. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and meeting redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was overweight in equities, underweight in fixed income, and overweight in commodity-related and cash equivalents. Within equities, the Fund was relatively neutrally weighted in the United States and Europe, and overweight in Asia. Within Asia, the Fund was overweight in China, India and Taiwan, and underweight in Australia. From a sector perspective, the Fund was overweight in communication services, energy, health care and industrials, and underweight in IT, financials and consumer staples. Within fixed income, the Fund was underweight in developed market government bonds and overweight in corporate bonds. With respect to the currency exposure, the Fund was overweight in the Japanese yen and U.S. dollar, and underweight in the Australian dollar and the euro.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Global Allocation V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns(a)	1 Year	5 Years	10 Years
Class I(b)(c)	10.73%	4.18%	3.53%	6.62%
Class II(b)(c)	10.63	4.01	3.38	6.46
Class III(b)(c)	10.58	3.88	3.28	6.36
FTSE World Index(d)	16.63	6.46	6.82	10.91
Reference Benchmark(e)	12.09	7.08	5.14	8.17
U.S. Stocks: S&P 500® Index(f)	18.54	10.42	10.71	14.70
Non-U.S. Stocks: FTSE World (ex U.S.) Index(g)	13.96	1.79	2.56	7.14
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(h)	4.74	7.42	1.98	2.87
Non U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(i)	5.50	4.54	0.19	1.88

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

(d)	A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries within the FTSE Global Equity Index Series.
(e)

An unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(f)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(g)

A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries excluding the U.S. within the FTSE Global Equity Index Series.

(h)	An unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
(i)	An unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including dividend expense	Excluding dividend expense		Including dividend expense		Excluding dividend expense
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Ending Account Value (06/30/19)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,107.30	$3.81	$3.81	$1,000.00	$1,021.17	$3.66	$1,021.17	$3.66
Class II	1,000.00	1,106.30	4.65	4.60	1,000.00	1,020.38	4.46	1,020.43	4.41
Class III	1,000.00	1,105.80	5.17	5.12	1,000.00	1,019.89	4.96	1,019.93	4.91

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I , 0.89% for Class II and 0.99% for Class III ), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I , 0.88% for Class II and 0.98% for Class III ), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of June 30, 2019 (continued)	BlackRock Global Allocation V.I. Fund

Overall Asset Exposure

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentage
	06/30/2019	12/31/2018
U.S. Equities	35%	32%	35%
European Equities	12	9	13
Asia Pacific Equities	12	14	9
Other Equities	3	3	3

Total Equities	62	58	60

U.S. Dollar Denominated Fixed Income Securities	31	29	24
U.S. Issuers	29	27	—
Non-U.S. Issuers	2	2	—
Non-U.S. Dollar Denominated Fixed Income Securities	4	2	16

Total Fixed Income Securities	35	31	40

Commodity-Related	1	2	—

Cash & Short-Term Securities	2	9	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps, and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 2 of this report to shareholders in the “Performance Summary” section.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Consolidated Schedule of Investments (unaudited) June 30, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 57.0%

Argentina — 0.0%
YPF SA, ADR	16,749	$304,999

Australia — 0.3%
AGL Energy Ltd.	96,985	1,363,945
CSL Ltd.	657	99,486
Goodman Group	3,802	40,186
Newcrest Mining Ltd.	761,222	17,101,784
Quintis HoldCo Pty. Ltd. (Acquired 10/22/18, cost $5,761,227)(a)(b)(c)*	9,827,224	7,658,116
Rio Tinto Ltd.	3,618	264,929
South32 Ltd.	86,414	193,709

		26,722,155

Brazil — 0.6%
Ambev SA	21,847	101,726
Azul SA, ADR(b)(d)	813,094	27,189,863
B3 SA - Brasil Bolsa Balcao(b)	1,785	17,446
Banco do Brasil SA	17,367	243,232
Banco Santander Brasil SA	11,957	142,770
Engie Brasil Energia SA	2,389	27,125
Notre Dame Intermedica Participacoes SA	1,577,482	16,436,426
Petrobras Distribuidora SA	107,440	699,209

		44,857,797

Canada — 1.7%
Bank of Montreal	6,886	520,150
Barrick Gold Corp.	174,496	2,754,253
Canadian National Railway Co.	11,557	1,069,610
Canadian Pacific Railway Ltd.	3,219	758,151
Enbridge, Inc.	1,073,277	38,765,990
Fairfax Financial Holdings Ltd.	317	155,592
Imperial Oil Ltd.	19,385	536,749
Magna International, Inc.	15,294	760,992
Nutrien Ltd.	7,965	426,061
Rogers Communications, Inc., Class B(d)	6,218	332,849
Suncor Energy, Inc.	1,035,264	32,293,944
TC Energy Corp.	825,412	40,919,207
Teck Resources Ltd., Class B	5,239	120,898
Thomson Reuters Corp.	20,459	1,319,825
Wheaton Precious Metals Corp.	638,888	15,450,791

		136,185,062

Chile — 0.0%
Cia Cervecerias Unidas SA, ADR(d)	71,208	2,011,626

China — 1.5%
Agile Group Holdings Ltd.	282,000	377,491
Agricultural Bank of China Ltd., Class H	523,000	218,890
Air China Ltd., Class H	20,000	20,110
Alibaba Group Holding Ltd., ADR(b)	284,680	48,239,026
Anhui Conch Cement Co. Ltd., Class A	35,400	214,090
Anhui Conch Cement Co. Ltd., Class H	97,500	610,088
Baidu, Inc., ADR(b)	3,604	422,965
Bank of China Ltd., Class H	152,000	64,139
Beijing Capital International Airport Co. Ltd., Class H	196,000	171,769
Beijing Enterprises Holdings Ltd.	78,000	396,492
BYD Electronic International Co. Ltd.	90,000	128,780
CGN Power Co. Ltd., Class H(e)	590,000	162,385
China CITIC Bank Corp. Ltd., Class H	644,000	366,752
China Construction Bank Corp., Class H	257,000	221,535
China Hongqiao Group Ltd.	416,000	293,419

Security	Shares	Value

China (continued)
China Longyuan Power Group Corp.
Ltd., Class H	139,000	$89,315
China Mobile Ltd.	99,500	905,815
China Petroleum & Chemical Corp., Class A	369,100	294,662
China Petroleum & Chemical Corp., Class H	1,588,000	1,081,777
China Resources Beer Holdings Co. Ltd.	78,000	370,564
China Resources Cement Holdings Ltd.	656,000	635,109
China Resources Gas Group Ltd.	54,000	268,147
China Resources Pharmaceutical Group Ltd.(e)	11,500	12,955
China Resources Power Holdings Co. Ltd.	64,000	93,353
China Shenhua Energy Co. Ltd., Class H	255,000	534,115
CITIC Ltd.	240,000	345,431
CITIC Securities Co. Ltd., Class H	38,000	79,254
CNOOC Ltd.	504,000	859,705
Country Garden Holdings Co. Ltd.	99,000	150,504
Country Garden Services Holdings Co. Ltd.(b)	64,321	148,625
Daqin Railway Co. Ltd., Class A	20,600	24,272
Fosun International Ltd.	832,500	1,108,400
Guotai Junan Securities Co. Ltd., Class H(e)	35,600	63,410
Industrial & Commercial Bank of China Ltd., Class H	1,504,000	1,097,802
JD.com, Inc., ADR(b)	17,800	539,162
Lenovo Group Ltd.	206,000	159,503
Logan Property Holdings Co. Ltd.	42,000	67,915
New Oriental Education & Technology Group, Inc., ADR(b)	762	73,594
PetroChina Co. Ltd., Class H	198,000	109,175
Sany Heavy Industry Co. Ltd., Class A	111,300	212,233
Sinopec Engineering Group Co. Ltd., Class H	135,500	114,842
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,338,000	532,838
Tencent Holdings Ltd.	1,126,600	50,966,730
Tencent Music Entertainment Group, ADR(b)	6,177	92,593
Tingyi Cayman Islands Holding Corp.	158,000	263,954
Tsingtao Brewery Co. Ltd., Class A	9,900	72,109
Tsingtao Brewery Co. Ltd., Class H	100,000	637,172
Want Want China Holdings Ltd.	3,870,000	3,147,157
Weichai Power Co. Ltd., Class H	27,000	45,669
Wuliangye Yibin Co. Ltd., Class A	5,800	99,862
Yanzhou Coal Mining Co. Ltd., Class H	292,000	273,050
Yum China Holdings, Inc.	82,371	3,805,540
Zhejiang Expressway Co. Ltd., Class H	286,000	301,438
Zijin Mining Group Co. Ltd., Class H	924,000	375,506

		121,961,188

Czech Republic — 0.0%
CEZ A/S	113,058	2,732,202

Denmark — 0.1%
AP Moller — Maersk A/S, Class A	12	13,956
Carlsberg A/S, Class B	10,719	1,422,382
Novo Nordisk A/S, Class B	152,811	7,805,159

		9,241,497

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland — 0.0%
Nokia OYJ	135,818	$676,481

France — 2.8%
Cie de Saint-Gobain	123,804	4,834,518
Danone SA	875,883	74,162,952
Dassault Aviation SA	8,508	12,228,500
Eiffage SA	27,669	2,734,513
Electricite de France SA	1,031	12,999
Engie SA	11,373	172,454
EssilorLuxottica SA	65,139	8,489,039
Kering SA	2,360	1,392,926
Orange SA	11,160	176,028
Publicis Groupe SA	20,664	1,090,663
Renault SA	14,498	911,493
Safran SA	250,223	36,605,570
Sanofi	90,281	7,802,292
Societe Generale SA	10,250	258,704
Sodexo SA	276,977	32,376,914
TOTAL SA	446,744	25,059,559
TOTAL SA, ADR(d)	11,228	626,410
Unibail-Rodamco-Westfield	70,802	10,607,054
Unibail-Rodamco-Westfield	51,795	7,759,560
Vivendi SA	21,735	596,467

		227,898,615

Germany — 1.6%
adidas AG	3,598	1,113,113
Allianz SE (Registered)	4,199	1,012,699
Bayer AG (Registered)	268,785	18,643,008
Deutsche Boerse AG	5,844	824,997
Evonik Industries AG	11,699	340,884
Fresenius SE & Co. KGaA	582,924	31,652,768
Knorr-Bremse AG(b)	257,171	28,658,054
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	307	76,952
SAP SE	4,316	591,688
Siemens AG (Registered)	342,603	40,788,715
Vonovia SE	68,344	3,264,780

		126,967,658

Hong Kong — 0.8%
CK Asset Holdings Ltd.	17,000	133,179
CK Infrastructure Holdings Ltd.	425,000	3,463,874
CLP Holdings Ltd.	276,000	3,041,465
Hang Lung Properties Ltd.	1,714,000	4,077,629
HKT Trust & HKT Ltd.(f)	1,779,000	2,823,918
Hongkong Land Holdings Ltd.	150,800	972,015
Hysan Development Co. Ltd.	238,000	1,229,783
I-CABLE Communications Ltd.(b)	349,342	4,426
Jardine Matheson Holdings Ltd.	78,600	4,957,539
Link REIT	233,000	2,867,161
Power Assets Holdings Ltd.	165,500	1,190,615
Sino Land Co. Ltd.	500,000	838,539
Sun Hung Kai Properties Ltd.	2,247,083	38,121,913
Swire Pacific Ltd., Class A	215,000	2,641,761
WH Group Ltd.(e)	136,500	138,465
Wharf Real Estate Investment Co. Ltd.	328,000	2,311,554

		68,813,836

India — 1.0%
Coal India Ltd.	978,852	3,598,538
HCL Technologies Ltd.	34,973	539,509
Hero MotoCorp Ltd.	83,218	3,112,784
Hindustan Petroleum Corp. Ltd.	59,909	250,688

Security	Shares	Value

India (continued)
Housing Development Finance Corp. Ltd.	850,073	$26,992,494
Infosys Ltd.	30,824	328,973
Maruti Suzuki India Ltd.	81,972	7,760,067
Nestle India Ltd.	117	20,192
Oil & Natural Gas Corp. Ltd.	898,458	2,183,518
Reliance Industries Ltd.	1,943,012	35,260,045
Tata Consultancy Services Ltd.	439	14,166
Vedanta Ltd.	5,270	13,315
Wipro Ltd.	10,868	44,242

		80,118,531

Indonesia — 0.0%
Bank Central Asia Tbk. PT	1,602,500	3,400,627

Italy — 0.6%
Enel SpA	3,844,281	26,816,743
Eni SpA	41,285	686,459
RAI Way SpA(e)	1,588,867	9,503,245
Snam SpA	436,092	2,169,480
Telecom Italia SpA(b)	11,523,298	6,291,211
Telecom Italia SpA	665,788	345,215
UniCredit SpA	38,194	470,123

		46,282,476

Japan — 6.5%
Aeon Co. Ltd.	13,500	232,328
AGC, Inc.	3,100	107,390
Ajinomoto Co., Inc.	1,635,500	28,373,883
Alfresa Holdings Corp.	85,500	2,114,509
Alps Alpine Co. Ltd.	43,432	735,547
Astellas Pharma, Inc.	1,826,965	26,035,652
Canon Marketing Japan, Inc.	73,000	1,597,034
Daicel Corp.	265,500	2,366,120
Daikin Industries Ltd.	109,700	14,364,001
Daiwa House Industry Co. Ltd.	12,000	350,649
Denso Corp.	557,620	23,512,665
Dowa Holdings Co. Ltd.	42,000	1,350,077
East Japan Railway Co.	447,851	41,938,462
Exedy Corp.	53,600	1,125,584
GS Yuasa Corp.	127,500	2,465,206
Hino Motors Ltd.	135,200	1,141,118
Hitachi Ltd.	39,000	1,434,916
Hoya Corp.	379,774	29,187,247
Japan Airlines Co. Ltd.	1,140,400	36,396,706
Japan Aviation Electronics Industry Ltd.	130,600	1,924,620
JFE Holdings, Inc.	9,600	141,358
Kamigumi Co. Ltd.	71,900	1,705,015
KDDI Corp.	133,800	3,404,767
Keyence Corp.	4,600	2,836,923
Kinden Corp.	292,400	4,487,922
Koito Manufacturing Co. Ltd.	428,000	22,905,061
Kuraray Co. Ltd.	108,600	1,300,941
Kyowa Hakko Kirin Co. Ltd.	7,800	140,740
Kyudenko Corp.	38,400	1,156,291
Mabuchi Motor Co. Ltd.	70,900	2,432,417
Maeda Road Construction Co. Ltd.	74,600	1,572,832
Medipal Holdings Corp.	98,600	2,180,887
MEIJI Holdings Co. Ltd.	1,400	100,101
Mitsubishi Estate Co. Ltd.	229,200	4,271,705
Mitsubishi Heavy Industries Ltd.	14,200	619,291
Mitsubishi Motors Corp.	49,400	237,273
Mitsubishi UFJ Financial Group, Inc. .	224,400	1,068,812
Mitsui & Co. Ltd.	14,500	236,682
Murata Manufacturing Co. Ltd.	831,884	37,452,026
Nichias Corp.	113,700	2,049,326

CONSOLIDATED SCHEDULE OF INVESTMENTS	7

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nintendo Co. Ltd.	800	$293,519
Nippo Corp.	72,000	1,421,003
Nippon Telegraph & Telephone Corp.	71,160	3,315,323
Nippon Television Holdings, Inc.	164,700	2,443,639
NTT DOCOMO, Inc.	7,000	163,323
Okumura Corp.	86,350	2,646,244
Olympus Corp.	820,900	9,135,703
Ono Pharmaceutical Co. Ltd.	37,500	674,242
Otsuka Holdings Co. Ltd.	19,600	640,464
Rohm Co. Ltd.	157,053	10,581,586
Seino Holdings Co. Ltd.	100,000	1,335,571
Seven & i Holdings Co. Ltd.	50,800	1,721,175
Shimamura Co. Ltd.	16,300	1,220,317
Shin-Etsu Chemical Co. Ltd.	348,134	32,572,086
Shionogi & Co. Ltd.	3,500	202,240
Shiseido Co. Ltd.	1,800	136,146
Sompo Holdings, Inc.	13,500	522,201
Sony Corp.	27,400	1,439,869
Stanley Electric Co. Ltd.	46,000	1,134,224
Subaru Corp.	1,316,464	32,052,161
Sumitomo Chemical Co. Ltd.	65,000	302,662
Sumitomo Mitsui Financial Group, Inc.	3,300	116,971
Suzuken Co. Ltd.	38,800	2,280,024
Suzuki Motor Corp.	802,289	37,744,597
T&D Holdings, Inc.	34,200	372,216
Toagosei Co. Ltd.	283,200	2,983,612
Toda Corp.	379,796	2,105,631
Tokyo Gas Co. Ltd.	1,040,714	24,531,668
Tokyo Steel Manufacturing Co. Ltd.	376,600	2,851,525
Toshiba Corp.	10,000	311,748
Toyota Industries Corp.	407,077	22,451,383
TV Asahi Holdings Corp.	119,200	1,926,308
Yahoo Japan Corp.	185,400	545,363
Yamato Holdings Co. Ltd.	9,100	185,490
Yamato Kogyo Co. Ltd.	55,600	1,626,633
ZOZO, Inc.	1,050,600	19,716,569

		530,757,520

Macau — 0.0%
Sands China Ltd.	9,600	45,860

Malaysia — 0.0%
Malaysia Airports Holdings Bhd	623,400	1,288,140

Mexico — 0.0%
America Movil SAB de CV	1,199,838	874,541
Grupo Televisa SAB	59,754	100,868

		975,409

Netherlands — 2.3%
ABN AMRO Group NV, CVA(e)	2,309,692	49,421,625
Adyen NV(b)(e)	563	434,290
Aegon NV	4,296	21,340
Akzo Nobel NV	6,136	576,601
ASML Holding NV	3,916	814,880
Koninklijke Philips NV	1,303,286	56,661,587
NXP Semiconductors NV	14,693	1,434,184
Royal Dutch Shell plc, Class A	1,633,714	53,201,310
Royal Dutch Shell plc, Class B	24,581	805,438
Royal Dutch Shell plc, ADR, Class A(d)	417,354	27,157,225

		190,528,480

Norway — 0.0%
Equinor ASA	2,976	59,036

Security	Shares	Value

Peru — 0.0%
Southern Copper Corp.(d)	15,091	$586,285

Portugal — 0.0%
Jeronimo Martins SGPS SA	146,016	2,353,656

Singapore — 0.5%
CapitaLand Ltd.(d)	12,316,150	32,160,290
ComfortDelGro Corp. Ltd.	1,499,800	2,949,495
Genting Singapore Ltd.	764,200	519,928
Singapore Telecommunications Ltd.	1,061,900	2,748,533
United Overseas Bank Ltd.	172,500	3,334,794

		41,713,040

South Africa — 0.0%
Aspen Pharmacare Holdings Ltd.	23,780	169,736
Kumba Iron Ore Ltd.	564	19,994
MultiChoice Group Ltd.(b)	193	1,836
Old Mutual Ltd.	277,283	417,470

		609,036

South Korea — 0.5%
Coway Co. Ltd.	30,500	2,044,516
Hana Financial Group, Inc.	17,140	555,548
Industrial Bank of Korea	27,644	336,565
KB Financial Group, Inc.	7,558	299,593
KT&G Corp.	215,752	18,411,277
LG Chem Ltd.(d)	10,247	3,149,256
LG Electronics, Inc.	17,999	1,238,442
NCSoft Corp.	6,649	2,750,541
POSCO	14,435	3,064,334
Samsung Electro-Mechanics Co. Ltd.	358	30,461
Samsung Electronics Co. Ltd.	4,222	171,921
Samsung SDS Co. Ltd	1,130	210,643
Shinhan Financial Group Co. Ltd.	27,898	1,085,067
SK Telecom Co. Ltd.	11,493	2,577,999
S-Oil Corp.(d)	23,292	1,691,715

		37,617,878

Spain — 0.5%
Banco Bilbao Vizcaya Argentaria SA	4,650	25,936
CaixaBank SA	145,101	416,151
Cellnex Telecom SA(e)	1,119,733	41,422,808
Telefonica SA	11,851	97,454

		41,962,349

Sweden — 0.0%
Assa Abloy AB, Class B	19,920	449,449
Atlas Copco AB, Class A	11,851	379,773
Atlas Copco AB, Class B	11,828	340,060
Sandvik AB	38,360	704,905
Telefonaktiebolaget LM Ericsson, Class B	23,460	222,676

		2,096,863

Switzerland — 1.0%
Alcon, Inc.(b)	4,356	268,981
Cie Financiere Richemont SA (Registered)	21,551	1,831,330
Glencore plc(b)	403,778	1,397,446
LafargeHolcim Ltd. (Registered)(b)	1,558	76,181
Nestle SA (Registered)	714,406	73,956,911
Roche Holding AG	278	78,170
SGS SA (Registered)	152	387,427
Swiss Re AG	2,704	274,774

		78,271,220

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan — 1.3%
Cathay Financial Holding Co. Ltd.	1,994,000	$2,761,852
Chunghwa Telecom Co. Ltd.	4,728,000	17,197,016
Far EasTone Telecommunications Co. Ltd.	2,873,000	7,240,093
Formosa Chemicals & Fibre Corp.	657,000	2,183,190
Formosa Petrochemical Corp.	511,000	1,824,841
Formosa Plastics Corp.	695,000	2,564,996
Fubon Financial Holding Co. Ltd.	2,415,000	3,568,773
Globalwafers Co. Ltd.	20,000	203,471
Hon Hai Precision Industry Co. Ltd.(b)	1,369,960	3,417,934
MediaTek, Inc.	32,000	324,121
Nan Ya Plastics Corp	882,000	2,233,394
Taiwan Mobile Co. Ltd.	2,212,000	8,724,223
Taiwan Semiconductor Manufacturing Co. Ltd.	6,600,000	50,479,334
Uni-President Enterprises Corp.	1,424,000	3,793,082

		106,516,320

Thailand — 0.2%
Advanced Info Service PCL	546,000	3,885,126
Intouch Holdings PCL, Class F	1,642,700	3,362,535
PTT Global Chemical PCL	1,463,600	3,057,376
Siam Cement PCL (The)	202,900	3,123,012
Thai Beverage PCL	1,418,500	870,783
Thai Oil PCL	1,018,500	2,212,303

		16,511,135

Turkey — 0.0%
Eregli Demir ve Celik Fabrikalari TAS	74,048	100,572
Turkcell Iletisim Hizmetleri A/S	11,880	26,230

		126,802

United Arab Emirates — 0.2%
NMC Health plc(d)	512,786	15,689,061

United Kingdom — 1.4%
AstraZeneca plc	1,547	126,470
Berkeley Group Holdings plc	66,266	3,140,576
Diageo plc	16,721	719,676
Fiat Chrysler Automobiles NV(b)	30,946	429,482
GlaxoSmithKline plc	38,543	772,589
GW Pharmaceuticals plc, ADR(b)	23,400	4,033,926
HSBC Holdings plc	3,224,247	26,910,423
Kingfisher plc	6,379,535	17,388,577
Liberty Global plc, Class A(b)	630,503	17,017,276
Liberty Global plc, Class C(b)	1,153	30,589
RELX plc	1,870	45,356
Rolls-Royce Holdings plc(b)	116,511	1,244,680
Vodafone Group plc	26,720,487	43,796,574

		115,656,194

United States — 31.6%
Abbott Laboratories	49,347	4,150,083
AbbVie, Inc.	78,665	5,720,519
Accenture plc, Class A	8,800	1,625,976
Adobe, Inc.(b)	7,763	2,287,368
AES Corp.	39,091	655,165
Agilent Technologies, Inc.	290,698	21,706,420
Air Products & Chemicals, Inc.	265,013	59,990,993
Allergan plc	8,388	1,404,403
Allstate Corp. (The)	1,677	170,534
Ally Financial, Inc.	15,606	483,630
Alphabet, Inc., Class A(b)	1,485	1,607,958
Alphabet, Inc., Class C(b)	124,632	134,715,974
Altria Group, Inc.	788,932	37,355,930
Amazon.com, Inc.(b)	38,701	73,285,375
American Tower Corp.	20,625	4,216,781

Security	Shares	Value

United States (continued)
Ameriprise Financial, Inc.	14,955	$2,170,868
Amgen, Inc.	6,950	1,280,746
Anthem, Inc.(d)	247,565	69,865,319
Apple, Inc.	515,129	101,954,332
AT&T, Inc.	2,718	91,080
Autodesk, Inc.(b)	6,136	999,554
AutoZone, Inc.(b)	152	167,119
Bank of America Corp.	69,292	2,009,468
Bank of New York Mellon Corp. (The)	4,093	180,706
Baxter International, Inc.(d)	39,368	3,224,239
BB&T Corp.	3,246	159,476
Berkshire Hathaway, Inc., Class B(b)	40,079	8,543,640
Biogen, Inc.(b)	55,931	13,080,583
Boeing Co. (The)	3,939	1,433,835
Booking Holdings, Inc.(b)	312	584,909
Boston Properties, Inc.	2,436	314,244
Bristol-Myers Squibb Co.	35,028	1,588,520
Capital One Financial Corp.	6,683	606,415
Cardinal Health, Inc.	14,252	671,269
Carnival Corp.	16,073	748,198
Caterpillar, Inc.	8,722	1,188,721
Centene Corp.(b)	7,459	391,150
CenterPoint Energy, Inc.	15,826	453,098
Cerner Corp.(b)	351	25,728
CH Robinson Worldwide, Inc.(d)	50,472	4,257,313
Charles Schwab Corp. (The)	508,232	20,425,844
Charter Communications, Inc., Class A(b)(d)	134,120	53,001,542
Chevron Corp.	22,126	2,753,359
Chubb Ltd.	184,381	27,157,477
Cisco Systems, Inc.	48,314	2,644,225
Citigroup, Inc.	313,177	21,931,785
Clear Channel Outdoor Holdings, Inc.(b)	442,194	2,087,156
Cloudera, Inc.(b)(d)	797,720	4,196,007
Colgate-Palmolive Co.	796,382	57,076,698
Comcast Corp., Class A(g)	1,801,723	76,176,848
ConocoPhillips	11,937	728,157
Corning, Inc.	45,709	1,518,910
Costco Wholesale Corp.	3,560	940,766
CSX Corp.	32,626	2,524,274
Cummins, Inc.	3,731	639,270
CVS Health Corp.	354,344	19,308,205
DaVita, Inc.(b)	420,957	23,683,041
Delta Air Lines, Inc.	10,637	603,650
Devon Energy Corp.	36,428	1,038,927
Discover Financial Services	9,810	761,158
Dollar Tree, Inc.(b)	386,178	41,471,655
Dover Corp.	296,826	29,741,965
Dow, Inc.	170,531	8,408,884
Dropbox, Inc., Class A(b)	1,064,597	26,668,155
DuPont de Nemours, Inc.	170,531	12,801,762
DXC Technology Co.	27,024	1,490,374
Eaton Corp. plc	8,201	682,979
eBay, Inc.	28,524	1,126,698
Edwards Lifesciences Corp.(b)	3,592	663,586
Eli Lilly & Co.	1,197	132,616
Emerson Electric Co.	797,100	53,182,512
Equinix, Inc.(d)	54,124	27,294,192
Equity Residential	303,777	23,062,750
Estee Lauder Cos., Inc. (The), Class A	211	38,636
Exelon Corp.	98,997	4,745,916
Expedia Group, Inc.	13,377	1,779,542
Exxon Mobil Corp.	549,875	42,136,921
Facebook, Inc., Class A(b)	144,435	27,875,955
Ferguson plc	314,169	22,365,680

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Fidelity National Information Services, Inc.	11,488	$1,409,348
Fieldwood Energy, Inc.(b)(c)	78,168	2,345,040
Fifth Third Bancorp	28,749	802,097
FleetCor Technologies, Inc.(b)	170,163	47,790,279
Ford Motor Co.	20,869	213,490
Fortune Brands Home & Security, Inc.	38,501	2,199,562
General Electric Co.	49,263	517,261
General Motors Co.	33,416	1,287,518
Gilead Sciences, Inc.	474,650	32,067,354
Global Payments, Inc.	25,331	4,056,253
Goldman Sachs Group, Inc. (The)	8,046	1,646,212
Halliburton Co.	5,047	114,769
Hartford Financial Services Group, Inc. (The)	80,383	4,478,941
HCA Healthcare, Inc.	161,938	21,889,159
Helmerich & Payne, Inc.	11,259	569,931
Hewlett Packard Enterprise Co.	71,661	1,071,332
Home Depot, Inc. (The)	6,050	1,258,218
Honeywell International, Inc.	9,627	1,680,778
HP, Inc.	4,751	98,773
Humana, Inc.	1,510	400,603
Huntsman Corp.	20,605	421,166
IAA, Inc.(b)	302,516	11,731,570
iHeartMedia, Inc., Class A(b)	184,287	2,773,519
iHeartMedia, Inc., Class B(b)	3,761	67,698
Illumina, Inc.(b)	1,685	620,333
Intel Corp.	45,619	2,183,782
International Business Machines Corp.	12,316	1,698,376
Intuit, Inc.	10,811	2,825,239
Intuitive Surgical, Inc.(b)	1,212	635,755
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(a)(b)(c)	301,223	3
JBS SA	29,722	163,009
Johnson & Johnson	488,418	68,026,859
JPMorgan Chase & Co.	813,946	90,999,163
KAR Auction Services, Inc.	302,516	7,562,900
KeyCorp	2,506	44,481
KLA-Tencor Corp.	7,816	923,851
Kroger Co. (The)	39,067	848,145
Lam Research Corp.	957	179,763
Lear Corp.	3,198	445,385
Liberty Broadband Corp., Class A(b)	49,384	5,078,650
Liberty Broadband Corp., Class C(b)	220,940	23,026,367
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	177,085	6,695,584
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	296,732	11,269,881
Lockheed Martin Corp.	3,935	1,430,530
Lookout, Inc. (Acquired 03/04/15, cost $936,169)(a)(b)(c)	73,943	47,324
Lowe’s Cos., Inc.	247,422	24,967,354
M&T Bank Corp.	1,052	178,914
Marathon Petroleum Corp.	194,355	10,860,557
Marsh & McLennan Cos., Inc.	518,973	51,767,557
Masco Corp.	103,198	4,049,490
Mastercard, Inc., Class A	19,415	5,135,850
McDonald’s Corp.	5,387	1,118,664
McKesson Corp.	8,692	1,168,118
Medtronic plc	18,365	1,788,567
Merck & Co., Inc.	342,147	28,689,026
MetLife, Inc.	29,575	1,468,990
Micron Technology, Inc.(b)	11,487	443,283
Microsoft Corp.(d)	933,307	125,025,806
Mondelez International, Inc., Class A	72,680	3,917,452

Security	Shares	Value

United States (continued)
Monster Beverage Corp.(b)	9,908	$632,428
Morgan Stanley	475,101	20,814,175
Mylan NV(b)	14,620	278,365
Newmont Mining Corp.	705,180	27,128,275
NextEra Energy, Inc.	248,520	50,911,807
NIKE, Inc., Class B	19,101	1,603,529
Norfolk Southern Corp.	6,144	1,224,684
Northrop Grumman Corp.	2,578	832,978
NRG Energy, Inc.	6,972	244,857
Occidental Petroleum Corp	6,358	319,680
Omnicom Group, Inc.(d)	28,693	2,351,391
ONEOK, Inc.	754,696	51,930,632
Oracle Corp.	315,450	17,971,186
Packaging Corp. of America	4,935	470,404
PayPal Holdings, Inc.(b)	8,797	1,006,905
PepsiCo, Inc.	44,982	5,898,490
Pfizer, Inc.	1,271,825	55,095,459
Philip Morris International, Inc.	174,264	13,684,952
Phillips 66	11,954	1,118,177
Procter & Gamble Co. (The)	29,287	3,211,320
Progressive Corp. (The)	12,652	1,011,274
Prudential Financial, Inc.	6,268	633,068
QUALCOMM, Inc.	325,470	24,758,503
Raytheon Co.	365,436	63,542,012
Regeneron Pharmaceuticals, Inc.(b)	59	18,467
Reinsurance Group of America, Inc.	5,834	910,279
Rockwell Automation, Inc.	3,057	500,828
Ross Stores, Inc.	8,481	840,637
Royal Caribbean Cruises Ltd.	8,615	1,044,224
Schlumberger Ltd.	84,139	3,343,684
Sempra Energy	143,277	19,691,991
ServiceNow, Inc.(b)(d)	1,169	320,972
Stanley Black & Decker, Inc.	1,616	233,690
Starbucks Corp.	20,785	1,742,407
Stryker Corp.	20,847	4,285,726
SunTrust Banks, Inc.	496,184	31,185,164
Synchrony Financial	1,148	39,801
Sysco Corp.	7,915	559,749
Target Corp.	89,360	7,739,470
Texas Instruments, Inc.	12,378	1,420,499
Thermo Fisher Scientific, Inc.	10,952	3,216,383
TJX Cos., Inc. (The)	260,190	13,758,847
Travelers Cos., Inc. (The)	28,213	4,218,408
Twitter, Inc.(b)	1,571	54,828
Union Pacific Corp.	9,414	1,592,002
United Continental Holdings, Inc.(b)	11,652	1,020,133
United Parcel Service, Inc., Class B	7,353	759,344
United Technologies Corp.	342,746	44,625,529
UnitedHealth Group, Inc.	206,127	50,297,049
US Bancorp	104,980	5,500,952
Valero Energy Corp.	9,528	815,692
VeriSign, Inc.(b)	5,862	1,226,096
Verizon Communications, Inc.	959,986	54,844,000
Vertex Pharmaceuticals, Inc.(b)	1,335	244,812
Visa, Inc., Class A	31,857	5,528,782
Vistra Energy Corp.	164,340	3,720,658
VMware, Inc., Class A	10,847	1,813,727
Walmart, Inc.	28,646	3,165,097
Walt Disney Co. (The)	7,912	1,104,832
Waste Management, Inc.	5,178	597,386
Wells Fargo & Co.	914,875	43,291,885
Welltower, Inc.	89,568	7,302,479
Western Digital Corp.(d)	8,988	427,379
Weyerhaeuser Co.	192,543	5,071,583
Williams Cos., Inc. (The)(d)	2,448,789	68,664,044

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Wyndham Destinations, Inc.		13,390	$587,821
Xcel Energy, Inc.		7,824	465,450
Xilinx, Inc.		7,436	876,853
Yum! Brands, Inc.		13,869	1,534,882
Zoetis, Inc.		7,207	817,922

			2,584,108,589

Total Common Stocks — 57.0% (Cost: $4,241,934,238)			4,665,647,623

		Par (000)

Corporate Bonds — 6.0%

Australia — 0.4%
Quintis Australia Pty. Ltd.(c)(e)(h)*:
7.50%, (7.50% Cash or 8.00% PIK), 10/01/26	USD	16,417	16,085,304
12.00%, (0.00% Cash or 0.00% PIK), 10/01/28		18,591	18,591,047

			34,676,351

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(b)(e)(i)		7,010	189,147

China — 0.1%
Baidu, Inc., 4.38%, 05/14/24		4,332	4,583,052
China Milk Products Group Ltd., 0.00%, 01/05/12(b)(i)(j)(k)		4,800	48,000

			4,631,052

France — 0.1%
Danone SA, 2.59%, 11/02/23(e)		5,953	5,982,201

India — 0.0%
REI Agro Ltd.(b)(i)(j):
5.50%, 11/13/14(e)		5,549	56
5.50%, 11/13/14(c)		2,291	—

			56

Japan — 0.3%
Mitsubishi UFJ Financial Group, Inc., 3.78%, 03/02/25		2,439	2,583,728
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23		15,561	16,499,713
Takeda Pharmaceutical Co. Ltd., 3.80%, 11/26/20(e)		4,145	4,220,201

			23,303,642

Luxembourg — 0.0%
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(e)		1,745	1,819,163

Netherlands — 0.1%
ING Groep NV, 4.10%, 10/02/23		8,034	8,486,976

Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(e)(j)	SGD	6,750	4,939,024

Switzerland — 0.0%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(e)	USD	3,647	3,892,324

Turkey — 0.0%
Bio City Development Co. BV, 8.00%, 07/06/20(b)(c)(e)(i)(j)		21,400	2,247,000

Security		Par (000)	Value

United Kingdom — 0.1%
HSBC Holdings plc(l):
(LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23	USD	5,580	$5,683,696
(LIBOR USD 3 Month + 1.21%), 3.80%, 03/11/25		3,187	3,320,568

			9,004,264

United States — 4.8%
Allergan Funding SCS,
3.45%, 03/15/22		5,308	5,419,547
Allergan Sales LLC, 5.00%, 12/15/21(e)		2,911	3,044,109
Altria Group, Inc.:
3.49%, 02/14/22		1,648	1,694,816
3.80%, 02/14/24		3,181	3,315,935
4.40%, 02/14/26		12,550	13,429,130
American Express Co.,
3.70%, 08/03/23		11,966	12,560,839
Aon Corp., 4.50%, 12/15/28		1,387	1,526,555
Apple, Inc.:
3.35%, 02/09/27		9,763	10,251,480
3.20%, 05/11/27		9,382	9,781,996
AvalonBay Communities, Inc., 3.50%, 11/15/24		1,166	1,224,321
Bank of America Corp.:
3.30%, 01/11/23		5,590	5,762,041
4.13%, 01/22/24		12,386	13,247,207
4.00%, 01/22/25		2,988	3,142,799
Becton Dickinson and Co.:
3.13%, 11/08/21		5,420	5,499,429
2.89%, 06/06/22		7,694	7,798,527
3.36%, 06/06/24		2,640	2,719,021
BP Capital Markets America, Inc., 3.79%, 02/06/24		4,637	4,909,772
Broadcom, Inc., 3.13%, 04/15/21(e)		9,457	9,518,235
Capital One Financial Corp.:
3.20%, 01/30/23		4,022	4,123,523
3.30%, 10/30/24		2,843	2,916,217
Charter Communications Operating LLC, 4.46%, 07/23/22		5,446	5,722,513
Cigna Corp.(e):
3.40%, 09/17/21		7,582	7,729,829
3.75%, 07/15/23		6,456	6,721,556
Citigroup, Inc., (LIBOR USD 3 Month +
0.90%), 3.35%, 04/24/25(l)		9,620	9,937,262
Comcast Corp., 3.70%, 04/15/24		11,072	11,751,247
CVS Health Corp., 3.70%, 03/09/23		17,179	17,765,601
Energy Transfer Operating LP, 4.05%, 03/15/25		1,847	1,922,628
Enterprise Products Operating LLC:
3.35%, 03/15/23		7,670	7,887,661
3.90%, 02/15/24		1,945	2,060,321
3.75%, 02/15/25		1,828	1,933,858
Fiserv, Inc., 2.75%, 07/01/24		19,728	19,903,813
Gilead Sciences, Inc.:
3.25%, 09/01/22		5,594	5,749,448
3.70%, 04/01/24		6,188	6,565,280
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(l)		5,592	5,652,142
3.63%, 02/20/24		6,518	6,800,483
Home Depot, Inc. (The), 2.95%, 06/15/29		4,266	4,376,153
Hughes Satellite Systems Corp., 7.63%, 06/15/21		1,095	1,171,650

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
iHeartCommunications, Inc.:
6.38%, 05/01/26	USD	4,805	$5,099,220
8.38%, 05/01/27		1,927	2,019,091
International Business Machines Corp., 3.00%, 05/15/24		12,017	12,341,137
JPMorgan Chase & Co., (LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(l)		7,457	7,925,235
Kinder Morgan Energy Partners LP:
4.15%, 02/01/24		1,501	1,583,123
4.30%, 05/01/24		1,446	1,537,033
Marsh & McLennan Cos., Inc.:
3.88%, 03/15/24		3,203	3,399,006
4.38%, 03/15/29		1,383	1,525,860
McDonald’s Corp., 3.35%, 04/01/23		3,465	3,596,384
Morgan Stanley, Series F, 3.88%, 04/29/24		7,597	8,051,718
NextEra Energy Capital Holdings, Inc., 2.90%, 04/01/22		5,179	5,268,812
Philip Morris International, Inc., 3.60%, 11/15/23		2,404	2,508,006
QUALCOMM, Inc.:
2.60%, 01/30/23		2,816	2,825,692
2.90%, 05/20/24		7,283	7,397,949
Starbucks Corp., 3.10%, 03/01/23		5,604	5,763,942
SunTrust Banks, Inc., 4.00%, 05/01/25		2,367	2,534,533
TransDigm, Inc., 6.25%, 03/15/26(e)		14,380	15,134,950
UnitedHealth Group, Inc., 3.70%, 12/15/25		1,362	1,450,528
Verizon Communications, Inc., 3.50%, 11/01/24		6,219	6,535,100
Vistra Operations Co. LLC, 5.63%, 02/15/27(e)		4,980	5,272,575
Walgreen Co., 3.10%, 09/15/22		5,706	5,804,447
Wells Fargo & Co.:
3.07%, 01/24/23		1,117	1,134,391
3.75%, 01/24/24		3,582	3,765,974
(LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/27(l)		18,967	19,329,186
Wells Fargo Bank NA, 3.55%, 08/14/23		9,975	10,411,331
Williams Cos., Inc. (The):
3.70%, 01/15/23		4,606	4,760,393
4.55%, 06/24/24		2,784	2,999,878

			395,512,438

Total Corporate Bonds — 6.0% (Cost: $518,986,213)			494,683,638

Floating Rate Loan Interests — 0.2%(m)

United States — 0.2%
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.65%, 04/11/23		2,669	2,215,443
Fieldwood Energy LLC, Term Loan, (LIBOR USD 1 Month + 5.25%), 7.65%, 04/11/22		1,977	1,827,043
Hilton Worldwide Finance LLC, Term Loan B2, (LIBOR USD 6 Month + 1.75%), 4.15%, 06/22/26		7,621	7,620,698

Security		Par (000)	Value
United States (continued)
iHeartCommunications, Inc., 1st Lien Term Loan, 05/01/26(n)	USD	4,653	$4,656,957

			16,320,141

Total Floating Rate Loan Interests — 0.2% (Cost: $15,118,636)			16,320,141

Foreign Government Obligations — 4.4%

Argentina — 0.4%
Republic of Argentina:
3.38%, 01/15/23	EUR	4,470	3,977,320
6.88%, 01/26/27	USD	13,404	10,672,935
5.88%, 01/11/28		13,228	10,007,809
5.25%, 01/15/28	EUR	1,158	958,355
7.82%, 12/31/33		4,980	4,728,591

			30,345,010

Australia — 0.2%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	23,841	20,562,752

Canada — 0.2%
Canadian Government Bond, 0.75%, 03/01/21	CAD	18,725	14,118,068

France — 1.3%
Republic of France:
0.50%, 05/25/29	EUR	63,011	75,238,073
1.25%, 05/25/34		23,324	29,939,761

			105,177,834

Germany — 1.7%
Federal Republic of Germany, 0.25%, 02/15/29		118,125	141,916,122

Italy — 0.6%
Republic of Italy, 3.00%, 08/01/29		42,000	51,754,889

Total Foreign Government Obligations — 4.4% (Cost: $360,714,653)			363,874,675

Preferred Securities — 2.4%

Capital Trusts — 0.9%

Netherlands — 0.0%
ING Groep NV, 6.00%(m)(o)	USD	2,781	2,807,976

United Kingdom — 0.4%(m)(o)
HSBC Holdings plc, 6.37%		10,829	11,208,015
Lloyds Bank plc, 13.00%	GBP	5,845	12,801,430

			24,009,445

United States — 0.5%
American Express Co., Series C, 4.90%(m)(o)	USD	3,828	3,837,647
Citigroup, Inc.(m)(o):
Series O, 5.87%		12,567	12,676,961
Series Q, 5.95%		5,092	5,236,206
Goldman Sachs Group, Inc. (The), Series M, 5.38%(m)(o)		5,936	5,943,420
Morgan Stanley, Series H, 5.45%(m)(o)		4,190	4,179,525
NBCUniversal Enterprise, Inc., 5.25%(e)(o)		4,292	4,395,008
Prudential Financial, Inc.(m):
5.63%, 06/15/43		2,120	2,241,815
5.87%, 09/15/42		3,192	3,378,700

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
USB Capital IX, 3.62%(m)(o)	USD	1,716	$1,402,830

			43,292,112

Total Capital Trusts — 0.9% (Cost: $68,697,395)			70,109,533

		Shares

Preferred Stocks — 1.3%

Brazil — 0.0%
Braskem SA (Preference)		21,840	200,032
Itau Unibanco Holding SA (Preference)		537,020	5,063,997

			5,264,029

Germany — 0.3%
Henkel AG & Co. KGaA (Preference)		246,071	24,070,513

South Korea — 0.0%
Samsung Electronics Co. Ltd. (Preference)(b)		5,460	181,077

United Kingdom — 0.0%
Rolls-Royce Holdings plc (Preference)(b)(c)		3,838,198	4,874

United States — 1.0%
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $5,939,231)(a)(b)(c)		1,929,993	4,940,782
Grand Rounds, Inc., Series D (Acquired 05/01/18, cost $3,180,966)(a)(b)(c)		1,184,166	2,995,940
Lookout, Inc., Series F (Acquired 09/19/14-10/22/14, cost $10,936,522)(a)(b)(c)		863,811	6,133,058
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $11,447,321)(a)(b)(c)		1,684,871	10,968,510
Uber Technologies, Inc. (Acquired 06/06/14, cost $17,574,548)(a)(b)		1,132,888	50,631,031
Wells Fargo & Co., Series L, 7.50%(j)(o)		2,677	3,651,963

			79,321,284

Total Preferred Stocks — 1.3% (Cost: $78,074,161)			108,841,777

Trust Preferreds — 0.2%

United States — 0.2%(m)
Citigroup Capital XIII, 8.95%, 10/30/40		270,326	7,458,295
GMAC Capital Trust I, Series 2, 8.30%, 02/15/40		286,033	7,474,042

			14,932,337

Total Trust Preferreds — 0.2% (Cost: $14,373,502)			14,932,337

Total Preferred Securities — 2.4% (Cost: $161,145,058)			193,883,647

		Par (000)

U.S. Treasury Obligations — 15.4%
U.S. Treasury Inflation Linked Notes:
0.63%, 04/15/23		36,714	37,146,183

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
0.50%, 04/15/24	USD	151,914	$153,810,669
U.S. Treasury Notes:
1.50%, 11/30/19(p)		20,085	20,032,720
2.25%, 04/30/24		43,923	44,919,948
2.00%, 05/31/24		556,767	563,313,664
3.00%, 10/31/25(q)		124,638	133,230,992
2.88%, 11/30/25		39,338	41,780,040
2.63%, 01/31/26(q)		245,601	257,276,641

Total U.S. Treasury Obligations — 15.4% (Cost: $1,224,335,198)			1,251,510,857

Total Long-Term Investments — 85.4% (Cost: $6,522,233,996)			6,985,920,581

Short-Term Securities — 16.0%

Foreign Government Obligations — 3.6%(r)

Japan — 3.6%
Japan Treasury Discount Bills:
(0.19)%, 07/01/19	JPY	4,521,650	41,938,969
(0.17)%, 08/05/19		8,299,500	76,990,273
(0.17)%, 08/13/19		13,824,350	128,245,312
(0.15)%, 08/26/19		5,497,000	50,996,704

			298,171,258

Total Foreign Government Obligations — 3.6% (Cost: $292,381,632)			298,171,258

		Shares

Money Market Funds — 1.9%(s)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%		20,212,625	20,212,625
SL Liquidity Series, LLC, Money Market Series, 2.55%(t)		133,599,564	133,639,644

Total Money Market Funds — 1.9% (Cost: $153,852,269)			153,852,269

		Par (000)

Time Deposits — 0.1%

Australia — 0.0%
Brown Brothers Harriman & Co., 0.52%, 07/01/19	AUD	30	20,914

Canada — 0.0%
Royal Bank of Canada, 0.81%, 07/02/19	CAD	430	328,231

Europe — 0.1%
Citibank NA, (0.58)%, 07/01/19	EUR	1,280	1,455,526

Hong Kong — 0.0%
Hong Kong & Shanghai Bank, 2.10%, 07/02/19	HKD	199	25,536

Japan — 0.0%
Sumitomo Mitsui Financial Group, Inc., (0.27)%, 07/01/19	JPY	183,970	1,706,345

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Norway — 0.0%
Brown Brothers Harriman & Co., 0.52%, 07/01/19	NOK	5	$595

South Africa — 0.0%
Brown Brothers Harriman & Co., 5.69%, 07/01/19	ZAR	187	13,280

United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.36%, 07/01/19	GBP	13	16,566

United States — 0.0%
Citibank NA, 2.39%, 07/01/19(p)	USD	912	911,664
Sumitomo Mitsui Financial Group, Inc., 2.41%, 07/01/19		32	31,861

			943,525

Total Time Deposits — 0.1% (Cost: $4,510,518)			4,510,518

U.S. Treasury Obligations — 10.4%
U.S. Treasury Bills(r):
2.04%, 08/06/19		57,000	56,881,013
2.05%, 08/08/19		25,000	24,945,606
2.05%, 08/15/19		19,000	18,950,303
2.08%, 08/13/19		25,000	24,938,516
2.26%, 08/22/19		40,000	39,878,724
2.32%, 08/29/19		25,000	24,913,958
2.36%, 07/25/19		25,000	24,967,500

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes, 2.38%, 05/15/29	USD	615,202	$635,749,201

Total U.S. Treasury Obligations — 10.4% (Cost: $842,149,141)			851,224,821

Total Short-Term Securities — 16.0% (Cost: $1,292,893,560)			1,307,758,866

Total Options Purchased — 0.5% (Cost: $51,977,821)			42,422,917

Total Investments Before Options Written and Investments Sold Short — 101.9% (Cost: $7,867,105,377)			8,336,102,364

Total Options Written — (0.4)% (Premiums Received — $26,912,876)			(32,510,786)

Investments Sold Short — (0.1)%

		Shares

Common Stocks — (0.1)%

Japan — (0.1)%
SUMCO Corp.		416,100	(4,959,932)

Total Common Stocks — (0.1)% (Proceeds: $6,302,150)			(4,959,932)

Total Investments Sold Short — (0.1)% (Proceeds: $6,302,150)			(4,959,932)

Total Investments Net of Options Written and Investments Sold Short — 101.4% (Cost: $7,833,890,351)			8,298,631,646

Liabilities in Excess of Other Assets — (1.4)%			(115,066,344)

Net Assets — 100.0%			$8,183,565,302

(a)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $83,374,764, representing 1.02% of its net assets as of period end, and an original cost of $55,775,984.

(b)	Non-income producing security.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Security, or a portion of the security, is on loan.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(i)	Issuer filed for bankruptcy and/or is in default.

(j)	Convertible security.

(k)	Zero-coupon bond.

(l)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(m)	Variable rate security. Rate shown is the rate in effect as of period end.

(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(o)	Perpetual security with no stated maturity date.

(p)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(q)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.

(r)	Rates are discount rates or a range of discount rates as of period end.

(s)	Annualized 7-day yield as of period end.

(t)	Security was purchased with the cash collateral from loaned securities.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Par/Shares Held at 12/31/18	Shares Purchased	Shares Sold		Par/Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	22,471,516	—	(2,258,891	)(b)	20,212,625	$20,212,625	$344,031		$(1)	$—
SL Liquidity Series, LLC, Money Market Series	209,527,510	—	(75,927,946	)(b)	133,599,564	133,639,644	287,496	(c)	37,094	7,580
iShares Gold Trust(d)	5,628,395	2,477,962	(8,106,357)		—	—	—		(5,820,094)	5,392,870
Quintis Australia Pty. Ltd. 7.50% 10/01/26	17,907,552	632,733	(2,122,986)		16,417,299	16,085,304	636,690		(50,487)	(1,500)
Quintis Australia Pty. Ltd. 12.00% 10/01/28	21,236,520	—	(2,645,473)		18,591,047	18,591,047	1		(271,457)	1,022,990
Quintis HoldCo Pty. Ltd.	10,892,000	—	(1,064,776)		9,827,224	7,658,116	—		(31,099)	2,390,768

						$196,186,736	$1,268,218		$(6,136,044)	$8,812,708

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini Index	1,029	09/20/19	$54,197	$558,466

Short Contracts
Yen Denominated Nikkei 225 Index	1,552	09/12/19	153,343	(340,267)
SPI 200 Index	17	09/19/19	1,957	(7,262)
EURO STOXX 50 Index	59	09/20/19	2,325	(16,791)
FTSE 100 Index	18	09/20/19	1,684	(7,286)
NASDAQ 100 E-Mini Index	82	09/20/19	12,618	(34,448)
S&P 500 E-Mini Index	322	09/20/19	47,402	(292,888)

				(698,942)

				$(140,476)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	488,100,000	USD	4,401,977	BNP Paribas SA	07/01/19	$125,223
JPY	2,633,850,000	USD	23,784,819	JPMorgan Chase Bank NA	07/01/19	644,527
USD	3,876,972	GBP	2,960,309	BNP Paribas SA	07/19/19	114,215
EUR	19,446,000	USD	21,964,063	JPMorgan Chase Bank NA	07/25/19	191,478
JPY	9,889,472,000	USD	89,068,144	Goldman Sachs International	07/25/19	2,827,431
USD	14,861,360	AUD	21,097,000	Bank of America NA	07/25/19	37,893
ZAR	176,168,811	USD	12,277,000	Bank of America NA	07/25/19	193,981
NOK	130,114,000	USD	15,089,852	UBS AG	08/01/19	178,975
JPY	6,712,462,000	USD	61,735,540	BNP Paribas SA	08/16/19	740,969
EUR	35,442,000	USD	40,104,679	Bank of America NA	09/12/19	432,283
EUR	35,757,480	USD	40,360,290	Citibank NA	09/13/19	540,483
ZAR	339,752,000	USD	22,639,568	Citibank NA	09/19/19	1,239,703
EUR	35,599,000	USD	40,596,231	Goldman Sachs International	09/20/19	144,033

						7,411,194

JPY	4,521,650,000	USD	42,041,133	Morgan Stanley & Co. International plc	07/01/19	(102,164)
USD	69,129,058	JPY	7,643,600,000	Morgan Stanley & Co. International plc	07/01/19	(1,766,457)
GBP	30,370,000	USD	39,995,826	JPMorgan Chase Bank NA	07/19/19	(1,393,471)
AUD	2,364,093	USD	1,669,522	BNP Paribas SA	07/25/19	(8,430)
USD	2,180,732	EUR	1,931,225	BNP Paribas SA	07/25/19	(19,583)
USD	8,806,351	JPY	974,594,000	BNP Paribas SA	07/25/19	(249,833)
GBP	30,624,000	USD	39,739,849	JPMorgan Chase Bank NA	08/16/19	(762,848)
GBP	16,101,000	USD	20,577,561	Bank of America NA	08/23/19	(78,579)
USD	20,217,861	INR	1,426,643,000	Citibank NA	08/30/19	(304,751)
USD	82,552,822	EUR	72,251,196	JPMorgan Chase Bank NA	09/13/19	(90,860)
USD	60,067,002	EUR	52,964,000	Bank of America NA	09/19/19	(541,729)

						(5,318,705)

Net Unrealized Appreciation						$2,092,489

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
2Y-10Y CMS Index Cap	0.50%	Goldman Sachs International	02/27/20	USD	681,547	$1,093,964	$886,011	$207,953
2Y-10Y CMS Index Cap	0.50%	Goldman Sachs International	08/27/20	USD	687,929	1,954,951	1,754,220	200,731

						$3,048,915	$2,640,231	$408,684

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	Goldman Sachs International	73,180	07/05/19	USD	2,970.00	USD	215,278	$1,075,746
AUD Currency	Morgan Stanley & Co. International plc	—	07/11/19	USD	0.71	AUD	116,938	212,461
USD Currency	BNP Paribas SA	—	07/11/19	JPY	108.50	USD	81,857	197,085
EUR Currency	Bank of America NA	—	07/12/19	USD	1.14	EUR	163,588	977,328
NASDAQ 100 Stock Index	Morgan Stanley & Co. International plc	9,324	07/12/19	USD	7,800.00	USD	71,525	614,918
EURO STOXX 50 Index	BNP Paribas SA	6,857	07/19/19	EUR	3,525.00	EUR	23,819	123,974
EURO STOXX 50 Index	Credit Suisse International	5,977	07/19/19	EUR	3,500.00	EUR	20,762	175,348
EURO STOXX 50 Index	UBS AG	4,169	07/19/19	EUR	3,500.00	EUR	14,482	122,307
NASDAQ 100 Stock Index	Barclays Bank plc	2,436	07/19/19	USD	7,950.00	USD	18,687	77,099
NASDAQ 100 Stock Index	Citibank NA	3,458	07/19/19	USD	7,825.00	USD	26,527	251,742
S&P 500 Index	Bank of America NA	11,019	07/19/19	USD	2,985.00	USD	32,415	208,810
S&P 500 Index	Bank of America NA	73,804	07/19/19	USD	2,995.00	USD	217,114	1,118,131
S&P 500 Index	Goldman Sachs International	10,550	07/19/19	USD	2,975.00	USD	31,036	246,342
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	136,215	07/19/19	USD	128.00	USD	18,123	740,014
EURO STOXX 50 Index	UBS AG	7,450	07/26/19	EUR	3,475.00	EUR	25,879	399,912
EURO STOXX 50 Index	Credit Suisse International	7,123	08/16/19	EUR	3,450.00	EUR	24,743	601,798
SPDR Gold Shares(a)	JPMorgan Chase Bank NA	277,579	08/16/19	USD	136.00	USD	36,932	542,667
S&P 500 Index	Nomura International plc	12,450	08/30/19	USD	2,975.00	USD	36,625	649,890
Apple, Inc.	Morgan Stanley & Co. International plc	45,307	09/20/19	USD	185.00	USD	8,967	828,569
Facebook, Inc.	UBS AG	67,769	09/20/19	USD	185.00	USD	13,079	1,119,883
S&P 500 Index	Societe Generale SA	16,599	09/20/19	USD	2,975.00	USD	48,830	1,046,567
SPDR Gold Shares(a)	Societe Generale SA	357,066	09/20/19	USD	126.00	USD	47,508	2,981,501
TOTAL SA	UBS AG	559,625	09/20/19	USD	70.00	USD	31,221	6,385
GBP Currency	UBS AG	—	10/08/19	USD	1.34	GBP	138,101	396,195
EURO STOXX 50 Index	Credit Suisse International	5,719	10/18/19	EUR	3,600.00	EUR	19,866	232,160
FedEx Corp.	Citibank NA	54,193	10/18/19	USD	170.00	USD	8,898	417,113
Lowe’s Cos., Inc.	Nomura International plc	91,000	10/18/19	USD	97.50	USD	9,183	707,525
QUALCOMM, Inc.	Morgan Stanley & Co. International plc	141,551	10/18/19	USD	70.00	USD	10,768	1,231,150
Alibaba Group Holding Ltd.	Citibank NA	58,795	11/22/19	USD	167.00	USD	9,963	932,811
TOPIX Banks Index	Bank of America NA	6,250,677	12/13/19	JPY	191.28	JPY	867,781	2,817
TOPIX Banks Index	Morgan Stanley & Co. International plc	11,822,945	12/13/19	JPY	191.28	JPY	1,641,379	5,329
Apple, Inc.	Morgan Stanley & Co. International plc	107,790	12/20/19	USD	180.00	USD	21,334	2,707,551
Emerson Electric Co.	Bank of America NA	270,499	12/20/19	USD	65.00	USD	18,048	1,302,377
Facebook, Inc.	UBS AG	136,008	12/20/19	USD	195.00	USD	26,250	2,261,133
Marathon Petroleum Corp.	Morgan Stanley & Co. International plc	240,300	12/20/19	USD	55.00	USD	13,428	1,279,907
Agilent Technologies, Inc.	Nomura International plc	115,522	01/17/20	USD	71.00	USD	8,626	894,167
Alibaba Group Holding Ltd.	Bank of America NA	50,613	01/17/20	USD	162.50	USD	8,576	1,047,441
Alphabet, Inc.	JPMorgan Chase Bank NA	15,044	01/17/20	USD	1,225.00	USD	16,261	393,631
Anadarko Petroleum Corp.	Credit Suisse International	158,137	01/17/20	USD	67.50	USD	11,158	857,893
BP plc	Nomura International plc	738,649	01/17/20	USD	45.00	USD	30,802	613,079
CVS Health Corp.	JPMorgan Chase Bank NA	111,219	01/17/20	USD	78.50	USD	6,060	7,927
FedEx Corp.	Credit Suisse International	117,960	01/17/20	USD	162.00	USD	19,368	1,831,721
Halliburton Co.	Citibank NA	306,935	01/17/20	USD	50.00	USD	6,980	6,139
Johnson & Johnson	Bank of America NA	112,833	01/17/20	USD	155.00	USD	15,715	154,017
JPMorgan Chase & Co.	Citibank NA	111,296	01/17/20	USD	114.50	USD	12,443	542,207
Kroger Co. (The)	Nomura International plc	269,992	01/17/20	USD	25.00	USD	5,862	206,422
Lowe’s Cos., Inc.	Nomura International plc	94,475	01/17/20	USD	98.00	USD	9,533	892,787
Marathon Petroleum Corp.	Citibank NA	339,981	01/17/20	USD	64.00	USD	18,998	843,245
QUALCOMM, Inc.	Citibank NA	148,476	01/17/20	USD	71.00	USD	11,295	1,428,133
Schlumberger Ltd.	Credit Suisse International	205,862	01/17/20	USD	45.00	USD	8,181	318,057
Schlumberger Ltd.	UBS AG	254,357	01/17/20	USD	70.00	USD	10,108	6,359

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Taiwan Semiconductor
Manufacturing Co. Ltd.	Credit Suisse International	188,982	01/17/20	USD	40.00	USD	7,402	$533,874
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	325,604	03/13/20	JPY	4,756.33	JPY	1,239,249	67,342
TOPIX Banks Index	BNP Paribas SA	8,438,013	03/13/20	JPY	194.04	JPY	1,171,449	14,075
EURO STOXX 50 Index	Credit Suisse International	2,275	03/20/20	EUR	3,600.00	EUR	7,903	215,489
TOPIX Banks Index	Morgan Stanley & Co. International plc	7,508,605	04/10/20	JPY	192.04	JPY	1,042,420	17,924
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	262,993	09/11/20	JPY	4,816.24	JPY	1,000,951	24,319
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	262,987	12/11/20	JPY	4,894.87	JPY	1,000,929	107,595
EURO STOXX Bank Index	Barclays Bank plc	108,762	03/19/21	EUR	110.00	EUR	9,586	235,125
EURO STOXX Bank Index	UBS AG	138,261	06/18/21	EUR	110.00	EUR	12,186	280,395

								$37,333,908

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.15%	Semi-Annual	Nomura International plc	09/20/19	2.15%	USD	415,005	$2,040,094

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Apple, Inc.	Morgan Stanley & Co. International plc	45,307	09/20/19	USD	215.00	USD	8,967	$(168,768)
USD Currency	Bank of America NA	—	09/25/19	ZAR	15.25	USD	24,217	(246,262)
FedEx Corp.	Citibank NA	54,193	10/18/19	USD	195.00	USD	8,898	(81,018)
Lowe’s Cos., Inc.	Nomura International plc	91,000	10/18/19	USD	115.00	USD	9,183	(112,385)
QUALCOMM, Inc.	Morgan Stanley & Co. International plc	141,551	10/18/19	USD	85.00	USD	10,768	(290,933)
Alibaba Group Holding Ltd.	Citibank NA	58,795	11/22/19	USD	195.00	USD	9,963	(308,064)
TOPIX Banks Index	Bank of America NA	6,250,677	12/13/19	JPY	221.29	JPY	867,781	(267)
TOPIX Banks Index	Morgan Stanley & Co. International plc	11,822,945	12/13/19	JPY	221.29	JPY	1,641,379	(505)
Apple, Inc.	Morgan Stanley & Co. International plc	107,790	12/20/19	USD	200.00	USD	21,334	(1,421,426)
Emerson Electric Co.	Bank of America NA	270,499	12/20/19	USD	75.00	USD	18,048	(267,835)
Facebook, Inc.	UBS AG	136,008	12/20/19	USD	225.00	USD	26,250	(809,248)
Marathon Petroleum Corp.	Morgan Stanley & Co. International plc	240,300	12/20/19	USD	65.00	USD	13,428	(446,417)
Agilent Technologies, Inc.	Nomura International plc	115,522	01/17/20	USD	81.00	USD	8,626	(320,621)
Alibaba Group Holding Ltd.	Bank of America NA	50,613	01/17/20	USD	202.50	USD	8,576	(292,910)
Anadarko Petroleum Corp.	Credit Suisse International	158,137	01/17/20	USD	76.00	USD	11,158	(68,032)
Comcast Corp.	Citibank NA	276,727	01/17/20	USD	37.50	USD	11,700	(1,605,017)
FedEx Corp.	Credit Suisse International	117,960	01/17/20	USD	190.00	USD	19,368	(580,708)
JPMorgan Chase & Co.	Citibank NA	111,296	01/17/20	USD	125.50	USD	12,443	(160,095)
Lowe’s Cos., Inc.	Nomura International plc	94,475	01/17/20	USD	115.00	USD	9,533	(255,082)
Marathon Petroleum Corp.	Citibank NA	339,981	01/17/20	USD	73.00	USD	18,998	(308,053)
QUALCOMM, Inc.	Citibank NA	148,476	01/17/20	USD	86.00	USD	11,295	(473,848)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	325,604	03/13/20	JPY	5,679.90	JPY	1,239,249	(8,543)
TOPIX Banks Index	BNP Paribas SA	8,438,013	03/13/20	JPY	237.47	JPY	1,171,449	(1,212)
TOPIX Banks Index	Morgan Stanley & Co. International plc	7,508,605	04/10/20	JPY	233.87	JPY	1,042,420	(1,924)
EURO STOXX Bank Index	UBS AG	138,261	06/18/21	EUR	135.00	EUR	12,186	(71,724)

								(8,300,897)

Put
S&P 500 Index	Nomura International plc	6,211	08/30/19	USD	2,725.00	USD	18,271	(105,898)

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
S&P 500 Index	Societe Generale SA	8,242	09/20/19	USD	2,645.00	USD	24,246	$(138,053)
GBP Currency	UBS AG	—	10/08/19	USD	1.25	GBP	138,101	(1,407,153)
FedEx Corp.	Citibank NA	27,096	10/18/19	USD	140.00	USD	4,449	(70,867)
Lowe’s Cos., Inc.	Nomura International plc	67,407	10/18/19	USD	82.50	USD	6,802	(66,555)
Alibaba Group Holding Ltd.	Citibank NA	38,217	11/22/19	USD	140.00	USD	6,476	(132,402)
TOPIX Banks Index	Bank of America NA	6,250,677	12/13/19	JPY	156.59	JPY	867,781	(1,275,122)
TOPIX Banks Index	Morgan Stanley & Co. International plc	11,822,945	12/13/19	JPY	156.59	JPY	1,641,379	(2,411,620)
Emerson Electric Co.	Bank of America NA	135,249	12/20/19	USD	55.00	USD	9,024	(130,864)
Marathon Petroleum Corp.	Morgan Stanley & Co. International plc	171,141	12/20/19	USD	46.00	USD	9,563	(327,093)
Agilent Technologies, Inc.	Nomura International plc	100,572	01/17/20	USD	61.00	USD	7,510	(124,796)
Alibaba Group Holding Ltd.	Bank of America NA	33,748	01/17/20	USD	135.00	USD	5,719	(124,843)
Alphabet, Inc.	JPMorgan Chase Bank NA	15,044	01/17/20	USD	860.00	USD	16,261	(191,059)
BP plc	Nomura International plc	738,649	01/17/20	USD	36.00	USD	30,802	(605,692)
CVS Health Corp.	JPMorgan Chase Bank NA	111,219	01/17/20	USD	56.00	USD	6,060	(596,233)
FedEx Corp.	Credit Suisse International	66,643	01/17/20	USD	130.00	USD	10,942	(220,162)
Johnson & Johnson	Bank of America NA	112,833	01/17/20	USD	109.00	USD	15,715	(101,182)
Kroger Co. (The)	Nomura International plc	135,008	01/17/20	USD	21.00	USD	2,931	(218,081)
Lowe’s Cos., Inc.	Nomura International plc	67,484	01/17/20	USD	80.00	USD	6,810	(117,139)
Marathon Petroleum Corp.	Citibank NA	339,981	01/17/20	USD	49.00	USD	18,998	(941,795)
QUALCOMM, Inc.	Citibank NA	74,238	01/17/20	USD	57.00	USD	5,647	(97,144)
Schlumberger Ltd.	Credit Suisse International	205,862	01/17/20	USD	33.00	USD	8,181	(301,516)
Taiwan Semiconductor
Manufacturing Co. Ltd.	Credit Suisse International	94,491	01/17/20	USD	35.50	USD	3,701	(140,739)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	325,604	03/13/20	JPY	3,832.77	JPY	1,239,249	(931,413)
TOPIX Banks Index	BNP Paribas SA	8,438,013	03/13/20	JPY	155.80	JPY	1,171,449	(1,767,881)
TOPIX Banks Index	Morgan Stanley & Co. International plc	7,508,605	04/10/20	JPY	157.82	JPY	1,042,420	(1,762,944)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	175,329	09/11/20	JPY	3,820.96	JPY	667,302	(608,128)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	175,325	12/11/20	JPY	3,786.60	JPY	667,287	(769,970)
EURO STOXX Bank Index	Barclays Bank plc	97,753	03/19/21	EUR	110.23	EUR	8,616	(3,392,617)
EURO STOXX Bank Index	UBS AG	99,463	06/18/21	EUR	106.38	EUR	8,766	(3,440,571)

								(22,519,532)

								$(30,820,429)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.55%	Semi-Annual	Goldman Sachs International	07/25/19	1.55%	USD	103,790	$(109,269)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.90%	Semi-Annual	Nomura International plc	09/20/19	1.90%	USD	415,005	(708,243)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.55%	Semi-Annual	Goldman Sachs International	09/25/19	1.55%	USD	103,790	(420,307)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.55%	Semi-Annual	Goldman Sachs International	12/27/19	1.55%	USD	69,190	(452,538)

										$(1,690,357)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	USD	8,783	$(680,317)	$(541,499)	$(138,818)

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2020	USD	1,895,013	Goldman Sachs International	12/18/20	USD	1,895	$439,438	$—	$439,438
S&P 500 Index Annual Dividend Future December 2021	USD	2,403,225	BNP Paribas SA	12/17/21	USD	2,403	579,150	—	579,150

							$1,018,588	$—	$1,018,588

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Citibank NA	02/24/23 - 02/27/23	$(21,047,212)	$(91,817	)(b)	$(21,132,883)	0.3%
	JPMorgan Chase Bank NA	02/08/23	(18,116,605)	(409,696	)(c)	(18,522,311)	0.2%

				$(501,513)		$(39,655,194)

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 10-211 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

LIBOR Intercontinental Exchange LIBOR USD 1 Month
United States Overnight Bank Funding Rate

(b)	Amount includes $(6,146) of net dividends and financing fees.

(c)	Amount includes $(3,990) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank NA, as of June 30, 2019, expiration dates 02/24/23 - 02/27/23:

	Shares	Value	% of Basket Value

Reference Entity — Short

Canada
Pembina Pipeline Corp.	(9,915)	$(369,101)	1.8%
Shopify, Inc.	(2,775)	(834,015)	3.9

		(1,203,116)

China
China Everbright International Ltd.	(374,000)	(345,443)	1.6
China Evergrande Group	(14,000)	(39,217)	0.2
China International Capital Corp. Ltd.	(233,400)	(471,115)	2.2
China Molybdenum Co. Ltd.	(282,000)	(89,438)	0.4
Great Wall Motor Co. Ltd.	(337,000)	(241,457)	1.2
Huazhu Group Ltd.	(27,684)	(1,003,545)	4.8
Meituan Dianping	(39,400)	(346,062)	1.6
Shanghai Fosun Pharmaceutical
Group Co. Ltd.	(4,000)	(12,115)	0.1
Wuxi Biologics Cayman, Inc.	(45,500)	(408,204)	1.9
Xiaomi Corp.	(1,059,000)	(1,358,253)	6.4
ZTE Corp.	(52,800)	(152,880)	0.7

	Shares	Value	% of Basket Value

China (continued)
ZTO Express Cayman, Inc.	(63,752)	$(1,218,938)	5.8%

		(5,686,667)
France
Bollore SA	(10,749)	(47,429)	0.2

Germany
Continental AG	(3,548)	(516,656)	2.5
Daimler AG (Registered)	(2,006)	(111,878)	0.5
Volkswagen AG	(6,992)	(1,199,313)	5.7
Volkswagen AG (Preference)	(5,443)	(916,807)	4.3

		(2,744,654)

Hong Kong
Sino Biopharmaceutical Ltd.	(213,000)	(217,915)	1.0

Japan
LINE Corp.	(7,000)	(196,879)	1.0

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

	Shares	Value	% of Basket Value

Japan (continued)
Nippon Paint Holdings Co. Ltd.	(4,400)	$(171,295)	0.8%

		(368,174)

Macau
Galaxy Entertainment Group Ltd.	(66,000)	(443,982)	2.1

Mexico
Industrias Penoles SAB de CV	(7,416)	(95,566)	0.5

South Korea
Hyundai Heavy Industries Co. Ltd.	(2,202)	(226,211)	1.1
LG Display Co. Ltd.	(25,306)	(392,248)	1.8
Lotte Corp.	(7,726)	(294,819)	1.4

		(913,278)

Switzerland
Swisscom AG (Registered)	(828)	(415,896)	2.0

Taiwan
Advantech Co. Ltd.	(62,000)	(527,997)	2.5
Hotai Motor Co. Ltd.	(25,000)	(409,697)	1.9

		(937,694)

United Kingdom
Linde plc	(5,061)	(1,016,249)	4.8
Reckitt Benckiser Group plc	(550)	(43,425)	0.2

		(1,059,674)

United States
AmerisourceBergen Corp.	(340)	(28,988)	0.1
Aptiv plc	(11,229)	(907,640)	4.3
Baker Hughes a GE Co.	(5,521)	(135,982)	0.6
Boston Scientific Corp.	(19,721)	(847,609)	4.0
Digital Realty Trust, Inc.	(2,902)	(341,827)	1.6
DISH Network Corp.	(8,702)	(334,244)	1.6
Dominion Energy, Inc.	(6,051)	(467,863)	2.2
Fortive Corp.	(2,269)	(184,969)	0.9
Freeport-McMoRan, Inc.	(83,373)	(967,960)	4.6
Hormel Foods Corp.	(30,501)	(1,236,510)	5.8
NVIDIA Corp.	(2,272)	(373,131)	1.8
Sherwin-Williams Co. (The)	(1,063)	(487,162)	2.3
T Rowe Price Group, Inc.	(2,060)	(226,003)	1.1
Worldpay, Inc.	(3,745)	(458,950)	2.2

		(6,998,838)

Total Reference Entity — Short		(21,132,883)

Net Value of Reference Entity — Citibank NA		$(21,132,883)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA, as of June 30, 2019, expiration date 02/08/23:

	Shares	Value	% of Basket Value

Reference Entity — Short

Australia
Coles Group Ltd.	(2,366)	(22,215)	0.1
Fortescue Metals Group Ltd.	(5,859)	(37,261)	0.2

		(59,476)

Brazil
Lojas Americanas SA (Preference)	(45,354)	(195,119)	1.0
Petroleo Brasileiro SA	(2,278)	(17,738)	0.1
Suzano SA	(66,436)	(567,655)	3.1

	Shares	Value	% of Basket Value

Brazil (continued)
Ultrapar Participacoes SA	(27,304)	$(143,632)	0.8%

		(924,144)

Canada
Cenovus Energy, Inc.	(110,837)	(977,563)	5.3
Saputo, Inc.	(5,350)	(160,146)	0.9

		(1,137,709)

China
AAC Technologies Holdings, Inc.	(71,000)	(401,683)	2.2
Autohome, Inc.	(5,415)	(463,632)	2.5
Brilliance China Automotive Holdings Ltd.	(546,000)	(603,816)	3.3
China Everbright International Ltd.	(211,000)	(194,889)	1.0
China International Capital Corp. Ltd.	(200)	(404)	0.0
China Southern Airlines Co. Ltd.	(580,000)	(402,987)	2.2
China State Construction International Holdings Ltd.	(828,000)	(850,492)	4.6
Geely Automobile Holdings Ltd.	(22,000)	(37,722)	0.2
iQIYI, Inc.	(51,670)	(1,066,985)	5.8
Shenzhou International Group Holdings Ltd.	(31,600)	(435,913)	2.3
Sunny Optical Technology Group Co. Ltd.	(61,600)	(637,763)	3.4
Vipshop Holdings Ltd.	(13,380)	(115,469)	0.6

		(5,211,755)

Finland
Neste OYJ	(998)	(33,929)	0.2

France
Bollore SA	(19,221)	(84,811)	0.5

Germany
Daimler AG (Registered)	(18,897)	(1,053,920)	5.7

Hong Kong
China Gas Holdings Ltd.	(26,400)	(98,103)	0.5

Japan
Daiichi Sankyo Co. Ltd.	(5,100)	(267,472)	1.4
FamilyMart UNY Holdings Co. Ltd.	(17,300)	(413,030)	2.2
Fast Retailing Co. Ltd.	(1,300)	(786,888)	4.3
LINE Corp.	(13,200)	(371,257)	2.0
Makita Corp.	(3,100)	(105,842)	0.6
Nippon Paint Holdings Co. Ltd.	(17,200)	(669,608)	3.6
SMC Corp.	(1,600)	(599,800)	3.2
SoftBank Group Corp.	(600)	(28,899)	0.2

		(3,242,796)

Poland
mBank SA	(117)	(13,475)	0.1
PGE Polska Grupa Energetyczna SA	(5,551)	(14,276)	0.1
Santander Bank Polska SA	(1,233)	(122,596)	0.6

		(150,347)

South Korea
Hyundai Steel Co.	(594)	(21,537)	0.1
LG Display Co. Ltd.	(16,161)	(250,498)	1.3
Lotte Corp.	(1,437)	(54,835)	0.3
Lotte Shopping Co. Ltd.	(624)	(86,846)	0.5

		(413,716)

United Kingdom
BT Group plc	(104,670)	(261,710)	1.4

United States
Activision Blizzard, Inc.	(7,448)	(351,546)	1.9
Advanced Micro Devices, Inc.	(37,721)	(1,145,587)	6.2

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

	Shares	Value	% of Basket Value

United States (continued)
Brown-Forman Corp.	(699)	$(38,745)	0.2%
Clorox Co. (The)	(761)	(116,517)	0.6
Conagra Brands, Inc.	(27,802)	(737,309)	4.0
Concho Resources, Inc.	(5,252)	(541,901)	2.9
Constellation Brands, Inc.	(1,921)	(378,322)	2.0
Deere & Co.	(3,267)	(541,375)	2.9
Digital Realty Trust, Inc.	(2,274)	(267,854)	1.5

	Shares	Value	% of Basket Value

United States (continued)
Hess Corp.	(1,159)	$(73,678)	0.4%
Sherwin-Williams Co. (The)	(1,111)	(509,160)	2.8
Square, Inc.	(4,270)	(309,703)	1.7
Tesla, Inc.	(3,751)	(838,198)	4.5

		(5,849,895)

Total Reference Entity — Short		(18,522,311)

Net Value of Reference Entity — JPMorgan Chase Bank NA		$(18,522,311)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.32%

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(541,499)	$—	$(138,818)	$—
OTC Swaps	—	—	1,018,588	(501,513)	—
Options Written	N/A	N/A	6,743,004	(12,340,914)	(32,510,786)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$558,466	$—	$—	$—	$558,466
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	7,411,194	—	—	7,411,194
Options purchased
Investments at value — unaffiliated(b)	—	—	35,550,839	1,783,069	5,089,009	—	42,422,917
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,018,588	—	—	—	1,018,588

	$—	$—	$37,127,893	$9,194,263	$5,089,009	$—	$51,411,165

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	698,942	—	—	—	698,942
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,318,705	—	—	5,318,705
Options written
Options written at value	—	—	29,167,014	1,653,415	1,690,357	—	32,510,786
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	138,818	—	—	—	—	138,818
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	501,513	—	—	—	501,513

	$—	$138,818	$30,367,469	$6,972,120	$1,690,357	$—	$39,168,764

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(22,887,637)	$—	$(1,466,562)	$—	$(24,354,199)
Forward foreign currency exchange contracts	—	—	—	(1,361,790)	—	—	(1,361,790)
Options purchased(a)	—	—	(14,406,847)	(3,379,328)	8,262,172	—	(9,524,003)
Options written	—	—	12,009,793	1,755,481	(4,157,482)	—	9,607,792
Swaps	—	(771,479)	(4,151,769)	—	7,655,745	—	2,732,497

	$—	$(771,479)	$(29,436,460)	$(2,985,637)	$10,293,873	$—	$(22,899,703)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(6,516,052)	—	929,678	—	(5,586,374)
Forward foreign currency exchange contracts	—	—	—	3,031,050	—	—	3,031,050
Options purchased(b)	—	—	17,920,892	(1,451,519)	1,580,816	—	18,050,189
Options written	—	—	16,531,489	439,229	2,248,733	—	19,219,451
Swaps	—	(352,873)	(3,860,197)	—	(8,694,462)	—	(12,907,532)

	$—	$(352,873)	$24,076,132	$2,018,760	$(3,935,235)	$—	$21,806,784

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$27,098,715
Average notional value of contracts — short	194,473,048
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	363,941,453
Average amounts sold — in USD	591,978,462
Options:
Average value of option contracts purchased	28,720,364
Average value of option contracts written	34,136,964
Average notional value of swaption contracts purchased	207,502,500
Average notional value of swaption contracts written	345,887,500
Credit default swaps:
Average notional value — buy protection	6,616,100
Interest rate swaps:
Average notional value — pays fixed rate	144,146,729
Average notional value — receives fixed rate	118,960,793
Total return swaps:
Average notional value	22,497,781

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$15,529	$1,874,339
Forward foreign currency exchange contracts	7,411,194	5,318,705
Options(a)	42,422,917	32,510,786
Swaps — Centrally cleared	—	14,924
Swaps — OTC(b)	1,018,588	501,513

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$50,868,228	$40,220,267
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(15,529)	(1,889,263)

Total derivative assets and liabilities subject to an MNA	$50,852,699	$38,331,004

(a)

Includes options purchased at value which is included in Investments at value – unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$5,475,078	$(3,059,593)	$(991,740)	$—	$1,423,745
Barclays Bank plc	312,224	(312,224)	—	—	—
BNP Paribas SA	1,894,691	(1,894,691)	—	—	—
Citibank NA	6,201,576	(4,574,871)	—	—	1,626,705
Credit Suisse International	4,766,340	(1,311,157)	—	(2,560,000)	895,183
Goldman Sachs International	7,781,905	(982,114)	—	(4,159,560)	2,640,231
JPMorgan Chase Bank NA	1,237,563	(1,237,563)	—	—	—
JPMorgan Chase Bank NA(e)	542,667	—	—	(542,667)	—
Morgan Stanley & Co. International plc	7,097,065	(7,097,065)	—	—	—
Morgan Stanley & Co. International plc(e)	740,014	—	—	(560,000)	180,014
Nomura International plc	6,003,964	(2,634,492)	—	(3,120,000)	249,472
Societe Generale SA	1,046,567	(138,053)	—	(700,000)	208,514
Societe Generale SA(e)	2,981,501	—	—	(2,981,501)	—
UBS AG	4,771,544	(4,771,544)	—	—	—

	$50,852,699	$(28,013,367)	$(991,740)	$(14,623,728)	$7,223,864

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (f)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(g)
Bank of America NA	$3,059,593	$(3,059,593)	$—	$—	$—
Barclays Bank plc	3,392,617	(312,224)	(2,980,820)	—	99,573
BNP Paribas SA	2,046,939	(1,894,691)	—	—	152,248
Citibank NA	4,574,871	(4,574,871)	—	—	—
Credit Suisse International	1,311,157	(1,311,157)	—	—	—
Goldman Sachs International	982,114	(982,114)	—	—	—
JPMorgan Chase Bank NA	3,444,167	(1,237,563)	—	—	2,206,604
Morgan Stanley & Co. International plc	11,018,305	(7,097,065)	(3,921,240)	—	—
Nomura International plc	2,634,492	(2,634,492)	—	—	—
Societe Generale SA	138,053	(138,053)	—	—	—
UBS AG	5,728,696	(4,771,544)	—	—	957,152

	$38,331,004	$(28,013,367)	$(6,902,060)	$—	$3,415,577

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Represents derivatives owned by the BlackRock Cayman Global Allocation V.I. Fund I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1.
(f)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(g)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$304,999	$—	$—	$304,999
Australia	—	19,064,039	7,658,116	26,722,155
Brazil	44,857,797	—	—	44,857,797
Canada	136,185,062	—	—	136,185,062
Chile	2,011,626	—	—	2,011,626
China	53,172,880	68,788,308	—	121,961,188
Czech Republic	—	2,732,202	—	2,732,202
Denmark	—	9,241,497	—	9,241,497
Finland	—	676,481	—	676,481
France	56,750,371	171,148,244	—	227,898,615
Germany	28,658,054	98,309,604	—	126,967,658
Hong Kong	2,823,918	65,989,918	—	68,813,836
India	—	80,118,531	—	80,118,531
Indonesia	—	3,400,627	—	3,400,627
Italy	9,503,245	36,779,231	—	46,282,476
Japan	—	530,757,520	—	530,757,520
Macau	—	45,860	—	45,860
Malaysia	—	1,288,140	—	1,288,140
Mexico	975,409	—	—	975,409
Netherlands	28,591,409	161,937,071	—	190,528,480
Norway	—	59,036	—	59,036
Peru	586,285	—	—	586,285
Portugal	—	2,353,656	—	2,353,656
Singapore	—	41,713,040	—	41,713,040
South Africa	1,836	607,200	—	609,036
South Korea	4,622,515	32,995,363	—	37,617,878
Spain	—	41,962,349	—	41,962,349

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Sweden	$—	$2,096,863	$—	$2,096,863
Switzerland	268,981	78,002,239	—	78,271,220
Taiwan	8,724,223	97,792,097	—	106,516,320
Thailand	—	16,511,135	—	16,511,135
Turkey	—	126,802	—	126,802
United Arab Emirates	—	15,689,061	—	15,689,061
United Kingdom	21,081,791	94,574,403	—	115,656,194
United States	2,559,350,542	22,365,680	2,392,367	2,584,108,589
Corporate Bonds
Australia	—	—	34,676,351	34,676,351
Chile	—	189,147	—	189,147
China	—	4,631,052	—	4,631,052
France	—	5,982,201	—	5,982,201
India	—	56	—	56
Japan	—	23,303,642	—	23,303,642
Luxembourg	—	1,819,163	—	1,819,163
Netherlands	—	8,486,976	—	8,486,976
Singapore	—	4,939,024	—	4,939,024
Switzerland	—	3,892,324	—	3,892,324
Turkey	—	—	2,247,000	2,247,000
United Kingdom	—	9,004,264	—	9,004,264
United States	—	395,512,438	—	395,512,438
Floating Rate Loan Interests	—	16,320,141	—	16,320,141
Foreign Government Obligations(a)	—	363,874,675	—	363,874,675
Preferred Securities:
Brazil	5,264,029	—	—	5,264,029
Germany	—	24,070,513	—	24,070,513
Netherlands	—	2,807,976	—	2,807,976
South Korea	—	181,077	—	181,077
United Kingdom	—	24,009,445	4,874	24,014,319
United States	18,584,300	93,923,143	25,038,290	137,545,733
U.S. Treasury Obligations	—	1,251,510,857	—	1,251,510,857
Short-Term Securities:
Foreign Government Obligations(a)	—	298,171,258	—	298,171,258
Money Market Funds	20,212,625	—	—	20,212,625
Time Deposits(a)	4,510,518	—	—	4,510,518
U.S. Treasury Obligations	—	851,224,821	—	851,224,821
Options Purchased:
Equity contracts	—	35,550,839	—	35,550,839
Foreign currency exchange contracts	—	1,783,069	—	1,783,069
Interest rate contracts	—	5,089,009	—	5,089,009
Liabilities:
Investments:
Investment Sold Short
Common Stocks(a)	—	(4,959,932)	—	(4,959,932)

Subtotal	$3,007,042,415	$5,118,443,375	$72,016,998	$8,197,502,788

Investments valued at NAV(b)				133,639,644

Total Investments				$8,331,142,432

Derivative Financial Instruments(c)
Assets:
Equity contracts	$558,466	$1,018,588	$—	$1,577,054
Foreign currency exchange contracts	—	7,411,194	—	7,411,194
Liabilities:
Credit contracts	—	(138,818)	—	(138,818)
Equity contracts	(698,942)	(29,668,527)	—	(30,367,469)
Foreign currency exchange contracts	—	(6,972,120)	—	(6,972,120)
Interest rate contracts	—	(1,690,357)	—	(1,690,357)

	$(140,476)	$(30,040,040)	$—	$(30,180,516)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Global Allocation V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Securities	Total
Investments:
Assets:
Opening balance, as of December 31, 2018	$9,124,363	$42,178,532	$75,248,455	$126,551,350
Transfers into level 3	—	—	—	—
Transfers out of level 3	—	(1)	—	(1)
Accrued discounts/premiums	—	(21,455)	—	(21,455)
Net realized loss	(462,194)	(321,944)	(563,287)	(1,347,425)
Net change in unrealized appreciation (depreciation)(a)(b)	2,208,410	(776,055)	(29,555,942)	(28,123,587)
Purchases	—	632,733	5,483	638,216
Sales	(820,096)	(4,768,459)	(20,091,545)	(25,680,100)

Closing balance, as of June 30, 2019	$10,050,483	$36,923,351	$25,043,164	$72,016,998

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019(b)	$2,208,410	$(1,341,137)	$3,815,549	$4,682,822

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Global Allocation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $128,828,848) (cost — $7,671,952,112)	$8,139,915,628
Investments at value — affiliated (cost — $195,153,265)	196,186,736
Cash	13,951,169
Cash pledged:
Futures contracts	13,815,000
Centrally cleared swaps	303,000
Receivables:
Investments sold	47,744,486
Securities lending income — affiliated	22,472
Swaps	1,693,804
Capital shares sold	263,805
Dividends — affiliated	36,147
Dividends — unaffiliated	9,686,734
Interest — unaffiliated	15,498,729
Variation margin on futures contracts	15,529
Unrealized appreciation on:
Forward foreign currency exchange contracts	7,411,194
OTC swaps	1,018,588
Prepaid expenses	86,433

Total assets	8,447,649,454

LIABILITIES
Investments sold short, at value (proceeds $6,302,150)	4,959,932
Foreign bank overdraft (cost — $1,431,710)	1,431,792
Cash received as collateral for OTC derivatives	17,210,000
Cash collateral on securities loaned at value	133,558,265
Options written at value (premium received $26,912,876)	32,510,786
Payables:
Investments purchased	45,195,083
Capital shares redeemed	6,732,889
Deferred foreign capital gain tax	1,300,740
Distribution fees	1,439,962
Investment advisory fees	4,258,520
Directors’ and Officer’s fees	32,714
Other affiliates	21,803
Transfer agent fees	4,858,943
Variation margin on futures contracts	1,874,339
Variation margin on centrally cleared swaps	14,924
Other accrued expenses	2,863,242
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,318,705
OTC swaps	501,513

Total liabilities	264,084,152

NET ASSETS	$8,183,565,302

NET ASSETS CONSIST OF
Paid-in capital	$7,464,540,299
Accumulated earnings	719,025,003

NET ASSETS	$8,183,565,302

NET ASSET VALUE
Class I — Based on net assets of $1,126,414,074 and 66,978,531 shares outstanding, 400 million shares authorized, $0.10 par value	$16.82

Class II — Based on net assets of $221,992,350 and 13,252,977 shares outstanding, 200 million shares authorized, $0.10 par value	$16.75

Class III — Based on net assets of $6,835,158,878 and 477,153,100 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$14.32

See notes to consolidated financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations (unaudited)

Six Months Ended June 30, 2019

BlackRock Global Allocation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$980,722
Dividends — unaffiliated	70,966,321
Interest — unaffiliated	46,245,880
Securities lending income — affiliated — net	287,496
Foreign taxes withheld	(4,598,189)

Total investment income	113,882,230

EXPENSES
Investment advisory	27,991,502
Distribution — class specific	8,653,423
Transfer agent — class specific	8,331,973
Custodian	538,880
Accounting services	300,224
Printing	205,915
Professional	112,201
Directors and Officer	62,507
Board realignment and consolidation	41,997
Transfer agent	3,470
Miscellaneous	76,758

Total expenses excluding dividend expense	46,318,850
Dividends expense — unaffiliated	163,187

Total expenses	46,482,037
Less:
Fees waived and/or reimbursed by the Manager	(184,216)
Transfer agent fees waived and/or reimbursed — class specific	(5,242,699)

Total expenses after fees waived and/or reimbursed	41,055,122

Net investment income	72,827,108

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(6,136,044)
Investments — unaffiliated (net of $(126,762) foreign capital gain tax)	123,151,211
Forward foreign currency exchange contracts	(1,361,790)
Foreign currency transactions	(164,584)
Futures contracts	(24,354,199)
Options written	9,607,792
In-kind redemptions (a)	56,460,736
Short sales — unaffiliated	1,151,595
Swaps	2,732,497

161,087,214

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	8,812,708
Investments — unaffiliated (net of $(569,611) foreign capital gain tax)	669,756,173
Forward foreign currency exchange contracts	3,031,050
Foreign currency translations	3,574
Futures contracts	(5,586,374)
Options written	19,219,451
Short sales — unaffiliated	(4,079,744)
Swaps	(12,907,532)

678,249,306

Net realized and unrealized gain	839,336,520

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$912,163,628

(a) See Note 2 of the Notes to Consolidated Financial Statements.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	29

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$72,827,108	$136,500,439
Net realized gain	161,087,214	390,264,119
Net change in unrealized appreciation (depreciation)	678,249,306	(1,270,564,056)

Net increase (decrease) in net assets resulting from operations	912,163,628	(743,799,498)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	—	(107,089,999)
Class II	—	(10,743,144)
Class III	—	(383,334,181)

Decrease in net assets resulting from distributions to shareholders	—	(501,167,324)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,703,709,767)	(578,134,925)

NET ASSETS
Total decrease in net assets	(791,546,139)	(1,823,101,747)
Beginning of period	8,975,111,441	10,798,213,188

End of period	$8,183,565,302	$8,975,111,441

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund

	Class I

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.19	$17.26	$15.51	$15.09	$16.26	$17.61

Net investment income (a)	0.15	0.26	0.22	0.22	0.22	0.29
Net realized and unrealized gain (loss)	1.48	(1.52)	1.92	0.40	(0.35)	0.12

Net increase (decrease) from investment operations	1.63	(1.26)	2.14	0.62	(0.13)	0.41

Distributions(b)
From net investment income	—	(0.17)	(0.22)	(0.20)	(0.19)	(0.39)
From net realized gain	—	(0.64)	(0.17)	—	(0.84)	(1.37)
From return of capital	—	—	—	—	(0.01)	—
Total distributions	—	(0.81)	(0.39)	(0.20)	(1.04)	(1.76)

Net asset value, end of period	$16.82	$15.19	$17.26	$15.51	$15.09	$16.26

Total Return(c)
Based on net asset value	10.73%(d)	(7.34)%	13.86%	4.11%	(0.89)%	2.30%

Ratios to Average Net Assets(e)
Total expenses	0.74%(f)	0.75%	0.72%	0.74%	0.75%	0.74%

Total expenses after fees waived and/or reimbursed	0.73%(f)	0.74%	0.72%	0.74%	0.73%	0.72%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.73%(f)	0.73%	0.70%	0.73%	0.73%	0.72%

Net investment income	1.82%(f)	1.53%	1.32%	1.47%	1.32%	1.64%

Supplemental Data
Net assets, end of period (000)	$1,126,414	$2,091,197	$2,306,034	$2,107,145	$1,994,371	$1,708,903

Portfolio turnover rate	72%	144%	118%	135%	90%(g)	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19	Year Ended December 31,
	(unaudited)	2018	2017	2016	2015	2014
Investments in underlying funds	—%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 88%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	31

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund

	Class II
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.14	$17.21	$15.46	$15.04	$16.21	$17.56

Net investment income(a)	0.14	0.23	0.19	0.20	0.19	0.25
Net realized and unrealized gain (loss)	1.47	(1.52)	1.93	0.40	(0.35)	0.14

Net increase (decrease) from investment operations	1.61	(1.29)	2.12	0.60	(0.16)	0.39

Distributions(b)
From net investment income	—	(0.14)	(0.20)	(0.18)	(0.16)	(0.37)
From net realized gain	—	(0.64)	(0.17)	—	(0.84)	(1.37)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	—	(0.78)	(0.37)	(0.18)	(1.01)	(1.74)

Net asset value, end of period	$16.75	$15.14	$17.21	$15.46	$15.04	$16.21

Total Return(c)
Based on net asset value	10.63%(d)	(7.52)%	13.74%	3.96%	(1.05)%	2.16%

Ratios to Average Net Assets(e)
Total expenses	1.02%(f)	1.04%	1.00%	1.02%	1.02%	1.01%

Total expenses after fees waived and/or reimbursed	0.89%(f)	0.89%	0.87%	0.89%	0.88%	0.88%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.88%(f)	0.88%	0.85%	0.88%	0.88%	0.87%

Net investment income	1.71%(f)	1.34%	1.17%	1.33%	1.17%	1.39%

Supplemental Data
Net assets, end of period (000)	$221,992	$213,919	$258,564	$229,492	$256,964	$260,312

Portfolio turnover rate	72%	144%	118%	135%	90%(g)	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	—%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 88%.

See notes to consolidated financial statements.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class III
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Net asset value, beginning of period	$12.95	$14.84	$13.37	$13.04	$14.19	$15.58

Net investment income(a)	0.11	0.19	0.17	0.16	0.15	0.21
Net realized and unrealized gain (loss)	1.26	(1.31)	1.66	0.34	(0.30)	0.12

Net increase (decrease) from investment operations	1.37	(1.12)	1.83	0.50	(0.15)	0.33

Distributions(b)
From net investment income	—	(0.13)	(0.19)	(0.17)	(0.15)	(0.35)
From net realized gain	—	(0.64)	(0.17)	—	(0.84)	(1.37)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	—	(0.77)	(0.36)	(0.17)	(1.00)	(1.72)

Net asset value, end of period	$14.32	$12.95	$14.84	$13.37	$13.04	$14.19

Total Return(c)
Based on net asset value	10.58%(d)	(7.58)%	13.71%	3.81%	(1.14)%	2.08%

Ratios to Average Net Assets(e)
Total expenses	1.14%(f)	1.14%	1.13%	1.12%	1.12%	1.11%

Total expenses after fees waived and/or reimbursed	0.99%(f)	0.99%	1.00%	0.99%	0.98%	0.98%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.98%(f)	0.98%	0.98%	0.98%	0.98%	0.97%

Net investment income	1.61%(f)	1.28%	1.15%	1.22%	1.07%	1.32%

Supplemental Data
Net assets, end of period (000)	$6,835,159	$6,669,996	$8,233,615	$8,139,218	$8,869,288	$9,780,007

Portfolio turnover rate	72%	144%	118%	135%	90%(g)	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	—%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 88%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	33

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $19,380,848, which is 0.2% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/ with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the six months ended June 30, 2019, the Fund had in-kind redemptions of $911,810,826. For tax purposes, no gains or losses were recognized.

Net gains and losses resulting from such in-kind redemptions, which are included in the Consolidated Statement of Operations were as follows:

Investments - unaffiliated	$57,099,610
Forward foreign currency exchange contracts	(259,642)
Written options	(379,232)
$56,460,736

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2019. The cost basis of securities at December 31, 2018 has been adjusted to $9,345,810,586. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (unaudited) (continued)

by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed- income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (unaudited) (continued)

and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$34,106,154	$(34,106,154)	$—
Credit Suisse Securities (USA) LLC	5,797,720	(5,797,720)	—
Deutsche Bank Securities, Inc.	577,583	(577,583)	—
Goldman Sachs & Co.	1,607,100	(1,607,100)	—
JP Morgan Securities LLC	82,762,571	(82,762,571)	—
Merrill Lynch, Pierce, Fenner & Smith	85,862	(85,862)	—
Morgan Stanley & Co. LLC	2,637,371	(2,637,371)	—
Nomura Securities International, Inc.	1,252,925	(1,252,925)	—
State Street Bank & Trust Co.	1,562	(1,562)	—
	$128,828,848	$(128,828,848)	$—

(a)

Cash collateral with a value of $133,558,265 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Notes to Consolidated Financial Statements  (unaudited) (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Notes to Consolidated Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61
$8 Billion - $10 Billion	0.59
$10 Billion - $15 Billion	0.57
Greater than $15 Billion	0.55

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$163,571
Class III	8,489,852
$8,653,423

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$675,098
Class II	219,441
Class III	7,437,434
$8,331,973

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2019, the amount waived was $7,798.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2019, the Fund waived $176,418 in investment advisory fees pursuant to this arrangement.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2019, the Fund reimbursed the Manager $54,306 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07
Class III	0.07

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$42,854
Class II	143,011
Class III	5,056,834
$5,242,699

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $62,440 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements  (unaudited) (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$1,831,960,097	$2,531,765,720
U.S Government Securities	4,012,919,662	3,983,658,502

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$ 7,908,233,267
Gross unrealized appreciation	$705,025,059
Gross unrealized depreciation	(279,081,384)
Net unrealized appreciation	$425,943,675

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount
Class I
Shares sold	2,424,138	$39,140,480	10,941,451	$185,931,630
Shares issued in reinvestment of distributions	—	—	6,174,089	95,191,192
Shares redeemed	(73,124,599)	(1,206,912,276)	(13,006,417)	(221,542,400)

Net increase (decrease)	(70,700,461)	$(1,167,771,796)	4,109,123	$59,580,422

Class II
Shares sold	117,308	$1,903,037	764,329	$13,069,294
Shares issued in reinvestment of distributions	—	—	698,218	10,743,143
Shares redeemed	(994,139)	(15,985,470)	(2,359,206)	(39,963,707)

Net decrease	(876,831)	$(14,082,433)	(896,659)	$(16,151,270)

Class III
Shares sold	2,604,458	$35,990,834	7,408,038	$108,800,864
Shares issued in reinvestment of distributions	—	—	29,081,385	383,334,183
Shares redeemed	(40,359,046)	(557,846,372)	(76,302,859)	(1,113,699,124)

Net decrease	(37,754,588)	$(521,855,538)	(39,813,436)	$(621,564,077)

Total Net Decrease	(109,331,880)	$(1,703,709,767)	(36,600,972)	$(578,134,925)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

NOK	Norwegian Krone

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

CDX	Credit Default Swap Index

CVA	Certification Van Aandelon (Dutch Certificate)

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

NASDAQ	National Association of Securities Dealers Automated

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

GLOSSARY OF TERMS USED IN THIS REPORT	47

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Government Money Market V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Money Market Overview For the Six-Month Period Ended June 30, 2019

June 2019 was characterized by speculation that the Federal Open Market Committee (“FOMC”) was poised to cut interest rates as “insurance” amidst rising geopolitical tensions over trade, concerns about slowing global growth, and stubbornly soft inflation. In fact, the FOMC elected to keep interest rates unchanged at its June 19, 2019 meeting. At the same time, rising “uncertainties” were acknowledged with a pledge to act as necessary to ensure the economic expansion remains on track.

The first half of 2019 included a weaker-than-expected jobs report early in the first quarter of 2019, and concerns about global growth were evidenced by the weak indicators of the purchasing manufacturers index and the Institute for Supply Management Indices in addition to weakening core inflation measurements. Combining economic data with the FOMC’s updated Summary of Economic Projections reflected a modestly lower unemployment rate through 2020, a largely unchanged outlook for economic growth, and expectations for below-target core inflation through 2020. As of the end of June, futures contracts for federal funds were priced for approximately 0.75% of interest rate cuts throughout the remainder of 2019, with at least one additional 0.25% easing priced for 2020. It is important to note that money market managers are closely monitoring economic data and potential monetary policy adjustments to determine any impact on their portfolio positioning.

The outstanding supply of U.S. Treasury bills contracted approximately $200 billion during the second quarter of 2019, and demand for repurchase agreements and other cash investments was strong as taxable money market mutual funds experienced solid inflows. Furthermore, the slope of the London Interbank Offered Rate curve inverted as investors factored in the possibility of a series of interest rate cuts during the balance of 2019 and 2020 — as interest rates move down, security prices go up.

An interest rate reduction of at least 0.25% is possible at the next FOMC meeting, with the potential for additional monetary accommodation as the year progresses. The ultimate path for interest rates is likely to be dependent upon the extent to which uncertainties related to global trade impact economic growth. The magnitude of future rate actions also hinges in our view on whether inflation moves closer to the FOMC’s 2.00% interest rate target over the balance of 2019.

We anticipate that the U.S. government debt ceiling will need to be addressed by Congress during the next few months, possibly as soon as late August. The supply of U.S. Treasury bills is expected to contract in the lead up to this event, before rebounding later in the year. In our view, money market yield curves should remain inverted over the third quarter of 2019 based on expectations for additional monetary accommodation.

Past performance is no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019	BlackRock Government Money Market V.I. Fund

Investment Objective

BlackRock Government Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Fund Information

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market V.I. Fund	2.15%	2.15%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	46%
Repurchase Agreements	29
U.S. Treasury Obligations	11
Other Assets Less Liabilities	14

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,010.80	$1.50	$1,000.00	$1,023.31	$1.51	0.30%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

FUND SUMMARY	3

Schedule of Investments (unaudited) June 30, 2019	BlackRock Government Money Market V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Government Sponsored Agency Obligations — 45.5%
Federal Farm Credit Bank Discount Notes(a):
1.95%, 07/22/19	USD	640	$639,059
1.97%, 07/23/19		1,145	1,143,241
1.99%, 07/25/19		725	723,825
2.02%, 07/29/19		5,630	5,618,677
2.11%, 08/15/19		660	658,020
2.11%, 09/12/19		465	462,539
2.12%, 10/21/19		570	565,762
2.12%, 10/31/19		765	758,804
2.10%, 11/20/19		560	554,544
2.06%, 01/17/20		1,485	1,465,035
2.04%, 02/04/20		910	896,940
2.04%, 02/21/20		865	851,731
2.02%, 03/10/20		1,650	1,623,446
2.02%, 03/24/20		1,365	1,341,614
Federal Farm Credit Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.05%),
2.38%, 02/04/20		2,000	2,000,000
(LIBOR USD 1 Month - 0.05%),
2.37%, 02/07/20		1,900	1,899,988
(LIBOR USD 1 Month - 0.01%),
2.38%, 06/18/20		240	239,995
(LIBOR USD 1 Month + 0.00%),
2.39%, 06/19/20		1,000	1,000,452
(LIBOR USD 1 Month + 0.00%),
2.40%, 06/26/20		1,000	999,972
(LIBOR USD 1 Month - 0.04%),
2.37%, 09/11/20		510	509,982
(LIBOR USD 1 Month + 0.03%),
2.43%, 12/14/20		1,025	1,024,939
(SOFR + 0.11%), 2.53%, 01/15/21		705	705,000
(LIBOR USD 1 Month + 0.05%),
2.44%, 04/16/21		1,185	1,185,000
Federal Home Loan Bank:
2.49%, 07/11/19		360	359,999
2.48%, 07/15/19		830	830,000
Federal Home Loan Bank Discount Notes(a):
1.28%, 07/05/19		260	259,931
1.56%, 07/08/19		1,525	1,524,286
1.75%, 07/12/19		1,315	1,314,040
1.86%, 07/16/19		995	994,009
1.91%, 07/19/19		500	499,400
1.98%, 07/24/19		345	344,468
2.00%, 07/26/19		420	419,298
2.03%, 07/30/19		1,420	1,417,266
2.07%, 08/05/19		1,685	1,681,052
2.08%, 08/07/19		1,470	1,466,379
2.10%, 08/14/19		1,940	1,934,361
2.12%, 08/21/19		4,135	4,121,134
2.14%, 08/28/19		2,910	2,899,006
2.14%, 08/30/19		2,825	2,813,940
2.10%, 09/04/19		3,135	3,121,811
2.11%, 09/10/19		2,635	2,622,528
2.11%, 09/11/19		2,075	2,065,584
2.12%, 09/18/19		3,100	3,084,905
2.12%, 09/20/19		3,425	3,406,179
2.13%, 09/27/19		2,550	2,535,044
2.11%, 10/09/19		555	551,311
2.11%, 10/11/19		480	476,661
2.11%, 10/15/19		800	794,237
2.12%, 10/21/19		915	908,168
2.12%, 10/23/19		1,225	1,215,640
2.12%, 10/30/19		880	872,860
2.10%, 11/13/19		1,010	1,001,005

Security		Par (000)	Value

U.S. Government Sponsored Agency Obligations (continued)
2.10%, 11/20/19	USD	2,080	$2,060,613
Federal Home Loan Bank Variable Rate Notes(b):
(SOFR + 0.02%), 2.44%, 07/17/19		290	290,000
(LIBOR USD 1 Month - 0.11%),
2.28%, 07/19/19		1,960	1,960,000
(LIBOR USD 3 Month - 0.26%),
2.27%, 08/16/19		675	674,916
(LIBOR USD 1 Month - 0.08%),
2.32%, 08/27/19		1,190	1,190,000
(SOFR + 0.02%), 2.44%, 08/27/19		555	555,000
(LIBOR USD 1 Month - 0.09%),
2.33%, 09/09/19		1,565	1,565,000
(LIBOR USD 1 Month - 0.07%),
2.33%, 09/17/19		2,000	2,000,000
(LIBOR USD 1 Month - 0.06%),
2.34%, 09/27/19		1,000	1,000,000
(SOFR + 0.01%), 2.43%, 11/13/19		1,300	1,300,000
(SOFR + 0.03%), 2.45%, 12/06/19		430	430,000
(LIBOR USD 3 Month - 0.14%),
2.28%, 12/19/19		535	535,000
(SOFR + 0.01%), 2.43%, 12/20/19		970	970,000
(LIBOR USD 1 Month - 0.04%),
2.37%, 01/14/20		520	520,000
(SOFR + 0.01%), 2.43%, 01/17/20		795	795,000
(SOFR + 0.05%), 2.47%, 01/17/20		95	95,000
(LIBOR USD 1 Month - 0.06%),
2.34%, 02/24/20		1,085	1,085,000
(LIBOR USD 1 Month - 0.04%),
2.36%, 02/25/20		900	900,000
(LIBOR USD 1 Month - 0.04%),
2.35%, 04/17/20		3,480	3,479,501
(SOFR + 0.04%), 2.45%, 06/19/20		415	415,000
(SOFR + 0.08%), 2.50%, 07/24/20		265	265,000
(LIBOR USD 1 Month - 0.03%),
2.40%, 08/04/20		560	560,000
(SOFR + 0.11%), 2.54%, 10/01/20		990	990,000
(LIBOR USD 3 Month - 0.13%),
2.26%, 12/21/20		1,350	1,350,000
(SOFR + 0.12%), 2.54%, 03/12/21		890	890,000
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 1 Month - 0.10%),
2.31%, 08/08/19(b)		1,500	1,499,922
Federal National Mortgage Association,
0.88%, 08/02/19		665	663,988

Total U.S. Government Sponsored Agency Obligations — 45.5% (Cost: $100,442,007)			100,442,007

U.S. Treasury Obligations — 11.5%
U.S. Treasury Bills(a):
2.02%, 08/22/19		8,000	7,971,631
2.03%, 08/29/19		4,000	3,983,906
2.05%, 12/19/19		2,850	2,821,158
1.97%, 02/27/20		845	831,537
1.96%, 04/23/20		3,345	3,279,873
U.S. Treasury Notes:
0.88%, 07/31/19		95	94,876
1.38%, 07/31/19		160	159,850
(US Treasury 3 Month Bill Money Market
Yield + 0.03%), 2.13%, 04/30/20(b)		3,000	2,999,933
(US Treasury 3 Month Bill Money Market
Yield + 0.05%), 2.14%, 10/31/20(b)		3,000	2,995,824

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Government Money Market V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
(US Treasury 3 Month Bill Money Market
Yield + 0.14%), 2.24%, 04/30/21(b)	USD	170	$169,746

Total U.S. Treasury Obligations — 11.5% (Cost: $25,308,334)			25,308,334

Total Repurchase Agreements — 29.0% (Cost: $64,000,000)			64,000,000

Total Investments — 86.0% (Cost: $189,750,341)(c)			189,750,341

Other Assets Less Liabilities — 14.0%			30,869,463

Net Assets — 100.0%			$220,619,804

(a)	Rates are the current rate or a range of current rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of America Securities, Inc.	2.50%		06/28/19	07/01/19	$10,000	$10,000	$10,002,083	U.S. Government Sponsored Agency Obligation, 4.00%, due 08/15/47	$10,133,672	$10,200,001

BNP Paribas SA	2.50		06/28/19	07/01/19	3,000	3,000	3,000,625	U.S. Government Sponsored Agency Obligations, 3.00% to 4.50%, due 01/20/41 to 06/20/49	5,984,928	3,066,642

Goldman Sachs & Co. LLC	2.65		06/26/19	07/03/19	4,000	4,000	4,002,061	U.S. Government Sponsored Agency Obligations, 0.32% to 2.49%, due 12/25/25 to 10/25/44	197,129,052	4,360,753

JP Morgan Securities LLC	2.53		06/28/19	07/01/19	3,000	3,000	3,000,633	U.S. Treasury Obligations, 0.00% due 08/15/20 to 05/15/48	3,204,511	3,060,000
	2.57	(a)	06/28/19	08/05/19	3,500	3,500	3,509,487	U.S. Government Sponsored Agency Obligations, 3.00% to 5.41%, due 02/15/38 to 09/20/48	40,071,810	3,675,000

Total JP Morgan Securities LLC						$6,500				$ 6,735,000

Mizuho Securities USA LLC	2.51		06/28/19	07/01/19	10,000	10,000	10,002,092	U.S. Treasury Obligations, 2.75% to 2.88%, due 09/30/23 to 11/15/42	9,690,600	10,200,042

Societe Generale SA	2.48		06/28/19	07/01/19	10,500	10,500	10,502,170	U.S. Treasury Obligations, 0.00% to 2.63%, due 07/25/19 to 01/31/26	9,938,900	10,710,052

TD Securities USA LLC	2.50		06/28/19	07/01/19	10,000	10,000	10,002,084	U.S. Treasury Obligation, 2.63%, due 06/15/21	10,024,000	10,200,075

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Government Money Market V.I. Fund

Repurchase Agreements (continued)

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Wells Fargo Securities LLC	2.50%	06/28/19	07/01/19	$10,000	$10,000	$10,002,083	U.S. Treasury Obligation, 2.50%, due 01/15/22	$9,902,200	$10,200,018

					$64,000				$65,672,583

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$189,750,341	$—	$189,750,341

(a) See above Schedule of Investments for values in each security type. Investments categorized as Level 2 are included in security type.

See notes to financial statements.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

June 30, 2019

BlackRock Government Money Market V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $125,750,341)	$125,750,341
Cash	6,205,708
Repurchase agreements at value (cost — $64,000,000)	64,000,000
Receivables:
Capital shares sold	25,136,566
Interest — unaffiliated	102,922
Prepaid expenses	1,729

Total assets	221,197,266

LIABILITIES
Payables:
Capital shares redeemed	413,159
Investment advisory fees	37,311
Directors’ and Officer’s fees	5,387
Professional fees	48,247
To the Manager	163
Transfer agent fees	30,557
Other accrued expenses	42,638

Total liabilities	577,462

NET ASSETS	$220,619,804

NET ASSETS CONSIST OF
Paid-in capital	$220,603,927
Accumulated earnings	15,877

NET ASSETS	$220,619,804

NET ASSET VALUE
Class I — Based on net assets of $220,619,804 and 220,603,463 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Six Months Ended June 30, 2019

BlackRock Government Money Market V.I. Fund

INVESTMENT INCOME
Interest — unaffiliated	$2,478,242

Total investment income	2,478,242

EXPENSES
Investment advisory	501,861
Transfer agent	87,261
Professional	32,778
Accounting services	20,616
Directors and Officer	7,635
Custodian	6,364
Printing	6,306
Registration	87
Miscellaneous	2,429

Total expenses	665,337
Less:
Fees waived and/or reimbursed by the Manager	(279,302)
Transfer agent fees waived and/or reimbursed	(84,917)

Total expenses after fees waived and/or reimbursed	301,118

Net investment income	2,177,124

REALIZED GAIN
Net realized gain from investments	1,157

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,178,281

See notes to financial statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Government Money Market V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,177,124	$2,388,212
Net realized gain	1,157	6,346

Net increase in net assets resulting from operations	2,178,281	2,394,558

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,177,124)	(2,388,212)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares	58,194,994	163,742,133
Reinvestments of distributions	2,164,317	2,388,212
Cost of shares redeemed	(39,180,127)	(178,847,247)
Shares issued in reorganization	—	76,491,419

Net increase in net assets derived from capital share transactions	21,179,184	63,774,517

NET ASSETS
Total increase in net assets	21,180,341	63,780,863
Beginning of period	199,439,463	135,658,600

End of period	$220,619,804	$199,439,463

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Government Money Market V.I. Fund

	Class I

	Six Months Ended		Year Ended December 31,
	06/30/19 (unaudited)		2018	2017		2016		2015		2014

Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0108		0.0160	0.0064		0.0013		0.0000	(a)	0.0000(a)
Net realized gain (loss)	0.0000	(a)	(0.0001)	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0108		0.0159	0.0064		0.0013		0.0001		0.0001

Distributions(b)
From net investment income	(0.0108)		(0.0159)	(0.0064)		(0.0013)		(0.0000	)(c)	(0.0000)(c)
From net realized gain	—		—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0108)		(0.0159)	(0.0064)		(0.0013)		(0.0001)		(0.0001)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	1.08%	(e)	1.61%	0.65%		0.13%		0.01%		0.01%

Ratios to Average Net Assets
Total expenses	0.66%	(f)	0.80% (g)	0.72%		0.62%		0.61%		0.61%

Total expenses after fees waived and/or reimbursed	0.30%	(f)	0.30% (g)	0.30%		0.30%		0.18%		0.17%

Net investment income	2.17%	(f)	1.60%	0.63%		0.13%		0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$220,620		$199,439	$135,659		$151,523		$152,118		$228,241

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.72% and 0.29%, respectively.

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Government Money Market V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Directors of the Company (the “Board”) and the Board of Trustees of State Farm Variable Product Trust and shareholders of the State Farm Money Market Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on October 26, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Government Money Market V.I. Fund’s Share Class	Shares of Government Money Market V.I. Fund
State Farm Money Market Fund	76,492,521	1.00	Class I	76,492,521

The Target Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the reorganization were as follows:

Target Fund	Net Assets	Paid-In Capital	Accumulated Earnings
State Farm Money Market Fund	$76,491,419	$76,491,419	$—

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $124,850,847. The aggregate net assets of the Fund immediately after the acquisition amounted to $201,342,266. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Money Market Fund	$76,881,766	$76,881,766

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and was effective on October 29, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $2,749,789

•	Net realized gain on investments: $6,346

•	Net increase in net assets resulting from operations: $2,756,135

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since October 29, 2018.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund. The Manager reimbursed the Fund $110,686, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements  (unaudited) (continued)

results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.400
$3 Billion — $4 Billion	0.375
$4 Billion — $7 Billion	0.350
$7 Billion — $10 Billion	0.325
$10 Billion — $15 Billion	0.300
Greater than $15 Billion	0.290

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager has voluntarily agreed to waive a portion of its investment advisory fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager under this agreement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $956 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”), to 0.30% of average daily net assets of Class I Shares. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived $279,302 and reimbursed $84,917, which is shown as fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

8.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	58,181,062	$58,194,994	163,742,133	$163,742,133
Shares issued in reinvestment of distributions	2,164,317	2,164,317	2,388,212	2,388,212
Shares issued in reorganization	—	—	76,492,521	76,491,419
Shares redeemed	(39,180,127)	(39,180,127)	(178,847,247)	(178,847,247)

Net increase	21,165,252	$21,179,184	63,775,619	$63,774,517

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

GLOSSARY OF TERMS USED IN THIS REPORT	15

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock International V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund outperformed its benchmark, the MSCI All Country World (ACWI) ex-USA Index.

What factors influenced performance?

From a sector perspective, positive stock selection within the real estate, financials, and information technology sectors contributed the majority of the Fund’s relative performance. The largest individual contributors were Singapore-based digital entertainment provider Sea Ltd., Dutch specialty chemical company Koninklijke DSM NV, and Japanese electronic components manufacturer Omron Corp. In particular, Sea announced strong quarterly results early in the period that led to especially noteworthy performance.

By contrast, a cash allocation and negative stock selection in the utilities and health care sectors were the primary detractors from performance. At the individual stock level, the largest detractors were Chinese internet search provider Baidu, Inc., Canadian mining company First Quantum Minerals Ltd., and mortgage finance specialist Indiabulls Housing Finance Ltd. In particular, Baidu saw poor performance late in the period after announcing that it anticipates near-term challenges in its online marketing business.

Describe recent portfolio activity.

The largest change to the Fund’s positioning in the period was an increase in exposure to the consumer staples sector, moving from an underweight to significantly overweight stance. This was driven by the Fund’s addition of new positions in Swiss food giant Nestle SA and Brazilian beverage company Ambev SA. The Fund also reduced its financials exposure from overweight to significantly underweight following the sales of positions in India’s ICICI Bank Ltd., Sberbank of Russia PJSC, and Bank of China Ltd. From a regional perspective, these changes drove a large increase in overweight exposure to Europe ex-U.K., as well as underweight exposure to emerging markets. Sales of Omron, real estate company Mitsui Fudosan Co. Ltd., and cybersecurity specialist Trend Micro, Inc. led to the Fund having more significantly underweight exposure to Japan.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest sector overweight was to consumer staples, particularly because of exposure to the food products and beverages industries. The Fund also had an overweight position to communication services. Energy was the sector with the most significant underweight exposure, as the Fund owned only a single energy company, and the sale of several bank stocks left financials notably underweight as well. From a regional perspective, the Fund was significantly overweight Europe ex-U.K. but had significantly underweight exposure to Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Switzerland	15%
Netherlands	9
France	8
United Kingdom	8
United States	8
China	7
Japan	6
Brazil	5
Canada	5
Spain	5
Germany	5
Mexico	5
Italy	3
Iceland	2
Luxembourg	2
Portugal	2
Thailand	2
Short-Term Securities	8
Liabilities in Excess of Other Assets	(5)

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock International V.I. Fund

Performance Summary for the Period Ended June 30, 2019

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
Class I (b)(c)	18.59%	(1.82)%	1.86%	5.92%
MSCI All Country World ex-USA Index (d)	13.60	1.29	2.16	6.54

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”

(d)

A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging countries, excluding the United States. Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,185.90	$5.53	$1,000.00	$1,019.74	$5.11	1.02%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock International V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.9%

Brazil — 5.3%
Ambev SA	631,396	$2,939,976
Banco do Brasil SA	130,244	1,824,118

		4,764,094

Canada — 4.4%
Rogers Communications, Inc., Class B(a)	45,019	2,409,860
Suncor Energy, Inc.	50,486	1,574,856

		3,984,716

China — 8.9%
Alibaba Group Holding Ltd., ADR(b)	11,741	1,989,512
China Molybdenum Co. Ltd., Class H(a)	3,876,000	1,229,291
Ping An Insurance Group Co. of China Ltd., Class H	246,500	2,964,132
Wuxi Biologics Cayman, Inc.(b)(c)	200,500	1,798,787

		7,981,722

France — 7.7%
Alstom SA(b)	37,460	1,736,292
AXA SA	120,335	3,160,204
Ubisoft Entertainment SA(b)	25,757	2,014,418

		6,910,914

Germany — 4.0%
Knorr-Bremse AG(b)	32,114	3,578,649

Iceland — 2.1%
Marel HF(c)	426,459	1,872,059

Italy — 2.8%
Intesa Sanpaolo SpA	1,153,717	2,469,879

Japan — 6.4%
Sony Corp.	109,400	5,748,967

Luxembourg — 2.1%
SES SA, FDR	121,944	1,906,610

Mexico — 4.1%
Fomento Economico Mexicano SAB de CV	381,985	3,695,714

Netherlands — 9.4%
ASML Holding NV	20,712	4,309,957
Koninklijke DSM NV	33,757	4,165,088

		8,475,045

Portugal — 1.7%
Banco Comercial Portugues SA, Class R(b)	5,006,328	1,547,952

Spain — 4.9%
Banco Bilbao Vizcaya Argentaria SA	551,266	3,074,786
Masmovil Ibercom SA(b)	61,122	1,362,236

		4,437,022

Security		Shares	Value

Switzerland — 15.2%
Cie Financiere Richemont SA (Registered)		19,074	$1,620,843
Nestle SA (Registered)		51,848	5,367,421
Roche Holding AG		23,837	6,702,675

			13,690,939

Thailand — 1.6%
Sea Ltd., ADR(a)(b)		43,697	1,451,614

United Kingdom — 8.1%
Associated British Foods plc		94,118	2,946,394
BAE Systems plc		384,967	2,419,474
Burberry Group plc		79,270	1,878,872

			7,244,740

United States — 8.2%
Equinix, Inc.		6,224	3,138,701
PTC, Inc.(b)		20,485	1,838,734
Viavi Solutions, Inc.(b)		182,297	2,422,727

			7,400,162

Total Common Stocks — 96.9% (Cost: $80,971,144)			87,160,798

Total Long-Term Investments — 96.9% (Cost: $80,971,144)			87,160,798

Short-Term Securities — 8.4%

Money Market Funds — 8.3%(d)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%		2,390,483	2,390,483
SL Liquidity Series, LLC, Money Market Series, 2.55%(e)		5,133,601	5,135,141

Total Money Market Funds — 8.3% (Cost: $7,525,209)			7,525,624

	Par (000)

Time Deposits — 0.1%

Hong Kong — 0.1%
HK & Shanghai Bank, 2.10%, 07/02/19	HKD	280	35,877

Japan — 0.0%
Sumitomo Mitsui Financial Group, Inc., (0.27)%, 07/01/19	JPY	2,434	22,579

Total Time Deposits — 0.1% (Cost: $58,456)			58,456

Total Short-Term Securities — 8.4% (Cost: $7,583,665)			7,584,080

Total Investments — 105.3% (Cost: $88,554,809)			94,744,878

Liabilities in Excess of Other Assets — (5.3)%			(4,774,899)

Net Assets — 100.0%			$89,969,979

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International V.I. Fund

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,487,119	(96,636)	2,390,483	$2,390,483	$33,454		$—	$—
SL Liquidity Series, LLC, Money Market Series	239,214	4,894,387	5,133,601	5,135,141	8,272	(b)	604	415

				$7,525,624	$41,726		$604	$415

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$4,764,094	$—	$—	$4,764,094
Canada	3,984,716	—	—	3,984,716
China	1,989,512	5,992,210	—	7,981,722
France	—	6,910,914	—	6,910,914
Germany	3,578,649	—	—	3,578,649
Iceland	1,872,059	—	—	1,872,059
Italy	—	2,469,879	—	2,469,879
Japan	—	5,748,967	—	5,748,967
Luxembourg	1,906,610	—	—	1,906,610
Mexico	3,695,714	—	—	3,695,714
Netherlands	—	8,475,045	—	8,475,045
Portugal	—	1,547,952	—	1,547,952
Spain	1,362,236	3,074,786	—	4,437,022
Switzerland	—	13,690,939	—	13,690,939
Thailand	1,451,614	—	—	1,451,614
United Kingdom	—	7,244,740	—	7,244,740
United States	7,400,162	—	—	7,400,162
Short-Term Securities (a)	2,448,939	—	—	2,448,939

Subtotal	$34,454,305	$55,155,432	$—	$89,609,737

Investments valued at NAV (b)				5,135,141

Total Investments				$94,744,878

(a)	See above Schedule of Investments for values in each security type.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock International V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $4,904,626) (cost — $81,029,600)	$87,219,254
Investments at value — affiliated (cost — $7,525,209)	7,525,624
Foreign currency at value (cost — $7,032)	7,012
Receivables:
Investments sold	397,232
Securities lending income — affiliated	2,298
Capital shares sold	6,073
Dividends — affiliated	3,991
Dividends — unaffiliated	249,008
Prepaid expenses	777

Total assets	95,411,269

LIABILITIES
Cash collateral on securities loaned at value	5,136,636
Payables:
Capital shares redeemed	29,777
Custodian fees	26,393
Investment advisory fees	54,761
Directors’ and Officer’s fees	5,375
Other affiliates	263
Printing fees	17,626
Professional fees	100,392
Transfer agent fees	46,193
Other accrued expenses	23,874

Total liabilities	5,441,290

NET ASSETS	$89,969,979

NET ASSETS CONSIST OF
Paid-in capital	$86,619,894
Accumulated earnings	3,350,085

NET ASSETS	$89,969,979

NET ASSET VALUE
Class I — Based on net assets of $89,969,979 and 8,249,813 shares outstanding, 100 million shares authorized, $0.10 par value	$10.91

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock International V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$33,454
Dividends — unaffiliated	1,631,459
Securities lending income — affiliated — net	8,272
Foreign taxes withheld	(209,588)

Total investment income	1,463,597

EXPENSES
Investment advisory	335,613
Transfer agent	92,686
Professional	26,695
Accounting services	24,890
Custodian	24,414
Directors and Officer	6,881
Printing	2,376
Board realignment and consolidation	1,347
Miscellaneous	2,916

Total expenses	517,818
Less:
Fees waived and/or reimbursed by the Manager	(1,289)
Transfer agent fees waived and/or reimbursed	(60,666)

Total expenses after fees waived and/or reimbursed	455,863

Net investment income	1,007,734

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	604
Investments — unaffiliated (net of $(30,528) foreign capital gain tax)	(1,100,804)
Foreign currency transactions	(23,065)

(1,123,265)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	415
Investments — unaffiliated (net of $51,486 foreign capital gain tax)	15,088,086
Foreign currency translations	2,085

15,090,586

Net realized and unrealized gain	13,967,321

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,975,055

See notes to financial statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock International V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,007,734	$1,558,551
Net realized gain (loss)	(1,123,265)	10,345
Net change in unrealized appreciation (depreciation)	15,090,586	(25,219,019)

Net increase (decrease) in net assets resulting from operations	14,975,055	(23,650,123)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	—	(5,532,493)

CAPITAL SHARE TRANSACTIONS
Shares sold	1,156,104	7,398,984
Shares issued in reinvestment of distributions	—	5,532,493
Shares redeemed	(8,393,968)	(16,948,689)

Net decrease in net assets derived from capital share transactions	(7,237,864)	(4,017,212)

NET ASSETS
Total increase (decrease) in net assets	7,737,191	(33,199,828)
Beginning of period	82,232,788	115,432,616

End of period	$89,969,979	$82,232,788

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International V.I. Fund

	Class I
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016		2015	2014

Net asset value, beginning of period	$9.20		$12.56		$9.58	$9.71		$10.10	$10.87

Net investment income (a)	0.12		0.17	(b)	0.15	0.15		0.14	0.13
Net realized and unrealized gain (loss)	1.59		(2.88)		2.83	(0.11)		(0.42)	(0.69)

Net increase (decrease) from investment operations	1.71		(2.71)		2.98	0.04		(0.28)	(0.56)

Distributions (c)
From net investment income	—		(0.32)		—	(0.17)		(0.11)	(0.21)
From net realized gain	—		(0.33)		—	—		—	—
From return of capital	—		—		—	(0.00	)(d)	—	—

Total distributions	—		(0.65)		—	(0.17)		(0.11)	(0.21)

Net asset value, end of period	$10.91		$9.20		$12.56	$9.58		$9.71	$10.10

Total Return (e)
Based on net asset value	18.59	%(f)	(21.82)%		31.11%	0.39%		(2.76)%	(5.19)%

Ratios to Average Net Assets (g)
Total expenses	1.16	%(h)	1.20%		1.24%	1.15%		1.09%	1.11%

Total expenses after fees waived and/or reimbursed	1.02	%(h)	1.07%		1.11%	1.04%		0.98%	0.99%

Net investment income	2.25	%(h)	1.48	%(b)	1.37%	1.57%		1.35%	1.21%

Supplemental Data
Net assets, end of period (000)	$89,970		$82,233		$115,433	$96,201		$107,942	$125,144

Portfolio turnover rate	56%		100%		103%	82%		112%	129%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.31%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%	—%

(h)	Annualized.

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements  (unaudited) (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Goldman Sachs & Co.	$1,015,210	$(1,015,210)	$—
JP Morgan Securities LLC	1,568,309	(1,568,309)	—
Merrill Lynch, Pierce, Fenner & Smith	2,321,107	(2,321,107)	—

	$4,904,626	$(4,904,626)	$—

(a)

Cash collateral with a value of $5,136,636 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the six months ended June 30, 2019 the Fund had no distribution fees.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $1,032.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $548 for certain accounting services, which is included in accounting services in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses at 0.08% of average daily net assets. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements were $54,339.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.93% for Class I.

Prior to May 24, 2019, the expense limitation as a percentage of average daily net assets was 1.25% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived $257 and $6,327, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $1,822 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, and excluding short-term securities, were $48,254,777 and $54,838,608, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$88,598,613

Gross unrealized appreciation	$8,270,452
Gross unrealized depreciation	(2,124,187)

Net unrealized appreciation	$6,146,265

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	111,156	$1,156,104	604,450	$7,398,984
Shares issued in reinvestment of distributions	—	—	570,051	5,532,493
Shares redeemed	(798,756)	(8,393,968)	(1,430,661)	(16,948,689)

Net decrease	(687,600)	$(7,237,864)	(256,160)	$(4,017,212)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

HKD	Hong Kong Dollar

JPY	Japanese Yen

Portfolio Abbreviations

ADR	American Depositary Receipts

FDR	Fiduciary Depositary Receipt

GLOSSARY OF TERMS USED IN THIS REPORT	17

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock International Index V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock International Index V.I. Fund

Investment Objective

The investment objective of the BlackRock International Index V.I. Fund (the “Fund”) is to seek to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index” or the “Underlying Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund’s Class I Shares returned 14.04%. The MSCI EAFE Index returned 14.03% for the same period. The MSCI EAFE Index is a free float-adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

What factors influenced performance?

Developed markets, as represented by the MSCI EAFE Index, increased +10% in the first quarter of 2019. Eurozone equity markets all advanced but to varying degrees as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s reaffirmation of accommodative monetary policy and announcement of a new round of targeted longer-term refinancing operations.

In Asia-Pacific, Japan underperformed as uncertainty around U.S. trade protectionism, an upcoming sales-tax hike, and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan and a global risk-on appetite benefited the country’s equity market. The yen fell -3.7% from intra-quarter highs, providing a tailwind for export names. Elsewhere, Hong Kong rallied amid a rebound in mainland Chinese sentiment.

All eleven of the Global Industry Classification Standard (“GICS”) sectors advanced in the first quarter of 2019. Technology shares outperformed (+15.41%) as restored global risk appetite benefited higher-beta names. Real estate was the second best performing sector (+14.19%) amid the decline in sovereign bond yields. The third best performing sector was materials (+13.28%). All other sectors returned positive results, with communication services (+4.41%), financials (+7.05%), and consumer discretionary (+7.62%) as the lowest sector returns.

As represented by the MSCI EAFE Index, developed markets increased +3.94% in the second quarter of 2019. European equity markets contributed to just over three-quarters of the MSCI EAFE Index’s total return. Sentiment in the region was supported by accommodative monetary policy, the increased expectations of further stimulus, higher-than-normal capacity utilization rates, and labor markets near full employment.

In the Asia-Pacific region, Australia outperformed as a decline in economic growth was driven by a June interest rate cut. Japan underperformed the benchmark but registered in positive territory as investors balanced risk-on bids for the yen, trade tensions, and declining export volumes.

Ten out of eleven GICS sectors advanced in the second quarter of 2019. Information technology shares (+6.70%) outperformed and were the best-performing sector in the MSCI EAFE Index for the second consecutive quarter, followed by consumer discretionary (+6.21%) and industrials (+6.11%). Real estate (-2.08%) was the single negative contributor over the second quarter of 2019.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the Underlying Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Underlying Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock International Index V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year (e)	5 Years (e)	10 Years (e)
Class I (b)(c)	14.04%	1.25%	2.03%	6.52%
MSCI EAFE Index (d)	14.03	1.08	2.25	6.90

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund invests at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index.

(d)	A free float-adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.
(e)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,140.40	$1.43	$1,000.00	$1,023.46	$1.35	0.27%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	23%
United Kingdom	14
France	11
Switzerland	10
Germany	9
Australia	8
Netherlands	5
Hong Kong	4
Spain	3
Denmark	2
Italy	2
Sweden	2
Belgium	1
Finland	1
Ireland	1
Israel	1
Norway	1
Singapore	1
Other(a)	— (b)
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to Schedule of Investments for such countries.
(b)	Represents less than 1% of the Fund’s net assets.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Australia — 7.9%
AGL Energy Ltd.	8,720	$122,633
Alumina Ltd.	32,547	53,424
AMP Ltd.	38,804	57,883
APA Group(a)	15,688	118,967
Aristocrat Leisure Ltd.	7,677	165,947
ASX Ltd.	2,574	149,130
Aurizon Holdings Ltd.	26,460	100,447
AusNet Services	24,028	31,666
Australia & New Zealand Banking Group Ltd.	38,689	767,951
Bank of Queensland Ltd.	5,283	35,376
Bendigo & Adelaide Bank Ltd.	6,467	52,638
BHP Group Ltd.	39,354	1,143,964
BHP Group plc	28,175	720,558
BlueScope Steel Ltd.	7,315	62,199
Boral Ltd.	15,587	56,213
Brambles Ltd.	21,297	192,879
Caltex Australia Ltd.	3,468	60,368
Challenger Ltd.	7,310	34,121
CIMIC Group Ltd.	1,293	40,659
Coca-Cola Amatil Ltd.	6,738	48,372
Cochlear Ltd.	765	111,381
Coles Group Ltd.(b)	15,349	144,114
Commonwealth Bank of Australia	23,635	1,375,286
Computershare Ltd.	6,136	69,979
Crown Resorts Ltd.	4,428	38,703
CSL Ltd.	6,119	926,563
Dexus	13,525	123,384
Domino’s Pizza Enterprises Ltd.	795	21,010
Flight Centre Travel Group Ltd.	739	21,557
Fortescue Metals Group Ltd.	20,700	131,643
Goodman Group	21,548	227,758
GPT Group (The)	23,998	103,692
Harvey Norman Holdings Ltd.	7,026	20,105
Incitec Pivot Ltd.	22,086	52,933
Insurance Australia Group Ltd.	30,864	179,195
Lendlease Group(a)	7,681	70,188
Macquarie Group Ltd.	4,307	379,904
Medibank Pvt Ltd.	36,617	89,848
Mirvac Group	49,339	108,612
National Australia Bank Ltd.	36,830	691,818
Newcrest Mining Ltd.	10,261	230,526
Oil Search Ltd.	18,232	90,920
Orica Ltd.	5,028	71,639
Origin Energy Ltd.	23,388	120,264
QBE Insurance Group Ltd.	18,031	150,003
Ramsay Health Care Ltd.	1,881	95,496
REA Group Ltd.	701	47,355
Rio Tinto Ltd.	4,930	361,001
Rio Tinto plc	15,532	961,324
Santos Ltd.	23,541	117,530
Scentre Group	70,831	191,157
SEEK Ltd.	4,434	65,997
Sonic Healthcare Ltd.	5,363	102,186
South32 Ltd.	65,922	147,773
Stockland	32,369	94,907
Suncorp Group Ltd.	17,281	163,644
Sydney Airport(a)	14,680	82,935
Tabcorp Holdings Ltd.	25,426	79,441
Telstra Corp. Ltd.	55,346	149,661
TPG Telecom Ltd.	4,934	22,331
Transurban Group(a)	35,985	372,604
Treasury Wine Estates Ltd.	9,555	100,351

Security	Shares	Value

Australia (continued)
Vicinity Centres	43,755	$75,334
Washington H Soul Pattinson & Co. Ltd.	1,455	22,499
Wesfarmers Ltd.	15,136	384,760
Westpac Banking Corp.	45,818	913,164
Woodside Petroleum Ltd.	12,801	328,327
Woolworths Group Ltd.	17,540	409,580
WorleyParsons Ltd.	4,337	45,084

		14,900,861

Austria — 0.2%
ANDRITZ AG	968	36,444
Erste Group Bank AG(b)	4,000	148,337
OMV AG	1,958	95,442
Raiffeisen Bank International AG	1,968	46,210
Verbund AG	920	48,195
voestalpine AG	1,524	47,114

		421,742

Belgium — 1.0%
Ageas	2,429	126,406
Anheuser-Busch InBev SA/NV	10,124	895,876
Colruyt SA	799	46,385
Groupe Bruxelles Lambert SA	1,073	105,423
KBC Group NV	3,339	219,123
Proximus SADP	2,022	59,760
Solvay SA(c)	973	101,047
Telenet Group Holding NV	601	33,489
UCB SA	1,681	139,506
Umicore SA	2,633	84,497

		1,811,512

Chile — 0.0%
Antofagasta plc	5,243	61,931

China — 0.2%
BeiGene Ltd., ADR(b)(c)	441	54,662
BOC Hong Kong Holdings Ltd.	49,000	192,920
Yangzijiang Shipbuilding Holdings Ltd.	31,700	35,915

		283,497

Colombia — 0.0%
Millicom International Cellular SA, SDR	879	49,480

Denmark — 1.7%
AP Moller - Maersk A/S, Class A	50	58,148
AP Moller - Maersk A/S, Class B	87	108,255
Carlsberg A/S, Class B	1,422	188,696
Chr Hansen Holding A/S	1,315	123,748
Coloplast A/S, Class B	1,580	178,601
Danske Bank A/S	9,895	156,770
Demant A/S(b)	1,342	41,770
DSV A/S	2,386	234,949
Genmab A/S(b)	817	150,228
H Lundbeck A/S	927	36,718
ISS A/S	2,222	67,177
Novo Nordisk A/S, Class B	22,993	1,174,418
Novozymes A/S, Class B	2,911	135,731
Orsted A/S(d)	2,532	219,041
Pandora A/S	1,323	47,062
Tryg A/S	1,607	52,293
Vestas Wind Systems A/S	2,598	225,074

		3,198,679

Finland — 1.1%
Elisa OYJ	1,891	92,268
Fortum OYJ	5,906	130,532
Kone OYJ, Class B	4,692	277,078

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Metso OYJ(b)	1,399	$55,059
Neste OYJ	5,115	173,897
Nokia OYJ(c)	75,232	374,715
Nokian Renkaat OYJ	1,554	48,532
Nordea Bank Abp	41,280	299,742
Orion OYJ, Class B	1,385	50,789
Sampo OYJ, Class A	5,893	278,176
Stora Enso OYJ, Class R	7,327	86,222
UPM-Kymmene OYJ	7,343	195,376
Wartsila OYJ Abp	5,901	85,681

		2,148,067

France — 11.0%
Accor SA	2,360	101,304
Aeroports de Paris	395	69,691
Air Liquide SA	5,727	801,026
Airbus SE	7,748	1,096,509
Alstom SA(b)	2,068	95,853
Amundi SA(d)	804	56,135
Arkema SA	915	85,062
Atos SE	1,264	105,603
AXA SA	25,864	679,233
BioMerieux	551	45,655
BNP Paribas SA	15,011	711,601
Bollore SA	11,639	51,356
Bouygues SA	2,914	107,914
Bureau Veritas SA	3,526	87,032
Capgemini SE	2,208	274,528
Carrefour SA	7,725	149,154
Casino Guichard Perrachon SA(c)	735	25,073
Cie de Saint-Gobain	6,595	257,533
Cie Generale des Etablissements Michelin SCA	2,270	287,022
CNP Assurances	2,282	51,798
Covivio	612	64,058
Credit Agricole SA(c)	15,172	181,043
Danone SA	8,329	705,235
Dassault Aviation SA	33	47,431
Dassault Systemes SE	1,736	276,901
Edenred	3,130	159,519
Eiffage SA	1,063	105,056
Electricite de France SA	7,785	98,152
Engie SA	24,963	378,526
EssilorLuxottica SA	3,763	490,659
Eurazeo SE	537	37,419
Eutelsat Communications SA	2,321	43,347
Faurecia SA	1,009	46,799
Gecina SA	601	89,935
Getlink SE	5,858	93,836
Hermes International	421	303,499
ICADE	379	34,735
Iliad SA	353	39,641
Imerys SA	476	25,234
Ingenico Group SA	788	69,739
Ipsen SA	501	68,334
JCDecaux SA	990	29,978
Kering SA	1,009	595,535
Klepierre SA	2,717	91,027
Legrand SA	3,529	258,001
L’Oreal SA	3,380	961,029
LVMH Moet Hennessy Louis Vuitton SE	3,710	1,577,216
Natixis SA	12,518	50,405
Orange SA	26,552	418,807
Pernod Ricard SA	2,832	521,588
Peugeot SA	7,820	192,470

Security	Shares	Value

France (continued)
Publicis Groupe SA	2,776	$146,520
Remy Cointreau SA	300	43,255
Renault SA	2,559	160,885
Safran SA	4,372	639,588
Sanofi SA	14,996	1,295,989
Sartorius Stedim Biotech	374	58,974
Schneider Electric SE	7,387	668,397
SCOR SE	2,168	95,043
SEB SA	300	53,971
Societe BIC SA	341	25,976
Societe Generale SA	10,426	263,146
Sodexo SA	1,203	140,623
Suez	4,957	71,529
Teleperformance	768	153,874
Thales SA	1,414	174,660
TOTAL SA	31,760	1,781,538
Ubisoft Entertainment SA(b)	1,039	81,259
Unibail-Rodamco-Westfield	774	115,955
Unibail-Rodamco-Westfield	1,073	160,750
Valeo SA	3,186	103,723
Veolia Environnement SA	7,116	173,277
Vinci SA	6,856	700,174
Vivendi SA	12,214	335,185
Wendel SA	369	50,305
Worldline SA(b)(d)	1,099	79,847

		20,768,679

Germany — 8.2%
1&1 Drillisch AG	705	23,524
adidas AG	2,424	749,913
Allianz SE (Registered)	5,705	1,375,910
Aroundtown SA	10,443	86,157
Axel Springer SE	646	45,506
BASF SE	12,294	894,379
Bayer AG (Registered)	12,494	866,588
Bayerische Motoren Werke AG	4,399	325,163
Beiersdorf AG	1,340	160,674
Brenntag AG	2,054	100,785
Carl Zeiss Meditec AG	538	53,063
Commerzbank AG(b)	13,321	95,662
Continental AG	1,462	212,895
Covestro AG(d)	2,547	129,667
Daimler AG (Registered)	12,142	677,181
Delivery Hero SE(b)(d)	1,223	55,515
Deutsche Bank AG (Registered)	26,102	201,274
Deutsche Boerse AG	2,550	359,983
Deutsche Lufthansa AG (Registered)	3,133	53,718
Deutsche Post AG (Registered)	13,398	440,752
Deutsche Telekom AG (Registered)	44,566	772,090
Deutsche Wohnen SE	4,719	172,919
E.ON SE	29,379	318,766
Evonik Industries AG	2,169	63,200
Fraport AG Frankfurt Airport Services Worldwide	553	47,600
Fresenius Medical Care AG & Co. KGaA	2,963	232,694
Fresenius SE & Co. KGaA	5,667	307,718
GEA Group AG	2,303	65,361
Hannover Rueck SE	802	129,678
HeidelbergCement AG	1,979	160,151
Henkel AG & Co. KGaA	1,382	127,016
HOCHTIEF AG	256	31,175
HUGO BOSS AG	842	56,116
Infineon Technologies AG	16,714	297,002
Innogy SE(b)	1,847	79,073

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
KION Group AG	942	$59,573
Knorr-Bremse AG(b)	646	71,988
LANXESS AG	1,156	68,654
Merck KGaA	1,718	179,447
METRO AG	2,394	43,745
MTU Aero Engines AG	691	164,811
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	2,032	509,336
Puma SE	1,100	73,360
RWE AG	6,890	170,015
SAP SE	13,206	1,810,435
Siemens AG (Registered)	10,269	1,222,579
Siemens Healthineers AG(d)	1,994	84,023
Symrise AG	1,640	157,916
Telefonica Deutschland Holding AG	9,887	27,623
thyssenkrupp AG	5,794	84,597
TUI AG	5,857	57,507
Uniper SE	2,676	81,088
United Internet AG (Registered)	1,635	53,867
Volkswagen AG	432	74,099
Vonovia SE	6,658	318,051
Wirecard AG	1,606	271,119
Zalando SE(b)(d)	1,484	65,707

		15,418,408

Hong Kong — 3.6%
AIA Group Ltd.	162,154	1,751,085
ASM Pacific Technology Ltd.	4,000	41,010
Bank of East Asia Ltd. (The)	16,825	47,050
BGP Holdings plc(e)	253,848	3
CK Asset Holdings Ltd.	34,659	271,521
CK Hutchison Holdings Ltd.	35,659	351,731
CK Infrastructure Holdings Ltd.	9,000	73,353
CLP Holdings Ltd.	22,783	251,064
Dairy Farm International Holdings Ltd.	4,500	32,166
Hang Lung Properties Ltd.	27,000	64,233
Hang Seng Bank Ltd.	10,174	253,236
Henderson Land Development Co. Ltd.	18,836	103,849
HK Electric Investments & HK Electric Investments Ltd.(a)(d)	35,000	35,844
HKT Trust & HKT Ltd.(a)	50,100	79,527
Hong Kong & China Gas Co. Ltd.	136,184	301,907
Hong Kong Exchanges & Clearing Ltd.	15,707	555,087
Hongkong Land Holdings Ltd.	15,600	100,553
Hysan Development Co. Ltd.	8,000	41,337
Jardine Matheson Holdings Ltd.	2,900	182,912
Jardine Strategic Holdings Ltd.	3,000	114,472
Kerry Properties Ltd.	8,500	35,704
Link REIT	28,500	350,704
Melco Resorts & Entertainment Ltd., ADR	3,286	71,372
MTR Corp. Ltd.	20,000	134,717
New World Development Co. Ltd.	81,445	127,394
NWS Holdings Ltd.	20,254	41,658
PCCW Ltd.	56,000	32,316
Power Assets Holdings Ltd.	18,500	133,090
Shangri-La Asia Ltd.	16,960	21,359
Sino Land Co. Ltd.	43,311	72,636
Sun Hung Kai Properties Ltd.	21,000	356,266
Swire Pacific Ltd., Class A	6,500	79,867
Swire Properties Ltd.	15,600	63,066
Techtronic Industries Co. Ltd.	18,500	141,725
Vitasoy International Holdings Ltd.	10,000	48,090
WH Group Ltd.(d)	117,000	118,684
Wharf Holdings Ltd. (The)	15,953	42,281

Security	Shares	Value

Hong Kong (continued)
Wharf Real Estate Investment Co. Ltd.	15,953	$112,428
Wheelock & Co. Ltd.	11,000	78,987
Yue Yuen Industrial Holdings Ltd.	10,000	27,428

		6,741,712

Ireland — 0.6%
AerCap Holdings NV(b)	1,663	86,493
AIB Group plc	10,827	44,272
Bank of Ireland Group plc	12,910	67,540
CRH plc	10,838	354,264
Flutter Entertainment plc	1,048	78,818
James Hardie Industries plc, CDI	5,870	77,274
Kerry Group plc, Class A	2,109	251,805
Kingspan Group plc	1,962	106,552
Smurfit Kappa Group plc	2,996	90,786

		1,157,804

Israel — 0.6%
Azrieli Group Ltd.	564	37,846
Bank Hapoalim BM	14,196	105,423
Bank Leumi Le-Israel BM	20,033	144,799
Check Point Software Technologies Ltd.(b)	1,680	194,225
CyberArk Software Ltd.(b)	497	63,536
Elbit Systems Ltd.	313	46,700
Israel Chemicals Ltd.	9,360	49,243
Israel Discount Bank Ltd., Class A	15,549	63,400
Mizrahi Tefahot Bank Ltd.	1,858	42,920
Nice Ltd.(b)	814	111,433
Teva Pharmaceutical Industries Ltd., ADR	12,892	118,993
Wix.com Ltd.(b)	587	83,413

		1,061,931

Italy — 2.0%
Assicurazioni Generali SpA	14,635	275,542
Atlantia SpA	6,588	171,791
Davide Campari-Milano SpA	7,722	75,650
Enel SpA	110,010	767,402
Eni SpA	33,876	563,267
Ferrari NV	1,630	264,288
FinecoBank Banca Fineco SpA	6,914	77,129
Intesa Sanpaolo SpA	201,309	430,962
Leonardo SpA	5,381	68,266
Mediobanca Banca di Credito Finanziario SpA	8,248	85,052
Moncler SpA	2,379	101,967
Pirelli & C SpA(b)(d)	5,318	31,391
Poste Italiane SpA(d)	6,946	73,195
Prysmian SpA(c)	3,194	65,994
Recordati SpA	1,390	57,936
Snam SpA	29,981	149,150
Telecom Italia SpA	80,145	41,556
Telecom Italia SpA(b)	151,604	82,769
Terna Rete Elettrica Nazionale SpA	18,707	119,194
UniCredit SpA	27,282	335,809

		3,838,310

Japan — 23.5%
ABC-Mart, Inc.	400	26,087
Acom Co. Ltd.	5,300	19,126
Advantest Corp	2,700	74,333
Aeon Co. Ltd.	8,100	139,397
AEON Financial Service Co. Ltd.	1,500	24,210
Aeon Mall Co. Ltd.	1,400	21,095
AGC, Inc.	2,500	86,605

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Air Water, Inc.	2,000	$34,337
Aisin Seiki Co. Ltd.	2,200	75,889
Ajinomoto Co., Inc.	6,100	105,827
Alfresa Holdings Corp.	2,500	61,828
Alps Alpine Co. Ltd.	2,500	42,339
Amada Holdings Co. Ltd.	4,500	50,865
ANA Holdings, Inc.	1,500	49,719
Aozora Bank Ltd.	1,600	38,471
Asahi Group Holdings Ltd.	4,800	216,090
Asahi Intecc Co. Ltd.	2,600	64,270
Asahi Kasei Corp.	16,800	179,602
Astellas Pharma, Inc.	25,000	356,269
Bandai Namco Holdings, Inc.	2,700	131,017
Bank of Kyoto Ltd. (The)	700	27,139
Benesse Holdings, Inc.	1,000	23,337
Bridgestone Corp.	7,600	299,812
Brother Industries Ltd.	3,000	56,824
Calbee, Inc.	1,100	29,709
Canon, Inc.(c)	13,700	401,178
Casio Computer Co. Ltd.	2,600	32,417
Central Japan Railway Co.	1,900	380,965
Chiba Bank Ltd. (The)	8,100	39,665
Chubu Electric Power Co., Inc.	8,100	113,783
Chugai Pharmaceutical Co. Ltd.	3,000	196,478
Chugoku Electric Power Co., Inc. (The)(c)	3,700	46,660
Coca-Cola Bottlers Japan Holdings, Inc.	1,800	45,655
Concordia Financial Group Ltd.	14,300	53,370
Credit Saison Co. Ltd.	2,100	24,646
CyberAgent, Inc.	1,300	47,375
Dai Nippon Printing Co. Ltd.	3,200	68,343
Daicel Corp.	3,500	31,192
Daifuku Co. Ltd.	1,300	73,428
Dai-ichi Life Holdings, Inc.	14,800	223,920
Daiichi Sankyo Co. Ltd.	7,513	394,023
Daikin Industries Ltd.	3,400	445,192
Daito Trust Construction Co. Ltd.	1,000	127,531
Daiwa House Industry Co. Ltd.	7,500	219,155
Daiwa House REIT Investment Corp.	23	55,518
Daiwa Securities Group, Inc.	21,500	94,395
Denso Corp.	6,000	252,997
Dentsu, Inc.	2,900	101,423
Disco Corp	400	66,006
East Japan Railway Co.	4,100	383,940
Eisai Co. Ltd.	3,400	192,699
Electric Power Development Co. Ltd.	1,980	45,057
FamilyMart UNY Holdings Co. Ltd.	3,200	76,399
FANUC Corp.	2,600	483,113
Fast Retailing Co. Ltd.	800	484,239
Fuji Electric Co. Ltd.	1,600	55,451
FUJIFILM Holdings Corp.	5,200	264,003
Fujitsu Ltd.	2,600	181,704
Fukuoka Financial Group, Inc.	1,900	34,795
GMO Payment Gateway, Inc.	500	34,554
Hakuhodo DY Holdings, Inc.	3,100	52,361
Hamamatsu Photonics KK	1,900	74,227
Hankyu Hanshin Holdings, Inc.	3,000	107,647
Hikari Tsushin, Inc.	300	65,540
Hino Motors Ltd.	3,400	28,697
Hirose Electric Co. Ltd.	435	48,676
Hisamitsu Pharmaceutical Co., Inc.	800	31,705
Hitachi Chemical Co. Ltd.	1,400	38,158
Hitachi Construction Machinery Co. Ltd.	1,400	36,626
Hitachi High-Technologies Corp.	900	46,268
Hitachi Ltd.	13,200	485,664

Security	Shares	Value

Japan (continued)
Hitachi Metals Ltd.	2,900	$32,885
Honda Motor Co. Ltd.	22,100	571,479
Hoshizaki Corp.	700	52,200
Hoya Corp.	5,100	391,957
Hulic Co. Ltd.	4,000	32,203
Idemitsu Kosan Co. Ltd.	2,825	85,442
IHI Corp.	2,000	48,350
Iida Group Holdings Co. Ltd.	2,000	32,380
Inpex Corp.	13,600	123,261
Isetan Mitsukoshi Holdings Ltd.	4,480	36,367
Isuzu Motors Ltd.	7,300	83,374
ITOCHU Corp.	18,100	346,742
Itochu Techno-Solutions Corp.	1,300	33,421
J Front Retailing Co. Ltd.	3,100	35,614
Japan Airlines Co. Ltd.	1,500	47,874
Japan Airport Terminal Co. Ltd.	600	25,661
Japan Exchange Group, Inc.	6,800	108,302
Japan Post Bank Co. Ltd.	5,400	54,873
Japan Post Holdings Co. Ltd.	21,800	246,885
Japan Prime Realty Investment Corp.	11	47,674
Japan Real Estate Investment Corp.	17	103,476
Japan Retail Fund Investment Corp.	35	70,791
Japan Tobacco, Inc.	16,000	352,699
JFE Holdings, Inc.	6,500	95,711
JGC Corp.	2,800	38,307
JSR Corp.	2,600	41,185
JTEKT Corp.	2,700	32,830
JXTG Holdings, Inc.	44,550	222,033
Kajima Corp.	6,000	82,527
Kakaku.com, Inc.	1,800	34,813
Kamigumi Co. Ltd.	1,400	33,199
Kaneka Corp.	700	26,392
Kansai Electric Power Co., Inc. (The)	9,400	107,756
Kansai Paint Co. Ltd.	2,400	50,439
Kao Corp.	6,600	503,609
Kawasaki Heavy Industries Ltd.	1,900	44,810
KDDI Corp.	24,000	610,720
Keihan Holdings Co. Ltd.	1,300	56,719
Keikyu Corp.	2,900	50,004
Keio Corp.	1,400	92,265
Keisei Electric Railway Co. Ltd.	1,700	62,007
Keyence Corp.	1,228	757,335
Kikkoman Corp.	1,900	82,852
Kintetsu Group Holdings Co. Ltd.	2,300	110,267
Kirin Holdings Co. Ltd.	11,300	243,995
Kobayashi Pharmaceutical Co. Ltd.	700	50,221
Kobe Steel Ltd.	4,100	26,911
Koito Manufacturing Co. Ltd.	1,400	74,923
Komatsu Ltd.	12,700	308,328
Konami Holdings Corp.	1,200	56,447
Konica Minolta, Inc.	6,000	58,461
Kose Corp.	400	67,513
Kubota Corp.	13,100	218,855
Kuraray Co. Ltd.	4,200	50,313
Kurita Water Industries Ltd.	1,300	32,389
Kyocera Corp.	4,300	281,752
Kyowa Hakko Kirin Co. Ltd.	3,400	61,348
Kyushu Electric Power Co., Inc.	5,000	49,122
Kyushu Railway Co.	2,100	61,263
Lawson, Inc.	700	33,629
LINE Corp.(b)	1,000	28,126
Lion Corp.	3,000	55,966
LIXIL Group Corp.	3,500	55,521
M3, Inc.	5,600	102,765
Makita Corp.	3,000	102,427

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Marubeni Corp.	20,800	$138,065
Marui Group Co. Ltd.	2,500	50,983
Maruichi Steel Tube Ltd.	700	19,481
Mazda Motor Corp.	7,600	78,671
McDonald’s Holdings Co. Japan Ltd.	900	39,708
Mebuki Financial Group, Inc.	10,980	28,692
Medipal Holdings Corp.	2,300	50,873
MEIJI Holdings Co. Ltd.	1,600	114,402
Mercari, Inc.(b)	1,000	26,639
MINEBEA MITSUMI, Inc.	5,100	86,892
MISUMI Group, Inc.	3,800	95,786
Mitsubishi Chemical Holdings Corp.	17,000	119,022
Mitsubishi Corp.	18,400	486,227
Mitsubishi Electric Corp.	25,100	331,824
Mitsubishi Estate Co. Ltd.	16,300	303,791
Mitsubishi Gas Chemical Co., Inc.	2,200	29,426
Mitsubishi Heavy Industries Ltd.	4,000	174,448
Mitsubishi Materials Corp.	1,400	39,884
Mitsubishi Motors Corp.	8,900	42,748
Mitsubishi Tanabe Pharma Corp.	3,400	37,837
Mitsubishi UFJ Financial Group, Inc.	164,360	782,843
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,400	28,695
Mitsui & Co. Ltd.	22,600	368,897
Mitsui Chemicals, Inc.	2,400	59,627
Mitsui Fudosan Co. Ltd.	11,900	289,220
Mitsui OSK Lines Ltd.	1,500	36,020
Mizuho Financial Group, Inc.	326,400	474,627
MonotaRO Co. Ltd.	1,700	41,644
MS&AD Insurance Group Holdings, Inc.	6,300	200,254
Murata Manufacturing Co. Ltd.	7,200	324,149
Nabtesco Corp.	1,500	41,905
Nagoya Railroad Co. Ltd.	2,400	66,466
NEC Corp.	3,500	138,114
Nexon Co. Ltd.(b)	5,900	86,197
NGK Insulators Ltd.	3,500	51,185
NGK Spark Plug Co. Ltd.	2,100	39,508
NH Foods Ltd.	1,200	51,450
Nidec Corp.	3,000	412,005
Nikon Corp.	4,300	61,144
Nintendo Co. Ltd.	1,500	550,348
Nippon Building Fund, Inc.	18	123,292
Nippon Electric Glass Co. Ltd.	1,100	27,958
Nippon Express Co. Ltd.	1,000	53,300
Nippon Paint Holdings Co. Ltd.	1,900	73,968
Nippon Prologis REIT, Inc.	23	53,127
Nippon Steel Corp.	10,800	185,868
Nippon Telegraph & Telephone Corp.	8,700	405,330
Nippon Yusen KK	2,000	32,189
Nissan Chemical Corp.	1,700	76,803
Nissan Motor Co. Ltd.	32,000	229,199
Nisshin Seifun Group, Inc.	2,600	59,381
Nissin Foods Holdings Co. Ltd.	800	51,601
Nitori Holdings Co. Ltd.	1,100	145,972
Nitto Denko Corp.	2,200	108,892
Nomura Holdings, Inc.	46,000	162,848
Nomura Real Estate Holdings, Inc.	1,700	36,616
Nomura Real Estate Master Fund, Inc.	52	79,970
Nomura Research Institute Ltd.	4,410	70,918
NSK Ltd.	4,800	42,904
NTT Data Corp.	8,400	112,157
NTT DOCOMO, Inc.	17,600	410,642
Obayashi Corp.	8,600	84,957
Obic Co. Ltd.	900	102,281
Odakyu Electric Railway Co. Ltd.	3,900	95,572

Security	Shares	Value

Japan (continued)
Oji Holdings Corp.	11,600	$67,194
Olympus Corp.	15,600	173,611
Omron Corp.	2,600	136,360
Ono Pharmaceutical Co. Ltd.	5,100	91,697
Oracle Corp.	500	36,608
Oriental Land Co. Ltd.	2,700	334,957
ORIX Corp.	18,300	273,492
Osaka Gas Co. Ltd.	5,000	87,260
Otsuka Corp.	1,400	56,458
Otsuka Holdings Co. Ltd.	5,200	169,919
Pan Pacific International Holdings Corp.	1,600	101,727
Panasonic Corp.	30,300	253,101
Park24 Co. Ltd.	1,500	35,021
PeptiDream, Inc.(b)	1,200	61,634
Persol Holdings Co. Ltd.	2,400	56,583
Pigeon Corp.	1,600	64,521
Pola Orbis Holdings, Inc.	1,200	33,627
Rakuten, Inc.	11,400	136,289
Recruit Holdings Co. Ltd.	15,900	532,362
Renesas Electronics Corp.(b)	11,100	55,220
Resona Holdings, Inc.	27,800	115,970
Ricoh Co. Ltd.	8,900	89,037
Rinnai Corp.	400	25,480
Rohm Co. Ltd.	1,300	87,589
Ryohin Keikaku Co. Ltd.	300	54,355
Sankyo Co. Ltd.	600	21,755
Santen Pharmaceutical Co. Ltd.	4,900	81,463
SBI Holdings, Inc.	2,945	73,149
Secom Co. Ltd.	2,800	241,275
Sega Sammy Holdings, Inc.	2,268	27,612
Seibu Holdings, Inc.	3,000	50,081
Seiko Epson Corp.	3,700	58,624
Sekisui Chemical Co. Ltd.	4,900	73,780
Sekisui House Ltd.	8,300	136,756
Seven & i Holdings Co. Ltd.	10,140	343,557
Seven Bank Ltd.	7,900	20,703
SG Holdings Co. Ltd.	1,300	36,965
Sharp Corp.	2,300	25,371
Shimadzu Corp.	3,000	73,854
Shimamura Co. Ltd.	300	22,460
Shimano, Inc.	1,000	149,010
Shimizu Corp.	7,300	60,781
Shin-Etsu Chemical Co. Ltd.	4,800	449,097
Shinsei Bank Ltd.	2,100	32,681
Shionogi & Co. Ltd.	3,700	213,797
Shiseido Co. Ltd.	5,100	385,747
Shizuoka Bank Ltd. (The)	5,700	42,093
Showa Denko KK	1,800	53,268
SMC Corp.	800	299,900
Softbank Corp.	22,500	292,294
SoftBank Group Corp.	22,000	1,059,637
Sohgo Security Services Co. Ltd.	900	41,600
Sompo Holdings, Inc.	4,400	170,199
Sony Corp.(c)	17,200	903,860
Sony Financial Holdings, Inc.	2,300	55,350
Stanley Electric Co. Ltd.	1,800	44,383
Subaru Corp.	8,200	199,647
SUMCO Corp.	3,100	36,952
Sumitomo Chemical Co. Ltd.	20,000	93,127
Sumitomo Corp.	15,000	227,821
Sumitomo Dainippon Pharma Co. Ltd.	2,100	39,979
Sumitomo Electric Industries Ltd.	10,000	131,626
Sumitomo Heavy Industries Ltd.	1,500	51,822
Sumitomo Metal Mining Co. Ltd.	3,100	92,927
Sumitomo Mitsui Financial Group, Inc.	17,900	634,478

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sumitomo Mitsui Trust Holdings, Inc.	4,400	$159,859
Sumitomo Realty & Development Co. Ltd.	4,500	160,986
Sumitomo Rubber Industries Ltd.	2,300	26,639
Sundrug Co. Ltd.	1,000	27,121
Suntory Beverage & Food Ltd.	1,800	78,268
Suzuken Co. Ltd.	1,000	58,764
Suzuki Motor Corp.	4,600	216,412
Sysmex Corp.	2,200	143,924
T&D Holdings, Inc.	7,400	80,538
Taiheiyo Cement Corp.	1,600	48,577
Taisei Corp.	2,800	101,994
Taisho Pharmaceutical Holdings Co. Ltd.	500	38,513
Taiyo Nippon Sanso Corp.	1,700	36,195
Takeda Pharmaceutical Co. Ltd.	19,871	706,868
TDK Corp.	1,800	140,209
Teijin Ltd.	2,400	41,003
Terumo Corp.	8,400	250,937
THK Co. Ltd.	1,600	38,486
Tobu Railway Co. Ltd.	2,500	72,961
Toho Co. Ltd.	1,500	63,906
Toho Gas Co. Ltd.	1,000	36,872
Tohoku Electric Power Co., Inc.	5,700	57,678
Tokio Marine Holdings, Inc.	8,700	436,526
Tokyo Century Corp.	600	25,390
Tokyo Electric Power Co. Holdings, Inc.(b)	19,200	100,283
Tokyo Electron Ltd.	2,100	295,166
Tokyo Gas Co. Ltd.	5,200	122,574
Tokyu Corp.	6,600	117,181
Tokyu Fudosan Holdings Corp.	6,800	37,633
Toppan Printing Co. Ltd.	3,300	50,181
Toray Industries, Inc.	18,400	139,794
Toshiba Corp.	7,400	230,693
Tosoh Corp.	3,500	49,367
TOTO Ltd.	1,900	75,244
Toyo Seikan Group Holdings Ltd.	2,000	39,766
Toyo Suisan Kaisha Ltd.	1,200	49,463
Toyoda Gosei Co. Ltd.	900	17,589
Toyota Industries Corp.	2,100	115,821
Toyota Motor Corp.	30,700	1,905,360
Toyota Tsusho Corp.	2,800	85,055
Trend Micro, Inc.	1,600	71,494
Tsuruha Holdings, Inc.	500	46,372
Unicharm Corp.	5,400	162,802
United Urban Investment Corp.	39	65,370
USS Co. Ltd.	2,900	57,290
Welcia Holdings Co. Ltd.	600	24,479
West Japan Railway Co.	2,200	178,058
Yahoo Japan Corp.	37,900	111,485
Yakult Honsha Co. Ltd.	1,500	88,528
Yamada Denki Co. Ltd.	8,400	37,176
Yamaha Corp.	1,800	85,675
Yamaha Motor Co. Ltd.	3,700	65,948
Yamato Holdings Co. Ltd.	4,100	83,572
Yamazaki Baking Co. Ltd.	1,600	24,225
Yaskawa Electric Corp.	3,200	109,430
Yokogawa Electric Corp.	3,000	59,048
Yokohama Rubber Co. Ltd. (The)	1,600	29,459
ZOZO, Inc.	2,700	50,671

		44,376,873

Security	Shares	Value

Luxembourg — 0.2%
ArcelorMittal	9,140	$163,496
Eurofins Scientific SE(c)	152	67,072
RTL Group SA	515	26,359
SES SA, FDR	4,843	75,721
Tenaris SA	6,279	82,354

		415,002

Macau — 0.3%
Galaxy Entertainment Group Ltd.	32,000	215,264
MGM China Holdings Ltd.	12,800	21,745
Sands China Ltd.	32,400	154,777
SJM Holdings Ltd.	26,000	29,565
Wynn Macau Ltd.	20,800	46,564

		467,915

Mexico — 0.0%
Fresnillo plc	2,939	32,528

Netherlands — 4.7%
ABN AMRO Group NV, CVA(d)	5,624	120,340
Adyen NV(b)(d)	139	107,223
Aegon NV	23,684	117,649
Akzo Nobel NV	3,079	289,334
ASML Holding NV	5,686	1,183,199
EXOR NV	1,442	101,024
Heineken Holding NV	1,532	160,470
Heineken NV	3,447	384,177
ING Groep NV	51,896	601,150
Koninklijke Ahold Delhaize NV	15,911	357,197
Koninklijke DSM NV	2,420	298,590
Koninklijke KPN NV	44,704	137,277
Koninklijke Philips NV	12,431	540,450
Koninklijke Vopak NV	935	43,057
NN Group NV	4,004	160,956
NXP Semiconductors NV	3,947	385,267
Randstad NV	1,584	86,934
Royal Dutch Shell plc, Class A	59,181	1,931,526
Royal Dutch Shell plc, Class B	50,085	1,641,120
Wolters Kluwer NV	3,735	271,726

		8,918,666

New Zealand — 0.2%
a2 Milk Co. Ltd.(b)	9,707	95,954
Auckland International Airport Ltd.	12,791	84,680
Fisher & Paykel Healthcare Corp. Ltd.	7,597	79,028
Fletcher Building Ltd.	11,346	36,971
Meridian Energy Ltd.	17,039	54,443
Ryman Healthcare Ltd.	5,318	42,001
Spark New Zealand Ltd.	24,403	65,653

		458,730

Norway — 0.7%
Aker BP ASA	1,436	41,416
DNB ASA	12,937	241,064
Equinor ASA	13,379	265,404
Gjensidige Forsikring ASA	2,659	53,593
Mowi ASA	5,540	129,630
Norsk Hydro ASA	17,881	64,045
Orkla ASA	10,838	96,186
Schibsted ASA, Class B	1,303	33,971
Telenor ASA	9,912	210,592
Yara International ASA	2,361	114,699

		1,250,600

Portugal — 0.2%
EDP - Energias de Portugal SA	34,032	129,336
Galp Energia SGPS SA	6,665	102,503

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal (continued)
Jeronimo Martins SGPS SA	3,347	$53,951

		285,790

Russia — 0.0%
Evraz plc	6,748	57,138

Singapore — 1.3%
Ascendas REIT	32,962	76,059
CapitaLand Commercial Trust	34,838	55,905
CapitaLand Ltd.	34,092	89,022
CapitaLand Mall Trust	33,000	64,177
City Developments Ltd.	5,431	38,044
ComfortDelGro Corp. Ltd.	28,800	56,638
DBS Group Holdings Ltd.	23,867	458,486
Genting Singapore Ltd.	80,400	54,701
Golden Agri-Resources Ltd.	85,302	18,314
Jardine Cycle & Carriage Ltd.	1,283	34,381
Keppel Corp. Ltd.	19,302	95,108
Oversea-Chinese Banking Corp. Ltd.	42,835	361,322
SATS Ltd.	9,000	34,725
Sembcorp Industries Ltd.	13,100	23,349
Singapore Airlines Ltd.	7,200	49,337
Singapore Exchange Ltd.	10,700	62,686
Singapore Press Holdings Ltd.	21,330	38,474
Singapore Technologies Engineering Ltd.	20,781	63,648
Singapore Telecommunications Ltd.	112,850	292,091
Suntec REIT	24,100	34,574
United Overseas Bank Ltd.	17,859	345,253
UOL Group Ltd.	5,646	31,539
Venture Corp. Ltd.	3,600	43,465
Wilmar International Ltd.	25,500	69,805

		2,491,103

South Africa — 0.2%
Anglo American plc(c)	14,035	400,958
Investec plc	8,906	57,895

		458,853

Spain — 2.9%
ACS Actividades de Construccion y Servicios SA	3,463	138,551
Aena SME SA(d)	900	178,382
Amadeus IT Group SA(c)	5,939	470,639
Banco Bilbao Vizcaya Argentaria SA	88,661	494,523
Banco de Sabadell SA	74,815	77,548
Banco Santander SA	218,241	1,011,471
Bankia SA	16,407	38,753
Bankinter SA	8,963	61,782
CaixaBank SA	47,717	136,853
Cellnex Telecom SA(d)	2,594	95,961
Enagas SA	3,015	80,460
Endesa SA(c)	4,223	108,618
Ferrovial SA	6,685	171,127
Grifols SA	3,966	117,368
Iberdrola SA	78,390	780,465
Industria de Diseno Textil SA	14,821	445,924
Mapfre SA	14,331	41,908
Naturgy Energy Group SA	4,013	110,594
Red Electrica Corp. SA	5,756	119,887
Repsol SA	18,613	292,091
Siemens Gamesa Renewable Energy SA(b)	3,170	52,688
Telefonica SA	63,353	520,971

		5,546,564

Security	Shares	Value

Sweden — 2.4%
Alfa Laval AB	3,904	$85,312
Assa Abloy AB, Class B	13,323	300,603
Atlas Copco AB, Class A	9,266	296,935
Atlas Copco AB, Class B	5,188	149,157
Boliden AB(b)	3,637	93,194
Electrolux AB	2,964	75,978
Epiroc AB, Class A(b)	8,928	93,024
Epiroc AB, Class B(b)	5,188	51,462
Essity AB, Class B	8,062	248,015
Hennes & Mauritz AB, Class B	11,653	207,029
Hexagon AB, Class B	3,437	191,110
Husqvarna AB, Class B	5,551	51,982
ICA Gruppen AB	1,070	45,998
Industrivarden AB, Class C	2,221	49,281
Investor AB, Class B	6,084	292,574
Kinnevik AB, Class B	3,118	81,161
L E Lundbergforetagen AB, Class B	1,010	37,852
Lundin Petroleum AB	2,489	77,549
Sandvik AB	15,561	285,950
Securitas AB, Class B	4,163	73,071
Skandinaviska Enskilda Banken AB, Class A	21,639	200,354
Skanska AB, Class B	4,522	81,708
SKF AB, Class B	5,029	92,580
Svenska Handelsbanken AB, Class A	20,311	200,443
Swedbank AB, Class A	12,040	181,254
Swedish Match AB	2,339	98,889
Tele2 AB, Class B	6,403	93,517
Telefonaktiebolaget LM Ericsson, Class B	40,984	389,009
Telia Co. AB	37,422	165,904
Volvo AB, Class B	20,751	329,727

		4,620,622

Switzerland — 9.6%
ABB Ltd. (Registered)	24,927	499,741
Adecco Group AG (Registered)	2,162	129,931
Alcon, Inc.(b)	5,803	358,333
Baloise Holding AG (Registered)	649	114,942
Barry Callebaut AG (Registered)	29	58,204
Chocoladefabriken Lindt & Spruengli AG	14	101,895
Chocoladefabriken Lindt & Spruengli AG (Registered)	2	162,672
Cie Financiere Richemont SA (Registered)	6,973	592,541
Clariant AG (Registered)(b)	2,648	53,874
Coca-Cola HBC AG(b)	2,691	101,653
Credit Suisse Group AG (Registered)(b)	34,613	414,289
Dufry AG (Registered)(b)(c)	430	36,439
EMS-Chemie Holding AG (Registered)	109	70,757
Geberit AG (Registered)	492	229,974
Givaudan SA (Registered)(b)	123	347,417
Glencore plc(b)	151,024	522,683
Julius Baer Group Ltd.(b)	2,976	132,593
Kuehne + Nagel International AG (Registered)	718	106,650
LafargeHolcim Ltd. (Registered)(b)(c)	6,477	316,703
Lonza Group AG (Registered)(b)	1,019	344,007
Nestle SA (Registered)	41,114	4,256,213
Novartis AG (Registered)	29,019	2,649,196
Pargesa Holding SA, Class BR	513	39,565
Partners Group Holding AG	231	181,663
Roche Holding AG	9,385	2,638,948
Schindler Holding AG	541	120,588

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Schindler Holding AG (Registered)	268	$58,588
SGS SA (Registered)	71	180,969
Sika AG (Registered)	1,722	294,191
Sonova Holding AG (Registered)	738	167,968
STMicroelectronics NV	9,080	161,044
Straumann Holding AG (Registered)	137	121,064
Swatch Group AG (The)	410	117,532
Swatch Group AG (The) (Registered)	742	40,211
Swiss Life Holding AG (Registered)(b)	455	225,583
Swiss Prime Site AG (Registered)(b)	1,010	88,209
Swiss Re AG	4,106	417,241
Swisscom AG (Registered)	344	172,788
Temenos AG (Registered)(b)	803	143,780
UBS Group AG (Registered)(b)	52,134	619,625
Vifor Pharma AG	605	87,446
Zurich Insurance Group AG	2,019	702,510

		18,180,220

United Arab Emirates — 0.0%
NMC Health plc	1,384	42,344

United Kingdom — 13.8%
3i Group plc	12,977	183,598
Admiral Group plc	2,678	75,094
Ashtead Group plc	6,516	186,692
Associated British Foods plc	4,737	148,293
AstraZeneca plc	16,908	1,382,258
Auto Trader Group plc(d)	12,604	87,784
Aviva plc	52,775	279,526
BAE Systems plc	43,651	274,342
Barclays plc	227,326	432,386
Barratt Developments plc	13,463	97,970
Berkeley Group Holdings plc	1,695	80,332
BP plc	268,484	1,870,466
British American Tobacco plc	30,753	1,073,770
British Land Co. plc (The)	12,415	84,969
BT Group plc	112,599	281,535
Bunzl plc	4,467	117,866
Burberry Group plc	5,561	131,808
Centrica plc	74,586	83,146
CNH Industrial NV	13,491	138,596
Coca-Cola European Partners plc(c)	2,902	163,963
Compass Group plc	21,108	505,996
Croda International plc	1,708	111,099
DCC plc	1,319	117,670
Diageo plc	32,623	1,404,103
Direct Line Insurance Group plc	18,282	77,064
easyJet plc	2,112	25,571
Experian plc	12,247	370,956
Fiat Chrysler Automobiles NV(b)	14,876	206,456
G4S plc(c)	20,630	54,579
GlaxoSmithKline plc	66,627	1,335,528
GVC Holdings plc	7,296	60,480
Halma plc(c)	5,071	130,237
Hargreaves Lansdown plc	3,784	92,455
HSBC Holdings plc	267,804	2,235,163
Imperial Brands plc	12,697	297,937
Informa plc	16,631	176,369
InterContinental Hotels Group plc	2,287	150,416
Intertek Group plc	2,146	150,027
ITV plc	48,169	66,061
J Sainsbury plc	23,366	58,064
John Wood Group plc	9,011	51,885
Johnson Matthey plc	2,573	108,780
Kingfisher plc	28,521	77,739

Security	Shares	Value

United Kingdom (continued)
Land Securities Group plc	9,924	$105,122
Legal & General Group plc	79,311	271,721
Lloyds Banking Group plc	958,314	688,281
London Stock Exchange Group plc	4,178	291,142
Marks & Spencer Group plc	25,923	69,311
Meggitt plc	10,324	68,783
Melrose Industries plc	64,402	148,045
Merlin Entertainments plc(d)	9,513	54,378
Micro Focus International plc	4,812	126,556
Mondi plc	4,883	111,138
National Grid plc	45,603	484,982
Next plc	1,872	131,090
Ocado Group plc(b)	6,072	90,011
Pearson plc	10,380	107,994
Persimmon plc	4,139	105,151
Prudential plc	34,622	755,832
Reckitt Benckiser Group plc	9,451	746,201
RELX plc	26,352	639,154
Rentokil Initial plc	24,703	124,718
Rolls-Royce Holdings plc(b)	23,013	245,847
Royal Bank of Scotland Group plc	64,051	178,645
RSA Insurance Group plc	13,648	100,020
Sage Group plc (The)	14,406	146,921
Schroders plc	1,653	64,125
Segro plc	14,557	135,155
Severn Trent plc	3,146	81,843
Smith & Nephew plc	11,624	252,411
Smiths Group plc	5,262	104,693
Spirax-Sarco Engineering plc	983	114,756
SSE plc	13,551	193,147
St. James’s Place plc	7,035	98,226
Standard Chartered plc	37,414	339,415
Standard Life Aberdeen plc	31,196	116,722
Taylor Wimpey plc	43,564	87,418
Tesco plc	133,153	383,837
Unilever NV, CVA	19,469	1,182,901
Unilever plc	14,921	926,225
United Utilities Group plc	9,066	90,242
Vodafone Group plc	360,816	591,400
Weir Group plc (The)	3,203	63,023
Whitbread plc	2,441	143,623
Wm Morrison Supermarkets plc	29,757	76,168
WPP plc	17,448	219,783

		26,095,185

United States — 0.2%
Carnival plc	2,337	102,847
Ferguson plc	3,075	218,909
QIAGEN NV(b)	3,012	122,564

		444,320

Total Common Stocks — 98.3% (Cost: $188,737,148)		186,005,066

Preferred Securities — 0.5%

Preferred Stocks — 0.5%

Germany — 0.5%
Bayerische Motoren Werke AG (Preference)	733	45,418
Fuchs Petrolub SE (Preference)	924	36,276
Henkel AG & Co. KGaA (Preference)	2,360	230,854
Porsche Automobil Holding SE (Preference)	2,036	131,901
Sartorius AG (Preference)	473	97,005

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Volkswagen AG (Preference)	2,471	$416,209

		957,663

United Kingdom — 0.0%
Rolls-Royce Holdings plc (Preference)(b)(e)	1,633,923	2,075

Total Preferred Stocks — 0.5% (Cost: $711,210)		959,738

Rights — 0.0%

Spain — 0.0%(b)
ACS Actividades de Construccion y Servicios SA	3,463	5,434
Repsol SA	18,613	10,324

Total Rights — 0.0% (Cost: $16,073)		15,758

Total Long-Term Investments — 98.8% (Cost: $189,464,431)		186,980,562

Security	Shares	Value

Short-Term Securities — 1.6%(f)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	230,876	$230,876
SL Liquidity Series, LLC, Money Market Series, 2.55%(g)	2,809,413	2,810,256

Total Short-Term Securities — 1.6% (Cost: $3,040,969)		3,041,132

Total Investments — 100.4% (Cost: $192,505,400)		190,021,694
Liabilities in Excess of Other Assets — (0.4)%		(850,154)

Net Assets — 100.0%		$189,171,540

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Non-income producing security.
(c)	Security, or a portion of the security, is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	35,389	195,487	230,876	$230,876	$656		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	2,809,413	2,809,413	2,810,256	12,749	(b)	(21)	163

				$3,041,132	$13,405		$(21)	$163

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	3	09/12/19	$295	$999
SPI 200 Index	1	09/19/19	115	1,569
EURO STOXX 50 Index	15	09/20/19	591	13,057
FTSE 100 Index	3	09/20/19	281	3,422

				$19,047

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$19,047	$—	$—	$—	$19,047

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$102,201	$—	$—	$—	$102,201

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	54,326	—	—	—	54,326

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,460,238

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock International Index V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$14,900,861	$—	$14,900,861
Austria	—	421,742	—	421,742
Belgium	—	1,811,512	—	1,811,512
Chile	—	61,931	—	61,931
China	54,662	228,835	—	283,497
Colombia	—	49,480	—	49,480
Denmark	197,290	3,001,389	—	3,198,679
Finland	92,268	2,055,799	—	2,148,067
France	1,267,840	19,500,839	—	20,768,679
Germany	297,550	15,120,858	—	15,418,408
Hong Kong	186,743	6,554,966	3	6,741,712
Ireland	567,940	589,864	—	1,157,804
Israel	460,167	601,764	—	1,061,931
Italy	—	3,838,310	—	3,838,310
Japan	—	44,376,873	—	44,376,873
Luxembourg	75,721	339,281	—	415,002
Macau	—	467,915	—	467,915
Mexico	—	32,528	—	32,528
Netherlands	385,267	8,533,399	—	8,918,666
New Zealand	—	458,730	—	458,730
Norway	33,971	1,216,629	—	1,250,600
Portugal	—	285,790	—	285,790
Russia	—	57,138	—	57,138
Singapore	—	2,491,103	—	2,491,103
South Africa	—	458,853	—	458,853
Spain	—	5,546,564	—	5,546,564
Sweden	45,998	4,574,624	—	4,620,622
Switzerland	622,900	17,557,320	—	18,180,220
United Arab Emirates	—	42,344	—	42,344
United Kingdom	163,963	25,931,222	—	26,095,185
United States	—	444,320	—	444,320
Preferred Securities:
Germany	—	957,663	—	957,663
United Kingdom	—	—	2,075	2,075
Rights (a)	15,758	—	—	15,758
Short-Term Securities	230,876	—	—	230,876

Subtotal	$4,698,914	$182,510,446	$2,078	$187,211,438

Investments valued at NAV (b)				2,810,256

Total Investments				$190,021,694

Derivative Financial Instruments (c)
Assets:
Equity contracts	$19,047	$—	$—	$19,047

(a)	See above Schedule of Investments for values in each country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Statement of Assets and Liabilities (unaudited) June 30, 2019

BlackRock International Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,680,625) (cost — $189,464,431)	$186,980,562
Investments at value — affiliated (cost — $3,040,969)	3,041,132
Cash pledged for futures contracts	75,850
Foreign currency at value (cost — $509,234)	513,340
Receivables:
Securities lending income — affiliated	2,537
Dividends — affiliated	141
Dividends — unaffiliated	1,512,848
Variation margin on futures contracts	10,619
Deferred offering costs	12,900
Prepaid expenses	1,568
Other assets	62,127

Total assets	192,213,624

LIABILITIES
Cash collateral on securities loaned at value	2,810,114
Payables:
Accounting services fees	13,678
Capital shares redeemed	56,334
Custodian fees	14,434
Investment advisory fees	15,082
Offering costs	33,914
Directors’ and Officer’s fees	5,604
Pricing fees	13,353
Professional fees	27,849
Transfer agent fees	41,112
Variation margin on futures contracts	1,617
Other accrued expenses	8,993

Total liabilities	3,042,084

NET ASSETS	$189,171,540

NET ASSETS CONSIST OF
Paid-in capital	$188,519,935
Accumulated earnings	651,605

NET ASSETS	$189,171,540

NET ASSET VALUE
Class I — Based on net assets of $189,171,540 and 20,791,817 shares outstanding, 100 million shares authorized, $0.10 par value	$9.10

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock International Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$656
Dividends — unaffiliated	4,796,858
Securities lending income — affiliated — net	12,749
Foreign taxes withheld	(439,535)

Total investment income	4,370,728

EXPENSES
Investment advisory	72,770
Transfer agent	48,487
Professional	34,062
Accounting services	26,932
Printing	24,855
Custodian	18,419
Offering	17,544
Pricing	13,354
Directors and Officer	8,982
Registration	188
Miscellaneous	606

Total expenses	266,199
Less:
Fees waived and/or reimbursed by the Manager	(669)
Transfer agent fees waived and/or reimbursed	(20,395)

Total expenses after fees waived and/or reimbursed	245,135

Net investment income	4,125,593

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(21)
Investments — unaffiliated	114,207
Foreign currency transactions	35,972
Futures contracts	102,201

252,359

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	163
Investments — unaffiliated	19,179,295
Foreign currency translations	1,620
Futures contracts	54,326

19,235,404

Net realized and unrealized gain	19,487,763

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,613,356

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BlackRock International Index V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 4,125,593	$ 8,724,580
Net realized gain	252,359	52,019,023
Net change in unrealized appreciation (depreciation)	19,235,404	(88,975,813)

Net increase (decrease) in net assets resulting from operations	23,613,356	(28,232,210)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	—	(60,158,843)

CAPITAL SHARE TRANSACTIONS
Shares sold	1,149,224	3,757,710
Shares issued in reinvestment of distributions	—	60,158,359
Shares redeemed	(6,220,182)	(139,137,066)

Net decrease in net assets derived from capital share transactions	(5,070,958)	(75,220,997)

NET ASSETS
Total increase (decrease) in net assets	18,542,398	(163,612,050)
Beginning of period	170,629,142	334,241,192

End of period	$ 189,171,540	$ 170,629,142

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Index V.I. Fund (a)
	Class I
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Net asset value, beginning of period	$7.98	$14.28	$11.84	$12.21	$12.76	$14.01

Net investment income (b)	0.20	0.42	0.36	0.34	0.31	0.44
Net realized and unrealized gain (loss)	0.92	(2.40)	2.65	(0.24)	(0.45)	(1.26)

Net increase (decrease) from investment operations	1.12	(1.98)	3.01	0.10	(0.14)	(0.82)

Distributions (c)
From net investment income	—	(0.64)	(0.40)	(0.35)	(0.30)	(0.43)
From net realized gain	—	(3.68)	(0.17)	(0.12)	(0.11)	—

Total distributions	—	(4.32)	(0.57)	(0.47)	(0.41)	(0.43)

Net asset value, end of period	$9.10	$7.98	$14.28	$11.84	$12.21	$12.76

Total Return (d)
Based on net asset value	14.04%(e)	(13.70)%	25.40%	0.90%	(1.16)%	(5.88)%

Ratios to Average Net Assets
Total expenses	0.29%(f)	0.31%(g)	0.26%	0.42%	0.68%	0.64%

Total expenses after fees waived and/or reimbursed	0.27%(f)	0.24%(g)	0.26%(h)	0.42%(h)	0.68%(h)	0.64%(h)

Net investment income	4.43%(f)	3.00%	2.69%	2.83%	2.31%	3.12%

Supplemental Data
Net assets, end of period (000)	$189,172	$170,629	$334,241	$275,529	$280,934	$290,761

Portfolio turnover rate	1%	4%	4%	3%	3%	3%

(a)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.27% and 0.24%, respectively.

(h)	The expense ratio includes the effect of expense reimbursements that are less than 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock International Index V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: On October 29, 2018, the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, reorganized into the Fund (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization. The Reorganization was approved by shareholders of the Predecessor Fund.

The Predecessor Fund is the performance and accounting survivor of the Reorganization, meaning that the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization. The Reorganization was tax-free; accordingly, the Predecessor Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund in exchange for an equal aggregate value of newly-issued shares of the Fund. Each shareholder of the Predecessor Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Predecessor Fund shares, as determined at the close of business on October 26, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Predecessor Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
International Equity Index Fund, a series of State Farm Variable Product Trust	14,050,452	1	14,050,452

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s net assets, fair value and cost of investments prior to the Reorganization were as follows:

Predecessor Fund	Net Assets	Fair Value of Investments	Cost Value of Investments
International Equity Index Fund, a series of State Farm Variable Product Trust	$177,944,330	$174,789,237	$190,647,069

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$843,062	$(843,062)	$—
Goldman Sachs & Co.	1,078,337	(1,078,337)	—
Jefferies & Co. LLC	713,033	(713,033)	—
JP Morgan Securities LLC	46,193	(46,193)	—

	$2,680,625	$(2,680,625)	$—

(a)

Cash collateral with a value of $ 2,810,114 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.08% of the average daily value of the Fund’s net assets.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $22.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived by the Manager pursuant to this arrangement.

The Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.27%. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived and/or reimbursed $647 and $20,395 which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to 0.05% of the average daily value of the Fund’s net assets. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver or contractual operational and recordkeeping services waiver described above or any voluntary waivers that may be in effect from time to time.

As of June 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021
Fund Level	$ 32,290	$ 647
Class I	15,533	20,395

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $2,759 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$273,929
Sales	326,799
Net Realized Gain	12,259

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $2,576,971 and $3,741,027, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$193,578,186

Gross unrealized appreciation	$56,058,898
Gross unrealized depreciation	(59,596,343)

Net unrealized depreciation	$(3,537,445)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18 (a)

	Shares	Amount	Shares	Amount

Class I
Shares sold	132,220	$1,149,224	280,077	$3,757,710
Shares issued in reinvestment of distributions	—	—	7,541,790	60,158,359
Shares redeemed	(717,594)	(6,220,182)	(9,845,024)	(139,137,066)

Net decrease	(585,374)	$(5,070,958)	(2,023,157)	$(75,220,997)

(a)

Includes the activity of the Predecessor Fund prior to the Reorganization on October 29, 2018. Excludes the exchange of shares of the Predecessor Fund for shares of the Fund during the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

As of June 30, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 790 Class I Shares of BlackRock International Index V.I. Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

CDI	Crest Depository Interests

CVA	Certification Van Aandelon (Dutch Certificate)

FDR	Fiduciary Depositary Receipt

REIT	Real Estate Investment Trust

SCA	Svenska Cellulosa Aktiebolaget

SDR	Swedish Depositary Receipts

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Large Cap Focus Growth V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Large Cap Focus Growth V.I. Fund

Investment Objective

BlackRock Large Cap Focus Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The largest contributor to relative performance was stock selection in the consumer discretionary sector, led by the internet & direct marketing retail sub-sector where an overweight to Amazon.com Inc. and an out-of-benchmark position in Brazilian e-commerce giant Mercado Libre, Inc. drove results. In industrials, stock selection in the professional services and industrial conglomerates sub-sectors contributed strongly to Fund results. Notably, an overweight position in CoStar Group Inc. within professional services and not owning 3M Company in industrial conglomerates aided relative returns. Lastly, within information technology (“IT”) an overweight to the software industry, specifically to ServiceNow Inc., proved advantageous.

The largest detractor to Fund performance over the period was positioning with respect to the financials sector. An absence of owning any companies in the insurance sub-sector detracted from Fund performance as several insurance names, such as Progressive Corp. and AON PLC, outperformed. Communication services was also a key detractor, led by stock selection in interactive media & services, particularly an underweight to Facebook Inc., which outperformed during the period, and an out-of-benchmark position in Chinese internet and entertainment conglomerate Tencent Holdings Ltd., which underperformed. Other notable detractors during the period included overweight positions in managed care enterprises Centene Corp. and United HealthGroup Inc., and an underweight position in Apple Inc.

Describe recent portfolio activity.

During the period, the Fund increased its weighting in the consumer discretionary sector by investing in the automobile industry. Exposure to the materials and industrials sectors was also increased. In contrast, the Fund lowered its exposure to the health care sector by decreasing its weight in health care providers and services. Additionally, exposure to the communication services and financials sectors was decreased.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was to the consumer discretionary sector, primarily to the internet and direct marketing retail industry. The Fund was also overweight to materials and financials. Conversely, the Fund was underweight in IT, having liquidated its holdings in the technology hardware, storages and peripherals industry. Additionally, the Fund remained underweight in the consumer staples and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Large Cap Focus Growth V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I(b)(c)	24.70%	11.48%	14.75%	16.72%
Class III(b)(c)	24.60	11.24	14.46	16.43
Russell 1000® Growth Index(d)	21.49	11.56	13.39	16.28

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Growth V.I. Fund”.

(d)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,247.00	$4.62	$1,000.00	$1,020.68	$4.16	0.83%
Class III	1,000.00	1,246.00	6.01	1,000.00	1,019.44	5.41	1.08

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	34%
Consumer Discretionary	20
Health Care	13
Communication Services	12
Industrials	8
Financials	5
Consumer Staples	3
Materials	3
Real Estate	2
Short-Term Securities	3
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Large Cap Focus Growth (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.9%

Aerospace & Defense — 2.9%
Boeing Co. (The)	15,351	$5,587,918

Automobiles — 2.3%
Ferrari NV(a)	26,975	4,354,304

Beverages — 2.9%
Constellation Brands, Inc., Class A	27,980	5,510,381

Capital Markets — 4.6%
CME Group, Inc.	22,710	4,408,238
S&P Global, Inc.	19,001	4,328,238

		8,736,476

Chemicals — 1.1%
Sherwin-Williams Co. (The)	4,741	2,172,753

Construction Materials — 1.8%
Vulcan Materials Co.	25,215	3,462,272

Entertainment — 3.1%
Netflix, Inc.(b)	16,023	5,885,568

Equity Real Estate Investment Trusts (REITs) — 2.0%
SBA Communications Corp.(b)	17,237	3,875,567

Health Care Equipment & Supplies — 6.9%(b)
Align Technology, Inc.	18,020	4,932,074
Boston Scientific Corp.	98,135	4,217,842
Intuitive Surgical, Inc.	7,372	3,866,983

		13,016,899

Health Care Providers & Services — 3.3%
UnitedHealth Group, Inc.	25,909	6,322,055

Hotels, Restaurants & Leisure — 2.0%
Domino’s Pizza, Inc.	13,399	3,728,674

Interactive Media & Services — 9.3%
Alphabet, Inc., Class A(b)	4,709	5,098,905
Facebook, Inc., Class A(b)	18,470	3,564,710
IAC/InterActiveCorp(a)(b)	20,278	4,411,073
Tencent Holdings Ltd.	101,946	4,611,978

		17,686,666

Internet & Direct Marketing Retail — 15.4%
Alibaba Group Holding Ltd., ADR(b)	22,205	3,762,638
Amazon.com, Inc.(b)	10,797	20,445,523
MercadoLibre, Inc.	8,195	5,013,455

		29,221,616

IT Services — 10.9%
Mastercard, Inc., Class A	31,761	8,401,738
PayPal Holdings, Inc.(b)	30,100	3,445,246
Visa, Inc., Class A	50,755	8,808,530

		20,655,514

Life Sciences Tools & Services — 1.9%
Illumina, Inc.(b)	9,731	3,582,468

Pharmaceuticals — 1.3%
Zoetis, Inc.	21,327	2,420,401

Professional Services — 3.4%
CoStar Group, Inc.(b)	11,739	6,504,110

Road & Rail — 1.8%
Union Pacific Corp.	20,695	3,499,731

Security	Shares		Value

Semiconductors & Semiconductor Equipment — 2.1%
ASML Holding NV (Registered), NYRS	18,743		$3,897,232

Software — 20.9%
Adobe, Inc.(b)	17,004		5,010,229
Autodesk, Inc.(b)	16,598		2,703,814
Coupa Software, Inc.(b)	16,919		2,142,115
Fair Isaac Corp.(b)	7,312		2,296,114
Intuit, Inc.	18,768		4,904,641
Microsoft Corp.	83,714		11,214,328
salesforce.com, Inc.(b)	43,732		6,635,456
ServiceNow, Inc.(b)	17,100		4,695,147

			39,601,844

Total Common Stocks — 99.9% (Cost: $138,421,958)			189,722,449

Total Long-Term Investments — 99.9% (Cost: $138,421,958)			189,722,449

Short-Term Securities — 3.2%

Money Market Funds — 3.2%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	513,465		513,465
SL Liquidity Series, LLC, Money Market Series, 2.55%(d)	5,534,977		5,536,638

Total Money Market Funds — 3.2% (Cost: $6,050,103)			6,050,103

	Par (000)

Time Deposits — 0.0%
Brown Brothers Harriman & Co.:
0.52%, 07/01/19 AUD	—	(e)	230
2.10%, 07/02/19 HKD	—	(e)	1

Total Time Deposits — 0.0% (Cost: $231)			231

Total Short-Term Securities — 3.2% (Cost: $6,050,334)			6,050,334

Total Investments — 103.1% (Cost: $144,472,292)			195,772,783

Liabilities in Excess of Other Assets — (3.1)%			(5,876,867)

Net Assets — 100.0%			$189,895,916

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Amount is less than $500.

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Large Cap Focus Growth V.I. Fund

*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,741,601	(3,228,136)	513,465	$513,465	$16,407		$(1)	$—
SL Liquidity Series, LLC, Money Market Series	7,770,691	(2,235,714)	5,534,977	5,536,638	2,963	(b)	680	777

				$6,050,103	$19,370		$679	$777

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$5,587,918	$—	$—	$5,587,918
Automobiles	4,354,304	—	—	4,354,304
Beverages	5,510,381	—	—	5,510,381
Capital Markets	8,736,476	—	—	8,736,476
Chemicals	2,172,753	—	—	2,172,753
Construction Materials	3,462,272	—	—	3,462,272
Entertainment	5,885,568	—	—	5,885,568
Equity Real Estate Investment Trusts (REITs)	3,875,567	—	—	3,875,567
Health Care Equipment & Supplies	13,016,899	—	—	13,016,899
Health Care Providers & Services	6,322,055	—	—	6,322,055
Hotels, Restaurants & Leisure	3,728,674	—	—	3,728,674
Interactive Media & Services	13,074,688	4,611,978	—	17,686,666
Internet & Direct Marketing Retail	29,221,616	—	—	29,221,616
IT Services	20,655,514	—	—	20,655,514
Life Sciences Tools & Services	3,582,468	—	—	3,582,468
Pharmaceuticals	2,420,401	—	—	2,420,401
Professional Services	6,504,110	—	—	6,504,110
Road & Rail	3,499,731	—	—	3,499,731
Semiconductors & Semiconductor Equipment	3,897,232	—	—	3,897,232
Software	39,601,844	—	—	39,601,844
Short-Term Securities:
Money Market Funds	513,465	—	—	513,465
Time Deposits	—	231	—	231

Subtotal	$185,623,936	$4,612,209	$—	$190,236,145

Investments valued at NAV(a)				5,536,638

Total Investments				$195,772,783

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Large Cap Focus Growth V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $5,416,145) (cost — $138,422,189)	$189,722,680
Investments at value — affiliated (cost — $6,050,103)	6,050,103
Receivables:
Securities lending income — affiliated	321
Capital shares sold	67,573
Dividends — affiliated	1,896
Dividends — unaffiliated	1,010
Prepaid expenses	1,503

Total assets	195,845,086

LIABILITIES
Cash collateral on securities loaned at value	5,538,187
Payables:
Capital shares redeemed	58,608
Custodian fees	38,276
Distribution fees	16,679
Investment advisory fees	100,201
Directors’ and Officer’s fees	5,646
Other affiliates	264
Professional fees	28,018
Transfer agent fees	96,095
Other accrued expenses	67,196

Total liabilities	5,949,170

NET ASSETS	$189,895,916

NET ASSETS CONSIST OF
Paid-in capital	$127,862,863
Accumulated earnings	62,033,053

NET ASSETS	$189,895,916

NET ASSET VALUE
Class I — Based on net assets of $105,670,775 and 6,361,072 shares outstanding, 100 million shares authorized, $0.10 par value	$16.61

Class III — Based on net assets of $84,225,141 and 5,149,530 shares outstanding, 100 million shares authorized, $0.10 par value	$16.36

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Large Cap Focus Growth V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$16,407
Dividends — unaffiliated	478,767
Securities lending income — affiliated — net	2,963
Foreign taxes withheld	(5,954)

Total investment income	492,183

EXPENSES
Investment advisory	584,625
Transfer agent — class specific	186,191
Distribution — class specific	98,074
Accounting services	27,274
Professional	26,073
Custodian	25,075
Printing	8,136
Directors and Officer	7,545
Transfer agent	2,480
Board realignment and consolidation	1,202
Registration	21
Miscellaneous	2,718

Total expenses	969,414
Less:
Fees waived and/or reimbursed by the Manager	(523)
Transfer agent fees waived and/or reimbursed — class specific	(123,036)

Total expenses after fees waived and/or reimbursed	845,855

Net investment loss	(353,672)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	679
Investments — unaffiliated	10,328,844
Foreign currency transactions	(104)

10,329,419

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	777
Investments — unaffiliated	28,942,776

28,943,553

Net realized and unrealized gain	39,272,972

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,919,300

See notes to financial statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Large Cap Focus Growth V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(353,672)	$(580,087)
Net realized gain	10,329,419	15,468,799
Net change in unrealized appreciation (depreciation)	28,943,553	(11,922,650)

Net increase in net assets resulting from operations	38,919,300	2,966,062

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	—	(10,303,447)
Class III	—	(7,856,717)

Decrease in net assets resulting from distributions to shareholders	—	(18,160,164)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,088,878)	22,131,719

NET ASSETS
Total increase in net assets	27,830,422	6,937,617
Beginning of period	162,065,494	155,127,877

End of period	$189,895,916	$162,065,494

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund

	Class I

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.32	$14.51	$13.35	$13.59	$14.08	$14.22

Net investment income (loss)(a)	(0.02)	(0.04)	0.02	0.09	0.08	0.09
Net realized and unrealized gain	3.31	0.49	3.92	0.99	0.31	1.92

Net increase from investment operations	3.29	0.45	3.94	1.08	0.39	2.01

Distributions(b)
From net investment income	—	—	(0.01)	(0.10)	(0.09)	(0.08)
From net realized gain	—	(1.64)	(2.77)	(1.22)	(0.79)	(2.07)

Total distributions	—	(1.64)	(2.78)	(1.32)	(0.88)	(2.15)

Net asset value, end of period	$16.61	$13.32	$14.51	$13.35	$13.59	$14.08

Total Return(c)
Based on net asset value	24.70%(d)	3.01%	29.56%	7.89%	2.73%	14.16%

Ratios to Average Net Assets(e)
Total expenses	0.97%(f)	0.96%	1.01%	0.96%	0.95%	0.96%

Total expenses after fees waived and/or reimbursed	0.83%(f)	0.82%	0.89%	0.84%	0.82%	0.83%

Net investment income (loss)	(0.28)%(f)	(0.23)%	0.10%	0.68%	0.59%	0.57%

Supplemental Data
Net assets, end of period (000)	$105,671	$91,380	$100,308	$87,346	$98,485	$108,329

Portfolio turnover rate	29%	63%	95%	37%	35%	51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund

	Class III

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017		2016	2015	2014

Net asset value, beginning of period	$13.13	$14.36	$13.24		$13.50	$13.99	$14.14

Net investment income (loss)(a)	(0.04)	(0.08)	(0.02)		0.06	0.05	0.05
Net realized and unrealized gain	3.27	0.49	3.88		0.96	0.30	1.92

Net increase from investment operations	3.23	0.41	3.86		1.02	0.35	1.97

Distributions(b)
From net investment income	—	—	(0.00	)(c)	(0.06)	(0.05)	(0.05)
From net realized gain	—	(1.64)	(2.74)		(1.22)	(0.79)	(2.07)
Total distributions	—	(1.64)	(2.74)		(1.28)	(0.84)	(2.12)

Net asset value, end of period	$16.36	$13.13	$14.36		$13.24	$13.50	$13.99

Total Return(d)
Based on net asset value	24.60%(e)	2.77%	29.23%		7.54%	2.51%	13.96%

Ratios to Average Net Assets(f)
Total expenses	1.22%(g)	1.22%	1.28%		1.22%	1.21%	1.22%

Total expenses after fees waived and/or reimbursed	1.08%(g)	1.07%	1.14%		1.09%	1.07%	1.09%

Net investment income (loss)	(0.53)%(g)	(0.48)%	(0.16)%		0.42%	0.35%	0.32%

Supplemental Data
Net assets, end of period (000)	$84,225	$70,685	$54,820		$39,346	$37,818	$32,090

Portfolio turnover rate	29%	63%	95%		37%	35%	51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Focus Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$4,366,915	$(4,366,915)	$—
JP Morgan Securities LLC	1,049,230	(1,049,230)	—

	$5,416,145	$(5,416,145)	$—

(a)

Cash collateral with a value of $5,538,187 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the class specific distribution fees borne directly by Class III were $98,074.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$105,108
Class III	81,083
$186,191

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $523.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $970 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 69,500
Class III	$ 53,536
$ 123,036

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $1,465 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $51,804,472 and $60,423,955, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$144,506,722

Gross unrealized appreciation	$51,789,212
Gross unrealized depreciation	(523,151)

Net unrealized appreciation	$51,266,061

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the

Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	72,584	$1,094,161	386,678	$6,168,160
Shares issued in reinvestment of distributions	—	—	755,113	10,303,447
Shares redeemed	(573,747)	(8,907,128)	(1,192,018)	(19,141,189)

Net decrease	(501,163)	$(7,812,967)	(50,227)	$(2,669,582)

Class III
Shares sold	862,273	$12,702,679	2,379,648	$38,478,618
Shares issued in reinvestment of distributions	—	—	587,788	7,856,717
Shares redeemed	(1,097,471)	(15,978,590)	(1,399,440)	(21,534,034)

Net increase (decrease)	(235,198)	$(3,275,911)	1,567,996	$24,801,301

Total Net Increase (Decrease)	(736,361)	$(11,088,878)	1,517,769	$22,131,719

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	17

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

HKD	Hong Kong Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

NYRS	New York Registered Shares

S&P	S&P Global Ratings

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Managed Volatility V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed its blended benchmark (50% MSCI All Country World Index (“ACWI”)/50% FTSE World Government Bond Index (hedged into USD)) and underperformed its performance benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The Fund’s relative value positioning across countries and sectors on the equity side of the portfolio was the largest constraint on Fund performance for the period. A preference for the health care sector versus the information technology (“IT”) sector was a material drag within equities. Country positioning within Asian equities further detracted, with a preference for Korea versus Singapore weighing on performance as Korean equities suffered in the wake of U.S.-China trade tensions. On the fixed-income side, a net short stance with respect to duration (and corresponding sensitivity to interest rates) in May detracted. Finally, a short position in the British pound early in the period negatively impacted Fund returns.

The Fund was positioned long in U.S. equities coming into the period in anticipation of a reversion in prices to a level more consistent with the macro data. As risk assets rallied in January, the Fund reduced its U.S. equity position, capturing profits in the process. However, the Fund maintained a directional long U.S. equity position throughout the period, further boosting return. Within emerging market bonds, a preference for Mexico over India on moderating inflation and attractive pricing aided performance in the first half of the period. Additionally, a long tilt to global developed market fixed-income in the first half of the period contributed as central banks became more dovish in response to broad-based weakness in global growth data. Relative value preferences for U.S. versus German bonds and Brazilian versus Korean bonds in the second half of the period also boosted return.

Describe recent portfolio activity.

The Fund entered the period net long both stocks and bonds. Early in the period, as equity markets rallied the Fund reduced the magnitude of its net equity long position. Similarly, the Fund trimmed its net long fixed-income position as global central banks became more dovish in response to continued softness in economic data. As global interest rates fell throughout the spring, the Fund pivoted to a net short fixed-income position in anticipation of a back-up in interest rates. In early June, fixed-income positioning was pared back to neutral before being moved to a short position as the period drew to a close. In currencies, the Fund moved from a long to a short position in the U.S. dollar over the period.

Derivatives are used by the portfolio management team as an efficient means to take active views on interest rates, equity indices and currencies in the Fund. During the period, the use of derivatives instead of physical instruments had a negative impact on Fund performance.

During the period, the Fund held a relatively high allocation to cash as a means of reducing overall portfolio volatility. The Fund’s cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

As of period end, the Fund had a net long position in global equities and was net short in global bonds. The Fund remained overweight to U.S. bonds versus German bonds, overweight to emerging market currencies and retained a sector underweight to IT. The Fund’s overall positioning reflected the investment adviser’s view that the underlying trends in growth and inflation remain more robust than headline numbers suggest.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Managed Volatility V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years		10 Years
Class I (b)(c)	0.37%	0.23%	1.50%		6.02%
Class III (b)(c)	0.22	(0.04)	1.24	(d)	5.76	(d)
50% MSCI ACWI/50% FTSE WGBI (hedged into USD)(e)	11.16	7.18	5.28		7.27
MSCI ACWI(f)	16.23	5.74	6.16		10.15
FTSE WGBI (hedged into USD)(g)	5.91	7.82	3.99		3.93
ICE BofAML 3-Month U.S. Treasury Bill Index(h)	1.24	2.31	0.87		0.49

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Balanced Capital V.I. Fund”.

(c)	The Fund uses an asset allocation strategy, investing various percentages of its portfolio in three major categories: stocks, bonds and money market investments.
(d)

The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)	A customized weighted index comprised of the returns of 50% MSCI ACWI/50% FTSE WGBI (hedged into USD).
(f)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 47 country indexes comprising of 23 developed and 24 emerging market country indexes.

(g)	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.
(h)

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the ICE BofAML 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,003.70	$2.93	$1,000.00	$1,021.87	$2.96	0.59%
Class III	1,000.00	1,002.20	4.17	1,000.00	1,020.63	4.21	0.84

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Common Stocks	83%
U.S. Treasury Obligations	17
Preferred Stocks	—	(b)
Corporate Bonds	—	(b)
Rights	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities.
(b)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 66.0%

Aerospace & Defense — 1.1%
Airbus SE	2,563	$362,720
BAE Systems plc	18,607	116,943
Boeing Co. (The)	1,864	678,515
Dassault Aviation SA	340	488,680
General Dynamics Corp.	386	70,182
Harris Corp.	294	55,604
Huntington Ingalls Industries, Inc.	326	73,265
Lockheed Martin Corp.	159	57,803
Northrop Grumman Corp.	221	71,407
Raytheon Co.	528	91,809
Singapore Technologies Engineering Ltd.	124,900	382,542
Spirit AeroSystems Holdings, Inc., Class A	168	13,670
Thales SA	843	104,129
TransDigm Group, Inc.(a)	220	106,436

		2,673,705

Air Freight & Logistics — 2.1%
CH Robinson Worldwide, Inc.(b)	9,217	777,454
Expeditors International of Washington, Inc.	3,779	286,675
FedEx Corp.	8,662	1,422,214
United Parcel Service, Inc., Class B(b)	19,408	2,004,264
XPO Logistics, Inc.(a)	9,256	535,089

		5,025,696

Airlines — 0.8%
American Airlines Group, Inc.	11,212	365,623
Delta Air Lines, Inc.	10,093	572,778
Deutsche Lufthansa AG (Registered)	3,785	64,897
easyJet plc	2,412	29,203
Southwest Airlines Co.	12,716	645,719
United Continental Holdings, Inc.(a)	4,026	352,476

		2,030,696

Automobiles — 1.3%
Bayerische Motoren Werke AG	2,815	208,078
Daimler AG (Registered)	10,987	612,765
Ferrari NV	868	140,737
Fiat Chrysler Automobiles NV(a)	7,016	97,371
Ford Motor Co.	30,981	316,935
General Motors Co.	14,831	571,438
Harley-Davidson, Inc.(b)	1,736	62,201
Honda Motor Co. Ltd.	6,800	175,840
Nissan Motor Co. Ltd.	6,300	45,123
Subaru Corp.	3,600	87,650
Tesla, Inc.(a)(b)	1,826	408,038
Toyota Motor Corp.	8,500	527,543

		3,253,719

Banks — 5.6%
AIB Group plc	34,671	141,770
Australia & New Zealand Banking Group Ltd.	14,081	279,499
Banco Bilbao Vizcaya Argentaria SA	59,018	329,184
Banco Santander SA	101,554	470,668
Bank Hapoalim BM	9,419	69,948
Bank Leumi Le-Israel BM	6,049	43,722
Bank of America Corp.	46,136	1,337,944
Bank of Ireland Group plc	19,908	104,151
Bank of Kyoto Ltd. (The)	300	11,631
Bank of Montreal	3,763	284,247
Bank of Nova Scotia (The)	6,229	334,579
Barclays plc	108,833	207,006
BNP Paribas SA	5,380	255,040
BOC Hong Kong Holdings Ltd.	12,000	47,246
CaixaBank SA	9,994	28,663
Canadian Imperial Bank of Commerce	2,173	170,880

Security	Shares	Value

Banks (continued)
Citigroup, Inc.	10,304	$721,589
Commonwealth Bank of Australia	8,445	491,402
Credit Agricole SA	7,106	84,794
DBS Group Holdings Ltd.	7,200	138,312
DNB ASA	14,012	261,095
Erste Group Bank AG(a)	1,309	48,543
FinecoBank Banca Fineco SpA	1,139	12,706
Fukuoka Financial Group, Inc.	6,000	109,880
Hang Seng Bank Ltd.	1,600	39,825
HSBC Holdings plc	105,029	876,600
ING Groep NV	14,143	163,829
Japan Post Bank Co. Ltd.	20,500	208,313
JPMorgan Chase & Co.	15,931	1,781,086
KBC Group NV	697	45,741
Mitsubishi UFJ Financial Group, Inc.	76,400	363,891
Mizuho Financial Group, Inc.	149,600	217,537
National Australia Bank Ltd.	11,659	219,004
Nordea Bank Abp	5,784	41,999
Oversea-Chinese Banking Corp. Ltd.	12,900	108,814
Royal Bank of Canada	8,068	641,164
Royal Bank of Scotland Group plc	38,958	108,658
Societe Generale SA	1,686	42,554
Standard Chartered plc	18,786	170,424
Sumitomo Mitsui Financial Group, Inc.	7,300	258,754
Svenska Handelsbanken AB, Class A	1,369	13,510
Toronto-Dominion Bank (The)	9,714	567,611
UniCredit SpA	8,249	101,536
United Overseas Bank Ltd.	5,100	98,594
US Bancorp	4,940	258,856
Wells Fargo & Co.	18,901	894,395
Westpac Banking Corp.	17,070	340,209

		13,547,403

Beverages — 0.2%
Anheuser-Busch InBev SA/NV	2,759	244,145
Diageo plc	4,778	205,646
Kirin Holdings Co. Ltd.	3,000	64,778
Treasury Wine Estates Ltd.	5,780	60,704

		575,273

Biotechnology — 1.8%
AbbVie, Inc.	10,587	769,887
Alexion Pharmaceuticals, Inc.(a)	1,268	166,083
Alkermes plc(a)	4,276	96,381
Amgen, Inc.	4,909	904,630
BeiGene Ltd., ADR(a)(b)	27	3,347
Biogen, Inc.(a)	1,293	302,394
Celgene Corp.(a)	5,105	471,906
CSL Ltd.	2,994	453,363
Exact Sciences Corp.(a)	404	47,688
Genmab A/S(a)	23	4,229
Gilead Sciences, Inc.	7,851	530,414
Incyte Corp.(a)	1,306	110,958
Ionis Pharmaceuticals, Inc.(a)	319	20,502
Regeneron Pharmaceuticals, Inc.(a)	256	80,128
Vertex Pharmaceuticals, Inc.(a)	2,201	403,619

		4,365,529

Building Products — 0.1%
Lennox International, Inc.	119	32,725
Masco Corp.	1,493	58,585
TOTO Ltd.	2,200	87,125

		178,435

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets — 1.9%
3i Group plc	6,061	$85,751
Ameriprise Financial, Inc.	300	43,548
ASX Ltd.	1,984	114,947
Bank of New York Mellon Corp. (The)	4,415	194,922
Brookfield Asset Management, Inc., Class A	5,773	276,185
Charles Schwab Corp. (The)	6,165	247,771
CME Group, Inc.	1,310	254,284
Credit Suisse Group AG (Registered)(a)	29,473	352,767
Deutsche Boerse AG	570	80,467
FactSet Research Systems, Inc.	42	12,036
Goldman Sachs Group, Inc. (The)	1,552	317,539
Hargreaves Lansdown plc	1,181	28,856
Hong Kong Exchanges & Clearing Ltd.	3,400	120,156
Intercontinental Exchange, Inc.	1,834	157,614
Japan Exchange Group, Inc.	4,200	66,893
Julius Baer Group Ltd.(a)	1,282	57,118
London Stock Exchange Group plc	715	49,824
Macquarie Group Ltd.	2,972	262,149
MarketAxess Holdings, Inc.	106	34,070
Moody’s Corp.	777	151,756
Morgan Stanley	8,447	370,063
MSCI, Inc.	796	190,077
Nomura Holdings, Inc.	44,700	158,246
Northern Trust Corp.	1,020	91,800
S&P Global, Inc.	1,458	332,118
Schroders plc	524	20,328
St. James’s Place plc	490	6,842
Standard Life Aberdeen plc	2,702	10,110
State Street Corp.	1,791	100,403
TD Ameritrade Holding Corp.	244	12,180
UBS Group AG (Registered)(a)	37,143	441,454

		4,642,274

Chemicals — 1.6%
Air Products & Chemicals, Inc.	175	39,615
Air Water, Inc.	19,600	336,500
Albemarle Corp.(b)	1,525	107,375
Asahi Kasei Corp.	10,100	107,975
BASF SE	3,819	277,829
Clariant AG (Registered)(a)	5,213	106,058
Corteva, Inc.(a)	1,603	47,401
Covestro AG(c)	868	44,189
Daicel Corp.	8,100	72,187
Dow, Inc.	4,325	213,266
DuPont de Nemours, Inc.	7,270	545,759
EMS-Chemie Holding AG (Registered)	116	75,301
Evonik Industries AG	3,442	100,292
Hitachi Chemical Co. Ltd.	500	13,628
Kaneka Corp.	5,100	192,284
Koninklijke DSM NV	85	10,488
Linde plc	1,864	374,291
LyondellBasell Industries NV, Class A	845	72,780
Mitsubishi Chemical Holdings Corp.	10,900	76,314
Mitsubishi Gas Chemical Co., Inc.	2,000	26,751
Mitsui Chemicals, Inc.	1,700	42,236
Nippon Paint Holdings Co. Ltd.	200	7,786
Nissan Chemical Corp.	1,300	58,731
Nitto Denko Corp.	2,300	113,842
Nutrien Ltd.	629	33,646
Sherwin-Williams Co. (The)	1,287	589,819
Shin-Etsu Chemical Co. Ltd.	300	28,069
Showa Denko KK	2,400	71,024
Toray Industries, Inc.	8,700	66,098

Security	Shares	Value

Chemicals (continued)
Tosoh Corp.	8,700	$122,713

		3,974,247

Commercial Services & Supplies — 0.7%
Cintas Corp.	1,109	263,155
Copart, Inc.(a)	1,290	96,415
Dai Nippon Printing Co. Ltd.	10,400	222,115
Edenred	10,076	513,518
ISS A/S	3,387	102,398
Republic Services, Inc.	658	57,009
Secom Co. Ltd.	3,300	284,360
Sohgo Security Services Co. Ltd.	2,300	106,311
Toppan Printing Co. Ltd.	11,200	170,311
Waste Management, Inc.	99	11,422

		1,827,014

Construction & Engineering — 0.8%
Bouygues SA	5,634	208,644
CIMIC Group Ltd.	2,862	89,997
Eiffage SA	5,369	530,616
Kajima Corp.	11,400	156,801
Obayashi Corp.	3,800	37,539
Shimizu Corp.	12,700	105,742
Taisei Corp.	3,800	138,421
Vinci SA	5,612	573,129

		1,840,889

Construction Materials — 0.0%
Taiheiyo Cement Corp.	300	9,108

Consumer Finance — 0.4%
Acom Co. Ltd.	6,800	24,540
AEON Financial Service Co. Ltd.	1,600	25,824
American Express Co.	4,174	515,238
Capital One Financial Corp.	1,201	108,979
Credit Saison Co. Ltd.	1,300	15,257
Discover Financial Services	2,216	171,939
Synchrony Financial	2,314	80,226

		942,003

Containers & Packaging — 0.4%
Amcor plc(a)	2,039	23,428
Ball Corp.	3,955	276,810
Crown Holdings, Inc.(a)	1,212	74,053
Sealed Air Corp.	2,596	111,057
Toyo Seikan Group Holdings Ltd.	5,600	111,344
Westrock Co.	11,618	423,709

		1,020,401

Distributors — 0.0%
Jardine Cycle & Carriage Ltd.	300	8,039

Diversified Financial Services — 0.8%
AMP Ltd.	6,837	10,199
AXA Equitable Holdings, Inc.	2,261	47,255
Berkshire Hathaway, Inc., Class B(a)	6,368	1,357,466
EXOR NV	241	16,884
Groupe Bruxelles Lambert SA	1,209	118,786
Industrivarden AB, Class C	2,864	63,549
Investor AB, Class B	372	17,889
ORIX Corp.	7,800	116,570
Wendel SA	1,015	138,372

		1,886,970

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	20,336	681,459
BCE, Inc.	517	23,522
BT Group plc	7,685	19,215

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Deutsche Telekom AG (Registered)	4,974	$86,173
Koninklijke KPN NV	1,884	5,785
Nippon Telegraph & Telephone Corp.	4,000	186,359
Orange SA	8,308	131,043
Singapore Telecommunications Ltd.	10,900	28,213
Spark New Zealand Ltd.	2,459	6,616
Swisscom AG (Registered)	200	100,458
Telefonica Deutschland Holding AG	5,590	15,618
Telefonica SA	25,358	208,526
Telenor ASA	6,430	136,613
Telia Co. AB	3,640	16,137
Telstra Corp. Ltd.	16,097	43,528
Verizon Communications, Inc.	21,567	1,232,123
Zayo Group Holdings, Inc.(a)	731	24,057

		2,945,445

Electric Utilities — 2.0%
American Electric Power Co., Inc.	6,793	597,852
Chubu Electric Power Co., Inc.	11,500	161,544
Chugoku Electric Power Co., Inc. (The)	7,400	93,320
CLP Holdings Ltd.	2,500	27,550
Duke Energy Corp.	6,578	580,443
Edison International	6,789	457,646
EDP — Energias de Portugal SA	3,844	14,609
Endesa SA(b)	893	22,968
Enel SpA	49,098	342,495
Entergy Corp.	1,652	170,040
Evergy, Inc.	565	33,985
Eversource Energy	223	16,894
Exelon Corp.	12,998	623,124
FirstEnergy Corp.	6,917	296,117
Iberdrola SA	22,431	223,327
Kansai Electric Power Co., Inc. (The)	6,700	76,805
Kyushu Electric Power Co., Inc.	3,600	35,368
NextEra Energy, Inc.	2,782	569,921
Pinnacle West Capital Corp.	859	80,823
PPL Corp.	1,284	39,817
Southern Co. (The)	2,895	160,036
Tohoku Electric Power Co., Inc.	7,900	79,939
Tokyo Electric Power Co. Holdings, Inc.(a)	13,600	71,034
Verbund AG	739	38,713
Xcel Energy, Inc.	2,909	173,056

		4,987,426

Electrical Equipment — 0.6%
ABB Ltd. (Registered)	1,210	24,258
Acuity Brands, Inc.	2,513	346,568
Eaton Corp. plc	1,455	121,172
Emerson Electric Co.	6,361	424,406
Fuji Electric Co. Ltd.	2,900	100,505
Mitsubishi Electric Corp.	9,600	126,913
Rockwell Automation, Inc.(b)	1,366	223,792
Sensata Technologies Holding plc(a)	1,618	79,282

		1,446,896

Electronic Equipment, Instruments & Components — 0.4%
CDW Corp.	2,138	237,318
Hitachi Ltd.	5,900	217,077
Ingenico Group SA	1,735	153,550
Keyence Corp.	200	123,344
Murata Manufacturing Co. Ltd.	200	9,004
Omron Corp.	3,600	188,806
Shimadzu Corp.	1,300	32,003
TDK Corp.	400	31,158

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A(a)	197	$41,270

		1,033,530

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co., Class A	7,318	180,243
Halliburton Co.	11,535	262,306
National Oilwell Varco, Inc.	5,301	117,841

		560,390

Entertainment — 1.1%
Konami Holdings Corp.	900	42,335
Live Nation Entertainment, Inc.(a)	962	63,733
Netflix, Inc.(a)	2,226	817,654
Nintendo Co. Ltd.	600	220,139
Toho Co. Ltd.	1,400	59,646
Ubisoft Entertainment SA(a)	1,030	80,555
Viacom, Inc., Class B	969	28,944
Vivendi SA	6,594	180,957
Walt Disney Co. (The)	8,145	1,137,368

		2,631,331

Food & Staples Retailing — 0.8%
Alimentation Couche-Tard, Inc., Class B	3,707	233,281
Coles Group Ltd.(a)	5,583	52,419
Colruyt SA	3,058	177,529
Costco Wholesale Corp.	623	164,634
George Weston Ltd.	822	62,374
ICA Gruppen AB	3,575	153,685
J Sainsbury plc	26,018	64,655
Jeronimo Martins SGPS SA	2,710	43,683
Koninklijke Ahold Delhaize NV	14,901	334,523
Kroger Co. (The)	2,201	47,784
Loblaw Cos. Ltd.	1,242	63,591
Metro, Inc.	1,520	57,037
Seven & i Holdings Co. Ltd.	2,900	98,256
Tesco plc	3,463	9,983
Walgreens Boots Alliance, Inc.	782	42,752
Walmart, Inc.	998	110,269
Wm Morrison Supermarkets plc	4,293	10,989
Woolworths Group Ltd.	5,363	125,232

		1,852,676

Food Products — 0.6%
a2 Milk Co. Ltd.(a)	2,052	20,284
Chocoladefabriken Lindt & Spruengli AG (Registered)	2	162,672
MEIJI Holdings Co. Ltd.	200	14,300
Nestle SA (Registered)	11,480	1,188,435
Orkla ASA	6,597	58,548
WH Group Ltd.(c)	67,500	68,472

		1,512,711

Gas Utilities — 0.2%
Hong Kong & China Gas Co. Ltd.	28,900	64,068
Naturgy Energy Group SA	1,710	47,126
Osaka Gas Co. Ltd.	4,100	71,553
Toho Gas Co. Ltd.	1,700	62,683
Tokyo Gas Co. Ltd.	5,600	132,003

		377,433

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	12,127	1,019,881
ABIOMED, Inc.(a)	28	7,294
Alcon, Inc.(a)	6,059	374,141
Align Technology, Inc.(a)	637	174,347
Baxter International, Inc.	4,375	358,312
Becton Dickinson and Co.(b)	1,271	320,305

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Boston Scientific Corp.(a)	7,320	$314,614
Cochlear Ltd.	465	67,702
Coloplast A/S, Class B	1,081	122,195
Danaher Corp.	3,825	546,669
Dentsply Sirona, Inc.	1,072	62,562
DexCom, Inc.(a)	136	20,378
Edwards Lifesciences Corp.(a)	1,327	245,150
Fisher & Paykel Healthcare Corp. Ltd.	9,783	101,768
Hologic, Inc.(a)	681	32,702
Hoya Corp.	3,500	268,990
IDEXX Laboratories, Inc.(a)	576	158,590
Intuitive Surgical, Inc.(a)	417	218,737
Koninklijke Philips NV	6,243	271,420
Medtronic plc	7,865	765,972
Olympus Corp.	5,900	65,660
Siemens Healthineers AG(c)	4,393	185,112
Smith & Nephew plc	5,475	118,887
Stryker Corp.	1,765	362,849
Sysmex Corp.	600	39,252
Teleflex, Inc.	68	22,518
Varian Medical Systems, Inc.(a)	246	33,488
Zimmer Biomet Holdings, Inc.	1,001	117,858

		6,397,353

Health Care Providers & Services — 1.6%
Alfresa Holdings Corp.	3,700	91,505
AmerisourceBergen Corp.	1,458	124,309
Anthem, Inc.	357	100,749
Cardinal Health, Inc.	2,280	107,388
Cigna Corp.	1,440	226,872
CVS Health Corp.	9,717	529,479
DaVita, Inc.(a)	1,624	91,366
Fresenius Medical Care AG & Co. KGaA	1,349	105,941
Fresenius SE & Co. KGaA	1,520	82,536
HCA Healthcare, Inc.(b)	3,297	445,656
Henry Schein, Inc.(a)	920	64,308
Laboratory Corp. of America Holdings(a)(b)	641	110,829
McKesson Corp.	1,500	201,585
Medipal Holdings Corp.	3,900	86,262
NMC Health plc	267	8,169
Quest Diagnostics, Inc.	962	97,941
Ramsay Health Care Ltd.	1,535	77,930
Ryman Healthcare Ltd.	14,115	111,478
Sonic Healthcare Ltd.	7,203	137,246
Suzuken Co. Ltd.	2,000	117,527
UnitedHealth Group, Inc.	3,799	926,994
Universal Health Services, Inc., Class B	822	107,181

		3,953,251

Health Care Technology — 0.1%(a)
Cerner Corp.	2,276	166,831
Veeva Systems, Inc., Class A	679	110,073

		276,904

Hotels, Restaurants & Leisure — 0.3%
Compass Group plc	2,974	71,292
Marriott International, Inc., Class A	1,911	268,094
Oriental Land Co. Ltd.	300	37,218
Restaurant Brands International, Inc.	1,352	94,022
Tabcorp Holdings Ltd.	11,051	34,528
Whitbread plc	1,972	116,028

		621,182

Household Durables — 0.1%
NVR, Inc.(a)	19	64,035
PulteGroup, Inc.	712	22,513

Security	Shares	Value

Household Durables (continued)
Sony Corp.	1,300	$68,315

		154,863

Household Products — 1.3%
Church & Dwight Co., Inc.	2,971	217,061
Clorox Co. (The)	1,619	247,885
Colgate-Palmolive Co.	1,880	134,740
Essity AB, Class B	4,824	148,403
Henkel AG & Co. KGaA	970	89,150
Kimberly-Clark Corp.	3,715	495,135
Procter & Gamble Co. (The)	14,226	1,559,881
Reckitt Benckiser Group plc	3,268	258,024

		3,150,279

Independent Power and Renewable Electricity Producers — 0.1%
Meridian Energy Ltd.	9,980	31,888
NRG Energy, Inc.	4,047	142,131
Uniper SE	1,918	58,119
Vistra Energy Corp.	1,748	39,575

		271,713

Industrial Conglomerates — 0.8%
DCC plc	2,904	259,070
General Electric Co.	46,161	484,690
Jardine Matheson Holdings Ltd.	500	31,536
Jardine Strategic Holdings Ltd.	3,700	141,182
Keihan Holdings Co. Ltd.	1,300	56,719
Keppel Corp. Ltd.	86,000	423,756
NWS Holdings Ltd.	95,000	195,393
Siemens AG (Registered)	1,880	223,824
Toshiba Corp.	1,600	49,880

		1,866,050

Insurance — 3.1%
Admiral Group plc	1,540	43,183
Aflac, Inc.	580	31,790
Ageas	929	48,345
AIA Group Ltd.	54,000	583,141
Allianz SE (Registered)	3,057	737,276
Allstate Corp. (The)	1,002	101,893
American International Group, Inc.	2,995	159,574
Aon plc	1,702	328,452
Assicurazioni Generali SpA	11,187	210,624
Aviva plc	27,462	145,454
AXA SA	9,406	247,018
Baloise Holding AG (Registered)	73	12,929
CNP Assurances	3,127	70,978
Dai-ichi Life Holdings, Inc.	1,200	18,156
Direct Line Insurance Group plc	2,825	11,908
Erie Indemnity Co., Class A	266	67,638
Fairfax Financial Holdings Ltd.	169	82,949
Gjensidige Forsikring ASA	5,686	114,602
Great-West Lifeco, Inc.	4,323	99,529
Hannover Rueck SE	170	27,488
Insurance Australia Group Ltd.	14,001	81,289
Intact Financial Corp.	260	24,027
Japan Post Holdings Co. Ltd.	17,300	195,923
Legal & General Group plc	55,906	191,535
Manulife Financial Corp.	17,152	311,724
Mapfre SA	60,636	177,320
Marsh & McLennan Cos., Inc.	2,513	250,672
MetLife, Inc.	1,841	91,442
MS&AD Insurance Group Holdings, Inc.	3,600	114,431
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,552	639,678
NN Group NV	7,366	296,105

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Poste Italiane SpA(b)(c)	4,842	$51,023
Power Financial Corp.	3,026	69,599
Progressive Corp. (The)	1,988	158,901
Prudential Financial, Inc.	1,310	132,310
Prudential plc	14,410	314,584
QBE Insurance Group Ltd.	14,786	123,007
Sampo OYJ, Class A	3,262	153,981
Sompo Holdings, Inc.	2,300	88,968
Sony Financial Holdings, Inc.	200	4,813
Sun Life Financial, Inc.	3,765	155,913
Suncorp Group Ltd.	7,973	75,501
Swiss Life Holding AG (Registered)(a)	85	42,142
Swiss Re AG	1,154	117,267
Tokio Marine Holdings, Inc.	4,100	205,719
Travelers Cos., Inc. (The)	564	84,329
Willis Towers Watson plc	427	81,788
Zurich Insurance Group AG	266	92,555

		7,469,473

Interactive Media & Services — 2.4%
Alphabet, Inc., Class A(a)	1,430	1,548,404
Alphabet, Inc., Class C(a)	1,567	1,693,786
Facebook, Inc., Class A(a)	11,223	2,166,039
IAC/InterActiveCorp(a)	414	90,058
Kakaku.com, Inc.	200	3,868
Snap, Inc., Class A(a)	2,750	39,325
TripAdvisor, Inc.(a)	1,390	64,343
Twitter, Inc.(a)	3,086	107,701
Yahoo Japan Corp.	4,100	12,060

		5,725,584

Internet & Direct Marketing Retail — 2.7%
Amazon.com, Inc.(a)	2,906	5,502,889
Booking Holdings, Inc.(a)	379	710,515
eBay, Inc.	1,052	41,554
GrubHub, Inc.(a)	220	17,158
MercadoLibre, Inc.	133	81,365
Ocado Group plc(a)	459	6,804
Qurate Retail, Inc.(a)	1,305	16,169
Wayfair, Inc., Class A(a)	1,478	215,788

		6,592,242

IT Services — 1.1%
Adyen NV(a)(c)	175	134,993
Automatic Data Processing, Inc.	1,686	278,746
Cognizant Technology Solutions Corp., Class A	599	37,971
Fidelity National Information Services, Inc.	1,358	166,599
Fiserv, Inc.(a)	2,062	187,972
Fujitsu Ltd.	3,400	237,613
GoDaddy, Inc., Class A(a)	375	26,306
Itochu Techno-Solutions Corp.	3,300	84,837
Jack Henry & Associates, Inc.	84	11,249
Mastercard, Inc., Class A(b)	775	205,011
Obic Co. Ltd.	1,100	125,010
Okta, Inc.(a)	339	41,870
Otsuka Corp.	2,900	116,948
Paychex, Inc.	1,697	139,646
PayPal Holdings, Inc.(a)	2,147	245,746
Shopify, Inc., Class A(a)	371	111,503
Square, Inc., Class A(a)	265	19,220
VeriSign, Inc.(a)	200	41,832
Visa, Inc., Class A	1,910	331,481
Wirecard AG	435	73,435
Worldpay, Inc., Class A(a)	778	95,344

		2,713,332

Security	Shares	Value

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	1,204	$89,903
Illumina, Inc.(a)	745	274,272
Lonza Group AG (Registered)(a)	34	11,478
Mettler-Toledo International, Inc.(a)	213	178,920
QIAGEN NV(a)	462	18,799
Thermo Fisher Scientific, Inc.	2,341	687,505
Waters Corp.(a)	501	107,835

		1,368,712

Machinery — 0.4%
ANDRITZ AG	1,442	54,290
Caterpillar, Inc.	3,490	475,652
Deere & Co.	312	51,701
Kone OYJ, Class B	836	49,369
Spirax-Sarco Engineering plc	1,750	204,295
Wabtec Corp.	231	16,577
Yangzijiang Shipbuilding Holdings Ltd.	15,200	17,221

		869,105

Media — 0.9%
CBS Corp. (Non-Voting), Class B	2,486	124,051
Charter Communications, Inc., Class A(a)	1,082	427,585
Comcast Corp., Class A	24,438	1,033,239
CyberAgent, Inc.	1,200	43,731
Dentsu, Inc.	1,500	52,460
Discovery, Inc., Class A(a)(b)	2,828	86,819
Discovery, Inc., Class C(a)	775	22,049
Fox Corp., Class A(a)	1,119	41,000
Fox Corp., Class B(a)	405	14,795
Hakuhodo DY Holdings, Inc.	4,800	81,075
Informa plc	1,374	14,571
Interpublic Group of Cos., Inc. (The)	333	7,522
Liberty Global plc, Class C(a)	4,470	118,589
News Corp., Class A	7,385	99,624
Omnicom Group, Inc.	412	33,763
SES SA, FDR	599	9,365
Sirius XM Holdings, Inc.(b)	5,712	31,873
Telenet Group Holding NV	146	8,136
WPP plc	3,916	49,328

		2,299,575

Metals & Mining — 0.6%
Agnico Eagle Mines Ltd.	3,556	182,314
Alumina Ltd.	173,608	284,968
Anglo American plc	2,182	62,336
ArcelorMittal	818	14,632
Barrick Gold Corp.	4,908	77,468
BHP Group Ltd.	8,719	253,449
BHP Group plc	4,761	121,760
First Quantum Minerals Ltd.	12,629	119,969
Fortescue Metals Group Ltd.	1,404	8,929
Franco-Nevada Corp.	705	59,838
Glencore plc(a)	76,080	263,307
Kirkland Lake Gold Ltd.	79	3,404
Newcrest Mining Ltd.	2,207	49,583
Rio Tinto plc	926	57,313
South32 Ltd.	11,745	26,328

		1,585,598

Multiline Retail — 0.1%
Canadian Tire Corp. Ltd., Class A	493	53,714
Dollarama, Inc.	1,575	55,409
Next plc	100	7,003
Wesfarmers Ltd.	765	19,446

		135,572

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 0.2%
Dominion Energy, Inc.	1,648	$127,423
E.ON SE	6,570	71,285
Engie SA	9,396	142,476
Innogy SE(c)	267	12,661
National Grid plc	6,587	70,052
RWE AG	1,397	34,472
Veolia Environnement SA	3,815	92,897

		551,266

Oil, Gas & Consumable Fuels — 3.1%
Anadarko Petroleum Corp.	2,070	146,059
BP plc	91,943	640,545
Cabot Oil & Gas Corp.	1,997	45,851
Canadian Natural Resources Ltd.	4,790	129,155
Cenovus Energy, Inc.	3,590	31,663
Chevron Corp.	4,393	546,665
ConocoPhillips	6,386	389,546
Devon Energy Corp.	7,176	204,659
Enbridge, Inc.	7,198	259,987
Encana Corp.	1,560	8,005
Eni SpA	990	16,461
EOG Resources, Inc.	2,395	223,118
Equinor ASA	20,646	409,563
Exxon Mobil Corp.	14,205	1,088,529
Galp Energia SGPS SA	4,360	67,054
Hess Corp.	1,570	99,805
Husky Energy, Inc.	1,890	17,911
Imperial Oil Ltd.	3,742	103,612
JXTG Holdings, Inc.	10,700	53,328
Lundin Petroleum AB	2,978	92,785
Marathon Oil Corp.	5,473	77,771
Marathon Petroleum Corp.	917	51,242
Occidental Petroleum Corp.	2,035	102,320
Oil Search Ltd.	17,814	88,836
OMV AG	371	18,084
Origin Energy Ltd.	4,383	22,538
Phillips 66	186	17,398
Pioneer Natural Resources Co.	215	33,080
Repsol SA	5,387	84,537
Royal Dutch Shell plc, Class A	19,543	637,837
Royal Dutch Shell plc, Class B	16,464	539,471
Santos Ltd.	13,920	69,496
Snam SpA	6,846	34,058
Suncor Energy, Inc.	7,444	232,207
TC Energy Corp.	1,842	91,316
TOTAL SA	10,293	577,373
Valero Energy Corp.	1,356	116,087
Woodside Petroleum Ltd.	6,829	175,154

		7,543,106

Paper & Forest Products — 0.0%
Oji Holdings Corp.	7,700	44,603

Personal Products — 1.1%
Beiersdorf AG	173	20,744
Coty, Inc., Class A	7,823	104,828
Estee Lauder Cos., Inc. (The), Class A	3,201	586,135
Kao Corp.	2,200	167,870
Kobayashi Pharmaceutical Co. Ltd.	1,000	71,744
Kose Corp.	500	84,391
L’Oreal SA	1,349	383,559
Pola Orbis Holdings, Inc.	4,600	128,902
Shiseido Co. Ltd.	3,200	242,037
Unilever NV, CVA	6,760	410,725

Security	Shares	Value

Personal Products (continued)
Unilever plc	7,596	$471,524

		2,672,459

Pharmaceuticals — 6.2%
Allergan plc	3,553	594,879
Astellas Pharma, Inc.	14,100	200,936
AstraZeneca plc	5,933	485,033
Aurora Cannabis, Inc.(a)	1,267	9,927
Bausch Health Cos., Inc.(a)	1,533	38,678
Bayer AG (Registered)	3,544	245,813
Bristol-Myers Squibb Co.	16,869	765,009
Chugai Pharmaceutical Co. Ltd.	1,200	78,591
Daiichi Sankyo Co. Ltd.	2,800	146,847
Eisai Co. Ltd.	1,600	90,682
Elanco Animal Health, Inc.(a)	1,351	45,664
Eli Lilly & Co.	9,307	1,031,123
GlaxoSmithKline plc	26,115	523,471
H Lundbeck A/S	1,246	49,353
Hisamitsu Pharmaceutical Co., Inc.	200	7,926
Johnson & Johnson	19,980	2,782,814
Kyowa Hakko Kirin Co. Ltd.	2,100	37,891
Merck & Co., Inc.	22,270	1,867,340
Merck KGaA	1,268	132,444
Mitsubishi Tanabe Pharma Corp.	400	4,452
Mylan NV(a)	7,636	145,389
Nektar Therapeutics(a)	2,383	84,787
Novartis AG (Registered)	8,738	797,708
Novo Nordisk A/S, Class B	9,774	499,229
Ono Pharmaceutical Co. Ltd.	300	5,394
Orion OYJ, Class B	173	6,344
Otsuka Holdings Co. Ltd.	1,100	35,944
Perrigo Co. plc	1,186	56,477
Pfizer, Inc.	45,660	1,977,991
Recordati SpA	697	29,051
Roche Holding AG	3,039	854,530
Sanofi SA	5,873	507,558
Shionogi & Co. Ltd.	2,700	156,014
Sumitomo Dainippon Pharma Co. Ltd.	1,700	32,364
Taisho Pharmaceutical Holdings Co. Ltd.	900	69,323
Takeda Pharmaceutical Co. Ltd.	2,440	86,798
Teva Pharmaceutical Industries Ltd., ADR	6,453	59,561
UCB SA	327	27,138
Zoetis, Inc.	4,545	515,812

		15,086,285

Professional Services — 0.6%
CoStar Group, Inc.(a)	56	31,027
Persol Holdings Co. Ltd.	2,100	49,510
Recruit Holdings Co. Ltd.	5,800	194,195
Robert Half International, Inc.	2,656	151,419
SGS SA (Registered)	64	163,127
Teleperformance	2,849	570,817
TransUnion	1,775	130,480
Verisk Analytics, Inc.	666	97,543

		1,388,118

Road & Rail — 0.3%
Aurizon Holdings Ltd.	24,165	91,734
Canadian National Railway Co.	1,999	185,009
Canadian Pacific Railway Ltd.	215	50,638
Central Japan Railway Co.	1,100	220,559
East Japan Railway Co.	1,400	131,101

		679,041

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 0.4%
Advantest Corp.	1,900	$52,309
Applied Materials, Inc.	5,545	249,026
Infineon Technologies AG	6,465	114,881
Intel Corp.	4,691	224,558
Lam Research Corp.	116	21,789
NXP Semiconductors NV	694	67,741
Rohm Co. Ltd.	1,000	67,376
STMicroelectronics NV	1,160	20,574
Texas Instruments, Inc.	423	48,544

		866,798

Software — 1.2%
CDK Global, Inc.	381	18,837
DocuSign, Inc.(a)	423	21,027
Dropbox, Inc., Class A(a)	2,460	61,623
Fortinet, Inc.(a)	235	18,055
Intuit, Inc.	1,317	344,172
Microsoft Corp.	12,143	1,626,676
Nice Ltd.(a)	209	28,611
Oracle Corp.	1,900	139,111
Sage Group plc (The)	9,288	94,725
salesforce.com, Inc.(a)	183	27,767
SAP SE	2,771	379,881
Tableau Software, Inc., Class A(a)	73	12,119
Temenos AG (Registered)(a)	517	92,571
Trend Micro, Inc.	300	13,405

		2,878,580

Specialty Retail — 4.4%
Advance Auto Parts, Inc.	3,013	464,424
AutoZone, Inc.(a)	730	802,613
Best Buy Co., Inc.	10,006	697,718
CarMax, Inc.(a)	4,698	407,927
Fast Retailing Co. Ltd.	100	60,530
Hennes & Mauritz AB, Class B	617	10,962
Home Depot, Inc. (The)	16,533	3,438,368
Industria de Diseno Textil SA	2,529	76,091
Kingfisher plc	47,185	128,611
Lowe’s Cos., Inc.	16,845	1,699,829
O’Reilly Automotive, Inc.(a)	2,287	844,635
Tiffany & Co.(b)	4,400	412,016
Tractor Supply Co.	5,887	640,505
Ulta Beauty, Inc.(a)	2,657	921,687

		10,605,916

Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	13,639	2,699,431
FUJIFILM Holdings Corp.	1,900	96,463
Hewlett Packard Enterprise Co.	1,081	16,161
HP, Inc.	958	19,917
NEC Corp.	2,100	82,868
NetApp, Inc.	214	13,204
Seagate Technology plc(b)	4,529	213,406
Xerox Corp.	1,568	55,523

		3,196,973

Textiles, Apparel & Luxury Goods — 0.5%
adidas AG	577	178,506
Gildan Activewear, Inc.	3,387	131,078
Hermes International	851	613,485
Kering SA	366	216,022
LVMH Moet Hennessy Louis Vuitton SE	261	110,958

		1,250,049

Tobacco — 0.2%
Altria Group, Inc.	951	45,030
British American Tobacco plc	8,091	282,505

Security	Shares	Value

Tobacco (continued)
Swedish Match AB	6,693	$282,968

		610,503

Transportation Infrastructure — 0.4%
Aena SME SA(c)	1,667	330,404
Aeroports de Paris	1,772	312,639
Atlantia SpA	2,653	69,181
Auckland International Airport Ltd.	6,142	40,662
Sydney Airport(d)	20,423	115,379
Transurban Group(d)	6,980	72,274

		940,539

Wireless Telecommunication Services — 0.6%
KDDI Corp.	4,900	124,689
NTT DOCOMO, Inc.	11,000	256,651
Rogers Communications, Inc., Class B	1,046	55,992
Softbank Corp.	9,600	124,712
SoftBank Group Corp.	5,800	279,359
Sprint Corp.(a)	34,837	228,879
T-Mobile US, Inc.(a)	4,275	316,949
Vodafone Group plc	81,898	134,236

		1,521,467

Total Common Stocks — 66.0% (Cost: $157,047,191)		160,435,730

	Par (000)

Corporate Bonds — 0.0%

Diversified Telecommunication Services — 0.0%
AT&T, Inc., 7.13%, 12/15/31	USD 25	30,579

Total Corporate Bonds — 0.0% (Cost: $30,146)		30,579

	Beneficial Interest (000)

Other Interests — 0.0%(e)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(a)(f)(g)	25	—

Total Other Interests — 0.0%		—

	Shares

Preferred Stocks — 0.2%

Automobiles — 0.1%
Porsche Automobil Holding SE (Preference)	1,721	111,494

Chemicals — 0.1%
Fuchs Petrolub SE (Preference)	8,320	326,646

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Preference)	180	36,915

Household Products — 0.0%
Henkel AG & Co. KGaA (Preference)	835	81,679

Total Preferred Stocks — 0.2% (Cost: $591,844)		556,734

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA(a)	9,739	$5,402

Total Rights — 0.0% (Cost: $5,387)		5,402

	Par (000)

U.S. Treasury Obligations — 13.7%
U.S. Treasury Bonds, 8.75%, 08/15/20	2,200	2,365,773
U.S. Treasury Notes:
3.63%, 02/15/20	2,400	2,422,500
2.75%, 08/15/21	14,000	14,289,297
1.13%, 08/31/21	14,500	14,307,422

Total U.S. Treasury Obligations — 13.7% (Cost: $32,823,443)		33,384,992

Total Long-Term Investments — 79.9% (Cost: $190,498,011)		194,413,437

Security	Shares	Value

Short-Term Securities — 10.8%(h)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%*	22,079,354	$22,079,354
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.17%	137,409	137,409
SL Liquidity Series, LLC, Money Market Series, 2.55%(i)*	3,932,787	3,933,967

Total Short-Term Securities — 10.8% (Cost: $26,150,730)		26,150,730

Total Investments — 90.7% (Cost: $216,648,741)		220,564,167

Other Assets Less Liabilities — 9.3%		22,553,340

Net Assets — 100.0%		$243,117,507

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(e)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Annualized 7-day yield as of period end.
(i)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	11,969,958	10,109,396	22,079,354	$22,079,354	$179,055		$—	$—
SL Liquidity Series, LLC, Money Market Series	459,918	3,472,869	3,932,787	3,933,967	12,564	(b)	838	4

				$26,013,321	$191,619		$838	$4

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
CAC 40 10 Euro Index	225	07/19/19	$14,156	$124,490
IBEX 35 Index	70	07/19/19	7,301	62,049
OMXS30 Index	59	07/19/19	1,030	8,998
Euro-BTP	2	09/06/19	305	6,416
TOPIX Index	50	09/12/19	7,193	95,677
U.S. Treasury 10 Year Note	743	09/19/19	95,081	888,425
U.S. Treasury Ultra Bond	65	09/19/19	11,542	514,318
DAX Index	3	09/20/19	1,056	13,777
FTSE/MIB Index	55	09/20/19	6,616	208,120
Long Gilt	38	09/26/19	6,288	15,121
U.S. Treasury 5 Year Note	318	09/30/19	37,574	567,276

				2,504,667

Short Contracts
AEX Index	6	07/19/19	765	(4,639)
Hang Seng Index	1	07/30/19	182	(769)
MSCI Singapore Index	1,103	07/30/19	30,828	(269,623)
Euro-Bobl	214	09/06/19	32,715	(187,370)
Euro-Bund	464	09/06/19	91,140	(1,308,450)
Euro-Buxl	46	09/06/19	10,613	(457,959)
Australia 10 Year Bond	101	09/16/19	10,186	27,138
Canada 10 Year Bond	521	09/19/19	56,864	(173,679)
S&P/TSX 60 Index	39	09/19/19	5,823	(23,682)
SPI 200 Index	24	09/19/19	2,763	(38,992)
FTSE 100 Index	159	09/20/19	14,880	(160,382)
MSCI EAFE E-Mini Index	591	09/20/19	56,834	(1,596,491)
S&P 500 E-Mini Index	657	09/20/19	96,717	(1,594,959)

				(5,789,857)

				$(3,285,190)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	7,931,000	USD	5,497,540	JPMorgan Chase Bank NA	09/18/19	$83,734
AUD	35,484,000	USD	24,858,993	Morgan Stanley & Co. International plc	09/18/19	112,126
AUD	644,000	USD	451,177	Toronto Dominion Bank	09/18/19	2,024
BRL	7,385,000	USD	1,895,485	Bank of America NA	09/18/19	13,108
BRL	10,112,000	USD	2,594,883	Citibank NA	09/18/19	18,482
CAD	2,474,000	USD	1,879,084	BNP Paribas SA	09/18/19	12,855
CAD	2,966,000	USD	2,215,724	Citibank NA	09/18/19	52,462
CAD	184,000	USD	137,806	Morgan Stanley & Co. International plc	09/18/19	2,904
CAD	357,000	USD	272,576	UBS AG	09/18/19	432
CHF	4,350,000	USD	4,408,173	JPMorgan Chase Bank NA	09/18/19	80,006
CHF	37,000	USD	37,660	Morgan Stanley & Co. International plc	09/18/19	516
CNY	130,064,000	USD	18,814,200	BNP Paribas SA	09/18/19	106,897
CNY	59,790,000	USD	8,685,988	JPMorgan Chase Bank NA	09/18/19	11,979
EUR	425,904	USD	485,684	BNP Paribas SA	09/18/19	1,659
EUR	1,222,000	USD	1,390,840	HSBC Bank plc	09/18/19	7,439
EUR	3,942,096	USD	4,495,641	JPMorgan Chase Bank NA	09/18/19	15,122
EUR	29,982,724	USD	34,089,532	Morgan Stanley & Co. International plc	09/18/19	218,347
EUR	2,202,000	USD	2,492,065	Toronto Dominion Bank	09/18/19	27,584
GBP	936,000	USD	1,192,203	Citibank NA	09/18/19	705
GBP	1,321,000	USD	1,663,385	Toronto Dominion Bank	09/18/19	20,195
INR	147,093,000	USD	2,097,015	HSBC Bank plc	09/18/19	13,759
JPY	129,749,000	USD	1,204,359	BNP Paribas SA	09/18/19	6,123

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	731,000	USD	6,802	Morgan Stanley & Co. International plc	09/18/19	$18
KRW	3,206,027,000	USD	2,733,794	Morgan Stanley & Co. International plc	09/18/19	42,564
MXN	318,812,000	USD	16,022,716	Morgan Stanley & Co. International plc	09/18/19	367,879
MYR	12,036,000	USD	2,901,849	Barclays Bank plc	09/18/19	6,803
MYR	24,721,000	USD	5,910,580	Morgan Stanley & Co. International plc	09/18/19	63,563
NOK	1,741,000	USD	201,263	BNP Paribas SA	09/18/19	3,278
NZD	207,000	USD	138,154	Morgan Stanley & Co. International plc	09/18/19	1,116
PLN	5,935,951	USD	1,580,097	Bank of America NA	09/18/19	12,604
PLN	5,797,414	USD	1,543,980	JPMorgan Chase Bank NA	09/18/19	11,549
PLN	5,935,635	USD	1,580,024	Morgan Stanley & Co. International plc	09/18/19	12,592
SEK	14,222,000	USD	1,510,825	Barclays Bank plc	09/18/19	29,395
SEK	12,222,000	USD	1,305,602	BNP Paribas SA	09/18/19	18,022
SGD	377,000	USD	278,706	Citibank NA	09/18/19	271
THB	84,614,000	USD	2,761,708	BNP Paribas SA	09/18/19	2,571
THB	267,325,000	USD	8,562,620	JPMorgan Chase Bank NA	09/18/19	170,695
USD	6,537,245	EUR	5,697,000	Bank of America NA	09/18/19	18,425
USD	17,623,584	GBP	13,805,000	Morgan Stanley & Co. International plc	09/18/19	29,470
USD	876,806	JPY	93,957,000	Goldman Sachs International	09/18/19	242
USD	2,227,361	JPY	236,822,000	JPMorgan Chase Bank NA	09/18/19	17,952
USD	5,954,241	JPY	637,610,075	Morgan Stanley & Co. International plc	09/18/19	5,716
USD	809,881	NOK	6,865,000	UBS AG	09/18/19	3,351
USD	687,407	SEK	6,330,000	UBS AG	09/18/19	1,878
ZAR	102,694,000	USD	6,889,857	BNP Paribas SA	09/18/19	328,804
ZAR	10,604,880	USD	731,094	Morgan Stanley & Co. International plc	09/18/19	14,354
ZAR	22,629,120	USD	1,559,886	UBS AG	09/18/19	30,781

						2,002,351

GBP	2,142,000	USD	2,741,707	Morgan Stanley & Co. International plc	09/18/19	(11,784)
PLN	14,975,000	USD	4,023,645	JPMorgan Chase Bank NA	09/18/19	(5,637)
USD	3,103,319	AUD	4,464,000	HSBC Bank plc	09/18/19	(38,127)
USD	2,521,385	AUD	3,614,526	JPMorgan Chase Bank NA	09/18/19	(22,262)
USD	3,071,904	AUD	4,402,474	Morgan Stanley & Co. International plc	09/18/19	(26,245)
USD	1,441,854	BRL	5,598,000	Bank of America NA	09/18/19	(4,904)
USD	4,541,432	CAD	6,012,308	Bank of America NA	09/18/19	(56,353)
USD	297,264	CAD	395,000	Canadian Imperial Bank of Commerce	09/18/19	(4,804)
USD	3,947,678	CAD	5,225,692	JPMorgan Chase Bank NA	09/18/19	(48,559)
USD	28,667,545	CAD	38,280,373	Morgan Stanley & Co. International plc	09/18/19	(606,563)
USD	2,284,213	CHF	2,217,000	Bank of America NA	09/18/19	(3,211)
USD	1,940,957	CHF	1,898,000	Morgan Stanley & Co. International plc	09/18/19	(17,334)
USD	9,056,898	CNY	62,748,000	Citibank NA	09/18/19	(71,385)
USD	3,931,405	EUR	3,458,000	Morgan Stanley & Co. International plc	09/18/19	(25,428)
USD	2,733,819	GBP	2,146,000	Toronto Dominion Bank	09/18/19	(1,202)
USD	106,737	INR	7,484,000	BNP Paribas SA	09/18/19	(658)
USD	1,889,707	INR	133,517,000	JPMorgan Chase Bank NA	09/18/19	(26,253)
USD	15,918,357	JPY	1,710,813,000	Morgan Stanley & Co. International plc	09/18/19	(42,519)
USD	23,070,457	KRW	27,055,878,000	Citibank NA	09/18/19	(359,420)
USD	1,581,016	KRW	1,862,482,263	HSBC Bank plc	09/18/19	(31,858)
USD	3,152,247	KRW	3,712,479,737	JPMorgan Chase Bank NA	09/18/19	(62,690)
USD	4,239,998	MXN	82,557,000	Bank of America NA	09/18/19	(4,379)
USD	188,315	MXN	3,747,000	Morgan Stanley & Co. International plc	09/18/19	(4,324)
USD	273,406	MYR	1,136,000	Barclays Bank plc	09/18/19	(1,123)
USD	4,905,927	MYR	20,443,000	UBS AG	09/18/19	(34,382)
USD	315,147	NZD	471,000	Bank of America NA	09/18/19	(1,742)
USD	73,167	NZD	110,000	Morgan Stanley & Co. International plc	09/18/19	(841)
USD	1,647,171	PLN	6,236,355	Bank of America NA	09/18/19	(26,132)
USD	5,928,430	PLN	22,448,000	BNP Paribas SA	09/18/19	(94,691)
USD	1,204,733	PLN	4,562,645	UBS AG	09/18/19	(19,491)
USD	324,744	SEK	3,040,000	BNP Paribas SA	09/18/19	(4,482)
USD	897,257	SGD	1,223,000	Morgan Stanley & Co. International plc	09/18/19	(7,751)
USD	3,353,259	THB	104,957,000	Barclays Bank plc	09/18/19	(75,611)
USD	2,655,530	THB	82,980,000	Goldman Sachs International	09/18/19	(55,367)
USD	1,353,070	ZAR	20,238,000	Bank of America NA	09/18/19	(69,518)

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	261,790	ZAR	3,902,000	BNP Paribas SA	09/18/19	$(12,493)

						(1,879,523)

Net Unrealized Appreciation						$122,828

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.39%	Monthly	28 day MXIBTIIE	Monthly	09/18/19	(a)	09/11/24	MXN	426,000	$(169,925)	$—	$(169,925)
3 month LIBOR	Quarterly	1.76%	Semi-Annual	09/18/19	(a)	09/17/24	USD	48,000	71,102	13,326	57,776
6 month EURIBOR	Semi-Annual	-0.07%	Annual	09/18/19	(a)	09/18/24	EUR	15,000	118,928	835	118,093
6 month EURIBOR	Semi-Annual	-0.19%	Annual	09/18/19	(a)	09/18/24	EUR	12,000	16,274	1,020	15,254
0.31%	Annual	3 month STIBOR	Quarterly	09/18/19	(a)	09/18/24	SEK	111,000	(110,921)	7,245	(118,166)
6 month SOR	Semi-Annual	2.01%	Semi-Annual	09/18/19	(a)	09/18/24	SGD	13,000	135,728	—	135,728
2.32%	Quarterly	3 month HIBOR	Quarterly	09/18/19	(a)	09/18/24	HKD	110,000	(438,955)	(110,041)	(328,914)
2.17%	Semi-Annual	3 month BA	Semi-Annual	09/18/19	(a)	09/18/24	CAD	109,000	(1,848,608)	(6,379)	(1,842,229)
0.60%	Annual	3 month STIBOR	Quarterly	09/18/19	(a)	09/18/24	SEK	189,000	(490,296)	204	(490,500)
6 month GBP LIBOR	Semi-Annual	1.34%	Semi-Annual	09/18/19	(a)	09/18/24	GBP	99,000	2,677,706	5,684	2,672,022
2.08%	Annual	6 month WIBOR	Semi-Annual	09/18/19	(a)	09/18/24	PLN	79,900	(186,362)	—	(186,362)
3 month LIBOR	Quarterly	1.69%	Semi-Annual	09/18/19	(a)	09/18/24	USD	18,000	(33,643)	2,349	(35,992)
1.64%	Quarterly	3 month HIBOR	Quarterly	09/18/19	(a)	09/18/24	HKD	27,525	4,722	—	4,722
1.66%	Quarterly	3 month HIBOR	Quarterly	09/18/19	(a)	09/18/24	HKD	88,175	8,372	—	8,372
1.66%	Quarterly	3 month HIBOR	Quarterly	09/18/19	(a)	09/18/24	HKD	62,300	4,007	—	4,007
1.81%	Annual	6 month WIBOR	Semi-Annual	09/18/19	(a)	09/18/24	PLN	47,000	49,767	—	49,767
3 month JIBAR	Quarterly	7.14%	Quarterly	09/18/19	(a)	09/18/24	ZAR	148,500	29,046	—	29,046
1.80%	Semi-Annual	3 month BA	Semi-Annual	09/18/19	(a)	09/18/24	CAD	69,000	(232,938)	—	(232,938)
1.94%	Annual	6 month WIBOR	Semi-Annual	09/18/19	(a)	09/18/24	PLN	59,500	(32,976)	—	(32,976)
1.98%	Annual	6 month WIBOR	Semi-Annual	09/18/19	(a)	09/18/24	PLN	59,500	(63,206)	—	(63,206)
1.68%	Semi-Annual	3 month BA	Semi-Annual	09/18/19	(a)	09/18/24	CAD	27,000	23,556	—	23,556
6 month BBR	Semi-Annual	1.43%	Semi-Annual	09/18/19	(a)	09/18/24	AUD	25,200	184,989	—	184,989
6 month BBR	Semi-Annual	1.43%	Semi-Annual	09/18/19	(a)	09/18/24	AUD	37,800	276,845	—	276,845
3 month JIBAR	Quarterly	7.17%	Quarterly	09/18/19	(a)	09/18/24	ZAR	433,000	125,983	—	125,983
6 month SOR	Semi-Annual	2.01%	Semi-Annual	09/18/19	(a)	09/18/24	SGD	13,000	133,659	—	133,659
0.41%	Annual	3 month STIBOR	Quarterly	09/18/19	(a)	09/18/24	SEK	151,000	(230,760)	(5,516)	(225,244)

									$22,094	$(91,273)	$113,367

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 day BZDIOVER	At Termination	7.98%	At Termination	BNP Paribas SA	N/A		01/02/23	BRL	43,000	$580,412	$—	$580,412
1 day BZDIOVER	At Termination	8.06%	At Termination	Morgan Stanley & Co. International plc	N/A		01/02/23	BRL	41,000	593,892	—	593,892
1 day MIBOR	Semi-Annual	5.66%	Semi-Annual	Bank of America NA	09/18/19	(a)	09/18/24	INR	1,010,000	76,865	—	76,865

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 week CNREPOFI	Quarterly	2.89%	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	CNY	46,860	$(17,242)	$—	$(17,242)
1 week CNREPOFI	Quarterly	3.11%	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	CNY	46,766	53,263	—	53,263
1.63%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	KRW	8,104,525	(78,260)	—	(78,260)
1.65%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	KRW	18,606,597	(196,716)	—	(196,716)
3.31%	Quarterly	3 month KLIBOR	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	MYR	36,000	21,044	—	21,044
1 day MIBOR	Semi-Annual	5.47%	Semi-Annual	Citibank NA	09/18/19	(a)	09/18/24	INR	559,000	(24,004)	—	(24,004)
1 week CNREPOFI	Quarterly	2.88%	Quarterly	Citibank NA	09/18/19	(a)	09/18/24	CNY	47,570	(19,104)	—	(19,104)
1 week CNREPOFI	Quarterly	2.89%	Quarterly	Citibank NA	09/18/19	(a)	09/18/24	CNY	47,570	(15,903)	—	(15,903)
1 week CNREPOFI	Quarterly	3.09%	Quarterly	Citibank NA	09/18/19	(a)	09/18/24	CNY	83,800	84,731	—	84,731
1 week CNREPOFI	Quarterly	3.09%	Quarterly	Citibank NA	09/18/19	(a)	09/18/24	CNY	77,200	78,058	—	78,058
1.62%	Quarterly	3 month CD_KSDA	Quarterly	Deutsche Bank AG	09/18/19	(a)	09/18/24	KRW	8,727,950	(82,645)	—	(82,645)
1.68%	Quarterly	3 month CD_KSDA	Quarterly	Deutsche Bank AG	09/18/19	(a)	09/18/24	KRW	26,221,520	(308,340)	—	(308,340)
1.68%	Quarterly	3 month CD_KSDA	Quarterly	Deutsche Bank AG	09/18/19	(a)	09/18/24	KRW	13,298,480	(157,761)	—	(157,761)
1 day MIBOR	Semi-Annual	5.63%	Semi-Annual	HSBC Bank plc	09/18/19	(a)	09/18/24	INR	361,181	20,228	—	20,228
1 day MIBOR	Semi-Annual	5.65%	Semi-Annual	HSBC Bank plc	09/18/19	(a)	09/18/24	INR	721,820	49,354	—	49,354
1.65%	Quarterly	3 month CD_KSDA	Quarterly	HSBC Bank plc	09/18/19	(a)	09/18/24	KRW	18,603,806	(193,588)	—	(193,588)
1.65%	Quarterly	3 month CD_KSDA	Quarterly	HSBC Bank plc	09/18/19	(a)	09/18/24	KRW	18,606,597	(199,427)	—	(199,427)
6 month THBFIX	Semi-Annual	1.62%	Semi-Annual	HSBC Bank plc	09/18/19	(a)	09/18/24	THB	565,000	(63,792)	—	(63,792)
3.31%	Quarterly	3 month KLIBOR	Quarterly	JPMorgan Chase Bank NA	09/18/19	(a)	09/18/24	MYR	36,000	23,029	—	23,029
1.62%	Quarterly	3 month CD_KSDA	Quarterly	Morgan Stanley & Co. International plc	09/18/19	(a)	09/18/24	KRW	6,604,525	(61,851)	—	(61,851)

										$162,243	$—	$162,243

(a)	Forward Swap.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Taiwan Capitalization Weighted Stock Index Futures July 2019	TWD	165,275,774	Merrill Lynch International & Co.	07/17/19	TWD	165,276	$127,375	$—	$127,375
KOSPI 200 Index Futures September 2019	KRW	4,874,943,600	Merrill Lynch International & Co.	09/11/19	KRW	4,874,944	118,007	—	118,007
KOSPI 200 Index Futures September 2019	KRW	4,468,698,300	Merrill Lynch International & Co.	09/11/19	KRW	4,468,698	108,173	—	108,173
KOSPI 200 Index Futures September 2019	KRW	2,166,641,600	Merrill Lynch International & Co.	09/11/19	KRW	2,166,642	52,447	—	52,447
KOSPI 200 Index Futures September 2019	KRW	3,520,792,600	Merrill Lynch International & Co.	09/11/19	KRW	3,520,793	85,227	—	85,227

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund

OTC Total Return Swaps (continued)

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
KOSPI 200 Index Futures September 2019	KRW	1,218,735,900	Merrill Lynch International & Co.	09/11/19	KRW	1,218,736	$29,501	$—	$29,501
KOSPI 200 Index Futures September 2019	KRW	2,098,934,050	Merrill Lynch International & Co.	09/11/19	KRW	2,098,934	50,808	—	50,808
KOSPI 200 Index Futures September 2019	KRW	473,952,850	Merrill Lynch International & Co.	09/11/19	KRW	473,953	11,473	—	11,473
KOSPI 200 Index Futures September 2019	KRW	3,249,962,400	Merrill Lynch International & Co.	09/11/19	KRW	3,249,962	78,672	—	78,672
KOSPI 200 Index Futures September 2019	KRW	8,463,443,750	Merrill Lynch International & Co.	09/11/19	KRW	8,463,444	204,873	—	204,873
KOSPI 200 Index Futures September 2019	KRW	1,147,148,525	Merrill Lynch International & Co.	09/11/19	KRW	1,147,149	31,222	—	31,222

							$897,778	$—	$897,778

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 day MIBOR	Mumbai Interbank Offered Rate	5.97%
1 week CNREPOFI	China Fixing Repo Rates	2.63%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.49%
3 month BA	Canadian Bankers Acceptances	1.97%
3 month CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	1.70%
3 month HIBOR	Hong Kong Interbank Offered Rate	2.46%
3 month JIBAR	Johannesburg Interbank Average Rate	7.03%
3 month KLIBOR	Kuala Lumpur Interbank Offered Rate	3.46%
3 month LIBOR	London Interbank Offered Rate	2.32%
3 month STIBOR	Stockholm Interbank Offered Rate	(0.03%)
6 month BBR	Australian Bank Bill Rate	1.22%
6 month EURIBOR	Euro Interbank Offered Rate	(0.31%)
6 month LIBOR GBP	London Interbank Offered Rate	0.85%
6 month SOR	Singapore Interbank Offered Rate	1.74%
6 month THBFIX	Thai Baht Interest Rate Fixing	1.48%
6 month WIBOR	Warsaw Interbank Offered Rate	1.69%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$30,663	$(121,936)	$3,839,819	$(3,726,452)
OTC Swaps	—	—	2,478,654	(1,418,633)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$513,111	$—	$2,018,694	$—	$2,531,805
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,002,351	—	—	2,002,351
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	3,839,819	—	3,839,819
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	897,778	—	1,580,876	—	2,478,654

	$—	$—	$1,410,889	$2,002,351	$7,439,389	$—	$10,852,629

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	3,689,537	—	2,127,458	—	5,816,995
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,879,523	—	—	1,879,523
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	3,726,452	—	3,726,452
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	1,418,633	—	1,418,633

	$—	$—	$3,689,537	$1,879,523	$7,272,543	$—	$12,841,603

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(11,764,893)	$—	$1,223,277	$—	$(10,541,616)
Forward foreign currency exchange contracts	—	—	—	(2,276,168)	—	—	(2,276,168)
Swaps	—	—	(344,921)	—	(1,527,835)	—	(1,872,756)

	$—	$—	$(12,109,814)	$(2,276,168)	$(304,558)	$—	$(14,690,540)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(8,590,113)	—	(2,336,361)	—	(10,926,474)
Forward foreign currency exchange contracts	—	—	—	214,135	—	—	214,135
Swaps	—	—	1,186,529	—	3,877,327	—	5,063,856

	$—	$—	$(7,403,584)	$214,135	$1,540,966	$—	$(5,648,483)

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$181,534,073
Average notional value of contracts — short	368,139,236
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	156,746,461
Average amounts sold — in USD	158,649,184
Interest rate swaps:
Average notional value — pays fixed rate	490,937,442
Average notional value — receives fixed rate	737,451,394
Total return swaps:
Average notional value	118,646,215

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$558,267	$1,292,453
Forward foreign currency exchange contracts	2,002,351	1,879,523
Swaps — Centrally cleared	—	241,889
Swaps — OTC(a)	2,478,654	1,418,633

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$5,039,272	$4,832,498
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(558,267)	(1,534,342)

Total derivative assets and liabilities subject to an MNA	$4,481,005	$3,298,156

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$195,309	$(195,309)	$—	$—	$—
Barclays Bank plc	36,198	(36,198)	—	—	—
BNP Paribas SA	1,060,621	(112,324)	—	(610,000)	338,297
Citibank NA	234,709	(234,709)	—	—	—
Goldman Sachs International	242	(242)	—	—	—
HSBC Bank plc	90,780	(90,780)	—	—	—
JPMorgan Chase Bank NA	414,066	(165,401)	—	—	248,665
Merrill Lynch International & Co.	897,778	—	—	(897,778)	—
Morgan Stanley & Co. International plc	1,465,057	(804,640)	—	(430,000)	230,417
Toronto Dominion Bank	49,803	(1,202)	—	—	48,601
UBS AG	36,442	(36,442)	—	—	—

	$4,481,005	$(1,677,247)	$—	$(1,937,778)	$865,980

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Bank of America NA	$458,457	$(195,309)	$—	$(263,148)	$—
Barclays Bank plc	76,734	(36,198)	—	—	40,536
BNP Paribas SA	112,324	(112,324)	—	—	—
Canadian Imperial Bank of Commerce	4,804	—	—	—	4,804
Citibank NA	489,816	(234,709)	—	—	255,107
Deutsche Bank AG	548,746	—	—	—	548,746
Goldman Sachs International	55,367	(242)	—	—	55,125
HSBC Bank plc	526,792	(90,780)	—	(436,012)	—
JPMorgan Chase Bank NA	165,401	(165,401)	—	—	—
Morgan Stanley & Co. International plc	804,640	(804,640)	—	—	—
Toronto Dominion Bank	1,202	(1,202)	—	—	—
UBS AG	53,873	(36,442)	—	—	17,431

	$3,298,156	$(1,677,247)	$—	$(699,160)	$921,749

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,707,371	$966,334	$—	$2,673,705
Air Freight & Logistics	5,025,696	—	—	5,025,696
Airlines	1,936,596	94,100	—	2,030,696
Automobiles	1,358,612	1,895,107	—	3,253,719
Banks	7,134,121	6,413,282	—	13,547,403
Beverages	—	575,273	—	575,273
Biotechnology	3,912,166	453,363	—	4,365,529
Building Products	91,310	87,125	—	178,435
Capital Markets	2,786,366	1,855,908	—	4,642,274
Chemicals	2,023,952	1,950,295	—	3,974,247
Commercial Services & Supplies	428,001	1,399,013	—	1,827,014
Construction & Engineering	—	1,840,889	—	1,840,889
Construction Materials	—	9,108	—	9,108
Consumer Finance	876,382	65,621	—	942,003
Containers & Packaging	909,057	111,344	—	1,020,401
Distributors	—	8,039	—	8,039
Diversified Financial Services	1,404,721	482,249	—	1,886,970
Diversified Telecommunication Services	1,976,779	968,666	—	2,945,445
Electric Utilities	3,799,754	1,187,672	—	4,987,426
Electrical Equipment	1,195,220	251,676	—	1,446,896
Electronic Equipment, Instruments & Components	278,588	754,942	—	1,033,530
Energy Equipment & Services	560,390	—	—	560,390
Entertainment	2,047,699	583,632	—	2,631,331
Food & Staples Retailing	935,407	917,269	—	1,852,676
Food Products	162,672	1,350,039	—	1,512,711
Gas Utilities	—	377,433	—	377,433
Health Care Equipment & Supplies	5,156,367	1,240,986	—	6,397,353

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Managed Volatility V.I. Fund

	Level 1	Level 2	Level 3	Total
Health Care Providers & Services	$3,134,657	$818,594	$—	$3,953,251
Health Care Technology	276,904	—	—	276,904
Hotels, Restaurants & Leisure	362,116	259,066	—	621,182
Household Durables	86,548	68,315	—	154,863
Household Products	2,654,702	495,577	—	3,150,279
Independent Power and Renewable Electricity Producers	181,706	90,007	—	271,713
Industrial Conglomerates	484,690	1,381,360	—	1,866,050
Insurance	2,232,530	5,236,943	—	7,469,473
Interactive Media & Services	5,709,656	15,928	—	5,725,584
Internet & Direct Marketing Retail	6,585,438	6,804	—	6,592,242
IT Services	1,940,496	772,836	—	2,713,332
Life Sciences Tools & Services	1,338,435	30,277	—	1,368,712
Machinery	543,930	325,175	—	869,105
Media	2,050,274	249,301	—	2,299,575
Metals & Mining	442,993	1,142,605	—	1,585,598
Multiline Retail	109,123	26,449	—	135,572
Multi-Utilities	140,084	411,182	—	551,266
Oil, Gas & Consumable Fuels	4,015,986	3,527,120	—	7,543,106
Paper & Forest Products	—	44,603	—	44,603
Personal Products	690,963	1,981,496	—	2,672,459
Pharmaceuticals	9,975,451	5,110,834	—	15,086,285
Professional Services	981,286	406,832	—	1,388,118
Road & Rail	235,647	443,394	—	679,041
Semiconductors & Semiconductor Equipment	611,658	255,140	—	866,798
Software	2,130,276	748,304	—	2,878,580
Specialty Retail	10,329,722	276,194	—	10,605,916
Technology Hardware, Storage & Peripherals	3,017,642	179,331	—	3,196,973
Textiles, Apparel & Luxury Goods	131,078	1,118,971	—	1,250,049
Tobacco	45,030	565,473	—	610,503
Transportation Infrastructure	—	940,539	—	940,539
Wireless Telecommunication Services	601,820	919,647	—	1,521,467
Corporate Bonds (a)	—	30,579	—	30,579
Preferred Stocks (a)	—	556,734	—	556,734
Rights (a)	5,402	—	—	5,402
U.S. Treasury Obligations	—	33,384,992	—	33,384,992
Short-Term Securities	22,216,763	—	—	22,216,763

Subtotal	$128,970,233	$87,659,967	$—	$216,630,200

Investments valued at NAV(b)				3,933,967

Total Investments				$220,564,167

Derivative Financial Instruments(c)
Assets:
Equity contracts	$513,111	$897,778	$—	$1,410,889
Foreign currency exchange contracts	—	2,002,351	—	2,002,351
Interest rate contracts	2,018,694	5,420,695	—	7,439,389
Liabilities:
Equity contracts	(3,689,537)	—	—	(3,689,537)
Foreign currency exchange contracts	—	(1,879,523)	—	(1,879,523)
Interest rate contracts	(2,127,458)	(5,145,085)	—	(7,272,543)

	$(3,285,190)	$1,296,216	$—	$(1,988,974)

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Managed Volatility V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,853,737) (cost — $190,635,420)	$194,550,846
Investments at value — affiliated (cost — $26,013,321)	26,013,321
Cash	11,159
Cash pledged:
Collateral — OTC derivatives	1,370,000
Futures contracts	18,492,000
Centrally cleared swaps	5,008,000
Foreign currency at value (cost — $4,006,529)	4,007,881
Receivables:
Investments sold	1,763,395
Securities lending income — affiliated	1,160
Dividends — affiliated	28,596
Dividends — unaffiliated	164,125
Interest — unaffiliated	303,969
Variation margin on futures contracts	558,267
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,002,351
OTC swaps	2,478,654
Prepaid expenses	2,224
Other assets	581,819

Total assets	257,337,767

LIABILITIES
Cash received as collateral for OTC derivatives	2,860,000
Cash collateral on securities loaned at value	3,933,218
Payables:
Investments purchased	2,012,113
Board realignment and consolidation	32
Capital shares redeemed	113,266
Distribution fees	41,832
Investment advisory fees	79,159
Directors’ and Officer’s fees	5,388
Other affiliates	227
Variation margin on futures contracts	1,292,453
Variation margin on centrally cleared swaps	241,889
Other accrued expenses	342,527
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,879,523
OTC swaps	1,418,633

Total liabilities	14,220,260

NET ASSETS	$243,117,507

NET ASSETS CONSIST OF
Paid-in capital	$372,418,484
Accumulated loss	(129,300,977)

NET ASSETS	$243,117,507

NET ASSET VALUE
Class I — Based on net assets of $11,314,292 and 838,336 shares outstanding, 100 million shares authorized, $0.10 par value	$13.50

Class III — Based on net assets of $231,803,215 and 17,199,210 shares outstanding, 100 million shares authorized, $0.10 par value	$13.48

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Managed Volatility V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$179,055
Dividends — unaffiliated	2,275,380
Interest — unaffiliated	793,596
Securities lending income — affiliated — net	12,564
Foreign taxes withheld	(179,686)

Total investment income	3,080,909

EXPENSES
Investment advisory	678,336
Transfer agent — class specific	613,939
Distribution — class specific	293,153
Accounting services	64,274
Professional	58,505
Custodian	55,869
Directors and Officer	8,049
Printing	5,149
Transfer agent	2,344
Offering	932
Board realignment and consolidation	340
Registration	313
Miscellaneous	13,324

Total expenses	1,794,527
Less:
Fees waived and/or reimbursed by the Manager	(158,630)
Transfer agent fees waived and/or reimbursed — class specific	(613,939)

Total expenses after fees waived and/or reimbursed	1,021,958

Net investment income	2,058,951

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	838
Investments — unaffiliated	2,749,840
Forward foreign currency exchange contracts	(2,276,168)
Foreign currency transactions	105,162
Futures contracts	(10,541,616)
Swaps	(1,872,756)

(11,834,700)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	4
Investments — unaffiliated	16,006,101
Forward foreign currency exchange contracts	214,135
Foreign currency translations	(74,560)
Futures contracts	(10,926,474)
Swaps	5,063,856

10,283,062

Net realized and unrealized loss	(1,551,638)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$507,313

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	BlackRock Managed Volatility V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,058,951	$2,349,117
Net realized gain (loss)	(11,834,700)	23,284,490
Net change in unrealized appreciation (depreciation)	10,283,062	(24,518,062)

Net increase in net assets resulting from operations	507,313	1,115,545

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	—	(363,124)
Class III	—	(6,371,560)

Decrease in net assets resulting from distributions to shareholders	—	(6,734,684)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,539,730)	239,233,033

NET ASSETS
Total increase (decrease) in net assets	(5,032,417)	233,613,894
Beginning of period	248,149,924	14,536,030

End of period	$243,117,507	$248,149,924

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund

	Class I
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014

Net asset value, beginning of period	$13.45		$13.71	$13.19	$13.08		$13.70	$14.41

Net investment income (loss)(a)	0.13		0.15	0.04	0.02	(b)	(0.06)	0.04
Net realized and unrealized gain (loss)	(0.08)		(0.01)	0.62	0.20		(0.01)	0.29

Net increase (decrease) from investment operations	0.05		0.14	0.66	0.22		(0.07)	0.33

Distributions(c)
From net investment income	—		(0.25)	(0.05)	(0.11)		—	—
From net realized gain	—		(0.15)	(0.09)	—		(0.55)	(1.04)

Total distributions	—		(0.40)	(0.14)	(0.11)		(0.55)	(1.04)

Net asset value, end of period	$13.50		$13.45	$13.71	$13.19		$13.08	$13.70

Total Return(d)
Based on net asset value	0.37	%(e)	1.02%	4.98%	1.71	%(f)	(0.57)%	2.28%

Ratios to Average Net Assets(g)
Total expenses	0.91	%(h)	1.21%	1.48%	1.39%		1.47%	1.60%

Total expenses after fees waived and/or reimbursed	0.59	%(h)	0.71%	0.89%	0.94%		1.00%	1.07%

Net investment income (loss)	1.92	%(h)	1.09%	0.29%	0.18	%(b)	(0.46)%	0.25%

Supplemental Data
Net assets, end of period (000)	$11,314		$12,571	$14,536	$15,895		$18,180	$21,283

Portfolio turnover rate	164%		319%	0%	1%		13%	64%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a one time payment from a third party administrator.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes reimbursements of out of pocket expenses from a third party administrator. Excluding this amount, the Fund’s total return is 1.48%.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.03%	0.23%	0.25%	0.23%	0.23%

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund

	Class III
	Six Months Ended 06/30/19 (unaudited)		Period from 02/14/18 (a) to 12/31/18

Net asset value, beginning of period	$13.45		$13.70

Net investment income(b)	0.11		0.15
Net realized and unrealized (loss)	(0.08)		(0.02)

Net increase from investment operations	0.03		0.13

Distributions(c)
From net investment income	—		(0.23)
From net realized gain	—		(0.15)

Total distributions	—		(0.38)

Net asset value, end of period	$13.48		$13.45

Total Return(d)
Based on net asset value	0.22	%(e)	0.90%(e)

Ratios to Average Net Assets(f)
Total expenses	1.48	%(g)	0.99%(g)

Total expenses after fees waived and/or reimbursed	0.84	%(g)	0.84%(g)

Net investment income	1.66	%(g)	1.22%(g)

Supplemental Data
Net assets, end of period (000)	$231,803		$235,579

Portfolio turnover rate	164%		319%(h)

(a)	Recommencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Period from 02/14/18 (a) to 12/31/18

Investments in underlying funds	0.01%	0.03%

(g)	Annualized.
(h)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced operations on February 14, 2018.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board, the Board of Trustees of HIMCO Variable Insurance Trust and shareholders of the Target Fund approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class III Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on April 20, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Managed Volatility V.I. Fund’s Share Class	Shares of Managed Volatility V.I. Fund
Class IB	39,633,345	0.49126053	Class III	19,470,298

The Target Fund’s net assets and composition of net assets as of the close of business on April 20, 2018, the valuation date of the reorganization, were as follows:

Target Fund	Net Assets	Paid-In Capital	Accumulated Loss
HIMCO VIT Portfolio Diversifier Fund	$268,343,917	$392,342,469	$(123,998,552)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $13,676,731. The aggregate net assets of the Fund immediately after the acquisition amounted to $282,020,648. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
HIMCO VIT Portfolio Diversifier Fund	$202,633,700	$186,254,411

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and closed on April 23, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $3,467,734

•	Net realized and change in unrealized loss on investments: $(7,842,825)

•	Net decrease in net assets resulting from operations: $(4,375,091)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since April 23, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12–month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital Inc.	$245,180	$(245,180)	$—
Citigroup Global Markets Inc	798,233	(798,233)	—
Credit Suisse Securities (USA) LLC	42,996	(42,996)	—
Fidelity Investments	58,299	(58,299)	—
Jefferies & Co.	22,737	(22,737)	—
JP Morgan Securities LLC	1,896,886	(1,896,886)	—
Morgan Stanley & Co. LLC	789,406	(789,406)	—

	$3,853,737	$(3,853,737)	$—

(a)	Cash collateral with a value of $3,933,218 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable)

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its/ counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52
$3 Billion — $5 Billion	0.50
$5 Billion — $10 Billion	0.48
Greater than $10 Billion	0.47

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays each of BIL, BNA and BSL, for services they provide for that portion of the Fund for which BIL, BNA and BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the class specific distribution fees borne directly by Class III were $293,153.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$11,808
Class III	602,131
$613,939

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $5,495.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $1,112 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I Shares and Class III Shares. The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 11,808
Class III	602,131
$ 613,939

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.59%
Class III	0.84

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived and/or reimbursed was $153,135.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $2,360 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

During the period ended June 30, 2019, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$323,816,937	$319,545,747
U.S. Government Securities	2,524,809	25,513,132

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2018, the Fund had a capital loss carryforward available to offset future realized capital gains of $111,405,144, with no expiration date.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$218,506,349

Gross unrealized appreciation	$15,156,551
Gross unrealized depreciation	(15,087,707)

Net unrealized appreciation	$68,844

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	9,372	$127,034	26,476	$367,264
Shares issued in reinvestment of distributions	—	—	26,995	363,124
Shares redeemed	(105,729)	(1,425,870)	(178,879)	(2,476,164)

Net decrease	(96,357)	$(1,298,836)	(125,408)	$(1,745,776)

Class III
Shares sold	1,530,666	$20,782,860	725,363	$10,018,545
Shares issued in reinvestment of distributions	—	—	474,003	6,371,288
Shares issued in reorganization	—	—	19,470,298	268,343,917
Shares redeemed	(1,850,648)	(25,023,754)	(3,150,472)	(43,754,941)

Net increase (decrease)	(319,982)	$(4,240,894)	17,519,192	$240,978,809

Total Net Increase (Decrease)	(416,339)	$(5,539,730)	17,393,784	$239,233,033

As of June 30, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 730 Class III shares of BlackRock Managed Volatility V.I. Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	35

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

BBR	Australian Bank Bill Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CAC	Cotation Assistée en Continu (French Stock Exchange)

CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association

CNREPOFI	Day China Fixing Repo Rates

CVA	Certification Van Aandelon (Dutch Certificate)

DAX	Deutscher Aktien Index

EURIBOR	Euro Interbank Offered Rate

FDR	Fiduciary Depositary Receipt

HIBOR	Hong Kong Interbank Offered Rate

IBEX	Bolsa de Madrid (Spain Stock Exchange)

JIBAR	Johannesburg Interbank Average Rate

KLIBOR	Kuala Lumpur Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MIB	Milano Italia Borsa

MIBOR	Mumbai Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

OMX	Stockholm Nordic Exchange

OTC	Over-the-counter

SOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

THBFIX	Thai Baht Interest Rate Fixing

TOPIX	Tokyo Stock Price Index

WIBOR	Warsaw Interbank Offered Rate

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund’s Class I, Class II and Class III Shares returned 18.49%, 18.41% and 18.36%, respectively, while the benchmark S&P 500® Index returned 18.54%.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

U.S. equities, as represented by the S&P 500® Index, increased +13.6% in the first quarter of 2019. This was the best quarterly return since 2009 and marked the best start to the year since 1998.

All eleven of the Global Industry Classification Standard (“GICS”) sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018. The technology sector outperformed and was responsible for 29% of the S&P 500® Index’s overall rally. Real estate was the second best-performing sector as a decline in interest rates throughout the quarter drove demand for bond proxies. Health care shares underperformed as political risks weighed on sentiment, but still posted a respectable gain.

In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds.

On the macro front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. The U.S. unemployment rate held at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%.

Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a first quarter high of 2.78% in mid-January to 2.4% at quarter end. The bid for long-term debt coupled with high short-term rates (Fed fund target rate remained at 2.5% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities and its inversion has preceded every U.S. recession since the 1950s.

While all sector returns were positive in the first quarter of 2019, the strongest returns in the S&P 500® Index came from information technology (+19.9%), real estate (+17.5%) and industrials (+17.2%). The lowest sector returns came from health care (+6.6%), followed by financials (+8.6%) and materials (+10.3%).

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. In the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The S&P 500® Index fell -6.4% in May on these renewed trade concerns. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at June month end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

Ten out of the eleven GICS sectors advanced in the second quarter of 2019. The financial sector (+8.0%) outperformed and was responsible for 1% of the S&P 500® Index’s overall rally, despite a general decline in interest rates throughout the quarter. The materials sector (+6.2%) was the second best-performing sector followed by information technology (+6.1%). The energy sector (-2.8%) was the only sector to finish in negative territory.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock S&P 500 Index V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years		10 Years
Class I (b)(c)	18.49%	10.27%	10.42%		14.34%
Class II (b)(c)	18.41	10.11	10.25		14.19
Class III (b)(c)	18.36	10.03	10.15	(d)	14.06	(d)
S&P 500® Index (e)	18.54	10.42	10.71		14.70

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500® Index.
(d)

The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,184.90	$0.76	$1,000.00	$1,024.10	$0.70	0.14%
Class II	1,000.00	1,184.10	1.57	1,000.00	1,023.36	1.45	0.29
Class III	1,000.00	1,183.60	2.11	1,000.00	1,022.86	1.96	0.39

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	22%
Health Care	14
Financials	13
Consumer Discretionary	10
Communication Services	10
Industrials	10
Consumer Staples	7
Energy	5
Utilities	3
Real Estate	3
Materials	3
Short-Term Securities	3
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.6%

Aerospace & Defense — 2.6%
Arconic, Inc.	31,764	$820,147
Boeing Co. (The)	41,612	15,147,184
General Dynamics Corp.	21,381	3,887,493
Harris Corp.	9,434	1,784,252
Huntington Ingalls Industries, Inc.	3,368	756,924
L3 Technologies, Inc.	6,251	1,532,558
Lockheed Martin Corp.	19,413	7,057,402
Northrop Grumman Corp.	13,426	4,338,075
Raytheon Co.	22,227	3,864,831
Textron, Inc.	19,033	1,009,510
TransDigm Group, Inc.(a)(b)	3,841	1,858,276
United Technologies Corp.	64,131	8,349,856

		50,406,508

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.(a)	11,006	928,356
Expeditors International of Washington, Inc.	13,736	1,042,013
FedEx Corp.	18,857	3,096,131
United Parcel Service, Inc., Class B	55,053	5,685,323

		10,751,823

Airlines — 0.4%
Alaska Air Group, Inc.	9,768	624,273
American Airlines Group, Inc.(a)	31,212	1,017,823
Delta Air Lines, Inc.	47,224	2,679,962
Southwest Airlines Co.	39,255	1,993,369
United Continental Holdings, Inc.(b)	17,933	1,570,034

		7,885,461

Auto Components — 0.1%
Aptiv plc	20,844	1,684,821
BorgWarner, Inc.	14,842	623,067

		2,307,888

Automobiles — 0.4%
Ford Motor Co.(a)	309,259	3,163,720
General Motors Co.	103,459	3,986,275
Harley-Davidson, Inc.(a)	12,940	463,640

		7,613,635

Banks — 5.5%
Bank of America Corp.(a)	700,971	20,328,159
BB&T Corp.	60,400	2,967,452
Citigroup, Inc.	183,314	12,837,479
Citizens Financial Group, Inc.	35,139	1,242,515
Comerica, Inc.	12,099	878,871
Fifth Third Bancorp	57,643	1,608,240
First Republic Bank	13,226	1,291,519
Huntington Bancshares, Inc.	78,778	1,088,712
JPMorgan Chase & Co.	257,156	28,750,041
KeyCorp.	80,578	1,430,260
M&T Bank Corp.	11,104	1,888,457
People’s United Financial, Inc.	29,867	501,168
PNC Financial Services Group, Inc. (The)	35,928	4,932,196
Regions Financial Corp.	81,847	1,222,794
SunTrust Banks, Inc.	34,901	2,193,528
SVB Financial Group(b)	4,216	946,871
US Bancorp	119,504	6,262,010
Wells Fargo & Co.(a)	320,647	15,173,016
Zions Bancorp	14,971	688,367

		106,231,655

Beverages — 1.9%
Brown-Forman Corp., Class B(a)	13,483	747,363
Coca-Cola Co. (The)	304,748	15,517,768

Security	Shares	Value

Beverages (continued)
Constellation Brands, Inc., Class A	13,126	$2,585,034
Molson Coors Brewing Co., Class B	15,181	850,136
Monster Beverage Corp.(b)	30,732	1,961,624
PepsiCo, Inc.	111,180	14,579,033

		36,240,958

Biotechnology — 2.2%
AbbVie, Inc.	116,774	8,491,805
Alexion Pharmaceuticals, Inc.(b)	17,615	2,307,213
Amgen, Inc.	48,351	8,910,122
Biogen, Inc.(b)	15,563	3,639,719
Celgene Corp.(b)	55,594	5,139,109
Gilead Sciences, Inc.	101,305	6,844,166
Incyte Corp.(b)	14,327	1,217,222
Regeneron Pharmaceuticals, Inc.(b)	6,184	1,935,592
Vertex Pharmaceuticals, Inc.(b)	20,143	3,693,823

		42,178,771

Building Products — 0.3%
Allegion plc	7,583	838,301
AO Smith Corp.	10,276	484,616
Fortune Brands Home & Security, Inc.	11,342	647,968
Johnson Controls International plc	63,083	2,605,959
Masco Corp.	23,500	922,140

		5,498,984

Capital Markets — 2.7%
Affiliated Managers Group, Inc.	3,581	329,953
Ameriprise Financial, Inc.	10,838	1,573,244
Bank of New York Mellon Corp. (The)	69,196	3,055,004
BlackRock, Inc.(a)*	9,432	4,426,438
Cboe Global Markets, Inc.	9,082	941,168
Charles Schwab Corp. (The)	93,942	3,775,529
CME Group, Inc.	28,348	5,502,630
E*TRADE Financial Corp.	18,817	839,238
Franklin Resources, Inc.(a)	23,766	827,057
Goldman Sachs Group, Inc. (The)	27,165	5,557,959
Intercontinental Exchange, Inc.	45,035	3,870,308
Invesco Ltd.(a)	32,206	658,935
MarketAxess Holdings, Inc.	2,986	959,760
Moody’s Corp.	13,130	2,564,420
Morgan Stanley	102,417	4,486,889
MSCI, Inc.	6,781	1,619,235
Nasdaq, Inc.	9,406	904,575
Northern Trust Corp.	17,504	1,575,360
Raymond James Financial, Inc.	10,291	870,104
S&P Global, Inc.	19,696	4,486,552
State Street Corp.	30,421	1,705,401
T. Rowe Price Group, Inc.	18,354	2,013,617

		52,543,376

Chemicals — 2.0%
Air Products & Chemicals, Inc.	17,407	3,940,423
Albemarle Corp.(a)	8,474	596,654
Celanese Corp.	9,806	1,057,087
CF Industries Holdings, Inc.	18,074	844,237
Corteva, Inc.(b)	59,619	1,762,934
Dow, Inc.	59,356	2,926,844
DuPont de Nemours, Inc.	59,619	4,475,598
Eastman Chemical Co.	10,181	792,387
Ecolab, Inc.	20,179	3,984,142
FMC Corp.	10,776	893,869
International Flavors & Fragrances, Inc.(a)	7,960	1,154,916
Linde plc	43,026	8,639,621
LyondellBasell Industries NV, Class A	23,537	2,027,242
Mosaic Co. (The)	28,376	710,251

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
PPG Industries, Inc.	18,950	$2,211,655
Sherwin-Williams Co. (The)	6,482	2,970,636

		38,988,496

Commercial Services & Supplies — 0.4%
Cintas Corp.	6,773	1,607,165
Copart, Inc.(b)	15,774	1,178,949
Republic Services, Inc.	17,330	1,501,471
Rollins, Inc.(a)	11,856	425,275
Waste Management, Inc.	30,760	3,548,781

		8,261,641

Communications Equipment — 1.2%
Arista Networks, Inc.(b)	4,202	1,090,923
Cisco Systems, Inc.(a)	339,341	18,572,133
F5 Networks, Inc.(b)	4,820	701,937
Juniper Networks, Inc.	28,296	753,522
Motorola Solutions, Inc.	12,881	2,147,649

		23,266,164

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	9,306	785,334
Quanta Services, Inc.	11,428	436,435

		1,221,769

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	5,021	1,155,382
Vulcan Materials Co.	10,532	1,446,149

		2,601,531

Consumer Finance — 0.7%
American Express Co.(a)	54,775	6,761,426
Capital One Financial Corp.	36,760	3,335,602
Discover Financial Services	25,764	1,999,029
Synchrony Financial	51,398	1,781,969

		13,878,026

Containers & Packaging — 0.4%
Amcor plc(b)	129,482	1,487,748
Avery Dennison Corp.	6,808	787,550
Ball Corp.	26,788	1,874,892
International Paper Co.	32,188	1,394,384
Packaging Corp. of America	6,990	666,287
Sealed Air Corp.	12,451	532,654
Westrock Co.	20,786	758,065

		7,501,580

Distributors — 0.1%
Genuine Parts Co.	11,660	1,207,743
LKQ Corp.(b)	25,315	673,632

		1,881,375

Diversified Consumer Services — 0.0%
H&R Block, Inc.(a)	16,849	493,676

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class B(b)	153,613	32,745,683
Jefferies Financial Group, Inc.	21,331	410,195

		33,155,878

Diversified Telecommunication Services — 2.0%(a)
AT&T, Inc.	576,589	19,321,497
CenturyLink, Inc.	76,930	904,697
Verizon Communications, Inc.	327,092	18,686,766

		38,912,960

Electric Utilities — 2.0%
Alliant Energy Corp.	16,779	823,513
American Electric Power Co., Inc.	39,146	3,445,240

Security	Shares	Value

Electric Utilities (continued)
Duke Energy Corp.	57,602	$5,082,801
Edison International	25,556	1,722,730
Entergy Corp.	15,167	1,561,139
Evergy, Inc.	20,647	1,241,917
Eversource Energy	24,631	1,866,045
Exelon Corp.	76,878	3,685,531
FirstEnergy Corp.	40,384	1,728,839
NextEra Energy, Inc.	38,051	7,795,128
Pinnacle West Capital Corp.	8,107	762,788
PPL Corp.	57,844	1,793,742
Southern Co. (The)	82,172	4,542,468
Xcel Energy, Inc.	41,354	2,460,149

		38,512,030

Electrical Equipment — 0.5%
AMETEK, Inc.	17,368	1,577,709
Eaton Corp. plc	33,304	2,773,557
Emerson Electric Co.	48,454	3,232,851
Rockwell Automation, Inc.	9,614	1,575,062

		9,159,179

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	23,173	2,223,218
Corning, Inc.(a)	63,210	2,100,468
FLIR Systems, Inc.	11,031	596,777
IPG Photonics Corp.(b)	2,812	433,751
Keysight Technologies, Inc.(b)	14,751	1,324,788
TE Connectivity Ltd.	26,731	2,560,295

		9,239,297

Energy Equipment & Services — 0.5%
Baker Hughes a GE Co., Class A	41,288	1,016,924
Halliburton Co.	70,172	1,595,711
Helmerich & Payne, Inc.	8,874	449,202
National Oilwell Varco, Inc.	30,887	686,618
Schlumberger Ltd.	108,741	4,321,367
TechnipFMC plc(a)	34,439	893,348

		8,963,170

Entertainment — 2.0%
Activision Blizzard, Inc.	60,370	2,849,464
Electronic Arts, Inc.(b)	23,644	2,394,192
Netflix, Inc.(b)	34,548	12,690,171
Take-Two Interactive Software, Inc.(b)	9,061	1,028,695
Viacom, Inc., Class B	28,483	850,787
Walt Disney Co. (The)	138,262	19,306,906

		39,120,215

Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities, Inc.	9,009	1,271,080
American Tower Corp.	34,988	7,153,297
Apartment Investment & Management Co., Class A	11,631	582,946
AvalonBay Communities, Inc.	10,567	2,147,003
Boston Properties, Inc.	12,388	1,598,052
Crown Castle International Corp.	32,943	4,294,120
Digital Realty Trust, Inc.	16,693	1,966,268
Duke Realty Corp.	29,031	917,670
Equinix, Inc.	6,593	3,324,784
Equity Residential	29,640	2,250,269
Essex Property Trust, Inc.	5,283	1,542,266
Extra Space Storage, Inc.	10,317	1,094,634
Federal Realty Investment Trust	5,200	669,552
HCP, Inc.(a)	38,142	1,219,781
Host Hotels & Resorts, Inc.	59,551	1,085,019
Iron Mountain, Inc.(a)	22,928	717,646
Kimco Realty Corp.(a)	33,501	619,098

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Macerich Co. (The)(a)	8,673	$290,459
Mid-America Apartment Communities, Inc.	9,170	1,079,859
Prologis, Inc.	49,889	3,996,109
Public Storage	11,891	2,832,079
Realty Income Corp.	24,379	1,681,420
Regency Centers Corp.	12,255	817,899
SBA Communications Corp.(b)	9,055	2,035,926
Simon Property Group, Inc.	24,402	3,898,464
SL Green Realty Corp.	5,679	456,421
UDR, Inc.	21,980	986,682
Ventas, Inc.	28,645	1,957,886
Vornado Realty Trust(a)	13,100	839,710
Welltower, Inc.(a)	30,561	2,491,638
Weyerhaeuser Co.	59,796	1,575,027

		57,393,064

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	34,815	9,200,212
Kroger Co. (The)(a)	63,911	1,387,508
Sysco Corp.	37,230	2,632,905
Walgreens Boots Alliance, Inc.	61,606	3,368,000
Walmart, Inc.	110,887	12,251,905

		28,840,530

Food Products — 1.1%

Archer-Daniels-Midland Co.	44,953	1,834,083
Campbell Soup Co.	15,295	612,871
Conagra Brands, Inc.(a)	39,054	1,035,712
General Mills, Inc.	47,043	2,470,698
Hershey Co. (The)(a)	11,168	1,496,847
Hormel Foods Corp.(a)	22,041	893,542
JM Smucker Co. (The)	8,859	1,020,468
Kellogg Co.(a)	20,189	1,081,525
Kraft Heinz Co. (The)	49,844	1,547,158
Lamb Weston Holdings, Inc.	11,766	745,494
McCormick & Co., Inc. (Non-Voting)	9,817	1,521,733
Mondelez International, Inc., Class A	114,537	6,173,544
Tyson Foods, Inc., Class A	23,203	1,873,410

		22,307,085

Gas Utilities — 0.0%
Atmos Energy Corp.	9,317	983,503

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	139,112	11,699,319
ABIOMED, Inc.(b)	3,636	947,142
Align Technology, Inc.(b)	5,731	1,568,575
Baxter International, Inc.	37,660	3,084,354
Becton Dickinson and Co.	21,330	5,375,373
Boston Scientific Corp.(b)	109,748	4,716,969
Cooper Cos., Inc. (The)	3,764	1,268,054
Danaher Corp.	49,746	7,109,698
Dentsply Sirona, Inc.	18,102	1,056,433
Edwards Lifesciences Corp.(b)	16,417	3,032,877
Hologic, Inc.(b)	20,448	981,913
IDEXX Laboratories, Inc.(b)	6,891	1,897,299
Intuitive Surgical, Inc.(b)	9,046	4,745,079
Medtronic plc	106,298	10,352,362
ResMed, Inc.	11,445	1,396,633
Stryker Corp.	24,480	5,032,599
Teleflex, Inc.	3,675	1,216,976
Varian Medical Systems, Inc.(b)	7,301	993,885
Zimmer Biomet Holdings, Inc.	16,094	1,894,908

		68,370,448

Security	Shares	Value

Health Care Providers & Services — 2.7%
AmerisourceBergen Corp.	12,563	$1,071,122
Anthem, Inc.	20,348	5,742,409
Cardinal Health, Inc.	23,967	1,128,846
Centene Corp.(b)	33,150	1,738,386
Cigna Corp.	30,020	4,729,651
CVS Health Corp.	102,897	5,606,858
DaVita, Inc.(b)	10,342	581,841
HCA Healthcare, Inc.	20,848	2,818,024
Henry Schein, Inc.(b)	12,159	849,914
Humana, Inc.	10,470	2,777,691
Laboratory Corp. of America Holdings(b)	7,892	1,364,527
McKesson Corp.	15,083	2,027,004
Quest Diagnostics, Inc.	10,757	1,095,170
UnitedHealth Group, Inc.	75,335	18,382,493
Universal Health Services, Inc., Class B	6,775	883,392
WellCare Health Plans, Inc.(b)	4,033	1,149,687

		51,947,015

Health Care Technology — 0.1%
Cerner Corp.(b)	25,973	1,903,821

Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.(a)	32,194	1,498,631
Chipotle Mexican Grill, Inc.(b)	1,947	1,426,917
Darden Restaurants, Inc.	9,933	1,209,144
Hilton Worldwide Holdings, Inc.	23,523	2,299,138
Marriott International, Inc., Class A	22,175	3,110,931
McDonald’s Corp.	60,573	12,578,589
MGM Resorts International	41,355	1,181,512
Norwegian Cruise Line Holdings Ltd.(b)	17,654	946,784
Royal Caribbean Cruises Ltd.	13,774	1,669,546
Starbucks Corp.	96,014	8,048,854
Wynn Resorts Ltd.	7,440	922,486
Yum! Brands, Inc.	24,146	2,672,238

		37,564,770

Household Durables — 0.3%
DR Horton, Inc.	27,554	1,188,404
Garmin Ltd.	9,829	784,354
Leggett & Platt, Inc.(a)	10,632	407,950
Lennar Corp., Class A	21,851	1,058,899
Mohawk Industries, Inc.(b)	4,984	734,991
Newell Brands, Inc.(a)	31,540	486,347
PulteGroup, Inc.	20,679	653,870
Whirlpool Corp.(a)	5,087	724,185

		6,039,000

Household Products — 1.7%
Church & Dwight Co., Inc.(a)	19,776	1,444,835
Clorox Co. (The)	9,934	1,520,995
Colgate-Palmolive Co.	68,323	4,896,709
Kimberly-Clark Corp.	27,207	3,626,149
Procter & Gamble Co. (The)	197,999	21,710,590

		33,199,278

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	53,692	899,878
NRG Energy, Inc.	22,456	788,655

		1,688,533

Industrial Conglomerates — 1.4%
3M Co.	45,561	7,897,544
General Electric Co.	689,302	7,237,671
Honeywell International, Inc.	57,721	10,077,509
Roper Technologies, Inc.	8,143	2,982,455

		28,195,179

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 2.5%
Aflac, Inc.	59,642	$3,268,978
Allstate Corp. (The)	26,288	2,673,227
American International Group, Inc.	68,959	3,674,135
Aon plc	19,048	3,675,883
Arthur J Gallagher & Co.	13,991	1,225,472
Assurant, Inc.	4,174	444,030
Chubb Ltd.	36,388	5,359,588
Cincinnati Financial Corp.	12,289	1,274,001
Everest Re Group Ltd.	3,243	801,605
Hartford Financial Services Group, Inc. (The)	28,782	1,603,733
Lincoln National Corp.	15,516	1,000,006
Loews Corp.	20,473	1,119,259
Marsh & McLennan Cos., Inc.	40,115	4,001,471
MetLife, Inc.	76,072	3,778,496
Principal Financial Group, Inc.	20,991	1,215,799
Progressive Corp. (The)	46,308	3,701,398
Prudential Financial, Inc.	32,211	3,253,311
Torchmark Corp.	8,156	729,636
Travelers Cos., Inc. (The)	20,856	3,118,389
Unum Group	17,405	583,938
Willis Towers Watson plc	10,383	1,988,760

		48,491,115

Interactive Media & Services — 4.7%(b)
Alphabet, Inc., Class A	23,669	25,628,793
Alphabet, Inc., Class C	24,295	26,260,709
Facebook, Inc., Class A	190,454	36,757,622
TripAdvisor, Inc.	8,394	388,558
Twitter, Inc.	57,452	2,005,075

		91,040,757

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.(b)	32,784	62,080,766
Booking Holdings, Inc.(b)	3,432	6,434,005
eBay, Inc.	64,942	2,565,209
Expedia Group, Inc.	9,178	1,220,949

		72,300,929

IT Services — 5.3%
Accenture plc, Class A	50,479	9,327,005
Akamai Technologies, Inc.(b)	13,233	1,060,493
Alliance Data Systems Corp.	3,696	517,921
Automatic Data Processing, Inc.	34,557	5,713,309
Broadridge Financial Solutions, Inc.	9,303	1,187,807
Cognizant Technology Solutions Corp., Class A	45,452	2,881,202
DXC Technology Co.	21,458	1,183,409
Fidelity National Information Services, Inc.	25,475	3,125,273
Fiserv, Inc.(b)	30,965	2,822,769
FleetCor Technologies, Inc.(b)	6,884	1,933,371
Gartner, Inc.(a)(b)	7,274	1,170,678
Global Payments, Inc.	12,386	1,983,370
International Business Machines Corp.	70,405	9,708,850
Jack Henry & Associates, Inc.(a)	6,232	834,589
Mastercard, Inc., Class A(a)	71,542	18,925,005
Paychex, Inc.	24,834	2,043,590
PayPal Holdings, Inc.(b)	92,838	10,626,237
Total System Services, Inc.	12,300	1,577,721
VeriSign, Inc.(b)	8,437	1,764,683
Visa, Inc., Class A	137,853	23,924,388
Western Union Co. (The)	35,055	697,244

		103,008,914

Leisure Products — 0.0%
Hasbro, Inc.	9,311	983,986

Security	Shares	Value

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	24,806	$1,852,264
Illumina, Inc.(b)	11,635	4,283,425
IQVIA Holdings, Inc.(b)	12,705	2,044,234
Mettler-Toledo International, Inc.(b)	1,984	1,666,560
PerkinElmer, Inc.	8,911	858,486
Thermo Fisher Scientific, Inc.	31,859	9,356,351
Waters Corp.(b)	5,724	1,232,034

		21,293,354

Machinery — 1.6%
Caterpillar, Inc.	45,699	6,228,317
Cummins, Inc.	11,615	1,990,114
Deere & Co.	25,177	4,172,081
Dover Corp.	11,751	1,177,450
Flowserve Corp.(a)	10,379	546,870
Fortive Corp.	23,609	1,924,606
Illinois Tool Works, Inc.(a)	23,788	3,587,468
Ingersoll-Rand plc	19,085	2,417,497
PACCAR, Inc.	27,884	1,998,167
Parker-Hannifin Corp.	10,382	1,765,044
Pentair plc	12,665	471,138
Snap-on, Inc.(a)	4,477	741,570
Stanley Black & Decker, Inc.	11,900	1,720,859
Wabtec Corp.(a)	10,758	771,994
Xylem, Inc.	14,555	1,217,380

		30,730,555

Media — 1.4%
CBS Corp. (Non-Voting), Class B	27,785	1,386,471
Charter Communications, Inc., Class A(b)	13,722	5,422,660
Comcast Corp., Class A	357,165	15,100,936
Discovery, Inc., Class A(b)	12,543	385,070
Discovery, Inc., Class C(a)(b)	28,784	818,905
DISH Network Corp., Class A(b)	18,485	710,009
Fox Corp., Class A(b)	27,566	1,010,018
Fox Corp., Class B(b)	12,788	467,146
Interpublic Group of Cos., Inc. (The)	30,812	696,043
News Corp., Class A	26,216	353,654
News Corp., Class B	10,303	143,830
Omnicom Group, Inc.	17,874	1,464,774

		27,959,516

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	117,195	1,360,634
Newmont Goldcorp Corp.	64,367	2,476,198
Nucor Corp.	24,429	1,346,038

		5,182,870

Multiline Retail — 0.5%
Dollar General Corp.	20,631	2,788,486
Dollar Tree, Inc.(b)	18,774	2,016,140
Kohl’s Corp.(a)	13,260	630,513
Macy’s, Inc.	24,414	523,925
Nordstrom, Inc.(a)	8,619	274,601
Target Corp.(a)	41,251	3,572,749

		9,806,414

Multi-Utilities — 1.1%
Ameren Corp.	19,578	1,470,504
CenterPoint Energy, Inc.	40,485	1,159,085
CMS Energy Corp.	22,636	1,310,851
Consolidated Edison, Inc.	25,818	2,263,722
Dominion Energy, Inc.(a)	63,348	4,898,067
DTE Energy Co.	14,603	1,867,432
NiSource, Inc.	30,206	869,933
Public Service Enterprise Group, Inc.	40,013	2,353,565
Sempra Energy	21,699	2,982,311

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
WEC Energy Group, Inc.	24,058	$2,005,715

		21,181,185

Oil, Gas & Consumable Fuels — 4.6%
Anadarko Petroleum Corp.	39,515	2,788,178
Apache Corp.	30,143	873,243
Cabot Oil & Gas Corp.	34,341	788,469
Chevron Corp.	150,558	18,735,437
Cimarex Energy Co.	8,229	488,227
Concho Resources, Inc.	16,076	1,658,722
ConocoPhillips	89,403	5,453,583
Devon Energy Corp.	32,247	919,684
Diamondback Energy, Inc.	12,472	1,359,074
EOG Resources, Inc.	45,873	4,273,529
Exxon Mobil Corp.(a)	335,690	25,723,925
Hess Corp.	20,328	1,292,251
HollyFrontier Corp.	12,635	584,748
Kinder Morgan, Inc.	154,571	3,227,442
Marathon Oil Corp.	61,677	876,430
Marathon Petroleum Corp.	53,028	2,963,205
Noble Energy, Inc.	38,564	863,834
Occidental Petroleum Corp.	58,901	2,961,542
ONEOK, Inc.	32,449	2,232,816
Phillips 66	33,001	3,086,913
Pioneer Natural Resources Co.	13,527	2,081,264
Valero Energy Corp.	32,913	2,817,682
Williams Cos., Inc. (The)	94,615	2,653,005

		88,703,203

Personal Products — 0.2%
Coty, Inc., Class A	23,677	317,272
Estee Lauder Cos., Inc. (The), Class A	17,247	3,158,098

		3,475,370

Pharmaceuticals — 4.6%
Allergan plc	24,659	4,128,656
Bristol-Myers Squibb Co.	129,205	5,859,447
Eli Lilly & Co.	68,317	7,568,840
Johnson & Johnson	210,959	29,382,370
Merck & Co., Inc.	204,459	17,143,887
Mylan NV(b)	41,465	789,494
Nektar Therapeutics(b)	14,017	498,725
Perrigo Co. plc	9,995	475,962
Pfizer, Inc.	439,885	19,055,818
Zoetis, Inc.	37,927	4,304,335

		89,207,534

Professional Services — 0.3%
Equifax, Inc.	9,503	1,285,186
IHS Markit Ltd.(a)(b)	29,107	1,854,698
Nielsen Holdings plc	28,824	651,422
Robert Half International, Inc.	9,577	545,985
Verisk Analytics, Inc.	12,523	1,834,119

		6,171,410

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(b)	25,317	1,298,762

Road & Rail — 1.0%
CSX Corp.	61,277	4,741,002
JB Hunt Transport Services, Inc.	7,054	644,806
Kansas City Southern	8,092	985,767
Norfolk Southern Corp.	21,135	4,212,840
Union Pacific Corp.	56,112	9,489,100

		20,073,515

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.(b)	69,755	$2,118,459
Analog Devices, Inc.	28,748	3,244,787
Applied Materials, Inc.	75,096	3,372,561
Broadcom, Inc.	31,366	9,029,017
Intel Corp.	356,198	17,051,198
KLA-Tencor Corp.	13,240	1,564,968
Lam Research Corp.	12,048	2,263,096
Maxim Integrated Products, Inc.	21,987	1,315,262
Microchip Technology, Inc.(a)	18,684	1,619,903
Micron Technology, Inc.(b)	88,301	3,407,536
NVIDIA Corp.	47,943	7,873,679
Qorvo, Inc.(b)	9,875	657,774
QUALCOMM, Inc.	95,836	7,290,245
Skyworks Solutions, Inc.	14,116	1,090,743
Texas Instruments, Inc.	74,206	8,515,881
Xilinx, Inc.	20,008	2,359,343

		72,774,452

Software — 6.7%
Adobe, Inc.(b)	38,603	11,374,374
ANSYS, Inc.(b)	6,689	1,370,041
Autodesk, Inc.(b)	17,279	2,814,749
Cadence Design Systems, Inc.(b)	22,440	1,588,976
Citrix Systems, Inc.	9,964	977,867
Fortinet, Inc.(b)	11,679	897,297
Intuit, Inc.	20,518	5,361,969
Microsoft Corp.	607,795	81,420,219
Oracle Corp.	192,356	10,958,521
Red Hat, Inc.(b)	13,989	2,626,575
salesforce.com, Inc.(b)	60,481	9,176,782
Symantec Corp.(a)	49,892	1,085,650
Synopsys, Inc.(b)	11,594	1,492,032

		131,145,052

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	5,813	896,016
AutoZone, Inc.(b)	1,966	2,161,558
Best Buy Co., Inc.	18,828	1,312,877
CarMax, Inc.(b)	13,318	1,156,402
Foot Locker, Inc.	9,017	377,993
Gap, Inc. (The)(a)	17,511	314,673
Home Depot, Inc. (The)	87,222	18,139,559
L Brands, Inc.	18,284	477,212
Lowe’s Cos., Inc.	62,063	6,262,777
O’Reilly Automotive, Inc.(b)	6,179	2,282,028
Ross Stores, Inc.	29,171	2,891,430
Tiffany & Co.(a)	8,713	815,885
TJX Cos., Inc. (The)	96,130	5,083,354
Tractor Supply Co.	9,754	1,061,235
Ulta Beauty, Inc.(b)	4,423	1,534,295

		44,767,294

Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc.	346,499	68,579,082
Hewlett Packard Enterprise Co.	110,691	1,654,830
HP, Inc.	121,025	2,516,110
NetApp, Inc.	19,740	1,217,958
Seagate Technology plc(a)	19,896	937,500
Western Digital Corp.(a)	23,331	1,109,389
Xerox Corp.	16,211	574,031

		76,588,900

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(b)	12,316	427,119
Hanesbrands, Inc.	29,028	499,862
NIKE, Inc., Class B	99,723	8,371,746

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	shares	Value

Textiles, Apparel & Luxury Goods (continued)
PVH Corp.	6,052	$572,761
Ralph Lauren Corp.(a)	4,275	485,597
Tapestry, Inc.	23,172	735,248
Under Armour, Inc., Class A(a)(b)	15,126	383,444
Under Armour, Inc., Class C(b)	15,770	350,094
VF Corp.	25,284	2,208,557

		14,034,428

Tobacco — 0.9%
Altria Group, Inc.	148,284	7,021,248
Philip Morris International, Inc.	122,995	9,658,797

		16,680,045

Trading Companies & Distributors — 0.2%
Fastenal Co.	45,808	1,492,883
United Rentals, Inc.(b)	6,456	856,259
WW Grainger, Inc.	3,658	981,185

		3,330,327

Security	shares	Value

Water Utilities — 0.1%
American Water Works Co., Inc.	13,992	$1,623,072

Total Common Stocks — 99.6% (Cost: $926,185,768)		1,937,101,231

Total Long-Term Investments — 99.6% (Cost: $926,185,768)		1,937,101,231

Short-Term Securities — 3.4%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	11,869,990	11,869,990
SL Liquidity Series, LLC, Money Market Series, 2.55%(d)	54,183,294	54,199,549

Total Short-Term Securities — 3.4% (Cost: $66,068,544)		66,069,539

Total Investments — 103.0% (Cost: $992,254,312)		2,003,170,770

Liabilities in Excess of Other Assets — (3.0)%		(58,381,874)

Net Assets — 100.0%		$1,944,788,896

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold		Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	15,713,324	—		(3,843,334	)(b)	11,869,990	$11,869,990	$121,997		$—	$—
SL Liquidity Series, LLC, Money Market Series	31,575,620	22,607,674	(c)	—		54,183,294	54,199,549	62,315	(d)	12,162	1,967
BlackRock, Inc.	9,976	117		(661)		9,432	4,426,438	63,964		159,484	590,721

							$70,495,977	$248,276		$171,646	$592,688

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock S&P 500 Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	86	09/20/19	$12,660	$82,033

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$82,033	$—	$—	$—	$82,033

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,089,696	$—	$—	$—	$2,089,696

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(91,137)	—	—	—	(91,137)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,232,005

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock S&P 500 Index V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$1,937,101,231	$—	$—	$1,937,101,231
Short-Term Securities	11,869,990	—	—	11,869,990

Subtotal	$1,948,971,221	$—	$—	$1,948,971,221

Investments valued at NAV (b)				54,199,549

Total Investments				$2,003,170,770

Derivative Financial Instruments (c)
Assets:
Equity contracts	$82,033	$—	$—	$82,033

(a)	See above Schedule of Investments for values in each industry. Investments categorized as Level 1 are included in industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock S&P 500 Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $53,105,352) (cost — $924,211,314)	$1,932,674,793
Investments at value — affiliated (cost — $68,042,998)	70,495,977
Cash	4,375
Cash pledged for futures contracts	611,000
Receivables:
Investments sold	37,940
Securities lending income — affiliated	8,678
Capital shares sold	150,185
Dividends — affiliated	16,139
Dividends — unaffiliated	1,605,465
Variation margin on futures contracts	61,927
Prepaid expenses	26,158
Other assets	164,964

Total assets	2,005,857,601

LIABILITIES
Cash collateral on securities loaned at value	54,182,731
Payables:
Investments purchased	997,702
Capital shares redeemed	5,247,997
Distribution fees	62,637
Investment advisory fees	109,964
Directors’ and Officer’s fees	8,588
Other accrued expenses	459,086

Total liabilities	61,068,705

NET ASSETS	$1,944,788,896

NET ASSETS CONSIST OF
Paid-in capital	$885,661,258
Accumulated earnings	1,059,127,638

NET ASSETS	$1,944,788,896

NET ASSET VALUE
Class I — Based on net assets of $1,604,367,829 and 66,038,663 shares outstanding, 100 million shares authorized, $0.10 par value	$24.29

Class II — Based on net assets of $6,283,193 and 261,144 shares outstanding, 100 million shares authorized, $0.10 par value	$24.06

Class III — Based on net assets of $334,137,874 and 13,896,223 shares outstanding, 100 million shares authorized, $0.10 par value	$24.05

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock S&P 500 Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$185,961
Dividends — unaffiliated	19,345,356
Securities lending income — affiliated — net	62,315

Total investment income	19,593,632

EXPENSES
Investment advisory	658,748
Transfer agent — class specific	556,406
Distribution — class specific	424,260
Accounting services	79,462
Professional	70,215
Printing	31,759
Directors and Officer	19,995
Custodian	13,981
Transfer agent	2,676
Offering	2,383
Registration	1,131
Miscellaneous	8,078

Total expenses	1,869,094
Less:
Fees waived and/or reimbursed by the Manager	(5,382)
Transfer agent fees waived and/or reimbursed — class specific	(116,824)

Total expenses after fees waived and/or reimbursed	1,746,888

Net investment income	17,846,744

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — affiliated	171,646
Investments — unaffiliated	41,335,662
Futures contracts	2,089,696

43,597,004

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	592,688
Investments — unaffiliated	252,801,757
Futures contracts	(91,137)

253,303,308

Net realized and unrealized gain	296,900,312

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$314,747,056

See notes to financial statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock S&P 500 Index V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,846,744	$19,836,104
Net realized gain	43,597,004	98,306,729
Net change in unrealized appreciation (depreciation)	253,303,308	(206,841,447)

Net increase (decrease) in net assets resulting from operations	314,747,056	(88,698,614)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(80,579,932)
Class II	—	(251,963)
Class III	—	(18,332,689)

Decrease in net assets resulting from distributions to shareholders	—	(99,164,584)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(106,295,773)	1,704,609,344

NET ASSETS
Total increase in net assets	208,451,283	1,516,746,146
Beginning of period	1,736,337,613	219,591,467

End of period	$1,944,788,896	$1,736,337,613

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund

	Class I
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$20.50		$22.82		$19.90	$19.08	$20.63	$19.43

Net investment income (a)	0.22		0.44		0.37	0.37	0.37	0.35
Net realized and unrealized gain (loss)	3.57		(1.51)		3.91	1.85	(0.14)	2.25

Net increase (decrease) from investment operations	3.79		(1.07)		4.28	2.22	0.23	2.60

Distributions (b)
From net investment income	—		(0.25)		(0.39)	(0.38)	(0.42)	(0.36)
From net realized gain	—		(1.00)		(0.97)	(1.02)	(1.36)	(1.04)

Total distributions	—		(1.25)		(1.36)	(1.40)	(1.78)	(1.40)

Net asset value, end of period	$24.29		$20.50		$22.82	$19.90	$19.08	$20.63

Total Return (c)
Based on net asset value	18.49	%(d)	(4.61)%		21.50%	11.60%	1.05%	13.30%

Ratios to Average Net Assets
Total expenses	0.14	%(e)	0.19	%(f)	0.46%	0.46%	0.46%	0.46%

Total expenses after fees waived and/or reimbursed	0.14	%(e)	0.16	%(f)	0.30%	0.31%	0.31%	0.34%

Net investment income	1.94	%(e)	1.88%		1.68%	1.87%	1.76%	1.70%

Supplemental Data
Net assets, end of period (000)	$1,604,368		$1,412,400		$216,251	$195,261	$187,048	$204,029

Portfolio turnover rate	1%		5%		3%	4%	4%	3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.18% and 0.15%, respectively.

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund

	Class II
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$20.32		$22.63		$19.75	$18.94	$20.49	$19.31

Net investment income (a)	0.20		0.38		0.34	0.33	0.33	0.32
Net realized and unrealized gain (loss)	3.54		(1.47)		3.87	1.85	(0.13)	2.22

Net increase (decrease) from investment operations	3.74		(1.09)		4.21	2.18	0.20	2.54

Distributions (b)
From net investment income	—		(0.22)		(0.36)	(0.35)	(0.39)	(0.32)
From net realized gain	—		(1.00)		(0.97)	(1.02)	(1.36)	(1.04)

Total distributions	—		(1.22)		(1.33)	(1.37)	(1.75)	(1.36)

Net asset value, end of period	$24.06		$20.32		$22.63	$19.75	$18.94	$20.49

Total Return (c)
Based on net asset value	18.41	%(d)	(4.74)%		21.31%	11.47%	0.89%	13.11%

Ratios to Average Net Assets
Total expenses	0.30	%(e)	0.40	%(f)	0.60%	0.62%	0.61%	0.60%

Total expenses after fees waived and/or reimbursed	0.29	%(e)	0.33	%(f)	0.45%	0.46%	0.46%	0.48%

Net investment income	1.78	%(e)	1.64%		1.54%	1.71%	1.61%	1.55%

Supplemental Data
Net assets, end of period (000)	$6,283		$4,485		$3,340	$2,298	$1,780	$1,962

Portfolio turnover rate	1%		5%		3%	4%	4%	3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.39% and 0.33%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund

	Class III
	Six Months Ended 06/30/19 (unaudited)		Period from 02/14/18 (a) to 12/31/18

Net asset value, beginning of period	$20.32		$22.88

Net investment income (b)	0.19		0.34
Net realized and unrealized gain (loss)	3.54		(1.69)

Net increase (decrease) from investment operations	3.73		(1.35)

Distributions (c)
From net investment income	—		(0.21)
From net realized gain	—		(1.00)

Total distributions	—		(1.21)

Net asset value, end of period	$24.05		$20.32

Total Return (d)
Based on net asset value	18.36	%(e)	(5.82	)%(e)

Ratios to Average Net Assets
Total expenses	0.46	%(f)	0.38	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.39	%(f)	0.36	%(f)(g)

Net investment income	1.69	%(f)	1.64	%(f)

Supplemental Data
Net assets, end of period (000)	$334,138		$319,453

Portfolio turnover rate	1%		5	%(h)

(a)	Recommencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.37% and 0.35%, respectively.

(h)	Portfolio turnover rate is representative of the fund for the entire year.

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced operations on February 14, 2018.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganizations: The Board of Directors of the Company (the “Board”), the Board of the HIMCO Variable Insurance Trust and shareholders of the HIMCO VIT Index Fund (the “HIMCO Fund”) approved the reorganization of the HIMCO Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the HIMCO Fund in exchange for an equal aggregate value of newly-issued Class I and Class III Shares of the Fund.

Each shareholder of the HIMCO Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s HIMCO Fund shares, as determined at the close of business on April 20, 2018, less the costs of the HIMCO Fund’s reorganization.

The HIMCO reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

HIMCO Fund’s Share Class	Shares Prior to HIMCO Reorganization	Conversion Ratio	S&P 500 Index V.I. Fund’s Share Class	Shares of S&P 500 Index V.I. Fund
Class IA	17,179,594	1.83129659	Class I	31,460,932
Class IB	9,244,848	1.81412014	Class III	16,771,265

The HIMCO Fund’s net assets and composition of net assets as of the close of business on April 20, 2018, the valuation date of the HIMCO reorganization were as follows:

HIMCO Fund	Net Assets	Paid-In Capital	Accumulated earnings
HIMCO VIT Index Fund	$1,100,925,673	$552,473,484	$548,452,189

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the HIMCO Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the HIMCO acquisition were $221,043,512. The aggregate net assets of the Fund immediately after the HIMCO acquisition amounted to $1,321,969,185. The HIMCO Fund’s fair value and cost of investments prior to the HIMCO reorganization were as follows:

HIMCO Fund	Fair Value of Investments	Cost of Investments
HIMCO VIT Index Fund	$1,091,642,970	$514,211,227

The purpose of the transaction was to combine the assets of the HIMCO Fund with the assets of the Fund. The HIMCO reorganization was a tax-free event and closed on April 23, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $25,009,801

•	Net realized and change in unrealized loss on investments: $(108,025,468)

•	Net decrease in net assets resulting from operations: $(83,015,667)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since April 23, 2018.

The Board, the Board of Trustees of State Farm Variable Product Trust and shareholders of the State Farm Large Cap Equity Index Fund (the “State Farm Fund”) approved the reorganization of the State Farm Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the State Farm Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the State Farm Fund received shares of the Fund in an amount equal to the aggregate NAV of such shareholder’s State Farm Fund shares, as determined at the close of business on October 26, 2018, less the costs of the State Farm Fund’s reorganization.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

The State Farm reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

State Farm Fund	Shares Prior to State Farm Reorganization	Conversion Ratio	S&P 500 Index V.I. Fund’s Share Class	Shares of S&P 500 Index V.I. Fund
State Farm Large Cap Equity Index Fund	31,060,082	0.87209818	Class I	27,087,441

The State Farm Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the State Farm reorganization were as follows:

State Farm Fund	Net Assets	Paid-In Capital	Accumulated earnings
State Farm Large Cap Equity Index Fund	$622,154,676	$387,022,240	$235,132,436

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the State Farm Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the State Farm acquisition were $1,244,306,961. The aggregate net assets of the Fund immediately after the State Farm acquisition amounted to $1,866,461,637. The State Farm Fund’s fair value and cost of investments prior to the reorganization were as follows:

State Farm Fund	Fair Value of Investments	Cost of Investments
State Farm Large Cap Equity Index Fund	$617,866,688	$382,357,766

The purpose of the transaction was to combine the assets of the State Farm Fund with the assets of the Fund. The State Farm reorganization was a tax-free event and closed on October 29, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $29,919,446

•	Net realized and change in unrealized loss on investments: $(105,351,557)

•	Net decrease in net assets resulting from operations: $(75,432,111)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since October 29, 2018.

State Farm Reorganization costs incurred by the Fund in connection with the State Farm Reorganization were expensed by the Fund. The Manager reimbursed the Fund $111,986, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Citigroup Global Markets, Inc.	$17,500,057	$(17,500,057)	$—
Credit Suisse Securities (USA) LLC	20,261,280	(20,261,280)	—
Deutsche Bank Securities, Inc.	6,271	(6,271)	—
Fidelity Investments	1,024,226	(1,022,678)	1,548
JP Morgan Securities LLC	12,204,756	(12,204,756)	—
Nomura Securities International, Inc.	6,396	(6,396)	—
State Street Bank & Trust Co.	2,102,366	(2,102,366)	—

	$53,105,352	$(53,103,804)	$1,548

(a)

Cash collateral with a value of $54,182,731 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of June 30, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.07% of the average daily value of the Fund’s net assets.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$3,921
Class III	420,339
$424,260

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$355,288
Class II	1,362
Class III	199,756
$556,406

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $3,751.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

90 days’ notice by a majority of directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2019, the Fund reimbursed the Manager $7,182 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.05
Class III	0.05

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ —
Class II	55
Class III	115,976
$ 116,031

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.15%
Class II	0.30
Class III	0.40

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived and/ or reimbursed $1,631 and $793 which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $18,308 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$6,965,371
Sales	4,473,428
Net Realized Gain	692,445

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $22,143,134 and $104,593,161 respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,023,295,251

Gross unrealized appreciation	$1,029,521,028
Gross unrealized depreciation	(49,563,476)

Net unrealized appreciation	$979,957,552

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18 (a)

	Shares	Amount	Shares	Amount
Class I
Shares sold	704,046	$16,120,683	1,629,081	$38,154,514
Shares issued in reinvestment of distributions	—	—	3,984,526	80,579,932
Shares issued resulting from reorganization	—	—	58,548,373	1,342,478,516
Shares redeemed	(3,557,205)	(81,755,948)	(4,748,491)	(111,807,406)

Net increase (decrease)	(2,853,159)	$(65,635,265)	59,413,489	$1,349,405,556

Class II
Shares sold	74,431	$1,755,555	104,448	$2,472,635
Shares issued in reinvestment of distributions	—	—	12,559	251,963
Shares redeemed	(33,989)	(804,639)	(43,947)	(1,018,068)

Net increase	40,442	$950,916	73,060	$1,706,530

Class III
Shares sold	322,032	$7,327,863	749,247	$17,376,769
Shares issued in reinvestment of distributions	—	—	912,793	18,332,584
Shares issued resulting from reorganization	—	—	16,771,265	380,601,833
Shares redeemed	(2,148,997)	(48,939,287)	(2,710,117)	(62,813,928)

Net increase (decrease)	(1,826,965)	$(41,611,424)	15,723,188	$353,497,258

Total Net Increase (Decrease)	(4,639,682)	$(106,295,773)	75,209,737	$1,704,609,344

(a)	Period February 14, 2018 (recommencement of operations) to December 31, 2018 for Class III.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2019, BlackRock Financial Management, Inc, an affiliate of the Fund, owned 437 Class III shares of BlackRock S&P 500 Index V.I. Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Glossary of Terms Used in this Report

Portfolio Abbreviations

MSCI	Morgan Stanley Capital International

S&P	S&P Global Ratings

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

▶	BlackRock Small Cap Index V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2019	BlackRock Small Cap Index V.I. Fund

Investment Objective

BlackRock Small Cap Index V.I. Fund’s (the “Fund”) investment objective is to seek to match the performance of the Russell 2000® Index (the “Russell 2000” or the “Underlying Index”) as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund’s Class I Shares returned 16.98%, matching the return of the benchmark Russell 2000® Index for the same period. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Describe the market environment.

All eleven of the Global Industry Classification Standard (“GICS”) sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018.

In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds. On the macro front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. The U.S. unemployment rate held at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%.

Less optimism was evident in the U.S. interest rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury yield dropped from a first quarter high of 2.78% in mid-January to 2.4% at quarter end. The bid for long-term debt coupled with high short-term rates (Fed fund target rate remained at 2.5% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities and its inversion has preceded every U.S. recession since the 1950s.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. In the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at June’s month end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter of 2019 to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the second quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 2000® Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Small Cap Index V.I. Fund

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year (e)	5 Years (e)	10 Years (e)
Class I(b)(c)	16.98%	(3.47)%	6.77%	13.03%
Russell 2000® Index(d)	16.98	(3.31)	7.06	13.45

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund will invest at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000.

(d)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

(e)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,169.80	$1.18	$1,000.00	$1,023.70	$1.10	0.22%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See	“Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	17%
Health Care	17
Industrials	16
Information Technology	13
Consumer Discretionary	11
Real Estate	8
Energy	4
Materials	4
Utilities	4
Consumer Staples	3
Communication Services	2
Short-Term Securities	16
Liabilities in Excess of Other Assets	(15)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Aerospace & Defense — 1.3%
AAR Corp.	4,533	$166,769
Aerojet Rocketdyne Holdings, Inc.(a)	9,874	442,059
Aerovironment, Inc.(a)	2,902	164,746
Astronics Corp.(a)	3,276	131,761
Axon Enterprise, Inc.(a)	7,887	506,424
Cubic Corp.(b)	4,236	273,137
Ducommun, Inc.(a)	1,510	68,056
Kratos Defense & Security Solutions, Inc.(a)	12,183	278,869
Maxar Technologies, Inc.(b)	7,819	61,145
Mercury Systems, Inc.(a)	7,213	507,435
Moog, Inc., Class A(b)	4,349	407,110
National Presto Industries, Inc.(b)	659	61,478
Parsons Corp.(a)	2,520	92,887
Triumph Group, Inc.(b)	6,744	154,438
Vectrus, Inc.(a)	1,481	60,069
Wesco Aircraft Holdings, Inc.(a)	7,195	79,864

		3,456,247

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.(a)(b)	7,982	194,761
Atlas Air Worldwide Holdings, Inc.(a)	3,145	140,393
Echo Global Logistics, Inc.(a)	3,715	77,532
Forward Air Corp.	3,897	230,508
Hub Group, Inc., Class A(a)	4,474	187,818
Radiant Logistics, Inc.(a)	5,513	33,850

		864,862

Airlines — 0.5%
Allegiant Travel Co.	1,762	252,847
Hawaiian Holdings, Inc.	6,486	177,911
Mesa Air Group, Inc.(a)	2,825	25,821
SkyWest, Inc.(b)	6,766	410,493
Spirit Airlines, Inc.(a)	9,282	443,030

		1,310,102

Auto Components — 1.2%
Adient plc	11,875	288,206
American Axle & Manufacturing Holdings, Inc.(a)	15,245	194,526
Cooper Tire & Rubber Co.(b)	6,737	212,552
Cooper-Standard Holdings, Inc.(a)	2,353	107,815
Dana, Inc.(b)	19,425	387,335
Dorman Products, Inc.(a)	3,656	318,584
Fox Factory Holding Corp.(a)(b)	5,094	420,306
Gentherm, Inc.(a)	4,499	188,193
LCI Industries	3,307	297,630
Modine Manufacturing Co.(a)(b)	6,578	94,131
Motorcar Parts of America, Inc.(a)	2,527	54,103
Standard Motor Products, Inc.	2,820	127,859
Stoneridge, Inc.(a)	3,819	120,489
Tenneco, Inc., Class A	6,755	74,913
Tower International, Inc.	2,633	51,344
Visteon Corp.(a)	3,843	225,123

		3,163,109

Automobiles — 0.1%
Winnebago Industries, Inc.(b)	4,249	164,224

Banks — 9.6%
1st Constitution Bancorp(b)	1,123	20,742
1st Source Corp.(b)	2,084	96,698
ACNB Corp.(b)	927	36,681
Allegiance Bancshares, Inc.(a)	2,614	87,151
Amalgamated Bank, Class A(b)	1,859	32,440
Amerant Bancorp, Inc.(a)	2,602	51,285
American National Bankshares, Inc.(b)	1,331	51,576

Security	Shares	Value

Banks (continued)
Ameris Bancorp(b)	6,410	$251,208
Ames National Corp.	1,235	33,468
Arrow Financial Corp.(b)	1,621	56,297
Atlantic Capital Bancshares, Inc.(a)	3,388	58,003
Atlantic Union Bankshares Corp.(b)	10,995	388,453
Banc of California, Inc.(b)	6,220	86,893
BancFirst Corp.(b)	2,545	141,655
Bancorp, Inc. (The)(a)	6,694	59,710
BancorpSouth Bank	13,015	377,956
Bank First National Corp.	757	52,203
Bank of Commerce Holdings(b)	2,460	26,297
Bank of Marin Bancorp	1,806	74,082
Bank of NT Butterfield & Son Ltd. (The)	7,401	251,338
Bank of Princeton (The)(b)	734	22,020
BankFinancial Corp.	1,966	27,504
Bankwell Financial Group, Inc.	917	26,318
Banner Corp.	4,625	250,444
Bar Harbor Bankshares(b)	2,025	53,845
Baycom Corp.(a)	1,265	27,703
BCB Bancorp, Inc.	1,943	26,911
Berkshire Hills Bancorp, Inc.	6,201	194,649
Boston Private Financial Holdings, Inc.	11,065	133,555
Bridge Bancorp, Inc.	2,203	64,900
Brookline Bancorp, Inc.(b)	10,494	161,398
Bryn Mawr Bank Corp.(b)	2,648	98,823
Business First Bancshares, Inc.(b)	1,726	43,927
Byline Bancorp, Inc.(a)	3,108	59,425
C&F Financial Corp.	505	27,578
Cadence BanCorp	17,021	354,037
Cambridge Bancorp	573	46,699
Camden National Corp.	2,044	93,758
Capital Bancorp, Inc.(a)(b)	1,026	12,620
Capital City Bank Group, Inc.	1,796	44,631
Capstar Financial Holdings, Inc.(b)	1,928	29,209
Carolina Financial Corp.	2,791	97,936
Carter Bank & Trust(a)	3,017	59,586
Cathay General Bancorp(b)	10,466	375,834
CBTX, Inc.(b)	2,475	69,646
CenterState Bank Corp.	17,031	392,224
Central Pacific Financial Corp.	3,817	114,357
Central Valley Community Bancorp	1,560	33,493
Century Bancorp, Inc., Class A(b)	369	32,435
Chemical Financial Corp.	9,773	401,768
Chemung Financial Corp.(b)	478	23,107
Citizens & Northern Corp.(b)	1,663	43,787
City Holding Co.	2,175	165,865
Civista Bancshares, Inc.	2,041	45,820
CNB Financial Corp.	1,929	54,475
Coastal Financial Corp.(a)	887	13,722
Codorus Valley Bancorp, Inc.	1,221	28,083
Colony Bankcorp, Inc.	918	15,560
Columbia Banking System, Inc.	9,990	361,438
Community Bank System, Inc.(b)	6,820	449,029
Community Bankers Trust Corp.(b)	2,763	23,403
Community Financial Corp. (The)(b)	631	21,284
Community Trust Bancorp, Inc.(b)	2,058	87,033
ConnectOne Bancorp, Inc.	4,499	101,947
Customers Bancorp, Inc.(a)	3,896	81,816
CVB Financial Corp.	18,043	379,444
DNB Financial Corp.	425	18,900
Eagle Bancorp, Inc.(a)(b)	4,548	246,183
Enterprise Bancorp, Inc.	1,279	40,557
Enterprise Financial Services Corp.(b)	3,356	139,610
Equity Bancshares, Inc., Class A(a)	2,044	54,493
Esquire Financial Holdings, Inc.(a)(b)	828	20,824

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Evans Bancorp, Inc.	678	$25,581
Farmers & Merchants Bancorp, Inc.	1,355	39,458
Farmers National Banc Corp.(b)	3,365	49,903
FB Financial Corp.	2,319	84,875
Fidelity D&D Bancorp, Inc.(b)	358	24,058
Fidelity Southern Corp.	2,898	89,751
Financial Institutions, Inc.	2,039	59,437
First Bancorp(b)	4,033	146,882
First BanCorp	29,017	320,348
First Bancorp, Inc.(b)	1,269	34,073
First Bancshares, Inc. (The)	2,198	66,687
First Bank(b)	2,179	25,581
First Busey Corp.(b)	7,073	186,798
First Business Financial Services, Inc.(b)	1,115	26,203
First Capital, Inc.	423	21,378
First Choice Bancorp	1,381	31,404
First Commonwealth Financial Corp.	13,259	178,599
First Community Bankshares, Inc.	2,145	72,415
First Financial Bancorp(b)	13,206	319,849
First Financial Bankshares, Inc.(b)	17,579	541,257
First Financial Corp.	1,582	63,533
First Financial Northwest, Inc.	1,367	19,343
First Foundation, Inc.(b)	5,059	67,993
First Guaranty Bancshares, Inc.(b)	671	13,990
First Internet Bancorp	1,295	27,894
First Interstate BancSystem, Inc., Class A	5,074	200,981
First Merchants Corp.(b)	6,770	256,583
First Mid Bancshares, Inc.(b)	1,948	68,024
First Midwest Bancorp, Inc.	13,881	284,144
First Northwest Bancorp(b)	1,103	17,924
First of Long Island Corp. (The)(b)	3,259	65,441
Flushing Financial Corp.	3,641	80,830
FNCB Bancorp, Inc.	2,251	17,423
Franklin Financial Network, Inc.(b)	1,674	46,638
Franklin Financial Services Corp.	541	20,623
Fulton Financial Corp.(b)	22,554	369,209
FVCBankcorp, Inc.(a)	1,570	30,489
German American Bancorp, Inc.(b)	3,140	94,577
Glacier Bancorp, Inc.(b)	11,303	458,337
Great Southern Bancorp, Inc.(b)	1,466	87,740
Great Western Bancorp, Inc.(b)	7,868	281,045
Guaranty Bancshares, Inc.(b)	1,103	34,358
Hancock Whitney Corp.(b)	11,622	465,577
Hanmi Financial Corp.(b)	4,133	92,042
HarborOne Bancorp, Inc.(a)(b)	2,088	39,108
Hawthorn Bancshares, Inc.	722	19,350
Heartland Financial USA, Inc.(b)	4,478	200,301
Heritage Commerce Corp.(b)	5,742	70,340
Heritage Financial Corp.(b)	4,855	143,417
Hilltop Holdings, Inc.(b)	9,844	209,382
Home BancShares, Inc.(b)	21,163	407,599
HomeTrust Bancshares, Inc.	2,326	58,476
Hope Bancorp, Inc.	16,538	227,894
Horizon Bancorp, Inc.	4,916	80,327
Howard Bancorp, Inc.(a)	1,869	28,353
IBERIABANK Corp.	7,347	557,270
Independent Bank Corp.	7,407	405,475
Independent Bank Group, Inc.(b)	4,921	270,458
International Bancshares Corp.	7,557	284,974
Investar Holding Corp.	1,325	31,601
Investors Bancorp, Inc.	31,274	348,705
Lakeland Bancorp, Inc.	6,629	107,058
Lakeland Financial Corp.(b)	3,395	158,988
LCNB Corp.	1,678	31,882
LegacyTexas Financial Group, Inc.	6,537	266,121

Security	Shares	Value

Banks (continued)
Level One Bancorp, Inc.(b)	774	$19,342
Live Oak Bancshares, Inc.	3,380	57,967
Macatawa Bank Corp.(b)	3,277	33,622
Mackinac Financial Corp.	1,132	17,886
MainStreet Bancshares, Inc.(a)	915	20,853
Malvern Bancorp, Inc.(a)(b)	1,026	22,582
MBT Financial Corp.(b)	2,467	24,719
Mercantile Bank Corp.	2,155	70,210
Metropolitan Bank Holding Corp.(a)	951	41,844
Mid Penn Bancorp, Inc.(b)	927	23,129
Midland States Bancorp, Inc.(b)	3,002	80,213
MidSouth Bancorp, Inc.(b)	2,223	26,343
MidWestOne Financial Group, Inc.	1,682	47,029
MutualFirst Financial, Inc.	727	24,747
MVB Financial Corp.(b)	1,269	21,522
National Bank Holdings Corp., Class A(b)	4,007	145,454
National Bankshares, Inc.	802	31,222
NBT Bancorp, Inc.(b)	5,660	212,307
Nicolet Bankshares, Inc.(a)	1,104	68,514
Northeast Bank	860	23,719
Northrim BanCorp, Inc.	962	34,305
Norwood Financial Corp.	821	28,579
Oak Valley Bancorp	869	16,989
OFG Bancorp	6,834	162,444
Ohio Valley Banc Corp.	644	24,839
Old Line Bancshares, Inc.	2,081	55,375
Old National Bancorp(b)	23,403	388,256
Old Second Bancorp, Inc.(b)	3,856	49,241
Opus Bank	3,005	63,436
Origin Bancorp, Inc.	2,614	86,262
Orrstown Financial Services, Inc.	1,383	30,412
Pacific City Financial Corp.	1,660	28,286
Pacific Mercantile Bancorp(a)(b)	2,339	19,297
Pacific Premier Bancorp, Inc.	8,315	256,767
Park National Corp.(b)	1,824	181,287
Parke Bancorp, Inc.(b)	1,230	29,459
Peapack Gladstone Financial Corp.	2,625	73,815
Penns Woods Bancorp, Inc.(b)	573	25,928
Peoples Bancorp of North Carolina, Inc.(b)	740	22,237
Peoples Bancorp, Inc.	2,514	81,102
Peoples Financial Services Corp.(b)	912	41,031
People’s Utah Bancorp	2,042	60,035
Preferred Bank	1,851	87,460
Premier Financial Bancorp, Inc.(b)	1,798	26,970
QCR Holdings, Inc.	2,000	69,740
RBB Bancorp(b)	2,205	42,645
Red River Bancshares, Inc.(a)	110	5,330
Reliant Bancorp, Inc.(b)	1,389	32,822
Renasant Corp.(b)	7,756	278,751
Republic Bancorp, Inc., Class A(b)	1,275	63,431
Republic First Bancorp, Inc.(a)	5,329	26,165
S&T Bancorp, Inc.	4,572	171,359
Sandy Spring Bancorp, Inc.	4,814	167,912
SB One Bancorp	1,132	25,300
Seacoast Banking Corp. of Florida(a)(b)	6,826	173,653
Select Bancorp, Inc.(a)	2,011	23,006
ServisFirst Bancshares, Inc.	6,460	221,320
Shore Bancshares, Inc.	1,949	31,847
Sierra Bancorp	1,873	50,796
Simmons First National Corp., Class A	12,276	285,540
SmartFinancial, Inc.(a)(b)	1,683	36,504
South Plains Financial, Inc.(a)	472	7,788
South State Corp.	4,781	352,216
Southern First Bancshares, Inc.(a)	986	38,612
Southern National Bancorp of Virginia, Inc.(b)	2,595	39,729

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Southside Bancshares, Inc.(b)	4,412	$142,861
Spirit of Texas Bancshares, Inc.(a)(b)	1,561	35,123
Stock Yards Bancorp, Inc.(b)	2,861	103,425
Summit Financial Group, Inc.(b)	1,524	40,919
Tompkins Financial Corp.(b)	2,024	165,158
Towne Bank(b)	9,088	247,921
TriCo Bancshares	3,618	136,760
TriState Capital Holdings, Inc.(a)(b)	3,258	69,526
Triumph Bancorp, Inc.(a)	3,370	97,899
Trustmark Corp.(b)	8,699	289,242
UMB Financial Corp.	6,021	396,302
Union Bankshares, Inc.	589	21,799
United Bankshares, Inc.	13,275	492,370
United Community Banks, Inc.	10,415	297,452
United Security Bancshares	2,059	23,452
Unity Bancorp, Inc.(b)	1,215	27,581
Univest Financial Corp.(b)	3,830	100,576
Valley National Bancorp	43,963	473,921
Veritex Holdings, Inc.	7,090	183,986
Washington Trust Bancorp, Inc.(b)	1,999	104,308
WesBanco, Inc.	7,186	277,020
West Bancorporation, Inc.	2,109	44,753
Westamerica Bancorp(b)	3,525	217,175

		26,505,134

Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A(a)	1,129	426,491
Celsius Holdings, Inc.(a)	3,655	16,228
Coca-Cola Consolidated, Inc.	641	191,819
Craft Brew Alliance, Inc.(a)	1,547	21,643
MGP Ingredients, Inc.	1,756	116,440
National Beverage Corp.(b)	1,562	69,712
New Age Beverages Corp.(a)	9,763	45,496
Primo Water Corp.(a)(b)	4,771	58,683

		946,512

Biotechnology — 7.8%(a)
Abeona Therapeutics, Inc.(b)	3,822	18,269
ACADIA Pharmaceuticals, Inc.	14,258	381,116
Acceleron Pharma, Inc.	6,094	250,342
Achillion Pharmaceuticals, Inc.	18,054	48,385
Acorda Therapeutics, Inc.	5,787	44,386
Adamas Pharmaceuticals, Inc.(b)	2,917	18,085
ADMA Biologics, Inc.	3,050	11,804
Aduro Biotech, Inc.	8,518	13,118
Adverum Biotechnologies, Inc.(b)	7,091	84,312
Aeglea BioTherapeutics, Inc.	3,531	24,187
Affimed NV	8,111	23,279
Agenus, Inc.	14,144	42,432
AgeX Therapeutics, Inc.	2,802	10,283
Aimmune Therapeutics, Inc.	6,018	125,295
Akcea Therapeutics, Inc.	1,693	39,701
Akebia Therapeutics, Inc.	15,963	77,261
Albireo Pharma, Inc.	1,392	44,878
Alder Biopharmaceuticals, Inc.(b)	9,869	116,158
Aldeyra Therapeutics, Inc.(b)	3,410	20,460
Alector, Inc.	1,323	25,137
Allakos, Inc.(b)	2,346	101,652
Allogene Therapeutics, Inc.	5,237	140,613
AMAG Pharmaceuticals, Inc.	4,557	45,524
Amicus Therapeutics, Inc.	31,301	390,637
AnaptysBio, Inc.	3,322	187,427
Anavex Life Sciences Corp.	5,757	19,401
Anika Therapeutics, Inc.	1,892	76,853
Apellis Pharmaceuticals, Inc.(b)	6,531	165,496

Security	Shares	Value

Biotechnology (continued)
Arcus Biosciences, Inc.	4,422	$35,155
Ardelyx, Inc.	5,362	14,424
Arena Pharmaceuticals, Inc.	6,753	395,928
ArQule, Inc.(b)	13,813	152,081
Array BioPharma, Inc.	30,129	1,395,877
Arrowhead Pharmaceuticals, Inc.	12,621	334,457
Assembly Biosciences, Inc.	3,170	42,763
Atara Biotherapeutics, Inc.	6,007	120,801
Athenex, Inc.	8,008	158,558
Athersys, Inc.	16,463	27,658
Audentes Therapeutics, Inc.	5,929	224,472
Avid Bioservices, Inc.(b)	7,696	43,098
Avrobio, Inc.	2,123	34,520
Bellicum Pharmaceuticals, Inc.(b)	1,200	2,040
Beyondspring, Inc.	1,432	33,938
BioCryst Pharmaceuticals, Inc.(b)	14,488	54,910
Biohaven Pharmaceutical Holding Co. Ltd.	4,501	197,099
BioSpecifics Technologies Corp.	855	51,052
BioTime, Inc.	13,380	14,718
Bioxcel Therapeutics, Inc.	799	8,757
Blueprint Medicines Corp.	6,602	622,767
Calithera Biosciences, Inc.	4,372	17,051
Calyxt, Inc.	1,254	15,650
Cara Therapeutics, Inc.	4,611	99,137
CareDx, Inc.(b)	5,556	199,960
CASI Pharmaceuticals, Inc.(b)	6,101	19,523
Catalyst Pharmaceuticals, Inc.(b)	12,807	49,179
Celcuity, Inc.(b)	814	20,350
Cellular Biomedicine Group, Inc.	1,644	27,175
CEL-SCI Corp.	3,542	29,682
Checkpoint Therapeutics, Inc.	3,039	9,208
ChemoCentryx, Inc.	5,491	51,066
Chimerix, Inc.	6,499	28,076
Clovis Oncology, Inc.(b)	6,713	99,822
Coherus Biosciences, Inc.	8,368	184,933
Concert Pharmaceuticals, Inc.	2,754	33,048
Constellation Pharmaceuticals, Inc.	2,096	25,739
Corbus Pharmaceuticals Holdings, Inc.	8,020	55,579
Cortexyme, Inc.	389	16,536
Crinetics Pharmaceuticals, Inc.	1,489	37,225
Cue Biopharma, Inc.	2,190	19,688
Cyclerion Therapeutics, Inc.	3,184	36,457
Cytokinetics, Inc.	7,404	83,295
CytomX Therapeutics, Inc.	5,910	66,310
Deciphera Pharmaceuticals, Inc.(b)	2,000	45,100
Denali Therapeutics, Inc.	6,484	134,608
Dicerna Pharmaceuticals, Inc.(b)	6,914	108,896
Dynavax Technologies Corp.	8,278	33,029
Eagle Pharmaceuticals, Inc.	1,268	70,602
Editas Medicine, Inc.	6,723	166,327
Eidos Therapeutics, Inc.	1,505	46,775
Eiger BioPharmaceuticals, Inc.	3,155	33,443
Emergent BioSolutions, Inc.	6,169	298,024
Enanta Pharmaceuticals, Inc.	2,320	195,762
Epizyme, Inc.	10,507	131,863
Esperion Therapeutics, Inc.	3,372	156,865
Evelo Biosciences, Inc.(b)	1,646	14,781
Fate Therapeutics, Inc.(b)	7,084	143,805
FibroGen, Inc.(b)	10,501	474,435
Five Prime Therapeutics, Inc.	4,430	26,713
Flexion Therapeutics, Inc.	4,460	54,858
Forty Seven, Inc.	2,339	24,793
G1 Therapeutics, Inc.	4,579	140,392
Galectin Therapeutics, Inc.	4,332	17,978
Genomic Health, Inc.	3,641	211,797

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Geron Corp.(b)	22,429	$31,625
Global Blood Therapeutics, Inc.	7,360	387,136
GlycoMimetics, Inc.(b)	4,523	53,914
Gossamer Bio, Inc.	2,697	59,819
Gritstone Oncology, Inc.	3,344	37,252
Halozyme Therapeutics, Inc.	19,361	332,622
Harpoon Therapeutics, Inc.(b)	912	11,856
Heron Therapeutics, Inc.(b)	9,987	185,658
Homology Medicines, Inc.(b)	3,277	64,131
ImmunoGen, Inc.(b)	19,060	41,360
Immunomedics, Inc.(b)	23,666	328,247
Inovio Pharmaceuticals, Inc.(b)	13,032	38,314
Insmed, Inc.	10,484	268,390
Intellia Therapeutics, Inc.	4,939	80,851
Intercept Pharmaceuticals, Inc.	3,347	266,321
Intrexon Corp.(b)	9,776	74,884
Invitae Corp.(b)	11,709	275,162
Iovance Biotherapeutics, Inc.(b)	15,500	380,060
Ironwood Pharmaceuticals, Inc.(b)	20,780	227,333
Jounce Therapeutics, Inc.	2,248	11,128
Kadmon Holdings, Inc.	17,608	36,273
KalVista Pharmaceuticals, Inc.	1,569	34,753
Karyopharm Therapeutics, Inc.(b)	7,817	46,824
Kezar Life Sciences, Inc.(b)	2,354	18,149
Kindred Biosciences, Inc.(b)	4,771	39,742
Kiniksa Pharmaceuticals Ltd., Class A	1,939	26,254
Kodiak Sciences, Inc.	3,172	37,112
Krystal Biotech, Inc.	1,178	47,438
Kura Oncology, Inc.	4,007	78,898
La Jolla Pharmaceutical Co.	2,847	26,335
Lexicon Pharmaceuticals, Inc.	5,737	36,086
Ligand Pharmaceuticals, Inc.(b)	2,587	295,306
LogicBio Therapeutics, Inc.	1,272	16,536
MacroGenics, Inc.	6,448	109,423
Madrigal Pharmaceuticals, Inc.	1,059	110,994
Magenta Therapeutics, Inc.(b)	2,629	38,778
MannKind Corp.(b)	26,308	30,254
Marker Therapeutics, Inc.	3,653	28,932
MediciNova, Inc.(b)	5,798	55,835
MEI Pharma, Inc.	9,117	22,793
MeiraGTx Holdings plc	2,106	56,609
Mersana Therapeutics, Inc.	4,852	19,651
Millendo Therapeutics, Inc.	1,254	14,496
Minerva Neurosciences, Inc.	4,064	22,880
Mirati Therapeutics, Inc.	3,377	347,831
Molecular Templates, Inc.	2,284	19,071
Momenta Pharmaceuticals, Inc.	13,338	166,058
Mustang Bio, Inc.	3,972	14,617
Myriad Genetics, Inc.	9,492	263,688
Natera, Inc.(b)	7,561	208,532
Neon Therapeutics, Inc.	1,934	9,167
NextCure, Inc.	382	5,722
Novavax, Inc.(b)	3,464	20,299
Oncocyte Corp.	2,841	7,074
Oncternal Therapeutics, Inc., CVR	105	215
OPKO Health, Inc.(b)	46,037	112,330
Organogenesis Holdings, Inc.	1,375	10,450
Palatin Technologies, Inc.(b)	28,574	33,146
PDL BioPharma, Inc.	16,632	52,224
Pfenex, Inc.(b)	4,290	28,915
PhaseBio Pharmaceuticals, Inc.	1,832	24,036
Pieris Pharmaceuticals, Inc.	6,594	30,992
PolarityTE, Inc.	2,344	13,361
Portola Pharmaceuticals, Inc.	9,028	244,930
Precision BioSciences, Inc.	1,232	16,324

Security	Shares	Value

Biotechnology (continued)
Principia Biopharma, Inc.	1,805	$59,908
Progenics Pharmaceuticals, Inc.(b)	11,642	71,831
Protagonist Therapeutics, Inc.	2,029	24,571
Prothena Corp. plc(b)	5,335	56,391
PTC Therapeutics, Inc.	7,739	348,255
Puma Biotechnology, Inc.	4,277	54,361
Ra Pharmaceuticals, Inc.	4,226	127,076
Radius Health, Inc.	6,103	148,669
Recro Pharma, Inc.	2,701	27,469
REGENXBIO, Inc.(b)	4,514	231,884
Repligen Corp.	6,407	550,682
Replimune Group, Inc.	1,698	24,893
Retrophin, Inc.	5,634	113,187
Rhythm Pharmaceuticals, Inc.	3,099	68,178
Rigel Pharmaceuticals, Inc.	22,292	58,182
Rocket Pharmaceuticals, Inc.(b)	4,018	60,270
Rubius Therapeutics, Inc.	4,870	76,605
Sangamo Therapeutics, Inc.(b)	15,538	167,344
Savara, Inc.	4,017	9,520
Scholar Rock Holding Corp.	1,971	31,260
Seres Therapeutics, Inc.	2,927	9,425
Solid Biosciences, Inc.	1,618	9,304
Sorrento Therapeutics, Inc.(b)	15,991	42,696
Spark Therapeutics, Inc.	4,648	475,862
Spectrum Pharmaceuticals, Inc.	15,116	130,149
Spero Therapeutics, Inc.	1,388	15,976
Stemline Therapeutics, Inc.	5,419	83,019
Sutro Biopharma, Inc.(b)	1,452	16,524
Syndax Pharmaceuticals, Inc.	2,714	25,267
Synlogic, Inc.(b)	2,305	20,976
Synthorx, Inc.	968	13,078
Syros Pharmaceuticals, Inc.	4,666	43,207
TCR2 Therapeutics, Inc.	358	5,123
TG Therapeutics, Inc.	10,642	92,053
Tocagen, Inc.	2,703	18,056
Translate Bio, Inc.	3,908	49,358
Turning Point Therapeutics, Inc.	897	36,508
Twist Bioscience Corp.	2,869	83,230
Tyme Technologies, Inc.	8,098	9,880
Ultragenyx Pharmaceutical, Inc.	7,393	469,456
UNITY Biotechnology, Inc.	3,788	35,986
UroGen Pharma Ltd.	2,526	90,784
Vanda Pharmaceuticals, Inc.	7,193	101,349
VBI Vaccines, Inc.	11,358	13,289
Veracyte, Inc.	6,290	179,328
Vericel Corp.	6,003	113,397
Viking Therapeutics, Inc.(b)	8,777	72,849
Voyager Therapeutics, Inc.	3,264	88,846
X4 Pharmaceuticals, Inc.	927	13,905
XBiotech, Inc.	2,221	16,835
Xencor, Inc.	6,399	261,911
Y-mAbs Therapeutics, Inc.(b)	2,742	62,710
ZIOPHARM Oncology, Inc.(b)	21,706	126,546

		21,439,913

Building Products — 1.4%
AAON, Inc.(b)	5,590	280,506
Advanced Drainage Systems, Inc.	4,971	162,999
American Woodmark Corp.(a)(b)	2,055	173,894
Apogee Enterprises, Inc.(b)	3,538	153,691
Armstrong Flooring, Inc.(a)	2,814	27,718
Builders FirstSource, Inc.(a)	15,401	259,661
Caesarstone Ltd.	3,044	45,751
Continental Building Products, Inc.(a)(b)	4,722	125,464
Cornerstone Building Brands, Inc.(a)	6,678	38,933

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
CSW Industrials, Inc.(a)(b)	2,063	$140,593
Gibraltar Industries, Inc.(a)	4,375	176,575
Griffon Corp.	4,926	83,348
Insteel Industries, Inc.(b)	2,420	50,384
JELD-WEN Holding, Inc.(a)	9,181	194,913
Masonite International Corp.(a)	3,383	178,216
Patrick Industries, Inc.(a)	3,046	149,833
PGT Innovations, Inc.(a)	7,646	127,841
Quanex Building Products Corp.(b)	4,636	87,574
Simpson Manufacturing Co., Inc.(b)	6,042	401,551
Trex Co., Inc.(a)(b)	7,941	569,370
Universal Forest Products, Inc.	8,108	308,591

		3,737,406

Capital Markets — 1.4%
Ares Management Corp.	8,684	227,260
Artisan Partners Asset Management, Inc., Class A	6,801	187,164
Associated Capital Group, Inc., Class A	197	7,368
B. Riley Financial, Inc.(b)	2,716	56,656
Blucora, Inc.(a)	6,509	197,678
BrightSphere Investment Group plc	9,737	111,099
Cohen & Steers, Inc.(b)	3,091	159,001
Cowen, Inc., Class A(a)	3,877	66,646
Diamond Hill Investment Group, Inc.	433	61,365
Donnelley Financial Solutions, Inc.(a)	4,471	59,643
Federated Investors, Inc., Class B	13,030	423,475
Focus Financial Partners, Inc., Class A(a)	4,096	111,862
GAIN Capital Holdings, Inc.	2,657	10,973
GAMCO Investors, Inc., Class A	630	12,077
Greenhill & Co., Inc.(b)	2,253	30,618
Hamilton Lane, Inc., Class A(b)	2,941	167,814
Houlihan Lokey, Inc.	4,571	203,547
INTL. FCStone, Inc.(a)(b)	2,181	86,346
Ladenburg Thalmann Financial Services, Inc.	15,970	54,777
Moelis & Co., Class A	6,452	225,497
Och-Ziff Capital Management Group, Inc., Class A	2,284	52,441
Oppenheimer Holdings, Inc., Class A	1,284	34,951
Piper Jaffray Cos.(b)	1,896	140,816
PJT Partners, Inc., Class A(b)	3,142	127,314
Pzena Investment Management, Inc., Class A	2,576	22,128
Safeguard Scientifics, Inc.(a)(b)	2,163	26,107
Siebert Financial Corp.(a)(b)	1,073	9,657
Silvercrest Asset Management Group, Inc., Class A	1,176	16,499
Stifel Financial Corp.	9,217	544,356
Value Line, Inc.	109	2,999
Virtus Investment Partners, Inc.(b)	921	98,915
Waddell & Reed Financial, Inc., Class A(b)	10,329	172,184
Westwood Holdings Group, Inc.	1,082	38,086
WisdomTree Investments, Inc.	18,061	111,436

		3,858,755

Chemicals — 2.0%
Advanced Emissions Solutions, Inc.(b)	2,446	30,918
AdvanSix, Inc.(a)	3,866	94,446
American Vanguard Corp.	3,869	59,621
Amyris, Inc.(a)(b)	5,513	19,626
Balchem Corp.	4,348	434,670
Chase Corp.(b)	962	103,550
Ferro Corp.(a)	11,009	173,942
Flotek Industries, Inc.(a)(b)	7,476	24,746
FutureFuel Corp.(b)	3,429	40,085
GCP Applied Technologies, Inc.(a)	7,353	166,472

Security	Shares	Value

Chemicals (continued)
Hawkins, Inc.(b)	1,286	$55,825
HB Fuller Co.	6,871	318,814
Ingevity Corp.(a)	5,686	597,997
Innophos Holdings, Inc.(b)	2,585	75,249
Innospec, Inc.(b)	3,281	299,358
Intrepid Potash, Inc.(a)	12,511	42,037
Koppers Holdings, Inc.(a)	2,536	74,457
Kraton Corp.(a)	4,302	133,663
Kronos Worldwide, Inc.(b)	3,186	48,810
Livent Corp.(a)(b)	19,676	136,158
LSB Industries, Inc.(a)	2,515	9,809
Marrone Bio Innovations, Inc.(a)(b)	8,606	12,909
Minerals Technologies, Inc.	4,800	256,848
OMNOVA Solutions, Inc.(a)	5,813	36,215
Orion Engineered Carbons SA	8,050	172,351
PolyOne Corp.	10,606	332,922
PQ Group Holdings, Inc.(a)(b)	5,187	82,214
Quaker Chemical Corp.	1,772	359,503
Rayonier Advanced Materials, Inc.(b)	6,728	43,665
Sensient Technologies Corp.(b)	5,723	420,526
Stepan Co.	2,763	253,947
Trecora Resources(a)	2,581	24,700
Tredegar Corp.	3,437	57,123
Trinseo SA(b)	5,562	235,495
Tronox Holdings plc, Class A(b)	13,005	166,204
Valhi, Inc.	4,603	13,671

		5,408,546

Commercial Services & Supplies — 2.6%
ABM Industries, Inc.(b)	8,994	359,760
ACCO Brands Corp.	13,745	108,173
Advanced Disposal Services, Inc.(a)	9,791	312,431
Brady Corp., Class A(b)	6,454	318,311
BrightView Holdings, Inc.(a)(b)	4,249	79,499
Brink’s Co. (The)(b)	6,743	547,397
Casella Waste Systems, Inc., Class A(a)	6,007	238,057
CECO Environmental Corp.(a)	4,116	39,472
Charah Solutions, Inc.(a)	1,247	6,858
Cimpress NV(a)	2,981	270,943
Covanta Holding Corp.(b)	15,964	285,915
Deluxe Corp.	5,962	242,415
Ennis, Inc.	3,378	69,317
Healthcare Services Group, Inc.(b)	10,056	304,898
Heritage-Crystal Clean, Inc.(a)	2,118	55,725
Herman Miller, Inc.(b)	8,041	359,433
HNI Corp.	5,922	209,520
Interface, Inc.(b)	8,198	125,675
Kimball International, Inc., Class B	4,802	83,699
Knoll, Inc.	6,677	153,437
LSC Communications, Inc.	4,353	15,975
Matthews International Corp., Class A	4,144	144,418
McGrath RentCorp(b)	3,288	204,349
Mobile Mini, Inc.	6,078	184,953
MSA Safety, Inc.	4,764	502,078
Multi-Color Corp.(b)	1,947	97,292
NL Industries, Inc.(a)(b)	1,105	4,033
NRC Group Holdings Corp.(a)	1,289	14,334
PICO Holdings, Inc.(a)(b)	2,314	26,889
Pitney Bowes, Inc.(b)	24,403	104,445
Quad/Graphics, Inc.	4,149	32,819
RR Donnelley & Sons Co.(b)	9,380	18,479
SP Plus Corp.(a)(b)	3,006	95,982
Steelcase, Inc., Class A	11,753	200,976
Team, Inc.(a)	3,929	60,192
Tetra Tech, Inc.	7,361	578,207

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
UniFirst Corp.(b)	2,058	$388,077
US Ecology, Inc.	3,001	178,680
Viad Corp.	2,703	179,047
VSE Corp.(b)	1,151	33,022

		7,235,182

Communications Equipment — 1.2%
Acacia Communications, Inc.(a)	5,071	239,148
ADTRAN, Inc.	6,361	97,005
Aerohive Networks, Inc.(a)	5,096	22,575
Applied Optoelectronics, Inc.(a)(b)	2,492	25,618
CalAmp Corp.(a)(b)	4,560	53,261
Calix, Inc.(a)	5,782	37,930
Casa Systems, Inc.(a)(b)	4,450	28,613
Clearfield, Inc.(a)	1,604	21,253
Comtech Telecommunications Corp.(b)	3,244	91,189
DASAN Zhone Solutions, Inc.(a)	917	11,912
Digi International, Inc.(a)	3,731	47,309
Extreme Networks, Inc.(a)(b)	16,157	104,536
Finisar Corp.(a)	15,927	364,250
Harmonic, Inc.(a)	11,731	65,107
Infinera Corp.(a)	23,791	69,232
Inseego Corp.(a)	5,969	28,592
InterDigital, Inc.(b)	4,327	278,659
KVH Industries, Inc.(a)	2,325	25,273
Lumentum Holdings, Inc.(a)(b)	10,345	552,526
NETGEAR, Inc.(a)	4,149	104,928
NetScout Systems, Inc.(a)	10,169	258,191
Plantronics, Inc.(b)	4,553	168,643
Ribbon Communications, Inc.(a)	8,090	39,560
TESSCO Technologies, Inc.	827	14,770
Viavi Solutions, Inc.(a)	31,057	412,748

		3,162,828

Construction & Engineering — 1.1%
Aegion Corp.(a)	4,260	78,384
Ameresco, Inc., Class A(a)(b)	2,963	43,645
Arcosa, Inc.	6,566	247,079
Argan, Inc.(b)	1,944	78,849
Comfort Systems USA, Inc.	4,971	253,471
Concrete Pumping Holdings, Inc.(a)	1,449	7,419
Construction Partners, Inc., Class A(a)	1,573	23,626
Dycom Industries, Inc.(a)	4,113	242,132
EMCOR Group, Inc.	7,575	667,358
Granite Construction, Inc.(b)	6,341	305,509
Great Lakes Dredge & Dock Corp.(a)	8,174	90,241
IES Holdings, Inc.(a)	1,246	23,487
MasTec, Inc.(a)(b)	8,116	418,217
MYR Group, Inc.(a)	2,137	79,817
Northwest Pipe Co.(a)	1,280	32,998
NV5 Global, Inc.(a)(b)	1,374	111,844
Primoris Services Corp.(b)	5,960	124,743
Sterling Construction Co., Inc.(a)	3,409	45,749
Tutor Perini Corp.(a)	5,387	74,718
WillScot Corp.(a)	6,954	104,588

		3,053,874

Construction Materials — 0.2%
Forterra, Inc.(a)	2,002	9,950
Summit Materials, Inc., Class A(a)(b)	15,230	293,177
United States Lime & Minerals, Inc.(b)	259	20,720
US Concrete, Inc.(a)	2,136	106,138

		429,985

Security	Shares	Value

Consumer Finance — 0.7%
Curo Group Holdings Corp.(a)(b)	2,345	$25,912
Elevate Credit, Inc.(a)	3,330	13,720
Encore Capital Group, Inc.(a)(b)	4,177	141,475
Enova International, Inc.(a)	4,420	101,881
EZCORP, Inc., Class A(a)(b)	6,650	62,975
FirstCash, Inc.	5,720	572,114
Green Dot Corp., Class A(a)	6,714	328,315
LendingClub Corp.(a)	44,627	146,377
Medallion Financial Corp.(a)	2,719	18,326
Nelnet, Inc., Class A	2,471	146,333
PRA Group, Inc.(a)	6,121	172,245
Regional Management Corp.(a)	1,370	36,127
World Acceptance Corp.(a)	901	147,863

		1,913,663

Containers & Packaging — 0.1%
Greif, Inc., Class A(b)	3,564	116,008
Greif, Inc., Class B(b)	861	37,583
Myers Industries, Inc.(b)	4,675	90,087
UFP Technologies, Inc.(a)	876	36,450

		280,128

Distributors — 0.1%
Core-Mark Holding Co., Inc.	6,062	240,783
Funko, Inc., Class A(a)	2,290	55,464
Greenlane Holdings, Inc., Class A(a)	840	8,055
Weyco Group, Inc.(b)	783	20,914

		325,216

Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc.(a)(b)	7,616	343,101
American Public Education, Inc.(a)	2,128	62,946
Career Education Corp.(a)	9,338	178,076
Carriage Services, Inc.	2,185	41,537
Chegg, Inc.(a)	15,686	605,323
Collectors Universe, Inc.	1,066	22,748
Houghton Mifflin Harcourt Co.(a)	13,742	79,154
K12, Inc.(a)	5,218	158,679
Laureate Education, Inc., Class A(a)	12,899	202,643
OneSpaWorld Holdings Ltd.(a)	6,105	94,628
Regis Corp.(a)(b)	3,950	65,570
Select Interior Concepts, Inc., Class A(a)	2,865	33,377
Sotheby’s(a)(b)	4,286	249,145
Strategic Education, Inc.(b)	2,883	513,174
Weight Watchers International, Inc.(a)	6,330	120,903

		2,771,004

Diversified Financial Services — 0.2%
Banco Latinoamericano de Comercio Exterior SA, Class E(b)	4,064	84,653
Cannae Holdings, Inc.(a)(b)	9,156	265,341
FGL Holdings(b)	19,713	165,589
Marlin Business Services Corp.(b)	1,178	29,368
On Deck Capital, Inc.(a)	9,007	37,379

		582,330

Diversified Telecommunication Services — 0.6%
ATN International, Inc.	1,500	86,595
Bandwidth, Inc., Class A(a)	2,166	162,493
Cincinnati Bell, Inc.(a)	6,721	33,269
Cogent Communications Holdings, Inc.(b)	5,685	337,462
Consolidated Communications Holdings, Inc.(b)	9,318	45,938
Frontier Communications Corp.(b)	13,854	24,244
IDT Corp., Class B(a)	2,243	21,241
Intelsat SA(a)	9,064	176,295
Iridium Communications, Inc.(a)	13,389	311,428
Ooma, Inc.(a)	2,658	27,856

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
ORBCOMM, Inc.(a)(b)	9,715	$70,434
Pareteum Corp.(a)	14,492	37,824
pdvWireless, Inc.(a)	1,279	60,113
Vonage Holdings Corp.(a)	30,615	346,868

		1,742,060

Electric Utilities — 1.0%
ALLETE, Inc.	7,009	583,219
El Paso Electric Co.	5,494	359,308
Genie Energy Ltd., Class B	1,936	20,618
MGE Energy, Inc.	4,735	346,034
Otter Tail Corp.	5,354	282,745
PNM Resources, Inc.	10,738	546,671
Portland General Electric Co.	12,109	655,944
Spark Energy, Inc., Class A	1,626	18,195

		2,812,734

Electrical Equipment — 0.9%
Allied Motion Technologies, Inc.(b)	928	35,171
American Superconductor Corp.(a)	2,806	26,040
Atkore International Group, Inc.(a)	6,220	160,911
AZZ, Inc.	3,560	163,831
Bloom Energy Corp., Class A(a)	7,432	91,191
Encore Wire Corp.	2,704	158,400
Energous Corp.(a)(b)	4,035	17,633
EnerSys	5,847	400,519
Enphase Energy, Inc.(a)	12,409	226,216
Generac Holdings, Inc.(a)	8,255	572,980
Plug Power, Inc.(a)(b)	31,001	69,752
Powell Industries, Inc.(b)	1,149	43,662
Preformed Line Products Co.(b)	463	25,706
Sunrun, Inc.(a)	14,947	280,406
Thermon Group Holdings, Inc.(a)	4,303	110,372
TPI Composites, Inc.(a)	3,894	96,260
Vicor Corp.(a)(b)	2,319	72,005
Vivint Solar, Inc.(a)	5,873	42,873

		2,593,928

Electronic Equipment, Instruments & Components — 2.4%
Airgain, Inc.(a)	1,240	17,546
Akoustis Technologies, Inc.(a)	3,362	21,517
Anixter International, Inc.(a)	4,113	245,587
Arlo Technologies, Inc.(a)	10,089	40,457
AVX Corp.(b)	6,197	102,870
Badger Meter, Inc.(b)	3,883	231,776
Bel Fuse, Inc., Class B	1,475	25,326
Belden, Inc.(b)	5,279	314,470
Benchmark Electronics, Inc.	5,285	132,759
Coda Octopus Group, Inc.(a)	614	8,013
Control4 Corp.(a)	3,676	87,305
CTS Corp.	4,344	119,808
Daktronics, Inc.(b)	4,775	29,462
ePlus, Inc.(a)	1,777	122,506
Fabrinet(a)	4,930	244,873
FARO Technologies, Inc.(a)(b)	2,340	123,037
Fitbit, Inc., Class A(a)	30,011	132,048
II-VI, Inc.(a)	8,515	311,308
Insight Enterprises, Inc.(a)	4,792	278,894
Iteris, Inc.(a)	3,745	19,362
Itron, Inc.(a)	4,638	290,200
KEMET Corp.(b)	7,785	146,436
Kimball Electronics, Inc.(a)	3,440	55,866
Knowles Corp.(a)	11,100	203,241
Methode Electronics, Inc.	4,989	142,536
MTS Systems Corp.	2,465	144,277
Napco Security Technologies, Inc.(a)	1,561	46,331

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
nLight, Inc.(a)	4,402	$84,518
Novanta, Inc.(a)	4,548	428,876
OSI Systems, Inc.(a)	2,231	251,278
PAR Technology Corp.(a)	1,560	43,992
Park Electrochemical Corp.(b)	2,399	40,039
PC Connection, Inc.	1,532	53,589
PCM, Inc.(a)	1,274	44,641
Plexus Corp.(a)(b)	4,056	236,749
Rogers Corp.(a)(b)	2,502	431,795
Sanmina Corp.(a)	9,182	278,031
ScanSource, Inc.(a)	3,507	114,188
Tech Data Corp.(a)	4,985	521,431
TTM Technologies, Inc.(a)	13,427	136,955
Vishay Intertechnology, Inc.(b)	17,985	297,112
Vishay Precision Group, Inc.(a)	1,373	55,785
Wrap Technologies, Inc.(a)	1,005	6,251

		6,663,041

Energy Equipment & Services — 1.4%
Archrock, Inc.	17,570	186,242
C&J Energy Services, Inc.(a)	8,998	105,997
Cactus, Inc., Class A(a)	6,347	210,213
Covia Holdings Corp.(a)	6,643	13,020
Diamond Offshore Drilling, Inc.(a)	8,606	76,335
DMC Global, Inc.(b)	1,983	125,623
Dril-Quip, Inc.(a)	4,912	235,776
Era Group, Inc.(a)	2,446	20,400
Exterran Corp.(a)(b)	4,303	61,189
Forum Energy Technologies, Inc.(a)	10,760	36,799
Frank’s International NV(a)(b)	14,440	78,842
FTS International, Inc.(a)	4,077	22,750
Geospace Technologies Corp.(a)	1,756	26,533
Helix Energy Solutions Group, Inc.(a)(b)	19,325	166,775
Independence Contract Drilling, Inc.(a)(b)	4,876	7,704
Keane Group, Inc.(a)(b)	7,147	48,028
KLX Energy Services Holdings, Inc.(a)(b)	2,946	60,187
Liberty Oilfield Services, Inc., Class A(b)	6,229	100,785
Mammoth Energy Services, Inc.(b)	1,616	11,118
Matrix Service Co.(a)(b)	3,515	71,214
McDermott International, Inc.(a)	24,544	237,095
Nabors Industries Ltd.	47,783	138,571
National Energy Services Reunited Corp.(a)	3,128	27,214
Natural Gas Services Group, Inc.(a)(b)	1,654	27,291
NCS Multistage Holdings, Inc.(a)	1,349	4,789
Newpark Resources, Inc.(a)(b)	11,838	87,838
Nine Energy Service, Inc.(a)	2,255	39,079
Noble Corp. plc(a)(b)	32,761	61,263
Oceaneering International, Inc.(a)	13,413	273,491
Oil States International, Inc.(a)(b)	8,211	150,261
Pacific Drilling SA(a)	4,018	50,627
Parker Drilling Co.(a)	1,251	25,370
ProPetro Holding Corp.(a)	10,789	223,332
RigNet, Inc.(a)(b)	2,020	20,362
RPC, Inc.	7,902	56,973
SEACOR Holdings, Inc.(a)	2,389	113,501
SEACOR Marine Holdings, Inc.(a)	2,597	38,851
Seadrill Ltd.(a)	7,937	33,018
Select Energy Services, Inc., Class A(a)(b)	8,004	92,927
Smart Sand, Inc.(a)	3,545	8,650
Solaris Oilfield Infrastructure, Inc., Class A	4,133	61,912
Superior Energy Services, Inc.(a)	20,368	26,478
TETRA Technologies, Inc.(a)	16,166	26,351
Tidewater, Inc.(a)(b)	5,115	120,100
US Silica Holdings, Inc.(b)	9,965	127,452

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
US Well Services, Inc.(a)	2,477	$11,939

		3,750,265

Entertainment — 0.3%
AMC Entertainment Holdings, Inc., Class A(b)	6,901	64,386
Eros International plc(a)(b)	4,749	6,411
Glu Mobile, Inc.(a)(b)	15,672	112,525
IMAX Corp.(a)	7,122	143,864
Liberty Media Corp.-Liberty Braves, Class A(a)	1,316	36,585
Liberty Media Corp-Liberty Braves, Class C(a)	4,929	137,864
LiveXLive Media, Inc.(a)	3,650	15,148
Marcus Corp. (The)(b)	3,022	99,605
Reading International, Inc., Class A(a)	2,052	26,635
Rosetta Stone, Inc.(a)	2,853	65,277

		708,300

Equity Real Estate Investment Trusts (REITs) — 6.9%
Acadia Realty Trust	11,110	304,081
Agree Realty Corp.(b)	5,070	324,733
Alexander & Baldwin, Inc.	9,319	215,269
Alexander’s, Inc.	297	109,979
American Assets Trust, Inc.	6,313	297,469
American Finance Trust, Inc.	14,443	157,429
Armada Hoffler Properties, Inc.	7,044	116,578
Ashford Hospitality Trust, Inc.(b)	13,107	38,928
Bluerock Residential Growth REIT, Inc.(b)	2,866	33,675
Braemar Hotels & Resorts, Inc.(b)	3,885	38,461
BRT Apartments Corp.(b)	1,299	18,355
CareTrust REIT, Inc.	12,910	307,000
CatchMark Timber Trust, Inc., Class A(b)	6,522	68,155
CBL & Associates Properties, Inc.(b)	22,490	23,390
Cedar Realty Trust, Inc.	11,410	30,236
Chatham Lodging Trust(b)	6,324	119,334
Chesapeake Lodging Trust	8,175	232,333
CIM Commercial Trust Corp.	490	10,104
City Office REIT, Inc.	5,233	62,744
Clipper Realty, Inc.(b)	2,104	23,523
Community Healthcare Trust, Inc.(b)	2,447	96,436
CoreCivic, Inc.	16,155	335,378
CorEnergy Infrastructure Trust, Inc.	1,747	69,286
CorePoint Lodging, Inc.	5,495	68,083
DiamondRock Hospitality Co.	27,535	284,712
Easterly Government Properties, Inc.	9,379	169,854
EastGroup Properties, Inc.	4,891	567,258
Essential Properties Realty Trust, Inc.	6,663	133,527
Farmland Partners, Inc.	3,891	27,432
First Industrial Realty Trust, Inc.	17,062	626,858
Four Corners Property Trust, Inc.	9,263	253,158
Franklin Street Properties Corp.(b)	13,847	102,191
Front Yard Residential Corp.(b)	6,550	80,041
GEO Group, Inc. (The)	16,214	340,656
Getty Realty Corp.	4,589	141,158
Gladstone Commercial Corp.	4,127	87,575
Gladstone Land Corp.	2,160	24,905
Global Medical REIT, Inc.	4,163	43,711
Global Net Lease, Inc.(b)	11,512	225,865
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	8,349	235,275
Healthcare Realty Trust, Inc.(b)	17,325	542,619
Hersha Hospitality Trust	4,729	78,218
Independence Realty Trust, Inc.(b)	12,288	142,172
Industrial Logistics Properties Trust	8,876	184,798
Innovative Industrial Properties, Inc.	1,268	156,674
Investors Real Estate Trust	1,592	93,403
iStar, Inc.(b)	8,643	107,346

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Jernigan Capital, Inc.(b)	2,856	$58,548
Kite Realty Group Trust	11,388	172,300
Lexington Realty Trust(b)	31,125	292,886
LTC Properties, Inc.(b)	5,395	246,336
Mack-Cali Realty Corp.	12,296	286,374
Monmouth Real Estate Investment Corp.	12,430	168,426
National Health Investors, Inc.(b)	5,689	443,913
National Storage Affiliates Trust	7,719	223,388
New Senior Investment Group, Inc.	11,263	75,687
NexPoint Residential Trust, Inc.	2,573	106,522
NorthStar Realty Europe Corp.(b)	5,933	97,479
Office Properties Income Trust(b)	6,510	171,023
One Liberty Properties, Inc.	2,167	62,756
Pebblebrook Hotel Trust(b)	17,626	496,701
Pennsylvania REIT(b)	9,137	59,390
Physicians Realty Trust	25,123	438,145
Piedmont Office Realty Trust, Inc., Class A(b)	17,020	339,209
PotlatchDeltic Corp.(b)	8,989	350,391
Preferred Apartment Communities, Inc., Class A(b)	5,865	87,682
PS Business Parks, Inc.	2,705	455,874
QTS Realty Trust, Inc., Class A	7,409	342,148
Retail Opportunity Investments Corp.	15,435	264,402
Retail Value, Inc.	2,020	70,296
Rexford Industrial Realty, Inc.	14,016	565,826
RLJ Lodging Trust	23,437	415,772
RPT Realty(b)	10,536	127,591
Ryman Hospitality Properties, Inc.	6,206	503,245
Sabra Health Care REIT, Inc.	24,274	477,955
Safehold, Inc.(b)	1,057	31,921
Saul Centers, Inc.	1,665	93,456
Senior Housing Properties Trust	22,299	184,413
Seritage Growth Properties, Class A	4,461	191,645
Spirit MTA REIT(b)	5,716	47,671
STAG Industrial, Inc.	17,093	516,892
Summit Hotel Properties, Inc.	14,204	162,920
Sunstone Hotel Investors, Inc.	31,062	425,860
Tanger Factory Outlet Centers, Inc.(b)	12,206	197,859
Terreno Realty Corp.	8,384	411,151
UMH Properties, Inc.	4,828	59,915
Uniti Group, Inc.	25,036	237,842
Universal Health Realty Income Trust	1,763	149,732
Urban Edge Properties	15,713	272,306
Urstadt Biddle Properties, Inc., Class A	3,926	82,446
Washington Prime Group, Inc.(b)	24,825	94,831
Washington REIT(b)	10,949	292,667
Whitestone REIT(b)	5,069	64,326
Xenia Hotels & Resorts, Inc.(b)	15,395	320,986

		18,989,469

Food & Staples Retailing — 0.6%
Andersons, Inc. (The)(b)	4,260	116,042
BJ’s Wholesale Club Holdings, Inc.(a)(b)	15,383	406,111
Chefs’ Warehouse, Inc. (The)(a)	3,284	115,170
HF Foods Group, Inc.(a)	1,009	35,123
Ingles Markets, Inc., Class A(b)	1,873	58,307
Natural Grocers by Vitamin Cottage, Inc.(a)	1,090	10,955
Performance Food Group Co.(a)(b)	13,945	558,218
PriceSmart, Inc.	3,060	156,427
Rite Aid Corp.(a)(b)	6,988	55,974
SpartanNash Co.	4,730	55,199
United Natural Foods, Inc.(a)	6,695	60,054
Village Super Market, Inc., Class A	1,016	26,934

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Weis Markets, Inc.(b)	1,268	$46,168

		1,700,682

Food Products — 1.1%
Alico, Inc.	525	15,929
B&G Foods, Inc.(b)	8,728	181,542
Bridgford Foods Corp.(a)	221	6,577
Calavo Growers, Inc.	2,191	211,957
Cal-Maine Foods, Inc.(b)	4,273	178,270
Darling Ingredients, Inc.(a)	22,159	440,743
Dean Foods Co.	12,114	11,191
Farmer Brothers Co.(a)	1,530	25,046
Fresh Del Monte Produce, Inc.	4,233	114,079
Freshpet, Inc.(a)	4,188	190,596
Hostess Brands, Inc.(a)	13,498	194,911
J&J Snack Foods Corp.	2,033	327,211
John B Sanfilippo & Son, Inc.	1,140	90,847
Lancaster Colony Corp.(b)	2,550	378,930
Landec Corp.(a)(b)	3,600	33,732
Limoneira Co.(b)	2,228	44,426
Sanderson Farms, Inc.(b)	2,712	370,351
Schuman, Inc., CVR(a)(c)	4,294	1,859
Seneca Foods Corp., Class A(a)	860	23,934
Simply Good Foods Co. (The)(a)	9,547	229,892
Tootsie Roll Industries, Inc.	2,237	82,612

		3,154,635

Gas Utilities — 1.2%
Chesapeake Utilities Corp.	2,168	206,003
New Jersey Resources Corp.(b)	12,005	597,489
Northwest Natural Holding Co.	3,906	271,467
ONE Gas, Inc.(b)	7,052	636,795
RGC Resources, Inc.(b)	909	27,743
South Jersey Industries, Inc.(b)	12,527	422,536
Southwest Gas Holdings, Inc.(b)	7,211	646,250
Spire, Inc.(b)	6,710	563,103

		3,371,386

Health Care Equipment & Supplies — 3.8%
Accuray, Inc.(a)	11,846	45,844
Alphatec Holdings, Inc.(a)	3,977	18,056
AngioDynamics, Inc.(a)	4,838	95,260
Antares Pharma, Inc.(a)(b)	21,843	71,864
Apyx Medical Corp.(a)	4,436	29,810
AtriCure, Inc.(a)(b)	5,023	149,886
Atrion Corp.	195	166,284
Avanos Medical, Inc.(a)	6,412	279,627
Avedro, Inc.(a)	667	13,100
AxoGen, Inc.(a)(b)	4,502	89,140
Axonics Modulation Technologies, Inc.(a)(b)	2,085	85,422
BioLife Solutions, Inc.(a)	886	15,018
BioSig Technologies, Inc.(a)	2,080	19,531
Cardiovascular Systems, Inc.(a)	4,619	198,294
Cerus Corp.(a)	18,696	105,072
Conformis, Inc.(a)	8,611	37,544
CONMED Corp	3,669	313,956
Corindus Vascular Robotics, Inc.(a)	12,363	36,842
CryoLife, Inc.(a)(b)	4,933	147,645
CryoPort, Inc.(a)	3,634	66,575
Cutera, Inc.(a)(b)	1,750	36,365
CytoSorbents Corp.(a)(b)	3,801	25,125
ElectroCore, Inc.(a)(b)	865	1,730
GenMark Diagnostics, Inc.(a)(b)	7,611	49,395
Glaukos Corp.(a)	4,819	363,353
Globus Medical, Inc., Class A(a)	10,277	434,717
Haemonetics Corp.(a)	6,922	832,994

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Heska Corp.(a)	948	$80,741
Inogen, Inc.(a)	2,475	165,231
Integer Holdings Corp.(a)	4,393	368,661
IntriCon Corp.(a)	1,189	27,775
Invacare Corp.(b)	4,375	22,706
iRadimed Corp.(a)	560	11,452
iRhythm Technologies, Inc.(a)	3,347	264,681
Lantheus Holdings, Inc.(a)	5,154	145,858
LeMaitre Vascular, Inc.(b)	2,283	63,878
LivaNova plc(a)(b)	6,567	472,561
Meridian Bioscience, Inc.	5,517	65,542
Merit Medical Systems, Inc.(a)	7,236	430,976
Mesa Laboratories, Inc.(b)	469	114,595
Misonix, Inc.(a)	977	24,835
Natus Medical, Inc.(a)	4,571	117,429
Neogen Corp.(a)	6,936	430,795
Neuronetics, Inc.(a)	1,687	21,104
Nevro Corp.(a)(b)	3,999	259,255
Novocure Ltd.(a)	11,452	724,110
NuVasive, Inc.(a)	7,021	411,009
OraSure Technologies, Inc.(a)(b)	8,589	79,706
Orthofix Medical, Inc.(a)	2,446	129,345
OrthoPediatrics Corp.(a)(b)	1,181	46,059
Oxford Immunotec Global plc(a)	169	2,325
Pulse Biosciences, Inc.(a)	1,637	21,608
Quidel Corp.(a)(b)	4,790	284,143
Rockwell Medical, Inc.(a)	7,556	22,744
RTI Surgical Holdings, Inc.(a)(b)	7,485	31,811
SeaSpine Holdings Corp.(a)	2,217	29,375
Senseonics Holdings, Inc.(a)	14,434	29,445
Shockwave Medical, Inc.(a)	892	50,924
SI-BONE, Inc.(a)	2,163	43,995
Sientra, Inc.(a)(b)	3,081	18,979
Silk Road Medical, Inc.(a)	936	45,359
Soliton, Inc.(a)	357	5,248
STAAR Surgical Co.(a)(b)	6,016	176,750
Surmodics, Inc.(a)(b)	1,722	74,339
Tactile Systems Technology, Inc.(a)	2,456	139,796
Tandem Diabetes Care, Inc.(a)	7,502	484,029
TransEnterix, Inc.(a)(b)	25,555	34,755
TransMedics Group, Inc.(a)	887	25,714
Utah Medical Products, Inc.(b)	456	43,639
Vapotherm, Inc.(a)	746	17,158
Varex Imaging Corp.(a)(b)	5,069	155,365
ViewRay, Inc.(a)	9,373	82,576
Wright Medical Group NV(a)(b)	17,029	507,805
Zynex, Inc.	2,076	18,663

		10,553,298

Health Care Providers & Services — 1.9%
Addus HomeCare Corp.(a)	1,428	107,029
Amedisys, Inc.(a)	4,241	514,900
American Renal Associates Holdings, Inc.(a)	2,512	18,689
AMN Healthcare Services, Inc.(a)	6,233	338,140
Apollo Medical Holdings, Inc.(a)	851	14,220
Avalon GloboCare Corp.(a)	2,720	7,072
BioScrip, Inc.(a)	16,802	43,685
BioTelemetry, Inc.(a)	4,498	216,579
Brookdale Senior Living, Inc.(a)	24,828	179,010
Catasys, Inc.(a)	948	18,221
Community Health Systems, Inc.(a)(b)	10,916	29,146
CorVel Corp.(a)	1,206	104,934
Cross Country Healthcare, Inc.(a)(b)	4,593	43,082
Diplomat Pharmacy, Inc.(a)	7,537	45,900
Ensign Group, Inc. (The)	6,840	389,333

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Enzo Biochem, Inc.(a)	6,578	$22,168
Genesis Healthcare, Inc.(a)	8,928	11,071
Hanger, Inc.(a)	4,879	93,433
HealthEquity, Inc.(a)	8,300	542,820
Joint Corp. (The)(a)	1,756	31,959
LHC Group, Inc.(a)(b)	4,067	486,332
Magellan Health, Inc.(a)	2,935	217,865
National HealthCare Corp.(b)	1,684	136,657
National Research Corp.(b)	1,618	93,181
Owens & Minor, Inc.(b)	8,111	25,955
Patterson Cos., Inc.(b)	11,320	259,228
PetIQ, Inc.(a)	2,550	84,048
Providence Service Corp. (The)(a)(b)	1,594	91,400
R1 RCM, Inc.(a)	13,668	171,943
RadNet, Inc.(a)(b)	5,657	78,010
Select Medical Holdings Corp.(a)	14,926	236,876
Surgery Partners, Inc.(a)	3,306	26,911
Tenet Healthcare Corp.(a)	13,922	287,628
Tivity Health, Inc.(a)	6,458	106,169
Triple-S Management Corp., Class B(a)	2,933	69,952
US Physical Therapy, Inc.(b)	1,709	209,472

		5,353,018

Health Care Technology — 1.0%
Allscripts Healthcare Solutions, Inc.(a)	22,519	261,896
Castlight Health, Inc., Class B(a)(b)	13,619	43,989
Computer Programs & Systems, Inc.	1,726	47,966
Evolent Health, Inc., Class A(a)(b)	9,811	77,998
HealthStream, Inc.	3,440	88,958
HMS Holdings Corp.(a)	11,750	380,583
Inovalon Holdings, Inc., Class A(a)(b)	9,518	138,106
Inspire Medical Systems, Inc.(a)(b)	1,806	109,534
NextGen Healthcare, Inc.(a)	7,340	146,066
Omnicell, Inc.(a)(b)	5,540	476,606
OptimizeRx Corp.(a)	1,594	25,823
Simulations Plus, Inc.	1,600	45,696
Tabula Rasa HealthCare, Inc.(a)(b)	2,639	131,765
Teladoc Health, Inc.(a)(b)	9,661	641,587
Vocera Communications, Inc.(a)	4,159	132,755

		2,749,328

Hotels, Restaurants & Leisure — 2.7%
BBX Capital Corp.	8,715	42,791
Biglari Holdings, Inc., Class B(a)	152	15,787
BJ’s Restaurants, Inc.(b)	2,745	120,615
Bloomin’ Brands, Inc.	12,437	235,184
Bluegreen Vacations Corp.	972	11,363
Boyd Gaming Corp.(b)	10,937	294,643
Brinker International, Inc.(b)	5,036	198,167
Carrols Restaurant Group, Inc.(a)	4,613	41,655
Century Casinos, Inc.(a)	3,588	34,804
Cheesecake Factory, Inc. (The)(b)	5,733	250,647
Churchill Downs, Inc.(b)	4,749	546,467
Chuy’s Holdings, Inc.(a)(b)	2,223	50,951
Cracker Barrel Old Country Store, Inc.	2,609	445,435
Dave & Buster’s Entertainment, Inc.	4,939	199,881
Del Frisco’s Restaurant Group, Inc.(a)	4,534	36,091
Del Taco Restaurants, Inc.(a)	3,868	49,588
Denny’s Corp.(a)	7,973	163,686
Dine Brands Global, Inc.(b)	2,281	217,767
Drive Shack, Inc.(a)(b)	8,029	37,656
El Pollo Loco Holdings, Inc.(a)	2,998	31,959
Eldorado Resorts, Inc.(a)(b)	8,895	409,793
Empire Resorts, Inc.(a)	502	4,819
Everi Holdings, Inc.(a)	9,138	109,016

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Fiesta Restaurant Group, Inc.(a)	3,154	$41,443
Golden Entertainment, Inc.(a)(b)	2,413	33,782
Habit Restaurants, Inc. (The), Class A(a)	2,656	27,861
Inspired Entertainment, Inc.(a)	1,142	9,638
International Speedway Corp., Class A	3,217	144,411
J Alexander’s Holdings, Inc.(a)	1,880	21,112
Jack in the Box, Inc.	3,495	284,458
Lindblad Expeditions Holdings, Inc.(a)(b)	3,075	55,196
Marriott Vacations Worldwide Corp.	5,976	576,086
Monarch Casino & Resort, Inc.(a)(b)	1,502	64,195
Nathan’s Famous, Inc.(b)	366	28,592
Noodles & Co.(a)	3,878	30,559
Papa John’s International, Inc.	2,949	131,879
Penn National Gaming, Inc.(a)	15,030	289,478
PlayAGS, Inc.(a)	3,591	69,845
Potbelly Corp.(a)(b)	3,040	15,474
RCI Hospitality Holdings, Inc.	1,101	19,278
Red Lion Hotels Corp.(a)	3,230	22,965
Red Robin Gourmet Burgers, Inc.(a)	1,725	52,733
Red Rock Resorts, Inc., Class A(b)	9,491	203,867
Ruth’s Hospitality Group, Inc.	3,835	87,093
Scientific Games Corp., Class A(a)	7,587	150,374
SeaWorld Entertainment, Inc.(a)	6,836	211,916
Shake Shack, Inc., Class A(a)	3,818	275,660
Speedway Motorsports, Inc.	1,588	29,457
Target Hospitality Corp.(a)	4,408	40,113
Texas Roadhouse, Inc.	9,228	495,267
Twin River Worldwide Holdings, Inc.(a)	2,833	84,282
Wingstop, Inc.	3,964	375,589

		7,421,368

Household Durables — 1.6%
Bassett Furniture Industries, Inc.	1,195	18,224
Beazer Homes USA, Inc.(a)	4,174	40,112
Cavco Industries, Inc.(a)(b)	1,172	184,637
Century Communities, Inc.(a)(b)	3,474	92,339
Ethan Allen Interiors, Inc.	3,176	66,887
Flexsteel Industries, Inc.(b)	891	15,200
GoPro, Inc., Class A(a)	16,564	90,439
Green Brick Partners, Inc.(a)(b)	2,967	24,656
Hamilton Beach Brands Holding Co., Class A(b)	1,018	19,393
Helen of Troy Ltd.(a)	3,397	443,614
Hooker Furniture Corp.	1,537	31,693
Installed Building Products, Inc.(a)	3,057	181,036
iRobot Corp.(a)	3,712	340,168
KB Home	11,411	293,605
La-Z-Boy, Inc.	6,025	184,726
Legacy Housing Corp.(a)	610	7,594
LGI Homes, Inc.(a)(b)	2,703	193,075
Lifetime Brands, Inc.	1,738	16,441
Lovesac Co. (The)(a)	847	26,316
M/I Homes, Inc.(a)	3,678	104,970
MDC Holdings, Inc.	6,701	219,659
Meritage Homes Corp.(a)	4,920	252,593
Purple Innovation, Inc.(a)	885	5,974
Skyline Champion Corp.	6,806	186,348
Sonos, Inc.(a)	9,425	106,879
Taylor Morrison Home Corp., Class A(a)(b)	14,585	305,702
TopBuild Corp.(a)	4,590	379,868
TRI Pointe Group, Inc.(a)	19,211	229,956
Tupperware Brands Corp.	6,622	126,017
Universal Electronics, Inc.(a)(b)	1,789	73,385
William Lyon Homes, Class A(a)	4,242	77,332

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
ZAGG, Inc.(a)(b)	3,629	$25,258

		4,364,096

Household Products — 0.2%
Central Garden & Pet Co.(a)(b)	1,469	39,589
Central Garden & Pet Co., Class A(a)	5,690	140,202
Oil-Dri Corp. of America(b)	759	25,837
WD-40 Co.(b)	1,855	295,019

		500,647

Independent Power and Renewable Electricity Producers — 0.4%
Atlantic Power Corp.(a)	15,883	38,437
Clearway Energy, Inc.	14,713	244,915
Ormat Technologies, Inc.	5,371	340,468
Pattern Energy Group, Inc., Class A(b)	12,003	277,149
TerraForm Power, Inc., Class A(b)	10,079	144,130

		1,045,099

Industrial Conglomerates — 0.1%
Raven Industries, Inc.(b)	4,915	176,350

Insurance — 2.3%
Ambac Financial Group, Inc.(a)	6,015	101,353
American Equity Investment Life Holding Co.	12,119	329,152
AMERISAFE, Inc.	2,537	161,784
Argo Group International Holdings Ltd.	4,423	327,523
Citizens, Inc.(a)(b)	6,570	47,961
CNO Financial Group, Inc.(b)	21,825	364,041
Crawford & Co., Class A	2,073	21,829
Crawford & Co., Class B	159	1,480
Donegal Group, Inc., Class A	1,325	20,233
eHealth, Inc.(a)	3,022	260,194
EMC Insurance Group, Inc.(b)	1,302	46,911
Employers Holdings, Inc.	4,281	180,958
Enstar Group Ltd.(a)	1,568	273,271
FBL Financial Group, Inc., Class A	1,313	83,769
FedNat Holding Co.	1,731	24,701
Genworth Financial, Inc., Class A(a)	68,535	254,265
Global Indemnity Ltd.(b)	1,088	33,684
Goosehead Insurance, Inc., Class A(b)	1,510	72,178
Greenlight Capital Re Ltd., Class A(a)(b)	3,963	33,646
Hallmark Financial Services, Inc.(a)(b)	1,903	27,080
HCI Group, Inc.(b)	877	35,492
Health Insurance Innovations, Inc., Class A(a)(b)	1,333	34,551
Heritage Insurance Holdings, Inc.(b)	3,616	55,723
Horace Mann Educators Corp.	5,465	220,185
Independence Holding Co.(b)	675	26,136
Investors Title Co.(b)	200	33,400
James River Group Holdings Ltd.	3,701	173,577
Kinsale Capital Group, Inc.	2,659	243,245
MBIA, Inc.(a)	11,754	109,430
National General Holdings Corp.	9,161	210,153
National Western Life Group, Inc., Class A	303	77,871
NI Holdings, Inc.(a)	1,375	24,214
Palomar Holdings, Inc.(a)	771	18,535
ProAssurance Corp.	7,051	254,612
Protective Insurance Corp., Class B	1,437	24,961
RLI Corp.(b)	5,404	463,177
Safety Insurance Group, Inc.(b)	1,948	185,313
Selective Insurance Group, Inc.	7,968	596,723
State Auto Financial Corp.	2,371	82,985
Stewart Information Services Corp.	3,161	127,989
Third Point Reinsurance Ltd.(a)	9,835	101,497
Tiptree, Inc.	3,208	20,210
Trupanion, Inc.(a)	3,847	138,992
United Fire Group, Inc.	2,899	140,486

Security	Shares	Value

Insurance (continued)
United Insurance Holdings Corp.	2,729	$38,916
Universal Insurance Holdings, Inc.	4,202	117,236
Watford Holdings Ltd.(a)	2,719	74,555

		6,296,177

Interactive Media & Services — 0.5%(a)
Care.com, Inc.	2,987	32,797
Cargurus, Inc.	10,028	362,111
Cars.com, Inc.	8,957	176,632
DHI Group, Inc.	6,873	24,537
Eventbrite, Inc., Class A	4,936	79,963
EverQuote, Inc., Class A	1,140	14,820
Liberty TripAdvisor Holdings, Inc., Class A	9,645	119,598
Meet Group, Inc. (The)	10,523	36,620
QuinStreet, Inc.	6,116	96,939
Travelzoo	766	11,827
TrueCar, Inc.	14,047	76,697
Yelp, Inc.	10,218	349,251

		1,381,792

Internet & Direct Marketing Retail — 0.6%
1-800-Flowers.com, Inc., Class A(a)	3,304	62,379
Duluth Holdings, Inc., Class B(a)	1,462	19,869
Gaia, Inc.(a)(b)	1,765	13,379
Groupon, Inc.(a)	61,253	219,286
Lands’ End, Inc.(a)	1,541	18,831
Leaf Group Ltd.(a)	2,590	19,192
Liberty Expedia Holdings, Inc., Class A(a)	7,361	351,782
Liquidity Services, Inc.(a)	4,077	24,829
Overstock.com, Inc.(a)(b)	3,652	49,667
PetMed Express, Inc.	2,650	41,525
Quotient Technology, Inc.(a)	10,590	113,737
Rubicon Project, Inc. (The)(a)	6,457	41,066
Shutterfly, Inc.(a)	4,641	234,603
Shutterstock, Inc.(b)	2,631	103,109
Stamps.com, Inc.(a)	2,335	105,705
Stitch Fix, Inc., Class A(a)	5,667	181,287
Waitr Holdings, Inc.(a)	7,065	44,439

		1,644,685

IT Services — 2.2%
Brightcove, Inc.(a)	5,103	52,714
Carbonite, Inc.(a)	4,480	116,659
Cardtronics plc, Class A(a)	5,269	143,949
Cass Information Systems, Inc.	1,904	92,306
Conduent, Inc.(a)	23,405	224,454
CSG Systems International, Inc.	4,413	215,487
Endurance International Group Holdings, Inc.(a)	9,321	44,741
EVERTEC, Inc.	8,264	270,233
Evo Payments, Inc., Class A(a)	4,189	132,079
Exela Technologies, Inc.(a)	6,071	13,295
ExlService Holdings, Inc.(a)	4,521	298,974
GTT Communications, Inc.(a)(b)	4,521	79,570
Hackett Group, Inc. (The)	3,187	53,510
I3 Verticals, Inc., Class A(a)	1,168	34,398
Information Services Group, Inc.(a)	5,071	16,024
International Money Express, Inc.(a)	1,670	23,547
KBR, Inc.	19,125	476,978
Limelight Networks, Inc.(a)(b)	14,509	39,174
LiveRamp Holdings, Inc.(a)	9,227	447,325
ManTech International Corp., Class A	3,618	238,245
MAXIMUS, Inc.	8,577	622,176
NIC, Inc.	8,887	142,547
Paysign, Inc.(a)	4,001	53,493
Perficient, Inc.(a)	4,433	152,141
Perspecta, Inc.	19,081	446,686

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Presidio, Inc.	6,221	$85,041
PRGX Global, Inc.(a)	2,445	16,430
Priority Technology Holdings, Inc.(a)	801	6,288
Science Applications International Corp.(b)	8,018	694,038
StarTek, Inc.(a)	2,147	17,541
Sykes Enterprises, Inc.(a)	5,252	144,220
TTEC Holdings, Inc.(b)	1,996	92,994
Tucows, Inc., Class A(a)	1,263	77,068
Unisys Corp.(a)	6,703	65,153
USA Technologies, Inc.(a)(b)	7,965	59,180
Verra Mobility Corp.(a)	13,258	173,547
Virtusa Corp.(a)	3,897	173,144

		6,035,349

Leisure Products — 0.4%
Acushnet Holdings Corp.(b)	4,807	126,232
American Outdoor Brands Corp.(a)	7,134	64,277
Callaway Golf Co.(b)	12,778	219,271
Clarus Corp.	2,876	41,529
Escalade, Inc.(b)	1,657	19,006
Johnson Outdoors, Inc., Class A(b)	647	48,247
Malibu Boats, Inc., Class A(a)(b)	2,862	111,189
Marine Products Corp.(b)	921	14,220
MasterCraft Boat Holdings, Inc.(a)(b)	2,448	47,956
Sturm Ruger & Co., Inc.(b)	2,233	121,654
Vista Outdoor, Inc.(a)	7,581	67,319
YETI Holdings, Inc.(a)	4,176	120,895

		1,001,795

Life Sciences Tools & Services — 0.7%
Accelerate Diagnostics, Inc.(a)(b)	3,726	85,251
Cambrex Corp.(a)	4,557	213,313
ChromaDex Corp.(a)(b)	4,789	22,269
Codexis, Inc.(a)(b)	7,145	131,682
Fluidigm Corp.(a)	9,326	114,896
Luminex Corp.	5,765	118,990
Medpace Holdings, Inc.(a)	3,729	243,951
NanoString Technologies, Inc.(a)	4,460	135,361
NeoGenomics, Inc.(a)	11,821	259,353
Pacific Biosciences of California, Inc.(a)	19,248	116,450
Quanterix Corp.(a)(b)	1,281	43,285
Syneos Health, Inc.(a)	8,416	429,974

		1,914,775

Machinery — 4.0%
Actuant Corp., Class A(b)	7,625	189,176
Alamo Group, Inc.(b)	1,332	133,107
Albany International Corp., Class A(b)	3,899	323,266
Altra Industrial Motion Corp.(b)	8,691	311,833
Astec Industries, Inc.(b)	3,042	99,048
Barnes Group, Inc.	6,447	363,224
Blue Bird Corp.(a)(b)	1,933	38,061
Briggs & Stratton Corp.(b)	5,511	56,433
Chart Industries, Inc.(a)	4,794	368,563
CIRCOR International, Inc.(a)	2,639	121,394
Columbus McKinnon Corp.(b)	3,096	129,939
Commercial Vehicle Group, Inc.(a)	3,913	31,382
Douglas Dynamics, Inc.	3,081	122,593
Eastern Co. (The)(b)	893	25,022
Energy Recovery, Inc.(a)(b)	5,077	52,902
EnPro Industries, Inc.	2,750	175,560
ESCO Technologies, Inc.	3,449	284,956
Evoqua Water Technologies Corp.(a)(b)	10,052	143,140
Federal Signal Corp.(b)	8,094	216,514
Franklin Electric Co., Inc.	6,275	298,062
Gencor Industries, Inc.(a)	1,255	16,315

Security	Shares	Value

Machinery (continued)
Global Brass & Copper Holdings, Inc.	2,889	$126,336
Gorman-Rupp Co. (The)(b)	2,343	76,921
Graham Corp.(b)	1,423	28,759
Greenbrier Cos., Inc. (The)(b)	4,385	133,304
Harsco Corp.(a)(b)	10,688	293,279
Helios Technologies, Inc.(b)	3,957	183,644
Hillenbrand, Inc.	8,338	329,935
Hurco Cos., Inc.	896	31,862
Hyster-Yale Materials Handling, Inc.(b)	1,377	76,093
John Bean Technologies Corp.	4,213	510,321
Kadant, Inc.	1,452	131,856
Kennametal, Inc.(b)	11,111	410,996
LB Foster Co., Class A(a)	1,317	36,007
Lindsay Corp.(b)	1,425	117,149
Luxfer Holdings plc	3,655	89,621
Lydall, Inc.(a)(b)	2,247	45,389
Manitowoc Co., Inc. (The)(a)(b)	4,691	83,500
Meritor, Inc.(a)	10,900	264,325
Milacron Holdings Corp.(a)	9,209	127,084
Miller Industries, Inc.	1,464	45,018
Mueller Industries, Inc.	7,529	220,374
Mueller Water Products, Inc., Class A	21,199	208,174
Navistar International Corp.(a)(b)	6,700	230,815
NN, Inc.(b)	5,677	55,408
Omega Flex, Inc.(b)	370	28,420
Park-Ohio Holdings Corp.(b)	1,153	37,576
Proto Labs, Inc.(a)	3,648	423,241
RBC Bearings, Inc.(a)	3,271	545,635
REV Group, Inc.	3,588	51,703
Rexnord Corp.(a)(b)	14,201	429,154
Spartan Motors, Inc.(b)	4,530	49,649
SPX Corp.(a)	5,913	195,247
SPX FLOW, Inc.(a)	5,732	239,942
Standex International Corp.	1,691	123,680
Tennant Co.	2,457	150,368
Terex Corp.	8,559	268,753
Titan International, Inc.(b)	6,671	32,621
TriMas Corp.(a)	6,087	188,514
Twin Disc, Inc.(a)	1,346	20,325
Wabash National Corp.	7,510	122,188
Watts Water Technologies, Inc., Class A	3,748	349,239
Welbilt, Inc.(a)	17,505	292,333

		10,905,248

Marine — 0.1%
Costamare, Inc.(b)	7,116	36,505
Eagle Bulk Shipping, Inc.(a)	5,652	29,616
Genco Shipping & Trading Ltd.(a)	2,022	17,066
Matson, Inc.	5,768	224,087
Safe Bulkers, Inc.(a)(b)	7,634	11,909
Scorpio Bulkers, Inc.(b)	7,727	35,544

		354,727

Media — 1.0%
Boston Omaha Corp., Class A(a)	1,347	31,183
Cardlytics, Inc.(a)(b)	1,838	47,751
cbdMD, Inc.(a)	1,245	7,345
Central European Media Enterprises Ltd., Class A(a)	11,908	51,919
Clear Channel Outdoor Holdings, Inc.(a)(b)	5,317	25,096
comScore, Inc.(a)	6,621	34,164
Cumulus Media, Inc., Class A(a)	1,889	35,041
Daily Journal Corp.(a)	144	34,272
Emerald Expositions Events, Inc.	3,293	36,717
Entercom Communications Corp., Class A(b)	17,002	98,612

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Entravision Communications Corp., Class A	8,032	$25,060
EW Scripps Co. (The), Class A	7,392	113,024
Fluent, Inc.(a)(b)	6,226	33,496
Gannett Co., Inc.(b)	14,394	117,455
Gray Television, Inc.(a)	12,304	201,663
Hemisphere Media Group, Inc.(a)	2,547	32,907
Lee Enterprises, Inc.(a)	7,095	15,893
Liberty Latin America Ltd., Class A(a)	6,060	104,414
Liberty Latin America Ltd., Class C(a)(b)	15,576	267,751
Loral Space & Communications, Inc.(a)	1,705	58,840
Marchex, Inc., Class B(a)	4,549	21,380
MDC Partners, Inc., Class A(a)(b)	7,197	18,136
Meredith Corp.(b)	5,382	296,333
MSG Networks, Inc., Class A(a)	7,859	162,996
National CineMedia, Inc.	8,637	56,659
New Media Investment Group, Inc.(b)	7,919	74,755
Saga Communications, Inc., Class A(b)	599	18,712
Scholastic Corp.(b)	3,899	129,603
TechTarget, Inc.(a)	3,072	65,280
TEGNA, Inc.	29,383	445,152
Tribune Publishing Co.(a)	2,161	17,223
WideOpenWest, Inc.(a)	3,185	23,123

		2,701,955

Metals & Mining — 1.2%
AK Steel Holding Corp.(a)	41,835	99,149
Allegheny Technologies, Inc.(a)(b)	17,007	428,576
Carpenter Technology Corp.	6,379	306,064
Century Aluminum Co.(a)	6,633	45,834
Cleveland-Cliffs, Inc.(b)	38,127	406,815
Coeur Mining, Inc.(a)	27,483	119,276
Commercial Metals Co.	15,977	285,190
Compass Minerals International, Inc.(b)	4,623	254,034
Gold Resource Corp.(b)	7,798	26,357
Haynes International, Inc.	1,648	52,423
Hecla Mining Co.	65,190	117,342
Kaiser Aluminum Corp.(b)	2,188	213,571
Materion Corp.	2,752	186,613
Mayville Engineering Co., Inc.(a)	877	12,103
Novagold Resources, Inc.(a)	31,092	183,754
Olympic Steel, Inc.	1,022	13,950
Ramaco Resources, Inc.(a)	928	4,937
Ryerson Holding Corp.(a)	2,354	19,609
Schnitzer Steel Industries, Inc., Class A(b)	3,479	91,045
SunCoke Energy, Inc.(a)	11,602	103,026
Synalloy Corp.	1,286	20,087
TimkenSteel Corp.(a)(b)	5,311	43,178
Warrior Met Coal, Inc.(b)	6,987	182,501
Worthington Industries, Inc.(b)	5,406	217,646

		3,433,080

Mortgage Real Estate Investment Trusts (REITs) — 1.3%
AG Mortgage Investment Trust, Inc.	4,470	71,073
Anworth Mortgage Asset Corp.(b)	12,933	49,016
Apollo Commercial Real Estate Finance, Inc.	20,382	374,825
Ares Commercial Real Estate Corp.(b)	3,558	52,872
Arlington Asset Investment Corp., Class A	5,008	34,455
ARMOUR Residential REIT, Inc.(b)	8,167	152,233
Blackstone Mortgage Trust, Inc., Class A(b)	16,931	602,405
Capstead Mortgage Corp.	12,221	102,045
Cherry Hill Mortgage Investment Corp.(b)	2,191	35,056
Colony Credit Real Estate, Inc.(b)	11,153	172,871
Dynex Capital, Inc.	3,313	55,493
Ellington Financial, Inc.	3,619	65,033
Exantas Capital Corp.	4,032	45,602

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Granite Point Mortgage Trust, Inc.(b)	7,083	$135,923
Great Ajax Corp.	2,117	29,638
Invesco Mortgage Capital, Inc.	17,478	281,745
KKR Real Estate Finance Trust, Inc.(b)	3,431	68,346
Ladder Capital Corp.	13,928	231,344
New York Mortgage Trust, Inc.	27,968	173,402
Orchid Island Capital, Inc.(b)	6,950	44,202
PennyMac Mortgage Investment Trust(b)	10,193	222,513
Ready Capital Corp.	4,182	62,312
Redwood Trust, Inc.(b)	12,966	214,328
TPG RE Finance Trust, Inc.	6,654	128,356
Western Asset Mortgage Capital Corp.	6,190	61,776

		3,466,864

Multiline Retail — 0.1%
Big Lots, Inc.	5,334	152,606
Dillard’s, Inc., Class A(b)	1,459	90,867
JC Penney Co., Inc.(a)	41,696	47,533

		291,006

Multi-Utilities — 0.6%
Avista Corp.	8,874	395,780
Black Hills Corp.	8,132	635,679
NorthWestern Corp.	6,836	493,218
Unitil Corp.	1,933	115,767

		1,640,444

Oil, Gas & Consumable Fuels — 2.7%
Abraxas Petroleum Corp.(a)(b)	20,376	20,987
Altus Midstream Co.(a)	6,733	25,047
Arch Coal, Inc., Class A(b)	2,283	215,081
Ardmore Shipping Corp.(a)	4,945	40,302
Berry Petroleum Corp.	8,603	91,192
Bonanza Creek Energy, Inc.(a)	2,503	52,263
Brigham Minerals, Inc., Class A(a)	2,188	46,955
California Resources Corp.(a)(b)	6,549	128,884
Callon Petroleum Co.(a)	31,167	205,391
Carrizo Oil & Gas, Inc.(a)	12,156	121,803
Chaparral Energy, Inc., Class A(a)	4,210	19,829
Clean Energy Fuels Corp.(a)(b)	18,219	48,645
CNX Resources Corp.(a)	26,319	192,392
Comstock Resources, Inc.(a)	2,053	11,435
CONSOL Energy, Inc.(a)	3,730	99,255
Contura Energy, Inc.(a)	2,568	133,279
CVR Energy, Inc.	4,018	200,860
Delek US Holdings, Inc.	10,400	421,408
Denbury Resources, Inc.(a)(b)	61,047	75,698
DHT Holdings, Inc.(b)	12,204	72,126
Diamond S Shipping, Inc.(a)	2,946	37,620
Dorian LPG Ltd.(a)	3,739	33,726
Earthstone Energy, Inc., Class A(a)	2,843	17,399
Energy Fuels, Inc.(a)	11,654	36,477
Evolution Petroleum Corp.(b)	3,310	23,667
Extraction Oil & Gas, Inc.(a)	13,580	58,801
Falcon Minerals Corp.(a)	5,120	43,008
GasLog Ltd.	5,410	77,904
Golar LNG Ltd.(b)	12,876	237,948
Goodrich Petroleum Corp.(a)	1,356	17,614
Green Plains, Inc.(b)	5,233	56,412
Gulfport Energy Corp.(a)	21,910	107,578
Hallador Energy Co.	2,493	14,036
HighPoint Resources Corp.(a)(b)	14,441	26,283
International Seaways, Inc.(a)	3,396	64,524
Isramco, Inc.(a)	105	12,443
Jagged Peak Energy, Inc.(a)	9,179	75,910
Laredo Petroleum, Inc.(a)	24,586	71,299

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Magnolia Oil & Gas Corp., Class A(a)	13,573	$157,175
Matador Resources Co.(a)	15,048	299,154
Midstates Petroleum Co., Inc.(a)	1,547	9,112
Montage Resources Corp.(a)	2,916	17,788
NACCO Industries, Inc., Class A(b)	496	25,762
NextDecade Corp.(a)	1,214	7,672
Nordic American Tankers Ltd.(b)	18,951	44,345
Northern Oil and Gas, Inc.(a)	37,817	72,987
Oasis Petroleum, Inc.(a)	43,283	245,847
Overseas Shipholding Group, Inc., Class A(a)(b)	9,123	17,151
Panhandle Oil and Gas, Inc., Class A	2,093	27,293
Par Pacific Holdings, Inc.(a)	4,580	93,982
PDC Energy, Inc.(a)	9,012	324,973
Peabody Energy Corp.	9,621	231,866
Penn Virginia Corp.(a)	1,845	56,605
PrimeEnergy Resources Corp.(a)	68	9,053
QEP Resources, Inc.(a)	32,392	234,194
Renewable Energy Group, Inc.(a)(b)	4,902	77,746
REX American Resources Corp.(a)(b)	756	55,112
Ring Energy, Inc.(a)	7,602	24,707
Roan Resources, Inc.(a)	4,958	8,627
Rosehill Resources, Inc.(a)	1,463	5,413
SandRidge Energy, Inc.(a)	3,997	27,659
Scorpio Tankers, Inc.	5,875	173,430
SemGroup Corp., Class A(b)	10,982	131,784
Ship Finance International Ltd.(b)	11,169	139,724
SilverBow Resources, Inc.(a)	792	10,969
SM Energy Co.	15,199	190,291
Southwestern Energy Co.(a)(b)	73,906	233,543
SRC Energy, Inc.(a)	33,223	164,786
Talos Energy, Inc.(a)	2,676	64,358
Teekay Corp.	9,099	31,301
Teekay Tankers Ltd., Class A	26,822	34,332
Tellurian, Inc.(a)(b)	12,799	100,472
Ultra Petroleum Corp.(a)	1,433	258
Unit Corp.(a)	6,950	61,786
Uranium Energy Corp.(a)(b)	24,505	33,572
W&T Offshore, Inc.(a)	12,348	61,246
Whiting Petroleum Corp.(a)	12,356	230,810
World Fuel Services Corp.	8,898	319,972

		7,292,338

Paper & Forest Products — 0.4%
Boise Cascade Co.	5,163	145,132
Clearwater Paper Corp.(a)	2,145	39,661
Louisiana-Pacific Corp.	16,868	442,279
Neenah, Inc.	2,296	155,095
PH Glatfelter Co.	5,770	97,398
Schweitzer-Mauduit International, Inc.	4,246	140,882
Verso Corp., Class A(a)	4,578	87,211

		1,107,658

Personal Products — 0.3%
Edgewell Personal Care Co.(a)(b)	7,362	198,406
elf Beauty, Inc.(a)	3,563	50,238
Inter Parfums, Inc.	2,391	158,977
Lifevantage Corp.(a)	1,846	23,961
Medifast, Inc.(b)	1,552	199,122
Nature’s Sunshine Products, Inc.(a)	1,254	11,650
Revlon, Inc., Class A(a)(b)	1,015	19,620
USANA Health Sciences, Inc.(a)	1,832	145,516
Youngevity International, Inc.(a)	1,062	6,053

		813,543

Security	Shares	Value

Pharmaceuticals — 1.7%
AcelRx Pharmaceuticals, Inc.(a)	10,527	$26,633
Acer Therapeutics, Inc.(a)	1,275	4,972
Aclaris Therapeutics, Inc.(a)	4,586	10,043
Aerie Pharmaceuticals, Inc.(a)	5,718	168,967
Akorn, Inc.(a)	12,399	63,855
Amneal Pharmaceuticals, Inc.(a)	12,653	90,722
Amphastar Pharmaceuticals, Inc.(a)	4,978	105,086
ANI Pharmaceuticals, Inc.(a)	1,233	101,353
Aratana Therapeutics, Inc.(a)	6,581	33,958
Arvinas, Inc.(a)	2,372	52,160
Assertio Therapeutics, Inc.(a)(b)	8,735	30,136
Axsome Therapeutics, Inc.(a)	3,283	84,537
BioDelivery Sciences International, Inc.(a)	10,900	50,685
Cerecor, Inc.(a)	2,832	15,406
Chiasma, Inc.(a)	3,491	26,078
Collegium Pharmaceutical, Inc.(a)(b)	4,353	57,242
Corcept Therapeutics, Inc.(a)(b)	12,970	144,615
Corium International, Inc., CVR(a)	3,221	580
CorMedix, Inc.(a)	2,364	21,205
Cymabay Therapeutics, Inc.(a)	9,305	66,624
Dermira, Inc.(a)(b)	6,291	60,142
Dova Pharmaceuticals, Inc.(a)	937	13,212
Eloxx Pharmaceuticals, Inc.(a)	2,875	28,664
Endo International plc(a)	29,752	122,578
Evofem Biosciences, Inc.(a)	1,861	12,357
Evolus, Inc.(a)	1,430	20,907
EyePoint Pharmaceuticals, Inc.(a)	8,209	13,463
Innoviva, Inc.(a)	8,658	126,060
Intersect ENT, Inc.(a)(b)	4,208	95,774
Intra-Cellular Therapies, Inc.(a)	5,947	77,192
Kala Pharmaceuticals, Inc.(a)(b)	3,181	20,295
Kaleido Biosciences, Inc.(a)	662	7,679
Lannett Co., Inc.(a)	4,575	27,724
Liquidia Technologies, Inc.(a)	1,777	14,216
Mallinckrodt plc(a)	11,555	106,075
Marinus Pharmaceuticals, Inc.(a)(b)	6,383	26,489
Medicines Co. (The)(a)	9,519	347,158
Menlo Therapeutics, Inc.(a)	2,055	12,309
MyoKardia, Inc.(a)	6,004	301,041
NGM Biopharmaceuticals, Inc.(a)	900	13,176
Ocular Therapeutix, Inc.(a)(b)	5,170	22,748
Odonate Therapeutics, Inc.(a)	1,000	36,690
Omeros Corp.(a)(b)	6,422	100,761
Optinose, Inc.(a)	3,372	23,874
Osmotica Pharmaceuticals plc(a)	920	3,496
Pacira BioSciences, Inc.(a)	5,482	238,412
Paratek Pharmaceuticals, Inc.(a)(b)	4,042	16,128
Phibro Animal Health Corp., Class A	2,821	89,623
Prestige Consumer Healthcare, Inc.(a)	7,079	224,263
Reata Pharmaceuticals, Inc., Class A(a)	2,717	256,349
resTORbio, Inc.(a)	2,014	20,543
Revance Therapeutics, Inc.(a)	5,983	77,599
SIGA Technologies, Inc.(a)(b)	7,860	44,645
Strongbridge Biopharma plc(a)	4,835	15,134
Supernus Pharmaceuticals, Inc.(a)	6,672	220,776
TherapeuticsMD, Inc.(a)(b)	26,706	69,436
Theravance Biopharma, Inc.(a)(b)	6,018	98,274
Tricida, Inc.(a)(b)	2,949	116,367
Verrica Pharmaceuticals, Inc.(a)	1,977	22,973
WaVe Life Sciences Ltd.(a)(b)	3,046	79,470
Xeris Pharmaceuticals, Inc.(a)(b)	3,600	41,184
Zogenix, Inc.(a)	5,772	275,786
Zynerba Pharmaceuticals, Inc.(a)	2,814	38,130

		4,734,029

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.6%
Acacia Research Corp.(a)	5,266	$15,587
ASGN, Inc.(a)	6,917	419,170
Barrett Business Services, Inc.	998	82,435
BG Staffing, Inc.	1,420	26,810
CBIZ, Inc.(a)	6,852	134,231
CRA International, Inc.	1,043	39,978
Exponent, Inc.	6,968	407,907
Forrester Research, Inc.	1,475	69,369
Franklin Covey Co.(a)	1,317	44,778
FTI Consulting, Inc.(a)	5,108	428,255
GP Strategies Corp.(a)	1,543	23,268
Heidrick & Struggles International, Inc.	2,480	74,326
Huron Consulting Group, Inc.(a)	3,039	153,105
ICF International, Inc.	2,474	180,107
InnerWorkings, Inc.(a)(b)	6,561	25,063
Insperity, Inc.	5,233	639,159
Kelly Services, Inc., Class A	4,468	117,017
Kforce, Inc.	3,061	107,410
Korn Ferry	7,624	305,494
Mistras Group, Inc.(a)	2,325	33,410
Navigant Consulting, Inc.	5,191	120,379
Resources Connection, Inc.(b)	3,958	63,368
TriNet Group, Inc.(a)	6,038	409,376
TrueBlue, Inc.(a)	5,348	117,977
Upwork, Inc.(a)(b)	7,414	119,217
WageWorks, Inc.(a)	5,412	274,875
Willdan Group, Inc.(a)	1,339	49,878

		4,481,949

Real Estate Management & Development — 0.7%
Altisource Portfolio Solutions SA(a)	896	17,615
American Realty Investors, Inc.(a)	317	4,324
Consolidated-Tomoka Land Co.	677	40,417
Cushman & Wakefield plc(a)	13,807	246,869
eXp World Holdings, Inc.(a)	2,154	23,974
Forestar Group, Inc.(a)(b)	1,390	27,175
FRP Holdings, Inc.(a)	983	54,822
Griffin Industrial Realty, Inc.	166	5,868
HFF, Inc., Class A	5,185	235,814
Kennedy-Wilson Holdings, Inc.	16,641	342,305
Marcus & Millichap, Inc.(a)	3,119	96,221
Maui Land & Pineapple Co., Inc.(a)	1,072	11,031
Newmark Group, Inc., Class A	19,826	178,037
Rafael Holdings, Inc., Class B(a)	1,408	40,480
RE/MAX Holdings, Inc., Class A	2,368	72,840
Realogy Holdings Corp.	15,425	111,677
Redfin Corp.(a)	11,955	214,951
RMR Group, Inc. (The), Class A(b)	935	43,926
St. Joe Co. (The)(a)(b)	4,678	80,836
Stratus Properties, Inc.(a)(b)	832	26,982
Tejon Ranch Co.(a)(b)	2,793	46,336
Transcontinental Realty Investors, Inc.(a)	242	6,202

		1,928,702

Road & Rail — 0.5%
ArcBest Corp.(b)	3,409	95,827
Avis Budget Group, Inc.(a)	8,003	281,386
Covenant Transportation Group, Inc., Class A(a)	1,638	24,095
Daseke, Inc.(a)(b)	6,707	24,145
Heartland Express, Inc.	6,208	112,179
Hertz Global Holdings, Inc.(a)	8,702	138,884
Marten Transport Ltd.	5,193	94,253
PAM Transportation Services, Inc.(a)	250	15,500
Roadrunner Transportation Systems, Inc.(a)	586	5,596
Saia, Inc.(a)	3,500	226,345

Security	Shares	Value

Road & Rail (continued)
Universal Logistics Holdings, Inc.	1,224	$27,503
US Xpress Enterprises, Inc., Class A(a)	2,495	12,824
Werner Enterprises, Inc.(b)	6,165	191,608
YRC Worldwide, Inc.(a)	4,269	17,204

		1,267,349

Semiconductors & Semiconductor Equipment — 2.2%
Adesto Technologies Corp.(a)	3,606	29,389
Advanced Energy Industries, Inc.(a)	5,174	291,141
Alpha & Omega Semiconductor Ltd.(a)(b)	2,486	23,219
Ambarella, Inc.(a)	4,276	188,700
Amkor Technology, Inc.(a)	13,591	101,389
Aquantia Corp.(a)	3,802	49,540
Axcelis Technologies, Inc.(a)	4,256	64,053
AXT, Inc.(a)	4,613	18,267
Brooks Automation, Inc.(b)	9,593	371,729
Cabot Microelectronics Corp.(b)	3,915	430,963
CEVA, Inc.(a)	2,930	71,346
Cirrus Logic, Inc.(a)	8,017	350,343
Cohu, Inc.(b)	5,610	86,562
Diodes, Inc.(a)	5,552	201,926
DSP Group, Inc.(a)	2,886	41,443
FormFactor, Inc.(a)	10,185	159,599
GSI Technology, Inc.(a)	2,022	17,329
Ichor Holdings Ltd.(a)	2,949	69,714
Impinj, Inc.(a)	1,962	56,152
Inphi Corp.(a)	6,075	304,358
Lattice Semiconductor Corp.(a)	16,853	245,885
MACOM Technology Solutions Holdings, Inc.(a)	6,018	91,052
MaxLinear, Inc.(a)	8,814	206,600
Nanometrics, Inc.(a)	3,183	110,482
NeoPhotonics Corp.(a)	5,049	21,105
NVE Corp.	634	44,145
PDF Solutions, Inc.(a)(b)	3,756	49,279
Photronics, Inc.(a)	9,016	73,931
Power Integrations, Inc.	3,804	305,005
Rambus, Inc.(a)	14,984	180,407
Rudolph Technologies, Inc.(a)	4,184	115,604
Semtech Corp.(a)	8,913	428,270
Silicon Laboratories, Inc.(a)	5,810	600,754
SMART Global Holdings, Inc.(a)	1,726	39,681
SunPower Corp.(a)	8,706	93,067
Synaptics, Inc.(a)	4,719	137,512
Ultra Clean Holdings, Inc.(a)	5,104	71,048
Veeco Instruments, Inc.(a)	6,420	78,452
Xperi Corp.(b)	6,776	139,518

		5,958,959

Software — 4.6%
8x8, Inc.(a)	12,666	305,251
A10 Networks, Inc.(a)	7,581	51,702
ACI Worldwide, Inc.(a)	14,772	507,271
Agilysys, Inc.(a)	2,383	51,163
Alarm.com Holdings, Inc.(a)	4,965	265,628
Altair Engineering, Inc., Class A(a)(b)	5,199	209,988
Amber Road, Inc.(a)	3,384	44,195
American Software, Inc., Class A(b)	3,796	49,917
Appfolio, Inc., Class A(a)(b)	2,065	211,188
Appian Corp.(a)	4,215	152,035
Avaya Holdings Corp.(a)	15,009	178,757
Benefitfocus, Inc.(a)	4,013	108,953
Blackbaud, Inc.(b)	6,614	552,269
Blackline, Inc.(a)	5,785	309,555
Bottomline Technologies DE, Inc.(a)(b)	5,806	256,857
Box, Inc., Class A(a)	19,381	341,299

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Carbon Black, Inc.(a)(b)	7,552	$126,269
ChannelAdvisor Corp.(a)(b)	3,719	32,578
Cision Ltd.(a)	12,332	144,654
Cloudera, Inc.(a)	31,939	167,999
CommVault Systems, Inc.(a)	4,654	230,932
Cornerstone OnDemand, Inc.(a)	7,558	437,835
Digimarc Corp.(a)	1,500	66,585
Digital Turbine, Inc.(a)	10,404	52,020
Domo, Inc., Class B(a)	2,403	65,650
Ebix, Inc.(b)	3,196	160,503
eGain Corp.(a)(b)	2,825	22,996
Envestnet, Inc.(a)	6,451	441,055
Everbridge, Inc.(a)	4,399	393,359
Five9, Inc.(a)	7,951	407,807
ForeScout Technologies, Inc.(a)	5,494	186,027
GTY Technology Holdings, Inc.(a)	3,959	27,119
Ideanomics, Inc.(a)	6,855	16,863
Instructure, Inc.(a)(b)	4,549	193,333
Intelligent Systems Corp.(a)	910	26,199
j2 Global, Inc.	6,295	559,563
LivePerson, Inc.(a)	8,230	230,769
Majesco(a)(b)	1,107	10,306
MicroStrategy, Inc., Class A(a)	1,142	163,660
Mitek Systems, Inc.(a)	4,222	41,967
MobileIron, Inc.(a)	12,914	80,067
Model N, Inc.(a)(b)	4,362	85,059
Monotype Imaging Holdings, Inc.	5,502	92,654
OneSpan, Inc.(a)	4,565	64,686
Progress Software Corp.	6,016	262,418
PROS Holdings, Inc.(a)	4,445	281,191
Q2 Holdings, Inc.(a)(b)	5,411	413,184
QAD, Inc., Class A	1,497	60,194
Qualys, Inc.(a)	4,599	400,481
Rapid7, Inc.(a)	6,497	375,787
Rimini Street, Inc.(a)(b)	2,641	13,997
SailPoint Technologies Holding, Inc.(a)	11,605	232,564
SecureWorks Corp., Class A(a)(b)	1,136	15,097
SharpSpring, Inc.(a)	1,137	14,770
ShotSpotter, Inc.(a)	1,098	48,532
SPS Commerce, Inc.(a)	2,427	248,064
SVMK, Inc.(a)(b)	11,339	187,207
Synchronoss Technologies, Inc.(a)	5,153	40,760
Telaria, Inc.(a)	5,908	44,428
Telenav, Inc.(a)	4,426	35,408
Tenable Holdings, Inc.(a)(b)	5,004	142,814
TiVo Corp.	16,782	123,683
Upland Software, Inc.(a)	3,027	137,819
Varonis Systems, Inc.(a)(b)	4,013	248,565
Verint Systems, Inc.(a)	8,840	475,415
VirnetX Holding Corp.(a)(b)	8,291	51,487
Workiva, Inc.(a)(b)	4,732	274,882
Yext, Inc.(a)(b)	12,570	252,531
Zix Corp.(a)	7,316	66,502
Zuora, Inc., Class A(a)	11,528	176,609

		12,748,931

Specialty Retail — 2.3%
Aaron’s, Inc.	9,109	559,384
Abercrombie & Fitch Co., Class A(b)	9,007	144,472
American Eagle Outfitters, Inc.(b)	21,896	370,042
America’s Car-Mart, Inc.(a)	855	73,598
Asbury Automotive Group, Inc.(a)	2,608	219,959
Ascena Retail Group, Inc.(a)(b)	23,254	14,185
At Home Group, Inc.(a)	6,665	44,389
Barnes & Noble Education, Inc.(a)	4,763	16,004

Security	Shares	Value

Specialty Retail (continued)
Barnes & Noble, Inc.	7,917	$52,965
Bed Bath & Beyond, Inc.(b)	17,120	198,934
Boot Barn Holdings, Inc.(a)	3,827	136,394
Buckle, Inc. (The)(b)	3,825	66,211
Caleres, Inc.(b)	5,590	111,353
Camping World Holdings, Inc., Class A	4,304	53,456
Cato Corp. (The), Class A(b)	2,996	36,911
Chico’s FAS, Inc.(b)	15,330	51,662
Children’s Place, Inc. (The)	2,056	196,101
Citi Trends, Inc.	1,638	23,948
Conn’s, Inc.(a)	2,609	46,492
Container Store Group, Inc. (The)(a)	2,426	17,758
Designer Brands, Inc., Class A	8,832	169,309
Express, Inc.(a)	9,666	26,388
GameStop Corp., Class A	13,315	72,833
Genesco, Inc.(a)(b)	2,427	102,638
GNC Holdings, Inc., Class A(a)(b)	10,811	16,216
Group 1 Automotive, Inc.	2,374	194,407
Guess?, Inc.	7,648	123,515
Haverty Furniture Cos., Inc.(b)	2,509	42,728
Hibbett Sports, Inc.(a)	2,507	45,627
Hudson Ltd., Class A(a)	5,283	72,853
J. Jill, Inc.(b)	2,734	5,441
Lithia Motors, Inc., Class A(b)	2,992	355,390
Lumber Liquidators Holdings, Inc.(a)	3,779	43,647
MarineMax, Inc.(a)	3,020	49,649
Michaels Cos., Inc. (The)(a)	11,541	100,407
Monro, Inc.(b)	4,411	376,258
Murphy USA, Inc.(a)(b)	4,118	346,036
National Vision Holdings, Inc.(a)	9,315	286,250
Office Depot, Inc.(b)	73,709	151,841
Party City Holdco, Inc.(a)(b)	7,527	55,173
Rent-A-Center, Inc.(a)	6,584	175,332
RH(a)(b)	2,467	285,185
RTW RetailWinds, Inc.(a)(b)	4,547	7,730
Sally Beauty Holdings, Inc.(a)(b)	16,426	219,123
Shoe Carnival, Inc.(b)	1,364	37,646
Signet Jewelers Ltd.(b)	7,068	126,376
Sleep Number Corp.(a)	4,021	162,408
Sonic Automotive, Inc., Class A	3,401	79,413
Sportsman’s Warehouse Holdings, Inc.(a)	5,721	21,625
Tailored Brands, Inc.(b)	6,597	38,065
Tile Shop Holdings, Inc.(b)	4,709	18,836
Tilly’s, Inc., Class A	3,138	23,943
Winmark Corp.	311	53,850
Zumiez, Inc.(a)	2,701	70,496

		6,390,852

Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.(a)(b)	15,391	140,058
AstroNova, Inc.	902	23,308
Avid Technology, Inc.(a)(b)	3,792	34,583
Cray, Inc.(a)	5,526	192,415
Diebold Nixdorf, Inc.(a)(b)	10,128	92,772
Electronics For Imaging, Inc.(a)	5,803	214,189
Immersion Corp.(a)(b)	4,242	32,282
Sonim Technologies, Inc.(a)	482	6,136
Stratasys Ltd.(a)(b)	6,973	204,797

		940,540

Textiles, Apparel & Luxury Goods — 0.9%
Centric Brands, Inc.(a)	2,091	8,594
Crocs, Inc.(a)	8,661	171,055
Culp, Inc.(b)	1,410	26,790
Deckers Outdoor Corp.(a)	3,955	695,961

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Delta Apparel, Inc.(a)	815	$18,892
Fossil Group, Inc.(a)(b)	6,532	75,118
G-III Apparel Group Ltd.(a)(b)	6,131	180,374
Kontoor Brands, Inc.(a)	5,994	167,952
Movado Group, Inc.	2,089	56,403
Oxford Industries, Inc.(b)	2,223	168,503
Rocky Brands, Inc.(b)	943	25,725
Steven Madden Ltd.	11,569	392,767
Superior Group of Cos., Inc.(b)	1,315	22,526
Unifi, Inc.(a)	2,074	37,685
Vera Bradley, Inc.(a)	3,000	36,000
Vince Holding Corp.(a)	408	5,692
Wolverine World Wide, Inc.(b)	11,868	326,845

		2,416,882

Thrifts & Mortgage Finance — 2.1%
Axos Financial, Inc.(a)	7,860	214,185
Bank7 Corp.(a)	357	6,601
Bridgewater Bancshares, Inc.(a)	3,082	35,566
Capitol Federal Financial, Inc.(b)	17,882	246,235
Columbia Financial, Inc.(a)	7,133	107,708
Dime Community Bancshares, Inc.	4,308	81,809
Entegra Financial Corp.(a)	1,062	31,988
ESSA Bancorp, Inc.	1,222	18,636
Essent Group Ltd.(a)	13,005	611,105
Federal Agricultural Mortgage Corp., Class C	1,192	86,611
First Defiance Financial Corp.(b)	2,648	75,653
Flagstar Bancorp, Inc.	3,924	130,041
FS Bancorp, Inc.	493	25,572
Greene County Bancorp, Inc.(b)	388	11,415
Hingham Institution for Savings	187	37,028
Home Bancorp, Inc.(b)	1,018	39,173
HomeStreet, Inc.(a)	3,310	98,108
Kearny Financial Corp.(b)	11,117	147,745
Luther Burbank Corp.	2,629	28,630
Merchants Bancorp(b)	1,267	21,577
Meridian Bancorp, Inc.(b)	6,383	114,192
Meta Financial Group, Inc.	4,976	139,577
MMA Capital Holdings, Inc.(a)	637	21,320
Mr Cooper Group, Inc.(a)(b)	10,364	83,016
NMI Holdings, Inc., Class A(a)	8,807	250,031
Northfield Bancorp, Inc.(b)	5,768	90,039
Northwest Bancshares, Inc.(b)	13,689	241,063
OceanFirst Financial Corp.	6,843	170,049
Ocwen Financial Corp.(a)	18,506	38,307
OP Bancorp(b)	1,864	20,206
Oritani Financial Corp.	5,330	94,554
PCSB Financial Corp.	2,088	42,282
PDL Community Bancorp(a)(b)	1,335	19,077
PennyMac Financial Services, Inc.	2,351	52,145
Provident Bancorp, Inc.(a)	658	18,417
Provident Financial Holdings, Inc.	732	15,365
Provident Financial Services, Inc.	8,238	199,772
Prudential Bancorp, Inc.	1,270	24,028
Radian Group, Inc.	28,352	647,843
Riverview Bancorp, Inc.(b)	3,056	26,098
Southern Missouri Bancorp, Inc.	1,047	36,467
Sterling Bancorp, Inc.	2,419	24,117
Territorial Bancorp, Inc.	1,063	32,847
Timberland Bancorp, Inc.	982	29,342
TrustCo Bank Corp.	12,433	98,469
United Community Financial Corp.(b)	6,439	61,621
United Financial Bancorp, Inc.(b)	6,735	95,502
Walker & Dunlop, Inc.	3,777	200,974
Washington Federal, Inc.(b)	10,931	381,820

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Waterstone Financial, Inc.(b)	3,350	$57,151
Western New England Bancorp, Inc.(b)	3,480	32,503
WSFS Financial Corp.	7,119	294,015

		5,707,595

Tobacco — 0.2%
22nd Century Group, Inc.(a)(b)	14,966	31,279
Pyxus International, Inc.(a)	1,261	19,167
Turning Point Brands, Inc.	1,111	54,417
Universal Corp.	3,281	199,386
Vector Group Ltd.	14,348	139,893

		444,142

Trading Companies & Distributors — 1.3%
Aircastle Ltd.	7,193	152,923
Applied Industrial Technologies, Inc.	5,185	319,033
Beacon Roofing Supply, Inc.(a)	9,205	338,008
BlueLinx Holdings, Inc.(a)(b)	1,118	22,148
BMC Stock Holdings, Inc.(a)	8,952	189,782
CAI International, Inc.(a)	2,260	56,093
DXP Enterprises, Inc.(a)(b)	2,258	85,556
EVI Industries, Inc.	557	21,316
Foundation Building Materials, Inc.(a)	2,100	37,338
GATX Corp.(b)	4,889	387,649
General Finance Corp.(a)	1,474	12,337
GMS, Inc.(a)	4,325	95,150
H&E Equipment Services, Inc.(b)	4,416	128,461
Herc Holdings, Inc.(a)	3,309	151,651
Kaman Corp.(b)	3,751	238,901
Lawson Products, Inc.(a)	584	21,450
MRC Global, Inc.(a)(b)	10,833	185,461
NOW, Inc.(a)	14,703	217,016
Rush Enterprises, Inc., Class A(b)	3,844	140,383
Rush Enterprises, Inc., Class B	483	17,827
SiteOne Landscape Supply, Inc.(a)	5,523	382,744
Systemax, Inc.(b)	1,623	35,966
Textainer Group Holdings Ltd.(a)(b)	3,621	36,500
Titan Machinery, Inc.(a)	2,475	50,936
Transcat, Inc.(a)	853	21,828
Triton International Ltd.(b)	7,698	252,187
Veritiv Corp.(a)	1,816	35,267
Willis Lease Finance Corp.(a)	459	26,769

		3,660,680

Water Utilities — 0.5%
American States Water Co.(b)	4,956	372,889
AquaVenture Holdings Ltd.(a)	1,616	32,272
Artesian Resources Corp., Class A	1,099	40,850
Cadiz, Inc.(a)(b)	1,930	21,713
California Water Service Group	6,509	329,551
Connecticut Water Service, Inc.(b)	1,600	111,552
Consolidated Water Co. Ltd.	1,787	25,483
Global Water Resources, Inc.(b)	1,267	13,227
Middlesex Water Co.(b)	2,201	130,409
Pure Cycle Corp.(a)(b)	2,648	28,069
SJW Group(b)	3,564	216,584
York Water Co. (The)(b)	1,710	61,081

		1,383,680

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(a)	5,878	105,628
Gogo, Inc.(a)	7,458	29,683
Shenandoah Telecommunications Co.(b)	6,481	249,648

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Spok Holdings, Inc.	2,577	$38,758

		423,717

Total Common Stocks — 98.7% (Cost: $226,736,254)		271,028,167

Investment Companies — 0.0%

Ferroglobe Representation & Warranty Insurance Trust - Beneficial Interest Units	10,979	—

Total Investment Companies — 0.0% (Cost: $—)		—

Rights — 0.0%

Electrical Equipment — 0.0%
Babcock & Wilcox(a)	5,219	221

Security	Shares	Value

Road & Rail — 0.0%
Hertz Global Holdings, Inc.(a)	7,281	$14,198

Total Rights — 0.0% (Cost: $21,021)		14,419

Total Long-Term Investments — 98.7% (Cost: $226,757,275)		271,042,586

Short-Term Securities — 16.2%(d)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	3,399,894	3,399,894
SL Liquidity Series, LLC, Money Market Series, 2.55%(e)	41,073,592	41,085,914

Total Short-Term Securities — 16.2% (Cost: $44,483,528)		44,485,808

Total Investments — 114.9% (Cost: $271,240,803)		315,528,394

Liabilities in Excess of Other Assets — (14.9)%		(40,909,001)

Net Assets — 100.0%		$274,619,393

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,505,930	(2,106,036)	3,399,894	$3,399,894	$60,993		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	41,073,592	41,073,592	41,085,914	77,592	(b)	2,315	2,280

				$44,485,808	$138,585		$2,315	$2,280

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	53	09/20/19	$4,153	$76,742

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$76,742	$—	$—	$—	$76,742

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$625,647	$—	$—	$—	$625,647

Net Change in Unrealized Appreciation (Depreciation) on: Futures contracts	—	—	275,887	—	—	—	275,887

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,932,438

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$3,456,247	$—	$—	$3,456,247
Air Freight & Logistics	864,862	—	—	864,862
Airlines	1,310,102	—	—	1,310,102
Auto Components	3,163,109	—	—	3,163,109
Automobiles	164,224	—	—	164,224

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund

	Level 1	Level 2	Level 3	Total
Banks	$26,505,134	$—	$—	$26,505,134
Beverages	946,512	—	—	946,512
Biotechnology	21,439,698	215	—	21,439,913
Building Products	3,737,406	—	—	3,737,406
Capital Markets	3,858,755	—	—	3,858,755
Chemicals	5,408,546	—	—	5,408,546
Commercial Services & Supplies	7,235,182	—	—	7,235,182
Communications Equipment	3,162,828	—	—	3,162,828
Construction & Engineering	3,053,874	—	—	3,053,874
Construction Materials	429,985	—	—	429,985
Consumer Finance	1,913,663	—	—	1,913,663
Containers & Packaging	280,128	—	—	280,128
Distributors	325,216	—	—	325,216
Diversified Consumer Services	2,771,004	—	—	2,771,004
Diversified Financial Services	582,330	—	—	582,330
Diversified Telecommunication Services	1,742,060	—	—	1,742,060
Electric Utilities	2,812,734	—	—	2,812,734
Electrical Equipment	2,593,928	—	—	2,593,928
Electronic Equipment, Instruments & Components	6,663,041	—	—	6,663,041
Energy Equipment & Services	3,750,265	—	—	3,750,265
Entertainment	708,300	—	—	708,300
Equity Real Estate Investment Trusts (REITs)	18,989,469	—	—	18,989,469
Food & Staples Retailing	1,700,682	—	—	1,700,682
Food Products	3,152,776	—	1,859	3,154,635
Gas Utilities	3,371,386	—	—	3,371,386
Health Care Equipment & Supplies	10,553,298	—	—	10,553,298
Health Care Providers & Services	5,353,018	—	—	5,353,018
Health Care Technology	2,749,328	—	—	2,749,328
Hotels, Restaurants & Leisure	7,421,368	—	—	7,421,368
Household Durables	4,364,096	—	—	4,364,096
Household Products	500,647	—	—	500,647
Independent Power and Renewable Electricity Producers	1,045,099	—	—	1,045,099
Industrial Conglomerates	176,350	—	—	176,350
Insurance	6,296,177	—	—	6,296,177
Interactive Media & Services	1,381,792	—	—	1,381,792
Internet & Direct Marketing Retail	1,644,685	—	—	1,644,685
IT Services	6,035,349	—	—	6,035,349
Leisure Products	1,001,795	—	—	1,001,795
Life Sciences Tools & Services	1,914,775	—	—	1,914,775
Machinery	10,905,248	—	—	10,905,248
Marine	354,727	—	—	354,727
Media	2,701,955	—	—	2,701,955
Metals & Mining	3,433,080	—	—	3,433,080
Mortgage Real Estate Investment Trusts (REITs)	3,466,864	—	—	3,466,864
Multiline Retail	291,006	—	—	291,006
Multi-Utilities	1,640,444	—	—	1,640,444
Oil, Gas & Consumable Fuels	7,292,338	—	—	7,292,338
Paper & Forest Products	1,107,658	—	—	1,107,658
Personal Products	813,543	—	—	813,543
Pharmaceuticals	4,733,449	580	—	4,734,029
Professional Services	4,481,949	—	—	4,481,949
Real Estate Management & Development	1,928,702	—	—	1,928,702
Road & Rail	1,267,349	—	—	1,267,349
Semiconductors & Semiconductor Equipment	5,958,959	—	—	5,958,959
Software	12,748,931	—	—	12,748,931
Specialty Retail	6,390,852	—	—	6,390,852
Technology Hardware, Storage & Peripherals	940,540	—	—	940,540
Textiles, Apparel & Luxury Goods	2,416,882	—	—	2,416,882
Thrifts & Mortgage Finance	5,707,595	—	—	5,707,595
Tobacco	444,142	—	—	444,142
Trading Companies & Distributors	3,660,680	—	—	3,660,680
Water Utilities	1,383,680	—	—	1,383,680
Wireless Telecommunication Services	423,717	—	—	423,717
Investment Companies	—	—	—	—
Rights	14,198	221	—	14,419

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Small Cap Index V.I. Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities	$3,399,894	$—	$—	$3,399,894

Subtotal	$274,439,605	$1,016	$1,859	$274,442,480

Investments valued at NAV(a)				41,085,914

Total Investments				$315,528,394

Derivative Financial Instruments(b)
Assets:
Equity contracts	$76,742	$—	$—	$76,742

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Small Cap Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $39,418,589) (cost — $226,757,275)	$271,042,586
Investments at value — affiliated (cost — $44,483,528)	44,485,808
Cash	2,527
Cash pledged for futures contracts	176,000
Receivables:
Investments sold	24,022,918
Securities lending income — affiliated	19,129
Capital shares sold	6,363
Dividends — affiliated	7,055
Dividends — unaffiliated	290,185
Variation margin on futures contracts	41,427
Deferred offering costs	10,897
Prepaid expenses	2,327

Total assets	340,107,222

LIABILITIES
Cash collateral on securities loaned at value	41,081,319
Payables:
Investments purchased	24,154,015
Capital shares redeemed	70,324
Investment advisory fees	21,266
Offering costs	33,135
Directors’ and Officer’s fees	5,414
Other accrued expenses	122,356

Total liabilities	65,487,829

NET ASSETS	$274,619,393

NET ASSETS CONSIST OF
Paid-in capital	$217,679,985
Accumulated earnings	56,939,408

NET ASSETS	$274,619,393

NET ASSET VALUE
Class I — Based on net assets of $274,619,393 and 24,461,601 shares outstanding, 100 million shares authorized, $0.10 par value	$11.23

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Small Cap Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$60,993
Dividends — unaffiliated	1,795,341
Securities lending income — affiliated — net	77,592
Foreign taxes withheld	(449)

Total investment income	1,933,477

EXPENSES
Investment advisory	107,645
Transfer agent	70,285
Professional	33,309
Accounting services	29,015
Printing	25,814
Offering	16,476
Directors and Officer	9,536
Custodian	6,161
Registration	232
Miscellaneous	8,164

Total expenses	306,637
Less:
Fees waived and/or reimbursed by the Manager	(2,497)
Transfer agent fees waived and/or reimbursed	(8,663)

Total expenses after fees waived and/or reimbursed	295,477

Net investment income	1,638,000

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	2,315
Investments — unaffiliated	9,849,254
Futures contracts	625,647

10,477,216

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	2,280
Investments — unaffiliated	28,322,579
Futures contracts	275,887

28,600,746

Net realized and unrealized gain	39,077,962

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,715,962

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets

	BlackRock Small Cap Index V.I. Fund
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,638,000	$3,888,019
Net realized gain	10,477,216	56,766,244
Net change in unrealized appreciation (depreciation)	28,600,746	(84,844,243)

Net increase (decrease) in net assets resulting from operations	40,715,962	(24,189,980)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	—	(62,190,705)

CAPITAL SHARE TRANSACTIONS
Shares sold	1,166,970	3,317,952
Shares issued in reinvestment of distributions	—	62,190,568
Shares redeemed	(9,563,244)	(77,181,228)

Net decrease in net assets derived from capital share transactions	(8,396,274)	(11,672,708)

NET ASSETS
Total increase (decrease) in net assets	32,319,688	(98,053,393)
Beginning of period	242,299,705	340,353,098

End of period	$274,619,393	$242,299,705

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Small Cap Index V.I. Fund (a)

	Class I
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.60	$14.57	$13.63	$11.78	$13.46	$13.99

Net investment income(b)	0.07	0.18	0.16	0.15	0.11	0.11
Net realized and unrealized gain (loss)	1.56	(1.86)	1.83	2.33	(0.74)	0.51

Net increase (decrease) from investment operations	1.63	(1.68)	1.99	2.48	(0.63)	0.62

Distributions(c)
From net investment income	—	(0.19)	(0.16)	(0.16)	(0.12)	(0.11)
From net realized gain	—	(3.10)	(0.89)	(0.47)	(0.93)	(1.04)

Total distributions	—	(3.29)	(1.05)	(0.63)	(1.05)	(1.15)

Net asset value, end of period	$11.23	$9.60	$14.57	$13.63	$11.78	$13.46

Total Return(d)
Based on net asset value	16.98%(e)	(11.25)%	14.55%	20.96%	(4.86)%	4.37%

Ratios to Average Net Assets
Total expenses	0.23%(f)	0.30%(g)	0.23%	0.31%	0.50%	0.49%

Total expenses after fees waived and/or reimbursed	0.22%(f)	0.23%(g)	0.22%	0.30%	0.49%	0.48%

Net investment income	1.22%(f)	1.17%	1.11%	1.23%	0.84%	0.76%

Supplemental Data
Net assets, end of period (000)	$274,619	$242,300	$340,353	$315,275	$276,199	$306,195

Portfolio turnover rate	11%	17%	12%	15%	14%	15%

(a)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.27% and 0.23%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and/or variable life insurance contracts. The financial statements presented are for BlackRock Small Cap Index V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: On October 29, 2018, the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, reorganized into the Fund (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization. The Reorganization closed immediately before the opening of business on October 29, 2018 and was approved by shareholders of the Predecessor Fund.

The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization. The Reorganization was tax-free, meaning that the Predecessor Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund in exchange for an equal aggregate value of newly-issued shares of the Fund. Each shareholder of the Predecessor Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Predecessor Fund shares, as determined at the close of business on October 26, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Predecessor Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
Small Cap Equity Index Fund, a series of State Farm Variable Product Trust	19,044,278	1	19,044,278

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s net assets, fair value and cost of investments prior to the Reorganization were as follows:

Predecessor Fund	Net Assets	Fair Value of Investments	Cost of Investments
Small Cap Equity Index Fund, a series of State Farm Variable Product Trust	$268,225,204	$262,372,806	$221,728,024

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital Inc.	$434,352	$(434,352)	$—
BNP Paribas Securities Corp.	134,561	(134,561)	—
Citigroup Global Markets Inc.	18,984,132	(18,984,132)	—
Credit Suisse Securities (USA) LLC	7,377,770	(7,377,770)	—
Jefferies & Co. LLC	50,208	(50,208)	—
JP Morgan Securities LLC	8,932,234	(8,932,234)	—
Merrill Lynch, Pierce, Fenner & Smith	76,635	(76,635)	—
State Street Bank & Trust Co.	3,422,340	(3,422,340)	—
Toronto Dominion Bank	6,357	(6,357)	—

	$39,418,589	$(39,418,589)	$—

(a)

Cash collateral with a value of $41,081,319 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.08% of the average daily value of the Fund’s net assets.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2019, the amount waived was $1,903.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived by the Manager pursuant to this arrangement.

The Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.22%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived and/or reimbursed $594 and $8,663 which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

In addition, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit fees paid by the Fund for operational and recordkeeping services to 0.05% of average daily net assets. These amounts are shown as transfer agent fees waived and/or reimbursed in the Statement of Operations. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver or contractual operational and recordkeeping services waiver described above or any voluntary waivers that may be in effect from time to time.

On June 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021
Fund Level	$23,988	$594
Class I	23,136	8,663

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2019, the Fund paid BIM $28,012 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$2,301,154
Sales	14,396,019
Net Realized Gain	8,051,368

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were $28,728,160 and $31,609,903 respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$271,364,408

Gross unrealized appreciation	$83,761,032
Gross unrealized depreciation	(39,520,304)

Net unrealized appreciation	$44,240,728

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18 (a)
	Shares	Amount	Shares	Amount
Class I
Shares sold	106,640	$1,166,970	226,594	$3,317,952
Shares issued in reinvestment of distributions	—	—	6,509,197	62,190,568
Shares redeemed	(875,836)	(9,563,244)	(4,870,048)	(77,181,228)

Net increase (decrease)	(769,196)	$(8,396,274)	1,865,743	$(11,672,708)

(a)

Includes the activity of the Predecessor Fund prior to the Reorganization on October 29, 2018. Excludes the exchange of shares of the Predecessor Fund for shares of the Fund during the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

As of June 30, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 710 Class I Shares of BlackRock Small Cap Index V.I. Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Glossary of Terms Used in this Report

Portfolio Abbreviation

REIT	Real Estate Investment Trust

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Corporation”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of BlackRock Advantage Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Advantage Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Advantage U.S. Total Market V.I. Fund (the “U.S. Total Market V.I. Fund”), BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Government Money Market V.I. Fund (the “Government Money Market V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock International Index V.I. Fund (the “International Index V.I. Fund”), BlackRock iShares® Dynamic Allocation V.I. Fund (the “Dynamic Allocation V.I. Fund”), BlackRock Large Cap Focus Growth V.I. Fund (the “Large Cap Focus Growth V.I. Fund”), BlackRock Managed Volatility V.I. Fund (the “Managed Volatility V.I. Fund”), BlackRock Small Cap Index V.I. Fund (the “Small Cap Index V.I. Fund”) and BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”) (each, a “Fund,” and collectively the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor. The Board also considered the approval of the sub-advisory agreements between the Manager and (a) BlackRock International Limited (“BIL”) with respect to International V.I. Fund and Managed Volatility V.I. Fund (the “BIL Sub-Advisory Agreements”); (b) BlackRock Asset Management North Asia Limited (“BNA”) with respect to Managed Volatility V.I. Fund (the “BNA Sub-Advisory Agreement”); and (c) BlackRock (Singapore) Limited (“BSL” and together with BIL and BNA, the “Sub-Advisors”) with respect to Managed Volatility V.I. Fund (the “BSL Sub-Advisory Agreement” and together with the BIL Sub-Advisory Agreements and the BNA Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to the Fund’s peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to Large Cap Core V.I. Fund, Large Cap Value V.I. Fund, U.S. Total Market V.I. Fund, Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Global Allocation V.I. Fund, International V.I. Fund, Dynamic Allocation V.I. Fund and Large Cap Focus Growth V.I. Fund, its custom peer group of funds as defined by BlackRock (“Customized Peer Group”); with respect to International Index V.I. Fund, Small Cap Index V.I. Fund and S&P 500 Index V.I. Fund, the performance of the Fund as compared with its benchmark; and, with respect to Managed Volatility V.I. Fund, certain performance metrics. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one, three and five-year periods reported, the Government Money Market V.I. Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one, three and five-year periods reported, the Equity Dividend V.I. Fund ranked in the second, first and first quartiles, respectively, against its Performance Peers.

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board noted that for each of the one-year, three-year and since-inception periods reported, the Dynamic Allocation V.I. Fund ranked in the second quartile, against its Performance Peers.

The Board noted that for each of the one, three and five-year periods reported, the Large Cap Focus Growth V.I. Fund ranked in the first quartile, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one, three and five-year periods reported, the Capital Appreciation V.I. Fund ranked in the first, first and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one, three and five-year periods reported, the Managed Volatility V.I. Fund ranked in the first, third and third quartiles, respectively, against its Customized Peer Group.

In light of the Managed Volatility V.I. Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one, three and five-year periods, the Fund underperformed its total return target. The overall risk of the Fund, as measured by the standard deviation of returns, was below its upper threshold level for the one, three and five-year periods and the maximum drawdowns were below the upper threshold level for all calendar years. The Fund’s Sharpe Ratio was above its competitor median for the one, three and five-year periods. The Fund’s beta was within its target range, for each of the periods.

The Board noted that for each of the one, three and five-year periods reported, the Large Cap Core V.I. Fund ranked in the second quartile, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one, three and five-year periods reported, the Large Cap Value V.I. Fund ranked in the second quartile, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one, three and five-year periods reported, the Global Allocation V.I. Fund ranked in the second, third and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board noted that for the one, three and five-year periods reported, the Basic Value V.I. Fund ranked in the second, third and fourth quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board noted that for the one, three and five-year periods reported, the U.S. Total Market V.I. Fund ranked in the third, first and fourth quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted that, among other things, effective June 12, 2017, the Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Value Opportunities V.I. Fund to BlackRock Advantage U.S. Total Market V.I. Fund.

The Board and BlackRock discussed BlackRock’s strategy for improving the U.S. Total Market V.I. Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one, three and five-year periods reported, the International V.I. Fund ranked in the fourth quartile, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board was informed that, among other things, negative stock selections within the consumer staples, communication services, and technology sectors were the primary detractors from performance over the one-year period. Longer term performance was also impacted by relative underperformance in 2016 and 2014.

The Board and BlackRock discussed BlackRock’s strategy for improving the International V.I. Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the past five one-year periods reported, the International Index V.I. Fund’s net performance outperformed its benchmark for two of the five periods. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the past five one-year periods reported, the Small Cap Index V.I. Fund’s net performance underperformed its benchmark for each of the periods. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-year period reported, the S&P 500 Index V.I. Fund’s net performance was out of tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s out of tolerance performance over the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Large Cap Core V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Large Cap Value V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the U.S. Total Market V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Basic Value V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Capital Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Equity Dividend V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Global Allocation V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Government Money Market V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the International V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower contractual expense cap, on a class-by-class basis. The contractual expense cap reduction was implemented on May 24, 2019.

The Board noted that the International Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

BlackRock has reviewed with the Board that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board noted that the Dynamic Allocation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis, as applicable. This contractual expense cap reduction was implemented on October 26, 2018.

The Board noted that the Large Cap Focus Growth V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Managed Volatility V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on April 23, 2018.

The Board noted that the Small Cap Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the S&P 500 Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock and the Board agreed to a lower contractual advisory fee rate and a lower contractual expense cap on a class-by-class basis. These expense reductions were implemented on April 23, 2018.

With respect to the Large Cap Core V.I. Fund, the Large Cap Value V.I. Fund, the U.S. Total Market V.I. Fund, the Basic Value V.I. Fund, the Capital Appreciation V.I. Fund, the Equity Dividend V.I. Fund, the Global Allocation V.I. Fund, the Government Money Market V.I. Fund, the International V.I. Fund, the Dynamic Allocation V.I. Fund, the Large Cap Focus Growth V.I. Fund and the Managed Volatility V.I. Fund, the Board noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

With respect to the Large Cap Core V.I. Fund, the Large Cap Value V.I. Fund, the U.S. Total Market V.I. Fund, the Basic Value V.I. Fund, the Capital Appreciation V.I. Fund, the Equity Dividend V.I. Fund, the Global Allocation V.I. Fund, the International V.I. Fund, the International Index V.I. Fund, the Large Cap Focus Growth V.I. Fund, Managed Volatility V.I. Fund, the Small Cap Index V.I. Fund and the S&P 500 Index V.I. Fund, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for each Fund on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, (ii) the BIL Sub-Advisory Agreements between the Manager and BIL with respect to the International V.I. Fund and Managed Volatility V.I. Fund, (iii) the BNA Sub-Advisory Agreement between the Manager and BNA with respect to the Managed Volatility V.I. Fund and (iv) BSL Sub-Advisory Agreement between the Manager and BSL with respect to Managed Volatility V.I. Fund, each for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Corporation”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one, three and five-year periods reported, the High Yield V.I. Fund ranked in the second quartile against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the High Yield V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one, three and five-year periods reported, the Total Return V.I. Fund ranked in the second, third, and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Total Return V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Total Return V.I. Fund’s underperformance during the applicable period.

The Board noted that for the one, three and five-year periods reported, the U.S. Government Bond V.I. Fund ranked in the third, third and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the U.S. Government Bond V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the U.S. Government Bond V.I. Fund’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield V.I. Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield V.I. Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board noted that if the size of the High Yield V.I. Fund or the Total Return V.I. Fund were to decrease, the High Yield V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the High Yield V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the Total Return V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Total Return V.I. Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board noted that if the size of the Total Return V.I. Fund or the High Yield V.I Fund were to decrease, the Total Return V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Total Return V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the U.S. Government Bond V.I. Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond V.I. Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the U.S. Government Bond V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the U.S. Government Bond V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the U.S. Government Bond V.I. Fund. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to increase the voluntary advisory fee waiver from 10 basis points to 26 basis points. The waiver increase was implemented on July 3, 2019.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

BlackRock Variable Series Funds, Inc.

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited (b)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management (c)

North Asia Limited

Hong Kong

BlackRock (Singapore) Limited (c)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

Brown Brothers Harriman & Co. (a)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.
(b)	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund.
(c)	For BlackRock Managed Volatility V.I. Fund.

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

BlackRock Variable Series Funds II, Inc.

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http:// www.sec.gov.The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-6/19-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) –  Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 27, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: August 27, 2019

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